UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a‐12

Boston Scientific Corporation
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0‐11.

Boston Scientific
Advancing science for life™

2026 Notice of Annual Meeting of Stockholders and Proxy Statement

A Letter from our CEO Michael F. Mahoney

March , 2026
Dear Boston Scientific Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (Annual Meeting) of Boston Scientific Corporation (the Company or Boston Scientific) to be held on April 30, 2026, at 8:00 a.m. Eastern Time. The Annual Meeting will be held in a virtual format only, via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online by visiting www.virtualshareholdermeeting.com/BSX2026. The Board of Directors appreciates and encourages stockholder participation in the Company’s affairs. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to vote your shares. Accordingly, we request that as soon as possible, you vote via the internet or, if you have received printed proxy materials, you vote via the internet, by telephone or by mailing your completed proxy card or voter instruction form.
In 2025, Boston Scientific continued to deliver relentless innovation and enduring growth. Propelled by the talent and dedication of our global teams, we built on our track record of consistent financial performance to achieve another outstanding year. Our results keep us on course toward our goal of consistently being the highest-performing large-cap company in MedTech. To that end, our focus remains on strengthening our innovation ecosystem with a differentiated product pipeline designed to support sustainable growth over the long term.
We had many notable developments to be proud of in 2025. Of all our achievements, one stands above the rest: We helped improve the lives of more than 48 million patients around the world. For this and all our accomplishments, I extend my deepest thanks to our 59,000 values-driven employees, who live out our purpose of “advancing science for life” every day. Their skills, dedication and winning spirit are what make Boston Scientific such a remarkable company.
Our growth in 2025 reflects the strength of our product portfolio. We delivered strong performance across our eight business units and in each region. This balanced performance reinforces the durability of our growth model. Looking forward, we continue to focus on our long-range financial goals of above-market revenue growth, expanded operating margins, double-digit adjusted EPS growth and strong cash flow generation. Boston Scientific is well positioned to continue increasing value for customers, employees and stockholders.
Relentless Innovation, Enduring Growth
Boston Scientific devices and therapies help physicians diagnose and treat complex cardiovascular, respiratory, digestive, oncological, neurological and urological diseases and conditions. Our strategy for long-term growth involves identifying new and differentiated technologies and expanding into high-growth markets that complement our existing, category-leading products. Within those markets, we work to uncover unmet healthcare needs and determine how to uniquely serve them. In 2025, we invested in pipeline developments designed to help patients across various health conditions, including:
•Investing in heart and vascular health
•Supporting cancer patients
•Providing relief from chronic pain and other neurological conditions
•Combating obesity
•Strengthening pelvic health
•Treating blood clots and neurovascular conditions

2026 Proxy Statement	i

A Letter from our CEO
Positioned for Global Growth
Boston Scientific now has over 170 locations globally. In 2025, we continued strengthening our operations with a focus on serving the unique needs of customers around the world. Our strategy involves investing to support high-performance goals across our global supply chain and operations, product development, talent cultivation and market access programs.
We expanded capacity with new facilities in the U.S. and additional distribution presences in Malaysia, China, Mexico and Korea to bring products closer to customers. We continue to embed R&D into our plants around the world, where proximity to production allows the development process to move faster. We’re also infusing AI and automation throughout our global supply chain, allowing speed, efficiency and scalability across the network. At the same time, we are building local talent and commercial capabilities through centers of excellence, enhancing customer experience through a growing network of therapeutic teaching institutions, and advancing health economics and market access strategies to demonstrate value and secure reimbursement, pricing and adoption across health systems.
Board Updates
Our Board of Directors continues to evolve to reflect the skills and perspectives needed to support our strategy and long-term goals. In February 2026, we welcomed Cathy R. Smith and Christophe P. Weber to our Board. These appointments further enhance the Board’s mix of global leadership, financial expertise and healthcare experience. Together, they bring deep global leadership experience across healthcare and consumer-focused organizations, with expertise spanning finance, corporate strategy, operational excellence and large-scale transformation. Their perspectives will further strengthen our focus on innovation, disciplined growth and long-term value creation as we continue expanding our portfolio and global reach.
We also extend our sincere appreciation to John Sununu and Yoshiaki Fujimori, who will retire from our Board as of our 2026 Annual Meeting. Each has provided thoughtful counsel and steady leadership during a period of significant growth and strategic expansion for our company. On behalf of the entire management team and our stockholders, I thank them for their dedicated service and meaningful contributions to Boston Scientific.
Looking Forward
I am proud of all that our teams have accomplished and am confident in our direction. Our 2025 performance reflects years of focus, disciplined execution and a shared commitment to improving patient care. Every day, our employees continue to set Boston Scientific apart with their passion, creativity and purpose. I am grateful for their dedication, as well as for the trust customers and patients place in us around the world.
On behalf of all of us at Boston Scientific, I thank our Board of Directors and our stockholders for your continued support. Together, we are well positioned to deliver meaningful innovation for patients and sustainable value for our stockholders for years to come. I am confident in our strategy and energized by the opportunities ahead.
Michael F. Mahoney
Chairman of the Board of Directors
President and Chief Executive Officer

ii	2026 Proxy Statement

Notice of Annual Meeting of Stockholders

	Date and Time Thursday, April 30, 2026, at 8:00 a.m. Eastern Time	Who Can Vote Only stockholders of record at the close of business on Friday, March 6, 2026, are entitled to notice of and to vote at the meeting or any adjournments

Location Online only at www.virtualshareholdermeeting.com/BSX2026

Voting Items
PROPOSAL		BOARD VOTING RECOMMENDATION
1	Elect to the Board of Directors ten nominees for director;	FOR each director nominee

2	Approve, on a non-binding, advisory basis, the compensation of our named executive officers;	FOR

3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2026 fiscal year;	FOR

4	Approve an amendment to our Employee Stock Purchase Plan to increase the number of shares reserved for issuance;	FOR

5	Approve an amendment to our Certificate of Incorporation to remove supermajority voting provisions;	FOR

6	Approve an amendment to our Certificate of Incorporation to provide for exculpation of certain officers as permitted by Delaware law;	FOR

7	Approve an amendment to our Certificate of Incorporation and By-Laws to permit stockholders holding 25% of our common stock to call a special meeting of stockholders; and	FOR

8	Stockholder Proposal titled “Give Shareholders the Ability to Call for a Special Shareholder Meeting,” if properly presented	AGAINST

Voting Methods
Your vote is important. We encourage you to vote by proxy, even if you plan to attend the virtual meeting.

By Internet www.proxyvote.com	By Mail Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717

By QR Code Scan with your smartphone	Online at Annual Meeting www.virtualshareholdermeeting.com/BSX2026

By Phone 1-800-690-6903

2026 Proxy Statement	iii

Notice of Annual Meeting of Stockholders
Marlborough, Massachusetts
March , 2026
The 2026 Annual Meeting of Stockholders of Boston Scientific Corporation (Annual Meeting) will be held on Thursday, April 30, 2026, at 8:00 a.m. Eastern Time. To maximize stockholder participation and provide a consistent experience regardless of location, our 2026 Annual Meeting will be held in a virtual format via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BSX2026. We have designed the virtual Annual Meeting to ensure stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions on the virtual meeting platform. The Annual Meeting will take place for the following purposes:

1	to elect to the Board of Directors ten nominees for director;

2	to approve, on a non-binding, advisory basis, the compensation of our named executive officers;

3	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2026 fiscal year;

4	to amend our Employee Stock Purchase Plan to increase the number of shares reserved for issuance;

5	to amend our Certificate of Incorporation to remove supermajority voting provisions;

6	to amend our Certificate of Incorporation to provide for exculpation of certain officers as permitted by Delaware law;

7	to amend our Certificate of Incorporation and By-Laws to permit stockholders holding 25% of our common stock to call a special meeting of stockholders;

8	to consider and vote on a stockholder proposal “Give Shareholders the Ability to Call for a Special Shareholder Meeting,” if properly presented; and

9	to consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on Friday, March 6, 2026, are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares as soon as possible. For specific instructions, please refer to your Important Notice of Internet Availability of Proxy Materials or to the question on page 3 of the accompanying Proxy Statement entitled “How do I vote by proxy?”

At the direction of the Board of Directors,
Vance R. Brown
Corporate Secretary

iv	2026 Proxy Statement

Table of Contents

Information About the Annual Meeting and Voting	1

Internet Availability of Proxy Materials	10

Cautionary Statement Regarding Forward-Looking and Other Statements	10

Proposal 1 Election of Directors	11

Corporate Governance	24

Meetings and Board Committees	31

Director Compensation	38

Our Executive Officers	42

Certain Beneficial Ownership Matters	44

Compensation Discussion & Analysis	48

Compensation Committee Report	74

Risk Assessment of Our Compensation Programs	75

Executive Compensation	76

Equity Compensation Plans	106

Pay Versus Performance	107

Proposal 2 Advisory Vote to Approve the Compensation of our Named Executive Officers	113

Audit Committee Report	115

Proposal 3 Ratification of Appointment of Our Independent Registered Public Accounting Firm	116

Proposal 4 Amend Our Employee Stock Purchase Plan to Increase the Number of Shares Reserved for Issuance	118

Proposal 5 Amend Our Certificate of Incorporation to Remove Supermajority Voting Provisions	123

Proposal 6 Amend Our Certificate of Incorporation to Provide For Exculpation of Certain Officers as Permitted by Delaware Law	125

Proposal 7 Amend our Certificate of Incorporation and By-Laws to Permit Stockholders Holding 25% of our Common Stock to Call a Special Meeting of Stockholders	127

Proposal 8 Stockholder Proposal titled “Give Shareholders the Ability to Call for a Special Shareholder Meeting,” if properly presented	130

2026 Proxy Statement	v

vi	2026 Proxy Statement

Information About the Annual Meeting and Voting
The Annual Meeting
The 2026 Annual Meeting of Stockholders (Annual Meeting) of Boston Scientific Corporation (the Company) will be held on Thursday, April 30, 2026, at 8:00 a.m. Eastern Time. To maximize stockholder participation and provide a consistent experience regardless of location, our Annual Meeting will be held in a virtual format via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BSX2026. We have designed the virtual Annual Meeting to ensure stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.
At this meeting, stockholders will be asked to elect ten nominees for director; approve, on a non-binding, advisory basis, the compensation of our named executive officers; ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2026 fiscal year; approve an amendment to our Employee Stock Purchase Plan to increase the number of shares issued; approve an amendment to our Certificate of Incorporation to remove supermajority voting provisions; approve an amendment to our Certificate of Incorporation to provide for exculpation of certain officers as permitted by Delaware law; approve an amendment to our Certificate of Incorporation and By-Laws to permit stockholders holding 25% of our Common Stock to call a special meeting of stockholders; and consider and vote on a stockholder proposal titled “Give Shareholders the Ability to Call for a Special Shareholder Meeting,” if properly presented. Management will also respond to questions from stockholders.
Our principal executive offices are located at 300 Boston Scientific Way, Marlborough, Massachusetts 01752, and our telephone number is (508) 683-4000. When used in this Proxy Statement, the terms “we,” “us,” “our,” “Boston Scientific” and “the Company” mean Boston Scientific Corporation and its businesses and subsidiaries.

Why am I receiving these materials?
In connection with its solicitation of proxies for use at our Annual Meeting, our Board of Directors (Board) (i) has made these materials available to you via the internet or, upon your request, via email; or (ii) upon your request, has delivered or will deliver printed versions of these materials to you by mail. As a stockholder of record of our common stock at the close of business on Friday, March 6, 2026, the record date for our Annual Meeting, you are invited to attend the virtual Annual Meeting, and are entitled to and requested to vote on the items of business described in this Proxy Statement.

Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of printed proxy materials?
Pursuant to rules adopted by the U.S. Securities and Exchange Commission (SEC), we are making this Proxy Statement and our Annual Report for the year ended December 31, 2025 (Annual Report and, together with this Proxy Statement, the proxy materials) available to stockholders electronically via the internet. Stockholders will be able to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials (Notice) or request to receive printed copies of the proxy materials and a proxy card. Instructions on how to access the proxy materials via the internet or to request a printed copy may be found in the Notice and in this Proxy Statement. We believe this electronic process expedites your receipt of the proxy materials and reduces the cost and environmental impact of printing proxy materials for our Annual Meeting. On or about March , 2026, stockholders of record and beneficial owners of our common stock as of the close of business on March 6, 2026 will be sent a Notice instructing them as to how to receive their proxy materials via the internet. The proxy materials will be available on the internet as of March , 2026.

2026 Proxy Statement	1

Information About the Annual Meeting and Voting

Why is the meeting being held virtually again this year?
We believe a virtual meeting facilitates expanded stockholder access and participation and provides a consistent experience to stockholders, regardless of location. You will be able to join the Annual Meeting and vote and submit questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BSX2026 and using the 16-digit control number included on the Notice, on your proxy card, or on your voting instruction form provided by your broker, bank or other nominee. Online check-in will be available at the virtual meeting site approximately 15 minutes prior to the beginning of the Annual Meeting.

How can I electronically access the proxy materials?
Beginning March , 2026, you can access the proxy materials and vote your shares ahead of the meeting online at www.proxyvote.com. The proxy materials are also available on our own website at https://investors.bostonscientific.com/financials-and-filings/annual-results-and-proxy-statements.

How can I obtain a full set of printed proxy materials?
You may request a free full set of printed proxy materials by (i) visiting www.proxyvote.com; (ii) calling (800) 579-1639 or (iii) sending an email to sendmaterial@proxyvote.com. If sending an email, please include your control number in the subject line. In order to receive the proxy materials prior to the Annual Meeting, you should request a copy prior to April 16, 2026.

Who is entitled to vote at the Annual Meeting?
Stockholders who held shares of our common stock as of the close of business on Friday, March 6, 2026, are entitled to vote at the Annual Meeting. Each share of our common stock is entitled to one vote.

How many shares are eligible to be voted and how many shares are required to hold the Annual Meeting?
A quorum is required to hold the Annual Meeting and conduct business. The presence at the Annual Meeting, virtually or by proxy, of stockholders holding a majority of our common stock issued and outstanding as of the close of business on Friday, March 6, 2026, the record date, will constitute a quorum for purposes of holding and conducting business at the Annual Meeting. As of March 6, 2026, we had shares of our common stock outstanding — each entitled to one vote at the Annual Meeting — meaning that shares of common stock must be represented virtually or by proxy to have a quorum. Our common stock is our only outstanding class of voting securities. For purposes of determining whether a quorum exists, broker non-votes (as described further below) and proxies received but marked “ABSTAIN” will be counted.

What am I voting on?
You are voting on the following proposals:
1.the election of ten director nominees to the Board;
2.the approval, on a non-binding, advisory basis, of the compensation of our named executive officers;
3.the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2026 fiscal year;
4.approve an amendment to our Employee Stock Purchase Plan to increase the number of shares reserved for issuance (the ESPP Proposal);
5.approve an amendment to our Certificate of Incorporation to remove supermajority voting provisions (the Supermajority Removal Proposal);
6.approve an amendment to our Certificate of Incorporation to provide for exculpation of certain officers as permitted by Delaware law (the Officer Exculpation Proposal);
7.approve an amendment to our Certificate of Incorporation and By-Laws to permit stockholders holding 25% of our Common Stock to call a special meeting of stockholders (the Company Special Meetings Proposal);

2	2026 Proxy Statement

Information About the Annual Meeting and Voting
8.a stockholder proposal titled “Give Shareholders the Ability to Call for a Special Shareholder Meeting,” if properly presented; and
9.any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

How does the Board recommend that I vote?
The Board recommends that you vote:
1.FOR the election of each of the ten director nominees;
2.FOR the compensation of our named executive officers;
3.FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2026 fiscal year
4.FOR the ESPP Proposal;
5.FOR the Supermajority Removal Proposal;
6.FOR the Officer Exculpation Proposal;
7.FOR the Company Special Meetings Proposal; and
8.AGAINST the stockholder proposal titled “Give Shareholders the Ability to Call for a Special Shareholder Meeting,” if properly presented.

How do I vote by proxy?
Your vote is very important. Whether or not you plan to attend the virtual Annual Meeting, you may give a proxy to be voted at the Annual Meeting either:
•via the internet pursuant to the instructions provided in the Notice; or
•if you received printed proxy materials, via the internet, telephone or mail pursuant to the instructions provided on the proxy card.
If you vote by mail, no postage is required if your proxy card is mailed in the United States. If you properly vote pursuant to the instructions provided in the Notice or properly complete and deliver your proxy card (whether electronically, by mail or telephone) and our Inspector of Election receives your instructions in time to vote at the Annual Meeting, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific selections, your proxy will vote your shares as recommended by the Board. If any other matter is properly presented at the Annual Meeting, including a proposal to postpone or adjourn the meeting, your proxy will vote your shares in accordance with his or her discretion. At present, the Board knows of no other business that is intended to be brought before or acted upon at the Annual Meeting.

What if I need assistance with voting or have questions regarding the Annual Meeting?
If you need assistance with the voting of your shares or have questions regarding the Annual Meeting, please contact our proxy solicitation advisor:
Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
(844) 866-9429 (Toll Free in the United States)

2026 Proxy Statement	3

Information About the Annual Meeting and Voting
Stockholders are encouraged to login to the virtual meeting prior to the start time in order to leave ample time to confirm the internet connection is sufficient to access the virtual meeting site and to allow sufficient time to login and familiarize themselves with the virtual meeting features. If you have technical difficulties accessing or using the virtual meeting site during the Annual Meeting, you should call the technical support number on the virtual meeting site. The virtual meeting site is supported on web browsers (e.g., Microsoft Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plug-ins.

How are votes counted?
In the election of directors, for each of the nominees, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN” with respect to any nominee, it will not count as a share actually voted and will have no effect on the determination as to that nominee. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.
In the advisory vote to approve the compensation of our named executive officers, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it will not count as a share actually voted and will have no effect on the determination of this proposal. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.
In the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it will not count as a share actually voted and will have no effect on the determination of this proposal. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.
In the ESPP Proposal, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it will not count as a share actually voted and will have no effect on the determination of this proposal. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.
In the Supermajority Removal Proposal, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it will not count as a share actually voted with respect to determining if a required vote is obtained under our Certificate of Incorporation but will have the same effect as a vote AGAINST this proposal. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.
In the Officer Exculpation Proposal, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it will not count as a share actually voted with respect to determining if a required vote is obtained under our Certificate of Incorporation but will have the same effect as a vote AGAINST this proposal. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.
In the Company Special Meetings Proposal, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it will not count as a share actually voted with respect to determining if a required vote is obtained under our Certificate of Incorporation and By-Laws but will have the same effect as a vote AGAINST this proposal. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.
In the advisory vote on the stockholder proposal titled “Give Shareholders the Ability to Call for a Special Shareholder Meeting,” if properly presented, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it will not count as a share actually voted and will have no effect on the determination of this proposal. If you sign your proxy card with no further instructions, your shares will be counted as an “ABSTAIN.”

4	2026 Proxy Statement

Information About the Annual Meeting and Voting

How many votes are required to approve each proposal?
1.Under our By-Laws, except as otherwise required by law, each nominee for director shall be elected to the Board by the affirmative vote of the majority of votes cast, virtually at the meeting or by proxy, by the holders of shares entitled to vote at a meeting at which a quorum is present; provided, however, that if the number of nominees exceeds the number of directors to be elected at any such meeting, as determined by the Corporate Secretary of the Company as of the record date for such meeting, the directors shall be elected by a plurality of the votes cast, virtually at the meeting or by proxy. The number of nominees does not exceed the number of directors to be elected at the Annual Meeting. The affirmative vote of the majority of votes cast means that the number of shares voted “FOR” exceeds the number of votes cast “AGAINST” with respect to a given nominee. For each nominee, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted and will have no effect on the determination of the nominee’s election. In the event that a director nominee fails to receive an affirmative majority of the votes cast in an election where the number of nominees is less than or equal to the number of directors to be elected, the Board, within its powers, may decrease the number of directors, fill the vacancy, or take other appropriate action.
2.The affirmative vote of a majority of shares with voting power present virtually or represented by proxy and which have actually voted on the proposal is required to approve, on an advisory basis, the compensation of our named executive officers. The vote is advisory and non-binding in nature, but the Executive Compensation and Human Resources Committee of our Board (Compensation Committee) will take into consideration the outcome of the vote when considering future executive compensation arrangements. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted and will have no effect on the determination of this proposal.
3.The affirmative vote of a majority of shares with voting power present virtually or represented by proxy and which have actually voted on the proposal is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2026 fiscal year. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted and will have no effect on the determination of this proposal.
4.The affirmative vote of a majority of shares with voting power present virtually or represented by proxy and which have actually voted on the proposal is required approve the ESPP Proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted with respect to determining if a majority vote is obtained and will have no effect on the determination of this proposal.
5.Under our Certificate of Incorporation, the affirmative vote of the holders of at least eight percent (80%) of the outstanding shares of our common stock is required to approve the Supermajority Removal Proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted with respect to determining if the required vote is obtained and will have the same effect as a vote AGAINST this proposal.
6.The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the Officer Exculpation Proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted with respect to determining if a required vote is obtained and will have the same effect as a vote AGAINST this proposal.
7.Under our Certificate of Incorporation and By-Laws, the affirmative vote of the holders of at least eight percent (80%) of the outstanding shares of our common stock is required to approve the Company Special Meetings Proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted with respect to determining if the required vote is obtained and will have the same effect as a vote AGAINST this proposal.

2026 Proxy Statement	5

Information About the Annual Meeting and Voting
8.The affirmative vote of a majority of shares with voting power present virtually or represented by proxy and which have actually voted on the proposal is required to approve on an advisory basis the stockholder proposal titled “Give Shareholders the Ability to Call for a Special Shareholder Meeting,” if properly presented. The vote is advisory and non-binding in nature, but the Board will take into consideration the outcome of the vote. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted and will have no effect on the determination of this proposal.
At present, the Board knows of no other matters to be presented for stockholder action at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most of our stockholders hold their shares through a broker, trustee, bank, other financial intermediary or other nominee rather than directly in their own name. As summarized below, there are some differences between stockholders of record and beneficial owners.
Stockholders of Record
If your shares are registered directly in your name with our transfer agent, Computershare Shareowner Services, as of the close of business on Friday, March 6, 2026, you are considered the stockholder of record with respect to those shares, and the Notice or proxy materials are being made available, electronically or otherwise, directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or a third party, or to vote virtually at the Annual Meeting. The Company has made available a proxy card or electronic voting means for you to use for voting purposes.
Beneficial Owners
If your shares are held through a brokerage firm, trustee, bank, other financial intermediary or other nominee, as of the close of business on Friday, March 6, 2026, you are considered the beneficial owner of those shares held in “street name”, and the Notice or proxy materials are being made available, electronically or otherwise, by the Company to your broker, trustee, bank, other financial intermediary or other nominee (the intermediary) and they will forward these materials to you, together with a voting instruction form if furnished via paper copy to your intermediary. As the beneficial owner, you have the right to direct your intermediary on how to vote and are also invited to virtually attend the Annual Meeting; however, since you are not the stockholder of record, you may not vote these shares virtually at the Annual Meeting, unless you request, complete and deliver a legal proxy from your intermediary. If you requested printed proxy materials, your intermediary will enclose a voting instruction form for you to use in directing the intermediary regarding how to vote your shares.

What discretion does my broker have to vote my shares held in “street name?”
The NYSE rules allow your broker to vote your shares in its discretion on “routine” proposals when it has not received instructions from you at least ten days prior to the Annual Meeting. The proposal regarding the ratification of the appointment of our independent registered public accounting firm is a matter considered routine under applicable rules and, therefore, your broker may vote on your behalf for this matter if you do not otherwise provide instructions. The election of directors, the advisory vote on the compensation of our named executive officers, the ESPP Proposal, the Supermajority Removal Proposal, the Officer Exculpation Proposal, the Company Special Meetings Proposal, and the stockholder proposal titled “Give Shareholders the Ability to Call for a Special Shareholder Meeting,” if properly presented, are not considered routine matters. If you do not instruct your broker how to vote your shares on the non-routine matters, your broker will not be permitted to vote your shares on such matters. This is referred to as a “broker non-vote.”
Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and that have not received voting instructions from their clients) are counted for purposes of determining whether a quorum is present, but are not counted or deemed to be present, represented or voted for the purpose of determining whether stockholders have approved a proposal. A broker non-vote will have no effect on the outcome of the election of directors, the advisory vote on the compensation of our named executive officers, the ESPP Proposal or the stockholder proposal, but will have the same effect as a vote “AGAINST” the Supermajority Removal Proposal, the Officer Exculpation Proposal and the Company Special Meetings Proposal.

6	2026 Proxy Statement

Information About the Annual Meeting and Voting

How do I vote my 401(k) shares?
If you participate in our 401(k) Retirement Savings Plan, as amended and restated (401(k) Plan), you will receive a single proxy card (together with the proxy materials) or Notice that covers all shares credited to your plan account(s) and shares that you own of record that are registered in the same name. If your plan account(s) are registered in different names, you will receive separate proxy cards or Notices for your record and plan holdings. You may vote your shares by following the instructions provided in your proxy card or Notice and utilizing the credentials provided therein. Your vote will serve to instruct the trustees and fiduciaries of our 401(k) Plan how to vote any shares of our common stock held in our 401(k) Plan on your behalf. Shares of our common stock held in our 401(k) Plan must be voted on or before 11:59 p.m. Eastern Time on April 27, 2026. The trustee and fiduciaries of our 401(k) Plan will vote shares for which timely instructions are not received in the same proportion as other plan shares that were voted.

What happens if I don’t specify how I want my shares voted on one or all of the proposals?
If you are the stockholder of record and you sign, date and return your proxy and do not mark how you want to vote, your proxy will be counted as a vote “FOR” all of the nominees for directors, “FOR” the compensation of our named executive officers, FOR” the ratification of our independent registered public accounting firm, Ernst & Young, “FOR” the ESPP Proposal, “FOR” the Supermajority Removal Proposal, “FOR” the Officer Exculpation Proposal, “FOR” the Company Special Meetings Proposal; and “AGAINST” the stockholder proposal titled “Give Shareholders the Ability to Call for a Special Shareholder Meeting,” if properly presented.
If you hold your shares in street name, please see the discussion above on “What discretion does my broker have to vote my shares held in ‘street name?’”

Can I change my vote or revoke my proxy after I have already voted or given my proxy?
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the proxy is voted at the Annual Meeting. To revoke a previously submitted proxy and change your vote, you may:
•mail a written notice “revoking” your earlier vote to Broadridge Financial Solutions, Inc. (Broadridge), 51 Mercedes Way, Edgewood, NY 11717;
•submit to Broadridge a properly completed and signed proxy card with a later date;
•vote again telephonically at 1-800-690-6903 or electronically at www.proxyvote.com or using our QR code (available until 11:59 p.m. Eastern Time on April 29, 2026); or
•vote virtually while logged in and participating at the Annual Meeting; however, your virtual attendance at the Annual Meeting alone will not revoke your proxy.
Your last dated proxy, properly completed and timely received prior to, or vote cast at, the Annual Meeting will be counted. If you own your shares in street name, please contact your broker or other intermediary for instructions on changing your vote or revoking your proxy.

Can I vote at the virtual meeting?
Yes. If you are the stockholder of record of the shares, you will have the opportunity to vote virtually when you attend the virtual Annual Meeting online by visiting www.virtualshareholdermeeting.com/BSX2026. In order to vote during the Annual Meeting, you will use the 16-digit control number included on the Notice, on your proxy card, or on your voting instruction form provided by your broker, bank or other nominee. However, since a beneficial owner holding shares in street name is not the stockholder of record, if you are such a beneficial owner of shares, you may not vote your shares virtually at the virtual Annual Meeting unless you obtain a legal proxy from the broker or other intermediary that holds your shares giving you the right to vote the shares at the Annual Meeting. Please provide the legal proxy information once you log into the Annual Meeting.

2026 Proxy Statement	7

Information About the Annual Meeting and Voting

Who will count the votes?
Broadridge has been engaged as our independent agent to tabulate stockholder votes and has separately engaged Carl T. Hagberg and Associates on our behalf to act as Inspector of Election for the meeting.

Is voting confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:
•as necessary to meet applicable legal requirements;
•to allow for the tabulation and certification of votes; and
•to facilitate a successful proxy solicitation.
Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I participate and ask questions at the Annual Meeting?
We are committed to ensuring that our stockholders have substantially the same opportunities to participate in the virtual Annual Meeting as they would at an in-person meeting. To submit a question at the Annual Meeting, you will need your 16-digit control number that is printed on the Notice or proxy card that you received in the mail, or via email if you have elected to receive material electronically. You may log in 15 minutes before the start of the Annual Meeting and submit questions online. You will also be able to submit questions during the Annual Meeting. We encourage you to submit any question that is relevant to the business of the Annual Meeting. Appropriate questions asked during the Annual Meeting will be read and addressed during the Annual Meeting, as time permits. Questions and answers may be grouped by topic, and we will group substantially similar questions together and answer them once. Questions regarding personal matters or general economic or political questions that are not directly related to the business of our Company are not pertinent to Annual Meeting matters and, therefore, will not be answered. We will limit each stockholder to one question to allow us to answer questions from as many stockholders as possible. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we encourage stockholders to contact us separately after the Annual Meeting. We encourage stockholders to log into the webcast at least 15 minutes prior to the start of the Annual Meeting to test their internet connectivity. We want to be sure that all our stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting, so all members of our Board and certain executive officers are expected to join the Annual Meeting and be available for questions.

What do I do if I have technical problems during the Annual Meeting?
If you encounter any difficulties accessing the Annual Meeting webcast, please call the technical support number that will be posted on the Annual Meeting website login page.

What happens if the Annual Meeting is adjourned or postponed?
Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted, provided such new proxy or revocation is properly completed and timely received.

8	2026 Proxy Statement

Information About the Annual Meeting and Voting

Will any other business be considered or presented at the Annual Meeting?
Our By-Laws provide that a stockholder may present business to be considered at the Annual Meeting only if proper prior written notice was timely received by us. Other than the items of business described in this Proxy Statement, our Board is not aware of any other business to be acted upon at the Annual Meeting; however, if any other business does properly come before the Annual Meeting, the persons named as proxies on the proxy card will vote your shares in accordance with their discretion.

How can I find the results of the Annual Meeting?
We will report the final voting results on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting. The Form 8-K will be available on the SEC’s website, www.sec.gov, as well as on our own website at https://investors.bostonscientific.com/financials-and-filings/sec-filings.

Who is soliciting my vote pursuant to this Proxy Statement?
Our Board is soliciting your vote.

Is there a list of stockholders entitled to vote at the Annual Meeting?
A list of stockholders entitled to vote at the Annual Meeting will be available for the period of ten days prior to the Annual Meeting, between the hours of 8:30 a.m. and 5:00 p.m. Eastern Time, at our Corporate Headquarters located at 300 Boston Scientific Way, Marlborough, Massachusetts 01752. If you would like to view the stockholder list, please contact our Corporate Secretary to schedule an appointment by calling (508) 683-4000 or writing to our Corporate Secretary at 300 Boston Scientific Way, Marlborough, Massachusetts 01752.

2026 Proxy Statement	9

Internet Availability of Proxy Materials
Under rules adopted by the SEC, we are furnishing our proxy materials to our stockholders primarily via the internet instead of mailing printed copies of those materials to each stockholder. On or about March , 2026, we will mail to our stockholders (other than those who previously requested electronic or paper delivery) an Important Notice of Internet Availability of Proxy Materials (Notice) containing instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report. The Notice also instructs stockholders on how to vote via the internet.
This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources; however, if you would prefer to receive printed proxy materials and a proxy card, please follow the instructions included in the Notice and in this Proxy Statement. If you have previously elected to receive our proxy materials electronically, these materials will continue to be made available to you via email until you elect otherwise. If you have previously elected to receive printed proxy materials, you will continue to receive these materials and a proxy card in paper format until you elect otherwise.
Cautionary Statement Regarding Forward-Looking and Other Statements
This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “may,” “estimate,” “intend” and other similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by the statements in this Proxy Statement can be found in our most recent Annual Report on Form 10-K filed with the SEC and in the Quarterly Reports on Form 10-Q that we have filed or will file hereafter under the heading “Risk Factors” and “Safe Harbor for Forward-Looking Statements.” The forward-looking statements speak only as of the date of this Proxy Statement and undue reliance should not be placed on these statements. We disclaim any intention or obligation to publicly update or revise any forward-looking statements, except as required by law. This cautionary statement is applicable to all forward-looking statements contained in this document.
This Proxy Statement contains statements regarding individual and Company performance objectives and targets. These objectives and targets are disclosed in the limited context of our compensation plans and programs and should not be understood to be statements of management’s future expectations or estimates of future results or other guidance. We specifically caution investors not to apply these statements to other contexts.

10	2026 Proxy Statement

Proposal 1: Election of Directors

Our Board of Directors unanimously recommends that you vote “FOR” the election of all ten of these nominees for director. Vote Required: Majority of votes cast

Summary
Our entire Board is elected annually by our stockholders and currently consists of twelve members.
On October 22, 2025, John E. Sununu, a director of the Company since 2009, informed the Company that he will not stand for re‑election at the Annual Meeting. On February 2, 2026, Yoshiaki Fujimori, a director of the Company since 2016, likewise notified the Company that he will not stand for re‑election. Effective February 23, 2026, each of Mr. Sununu and Mr. Fujimori transitioned out of their committee roles on the Board but will continue to serve as directors until the Annual Meeting. The Board expresses its appreciation to both directors for their dedicated service and significant contributions to the Company and its stockholders.
Our remaining ten directors have been nominated by our Board, upon the recommendation of our Nominating and Governance Committee, to stand for election at the Annual Meeting for a one-year term, to hold office until the 2027 Annual Meeting of Stockholders or until their successors have been duly elected and qualified. The nominees for election at the Annual Meeting are: David C. Habiger, Edward J. Ludwig, Michael F. Mahoney, Jessica L. Mega, Susan E. Morano, Cheryl Pegus, Cathy R. Smith, Christophe P. Weber, David S. Wichmann and Ellen M. Zane.
Each of the director nominees is willing and able to stand for election at the Annual Meeting, and we know of no reason why any of the nominees would be unable to serve as a director. Should such a situation arise, however, the Board may designate a substitute nominee or, alternatively, reduce the number of directors to be elected. If a substitute nominee is selected, the persons named as proxies will vote for that substitute nominee. Any vacancies not filled at the Annual Meeting may be filled by the Board.

2026 Proxy Statement	11

Proposal 1
Director Nominees at a Glance
Diverse Range of Experience, Skills and Qualifications Represented by our 2026 Director Nominees

	Habiger	Ludwig	Mahoney	Mega	Morano	Pegus	Smith	Weber	Wichmann	Zane

Academia/Education	✓			✓		✓				✓
Business Development and Corporate Transactions	✓	✓	✓		✓	✓	✓	✓	✓	✓
CEO Experience	✓	✓	✓			✓		✓	✓	✓
Corporate Governance & Sustainability	✓	✓	✓		✓	✓	✓	✓	✓	✓
Cybersecurity/IT	✓						✓		✓
Executive Leadership Experience	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Finance / Accounting (Audit Committee Financial Expert)	✓	✓			✓		✓		✓	✓
Global Business Experience	✓	✓	✓	✓	✓		✓	✓	✓
Global Business Strategy and Operations	✓	✓	✓	✓	✓			✓	✓
Healthcare Industry Experience	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Human Capital Management / Compensation	✓		✓		✓	✓	✓	✓	✓	✓
Legal / Regulatory/ Risk Management	✓			✓		✓		✓	✓
Public Company Board of Directors Experience	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Public Policy and Government Affairs				✓		✓		✓	✓	✓
Technology & Innovation	✓	✓	✓	✓	✓	✓	✓	✓	✓

12	2026 Proxy Statement

Proposal 1
Board of Director Nominees at a Glance

S&P* Average Age for Independent Directors: 63.6
*per 2025 Spencer Stuart Board Index
S&P* Average Tenure for Independent Directors: 7.8
*per 2025 Spencer Stuart Board Index

2026 Proxy Statement	13

Proposal 1
Director Nominees
The biography of each of the nominees is listed below and contains information regarding the person’s service as a director, business experience, public company director positions currently held or held at any time during the last five years, information regarding involvement in certain legal or administrative proceedings (if applicable), and the experiences, qualifications, attributes or skills that caused the Nominating and Governance Committee and the Board to determine that the person should serve as a director. Each of the director nominees listed below exemplifies how our Board values professional experience in business, education, policy and governmental fields. Our Board believes these strong backgrounds and sets of skills provide the Board, as a whole, with a strong foundation of technical expertise and a wealth of diverse experience in a wide variety of areas to address the current and anticipated needs of the Company as its opportunities and challenges evolve.

David C. Habiger Independent	Age: 57

Experience Highlights:
Mr. Habiger is Vice Chairman of J.D. Power, a market research and data analytics company where he previously served as its President and Chief Executive Officer. Prior to joining J.D. Power as its Chief Executive Officer in March 2018, he founded and was partner of Silicon Media Partners beginning in January 2016, served as a senior advisor at Silver Lake Partners, a private equity firm, from October 2013 to October 2020, and was a venture partner at Pritzker Group, a venture capital firm, from January 2013 to October 2019. Mr. Habiger served as Chief Executive Officer of Textura Corporation through its sale to Oracle in June of 2016 and served as the Chief Executive Officer of NDS through its sale to Cisco in July 2012. Earlier in his career, he held positions of increasing responsibility at Sonic Solutions, including serving as its Chief Executive Officer through its sale to Rovi Corporation in early 2011. Mr. Habiger is a director on the Chicago Federal Reserve Board where he serves on the Governance, Human Resources and SABOR (Systems Activities, Bank Operations and Risk) Committees. He is also a director of several public and private boards, including EnerSys, a global industrial battery manufacturing company, Reddit, Inc., a social media and software company, and Xperi Inc., a consumer and entertainment licensing company, and a member of the board of trustees at Rush University Medical Center. Mr. Habiger received an MBA from the University of Chicago and a BA in business administration from St. Norbert College.
Select Skills and Qualifications:
Mr. Habiger’s qualifications to serve on our Board include his Chief Executive Officer and executive leadership experience, experience in technology and innovation, along with deep expertise in corporate governance, financial accounting, risk management, and global business strategy and operations.

Vice Chairman of the Board and Former President and Chief Executive Officer, J.D. Power Director since: July 2024

Board Committees:
Audit (Financial Expert)
Executive Compensation and Human Resources

14	2026 Proxy Statement

Proposal 1

Edward J. Ludwig Independent	Age: 74

Experience Highlights:
Mr. Ludwig is the former Chairman of the Board of Becton, Dickinson and Company (BDX), a global medical technology company, having served in that position from February 2002 through June 2012. He also served as BDX’s Chief Executive Officer from January 2000 to September 2011 and as its President from May 1999 to December 2008. Mr. Ludwig joined BDX as a senior financial analyst in 1979. Prior to joining BDX, Mr. Ludwig served as a senior auditor with Coopers and Lybrand (now PricewaterhouseCoopers), where he earned his CPA, and as a financial and strategic analyst at Kidde, Inc. Mr. Ludwig was a member of the board of directors of POCARED Diagnostics Ltd, a privately held company focused on infectious disease diagnostics from 2013 to 2022. He formerly served as a director of CVS Health Corporation, Aetna, Inc., Xylem, Inc. and as Vice Chair of the board of trustees of the Hackensack University Medical Center Network. He is currently the Chairman of the Board of GRIP Molecular, a startup primary care diagnostic company. Mr. Ludwig received an MBA from Columbia University and a BA in economics and accounting from The College of Holy Cross.
Select Skills and Qualifications:
Mr. Ludwig’s qualifications to serve on our Board include his chief executive officer and executive leadership experience, specifically his service as a director and executive of a public medical technology company, along with his extensive expertise in the healthcare industry, global business and global business strategy and operations, finance, and technology and innovation.

Former Chairman of the Board and Chief Executive Officer, Becton, Dickinson and Company Director since: March 2014; Lead Independent Director since May 2016

Board Committees:
Audit (Financial Expert)
Nominating and Governance

2026 Proxy Statement	15

Proposal 1

Michael F. Mahoney CEO, Chairman of the Board	Age: 61

Experience Highlights:
Mr. Mahoney joined the Company as our President in October 2011 and became our President, Chief Executive Officer and a Director in November 2012. Mr. Mahoney became our Chairman of the Board in May 2016. Prior to joining the Company, he was Worldwide Chairman of the Medical Devices and Diagnostics division of Johnson & Johnson from January 2011 to September 2011, overseeing 50,000 employees and seven franchises. Prior to assuming this position, Mr. Mahoney served as Worldwide Group Chairman of Johnson & Johnson’s DePuy franchise, an orthopedics and neurosciences business, from April 2007 through January 2011. From January 2001 through March 2007, Mr. Mahoney served as President and Chief Executive Officer of Global Healthcare Exchange, a provider of supply chain solutions and services that brings together hospitals, manufacturers, distributors and group purchasing organizations. From 2015 to 2023, Mr. Mahoney served as a member of the board of directors of Baxter International Inc., a multinational health care company, and is currently a director of CVS Health Corporation. Mr. Mahoney began his career at General Electric Medical Systems, where he spent 12 years, culminating in the role of General Manager of the Healthcare Information Technology business. Mr. Mahoney also serves on the board of the Boys & Girls Club of Boston, is the Chair of the board of governors of Boston College CEO Club, and a member of the American Heart Association CEO roundtable. Mr. Mahoney received an MBA from Wake Forest University and a BA in finance from the University of Iowa.
Select Skills and Qualifications:
In addition to serving as our President and Chief Executive Officer, Mr. Mahoney’s qualifications to serve on our Board, include his management experience leading complex global organizations in medical device and other healthcare-related businesses, expertise in building strong leadership teams, developing international markets, and a proven ability to execute successful business strategies and drive operational excellence.

President and Chief Executive Officer, Boston Scientific Corporation Director since: November 2012; Chairman since May 2016

16	2026 Proxy Statement

Proposal 1

Jessica L. Mega, M.D. Independent	Age: 51

Experience Highlights:
Dr. Mega is a leader at the intersection of technology, life sciences and healthcare. She co-founded Verily Life Sciences, LLC, a subsidiary of Alphabet Inc. focused on life sciences and healthcare, and served as Chief Medical and Scientific Officer from 2015 to January 2023. At Verily, Dr. Mega oversaw the company’s clinical and science efforts, focusing on translating technological innovations and scientific insights into partnerships and products that improve patient outcomes. Dr. Mega also served as the Chief Medical Officer of Google Life Sciences. Prior to Verily and Google, she was as a Cardiologist and Senior Investigator at Brigham and Women’s Hospital from 2008 to 2015. Dr. Mega was also a faculty member at Harvard Medical School and with the TIMI Study Group, where she led large-scale international clinical trials evaluating novel cardiovascular therapies and directed the genetics program. Dr. Mega served as a director of Danaher Corporation from November 2019 to February 2026, and is currently on the Board of Advisors at Stanford’s Center for Digital Health, the Duke-Margolis Institute for Health Policy, and Research!America. Dr. Mega received her MD from Yale University School of Medicine, an MPH from Harvard School of Public Health, and BA in Human Biology from Stanford University.
Select Skills and Qualifications:
Dr. Mega’s qualifications to serve on our Board include her clinical background and executive experience in life sciences, technology, and global business strategy and operations, specifically her service as a director and executive and her background in academia, public policy, government, and regulatory affairs.

Co-Founder and Former Chief Medical and Scientific Officer, Verily Life Sciences, LLC Director since: June 2023

Board Committees:
Executive Compensation and Human Resources
Risk, Science and Technology

2026 Proxy Statement	17

Proposal 1

Susan E. Morano Independent	Age: 61

Experience Highlights:
Ms. Morano is the former Vice President Business Development and Strategic Operations, Johnson & Johnson Medtech, having served in that position from 2020 through February 2023. Prior to this role, she served as Vice President Business Development, Johnson & Johnson Medical Devices, beginning in 2012, with responsibility for licensing, acquisitions and divestitures for its Medical Devices Group. In addition, during her time at Johnson & Johnson, Ms. Morano held a number of positions with increasing responsibility through six operating companies, primarily within Finance and Business Development, and is a former member of its MedTech Leadership Team. Ms. Morano currently serves on the board of ExploraMed, a private, medical device incubator focused on patient-driven solutions to persistent medical problems. Ms. Morano received an MBA from Columbia University and a BA from Villanova University.
Select Skills and Qualifications:
Ms. Morano’s qualifications to serve on our Board include her executive leadership experience in the medtech industry, specifically extensive experience in global business strategy and operations, healthcare, human capital, corporate governance and sustainability, as well as financial expertise.

Former Vice President Business Development and Strategic Operations, Johnson & Johnson Medtech Director since: June 2023

Board Committees:
Audit (Financial Expert)
Nominating and Governance (Chair)

18	2026 Proxy Statement

Proposal 1

Cheryl Pegus, M.D. Independent	Age: 62

Experience Highlights:
Dr. Pegus is the Board Chair and Chief Executive Officer of FlyteHealth, a leader in cardiometabolic care. Prior to FlyteHealth, she served as a partner at Morgan Health, where, from November 2022 to May 2024, Dr. Pegus supported the organization’s strategic investments and broader efforts to improve the quality and affordability of employer-sponsored health care. Dr. Pegus is President of Caluent, LLC, a healthcare analytics and advisory company she has owned since 2012. Dr. Pegus previously served as Executive Vice President of Health & Wellness for Walmart from December 2020 through March 2023, where she led the company’s health care businesses and served as a senior advisor. Prior to that, Dr. Pegus served as Chief Medical Officer and President of Consumer Health Solutions for Cambia Health Solutions from September 2018 to December 2020. Dr. Pegus also served as the first Chief Medical Officer of Walgreens from 2010 to 2013, and from 2007 to 2010, as general manager and Chief Medical Officer of SymCare Personalized Health Solutions, Inc., a diabetes-focused division of Johnson & Johnson. Prior to that, Dr. Pegus served as a medical director at Aetna and Pfizer. She began her career in private practice as a cardiologist. Dr. Pegus is currently a member of the board of directors of Concentra Group Holdings Parent, Inc. (known as “Concentra”), a provider of occupational health services. Dr. Pegus is co-founder of A New Beat, an organization focused on advancing cardiovascular health and supporting the career growth of emerging leaders in the field of cardiology, and currently serves on the boards of private organizations, including the American Heart Association. Dr. Pegus previously served as a director of several public companies, including Phreesia, Inc., Tactile Systems Technology, Inc. and Cogentix Medical, Inc. Dr. Pegus received an MD from Weill Cornell Medical College, an MPH from Columbia University Mailman School of Public Health, and a BA from Brandeis University.
Select Skills and Qualifications:
Dr. Pegus’s qualifications to serve on our Board include her chief executive officer and executive leadership experience in healthcare, extensive expertise in public health policy, clinical care and business strategy, and deep experience in regulatory matters, human capital management, executive compensation, and technology and innovation, along with a proven track record of advancing healthcare quality and affordability across diverse organizations.

Chair and Chief Executive Officer, FlyteHealth Director since: May 2024

Board Committees:
Executive Compensation and Human Resources
Risk, Science and Technology (Chair)

2026 Proxy Statement	19

Proposal 1

Cathy R. Smith Independent	Age: 62

Experience Highlights:
Ms. Smith is Executive Vice President and Chief Financial Officer of Starbucks Corporation responsible for the company’s global financial organization. Ms. Smith joined Starbucks in March of 2025 and brings more than two decades of financial leadership experience in global consumer-facing and retail organizations. Prior to joining Starbucks, she served as Chief Financial Officer of Nordstrom, Inc. from 2023 to 2025, Chief Financial Officer and Chief Administrative Officer of Bright Health from 2019 to 2023, and Executive Vice President and Chief Financial Officer of Target from 2015 to 2019. Ms. Smith has served as a director of PPG Industries since 2019 and served as a director of Baxter International Inc. from 2017 to February 2026. Ms. Smith holds an MBA from the University of Southern California and a BA in Business Economics from the University of California, Santa Barbara.
Select Skills and Qualifications:
Ms. Smith’s qualifications to serve on our Board include her executive leadership experience and financial expertise as a chief financial officer and audit committee financial expert. She brings significant public company governance and board experience, as well as insight into corporate transactions, human capital management and compensation, cybersecurity and IT oversight, sustainability, and technology and innovation. Her global business experience and healthcare industry background further support the Board’s oversight of strategy, risk and long-term value creation.

Executive Vice President & Chief Financial Officer, Starbucks Corporation Director since: February 2026

Board Committees:
Audit (Financial Expert)
Nominating and Governance

20	2026 Proxy Statement

Proposal 1

Christophe P. Weber Independent	Age: 59

Experience Highlights:
Mr. Weber is President, Chief Executive Officer and representative director of Takeda Pharmaceutical Company Ltd. He joined Takeda in April 2014 as Chief Operating Officer, was named President and Representative Director in June 2014, and was subsequently appointed CEO in April 2015. Prior to joining Takeda, he worked for GlaxoSmithKline for over 20 years in a variety of leadership roles in Europe, Asia and the United States. Mr. Weber is a member of the US Business Council, the World Economic Forum’s International Business Council, the New York Stock Exchange’s NYSE Board Advisory Council, the Massachusetts Competitive Partnership’s Board of Directors, the MIT CEO Advisory Board and Singapore’s Human Health & Potential International Advisory Committee. He also serves on the Board of Trustees of Northeastern University. Mr. Weber holds a doctorate in pharmacy from the Université de Lyon, France and has an advanced degree in accounting and finance.
Select Skills and Qualifications:
Mr. Weber’s qualifications to serve on our Board include his extensive executive leadership and chief executive officer experience, as well as his background in business development and corporate transactions and global business strategy and operations. He brings significant public company governance and board experience, along with expertise in legal, regulatory and risk management matters, public policy and government affairs, and human capital management and executive compensation. Mr. Weber also contributes valuable perspectives in healthcare industry dynamics, sustainability, and technology and innovation, informed by his leadership roles across global markets.

Chief Executive Officer, Takeda Pharmaceutical Company, Limited Director since: February 2026

Board Committees:
Executive Compensation and Human Resources
Risk, Science and Technology

2026 Proxy Statement	21

Proposal 1

David S. Wichmann Independent	Age: 63

Experience Highlights:
Mr. Wichmann is the Co-Founder of Jory Capital and former Chief Executive Officer of UnitedHealth Group Incorporated, having served in that position from September 2017 through March 2021. Prior to this role, he served as President, UnitedHealth Group, beginning in November 2014, with oversight responsibility for all of UnitedHealthcare’s domestic and international businesses, and for overall UnitedHealth Group performance, and as Chief Financial Officer of the UnitedHealth Group from 2011 until 2016. In addition, during his time at UnitedHealth Group, he held positions as President, UnitedHealthcare; President and Chief Executive Officer, Specialized Care Services (now OptumHealth); and Senior Vice President, Corporate Development. Prior to joining UnitedHealth Group, Mr. Wichmann was a partner at Arthur Andersen & Co. and Chief Financial Officer of Advance Machine Company. He is currently a director of Privia Health Group, Inc. and serves on the boards of certain privately held companies where Jory Capital currently maintains an investment. Mr. Wichmann previously served on the board of directors of UnitedHealth Group Incorporated and Tennant Company. Mr. Wichmann received a BS in accounting from Illinois State University.
Select Skills and Qualifications:
Mr. Wichmann’s qualifications to serve on our Board include his executive leadership experience in the healthcare industry as the Chief Executive Officer of a large public health and well-being company and a current and former board member of other public companies, as well as his financial expertise and background in global business strategy and operations, public policy and government affairs, risk management, technology, and corporate governance and sustainability matters.

Former Chief Executive Officer, UnitedHealth Group Incorporated Director since: June 2021

Board Committees:
Audit (Chair, Financial Expert)
Risk, Science and Technology

22	2026 Proxy Statement

Proposal 1

Ellen M. Zane Independent	Age: 74

Experience Highlights:
Ms. Zane is CEO Emeritus at Tufts Medical Center and Founding Chair at Tufts Medicine. Ms. Zane previously served as President and Chief Executive Officer of Tufts Medical Center from 2004 to 2011 when she retired from this role. Prior to this, Ms. Zane served as Network President for Mass General Brigham (formerly Partners Healthcare System), a physician/hospital network sponsored by the Harvard-affiliated Massachusetts General Hospital and Brigham and Women’s Hospital. Ms. Zane also previously served as Chief Executive Officer of Quincy Hospital in Quincy, Massachusetts. Ms. Zane currently is a director of several privately-held companies, including Perspectum Solutions Oncology, a health solutions company, Savista, a healthcare revenue cycle management company; Fiduciary Trust Company, a wealth management company; and AgNovos Healthcare, LLC, a medical device company, focused on bone health. Ms. Zane is currently a director of Haemonetics Corporation and Synchrony Financial and previously served as a director of Azenta, Inc., Century Capital Management, Parexel International Corporation, Lincare Holdings Inc. and Press Ganey Holdings. Ms. Zane has received Honorary Degrees from Curry College, Stonehill College, Bentley University and University of Massachusetts-Dartmouth. Ms. Zane received an MA in audiology and speech-language pathology from Catholic University of America and a BA from George Washington University.
Select Skills and Qualifications:
Ms. Zane’s qualifications to serve on our Board include her executive experience in the healthcare industry, including as Chief Executive Officer of a large urban academic teaching and research medical center, as well as her experience in business development and corporate transactions, corporate governance and sustainability, finance, human capital management, and public policy and government affairs, and her service as a director at several other public companies.

CEO Emeritus, Tufts Medical Center Director since: April 2016

Board Committees:
Executive Compensation and Human Resources (Chair)
Nominating and Governance

2026 Proxy Statement	23

Corporate Governance
Overview
To guide the operation and direction of the Board and its committees, our Board has adopted Corporate Governance Guidelines, charters for its standing committees, and our Code of Conduct to reflect our commitment to strong corporate governance and compliance with Delaware law, the rules and listing standards of the New York Stock Exchange (NYSE), the rules and regulations of the U.S. Securities and Exchange Commission (SEC) and other applicable legal requirements. These materials are available on our website at https://investors.bostonscientific.com/environmental-social-governance/governance-overview and are also available in print, free of charge, to stockholders upon written request to Boston Scientific Corporation, Investor Relations, 300 Boston Scientific Way, Marlborough, Massachusetts 01752.
Our Board believes effective corporate governance is fundamental to the Company’s long-term success. Accordingly, our Board regularly reviews and evaluates the Company’s corporate governance practices in light of developments in Delaware law, NYSE rules and listing standards, SEC rules and regulations, recognized governance best practices, and feedback received through stockholder engagement, and makes modifications to those practices when it determines such changes are warranted.
Director Independence
Under the NYSE Corporate Governance Standards, a majority of the Board must qualify as independent directors. Our Corporate Governance Guidelines require a significant majority of the Board to qualify as independent. The NYSE standards identify certain relationships that disqualify a director from being considered independent and further require the Board to make an affirmative determination that each independent director has no material relationship with our Company, either directly or indirectly, including as a partner, stockholder or officer of an organization that has a relationship with our Company.
In making independence determinations, the Board applies the NYSE standards and considers all relevant facts and circumstances known to it. For directors who will serve on the Executive Compensation and Human Resources Committee (Compensation Committee), the Board also considers all factors relevant to determining whether a director has a relationship with the Company that is material to the director’s ability to be independent from management in connection with Compensation Committee service. These factors include, among others: (i) the source of the director’s compensation, including any consulting, advisory or other compensatory fee paid by the Company; and (ii) whether the director is affiliated with the Company, any of its subsidiaries, or any affiliate of a subsidiary, as required under the NYSE independence standards applicable to Compensation Committee members.
The Board has determined that, other than Mr. Mahoney, our President and Chief Executive Officer, all of our directors qualify as independent under the NYSE Corporate Governance Standards.
The Board monitors compliance with the NYSE director independence requirements on an ongoing basis, including through an annual review of director questionnaires and consideration of transactions, relationships, or arrangements between each director (or any member of the director’s immediate family) and the Company, as well as other relevant facts and circumstances. The Board and the Nominating and Governance Committee evaluate whether any such relationship is material, based on the facts and circumstances, the amounts involved, the director’s interest in the relationship, if any, and any other factors the Board deems appropriate in the exercise of its judgment.

24	2026 Proxy Statement

Corporate Governance
Director Nomination Process
The Nominating and Governance Committee regularly evaluates the composition of the Board to help ensure it reflects an appropriate mix of skills, experience, and perspectives to effectively carry out its oversight responsibilities, and has primary responsibility for identifying the skills and characteristics sought in new Board members. The Nominating and Governance Committee considers, with input from the full Board, those factors it deems appropriate, including independence, experience, strength of character, judgment, technical skills, and the extent to which a candidate would address current or anticipated needs of the Board.
The Board also considers the Company’s business, including strategy, risks, and opportunities, and the skills and experience needed to oversee the Company effectively in light of those considerations. The objective is to maintain a Board that benefits from collective knowledge and a variety of complementary attributes and that, as a whole, possesses the appropriate skills and experience necessary to oversee the Company’s business. The Nominating and Governance Committee reviews the Company’s Corporate Governance Guidelines at least annually and recommends updates or enhancements as it determines appropriate to promote effective governance practices
Director nominees must, at a minimum, satisfy the general criteria set forth in our Corporate Governance Guidelines. In general, directors are expected to be individuals who demonstrated success in their respective fields and who exhibit integrity, reliability, sound judgment, knowledge of corporate affairs and the ability to work effectively with others. In addition, director nominees should satisfy at least one of the following criteria:
•demonstrated management ability at senior levels in successful organizations;
•current or recent employment in positions involving significant responsibility and decision-making;
•experience in leading rapidly growing multi-national organizations; or
•current and prior experience related to anticipated Board or committee responsibilities or in other areas of importance to the Company.
The Nominating and Governance Committee considers potential director candidates from a variety of sources, including independent members of the Board and our Chairman and Chief Executive Officer. The Nominating and Governance Committee may also, in its discretion, retain a third-party search firm to assist in identifying potential director candidates.
The Nominating and Governance Committee also considers recommendations for Board membership submitted by our stockholders and other independent sources. Director candidates recommended by stockholders are evaluated using the same criteria and with the same degree of care and consideration as candidates recommended by independent Board members and our Chairman and Chief Executive Officer.
The Nominating and Governance Committee will consider director nominees recommended by stockholders if such recommendations are submitted in accordance with the advance notice provisions of the Company’s Amended and Restated By-Laws (By-Laws) and applicable law, including, without limitation Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (Exchange Act). Our By-Laws also include proxy access provisions that permit a stockholder, or group of up to 20 stockholders, meeting specified ownership and other requirements, to include a nominee for director election in the Company’s annual Proxy Statement. The Board believes that proxy access enhances stockholder rights and promotes accountability of the Board to the Company and our stockholders.
The full Board is responsible for the final approval of new director candidates and for the nomination of incumbent directors for re-election. With respect to incumbent directors, the Nominating and Governance Committee, in consultation with the Chairman of the Board, reviews each director’s continued service as a part of the annual nominating process prior to making its recommendation to the full Board.
Under the advance notice provisions of the Company’s By-Laws, stockholder nominations of directors and proposals to bring other business before the 2027 Annual Meeting of Stockholders must be received by our Corporate Secretary at the Company’s principal executive offices no earlier than December 31, 2026, and no later than January 30, 2027. In addition, under the proxy access provisions of the By-Laws, director nominations submitted by stockholders for inclusion in our 2027 Annual Proxy Statement must be received no earlier than October 19, 2026 and no later than November 18, 2026. All director nominations and business proposals submitted by stockholders must also comply with the other procedures and requirements set forth in the advance notice and proxy access provisions of the By-Laws. In addition to satisfying the advance notice provisions of our By-Laws,stockholders who intend to solicit proxies in support of director nominations other than the Company’s nominees must comply with any additional

2026 Proxy Statement	25

Corporate Governance
requirements of Rule 14a-19(b) under the Exchange Act. Any director nomination or recommendation should be addressed to the Corporate Secretary at Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752.
Board Refreshment
The Company believes that an effective Board benefits from an appropriate balance of director experience and fresh ideas and perspectives, achieved through regular evaluation of Board performance and the evolving needs of the Company. As part of its annual assessment of Board composition, the Nominating and Governance Committee reviews each director’s tenure and continued service on the Board. The Board has not established term limits or mandatory retirement ages for directors. While such limits may help promote turnover and the introduction of new perspectives, the Board believes they may also result in the loss of directors who, over time, have developed valuable institutional knowledge, deep understanding of the Company’s business and operations, and the ability to make increasingly meaningful contributions to the Board’s oversight.
Chief Executive Officer Succession
Pursuant to our Corporate Governance Guidelines, the Nominating and Governance Committee reports to the full Board at least annually regarding succession planning for our Chief Executive Officer (and other executive officers, as appropriate). At least once per year our Chief Executive Officer discusses with the Board and the Nominating and Governance Committee, their evaluations and recommendations regarding potential successors, including in the event of an unexpected temporary absence, and reviews any development plans recommended for such individuals who are current employees of the Company. In addition, the Nominating and Governance Committee conducts an annual review of the CEO Succession Plan framework, which outlines key planning procedures, notification protocols, and other necessary actions designed to minimize disruption in the event of a temporary or permanent absence of the Chief Executive Officer.
Board Leadership Structure
Our Board believes it is important to retain flexibility to determine whether the interests of the Company and our stockholders are best served by having the same individual serve as both Chief Executive Officer and Chairman of the Board, or by separating those roles, based on the circumstances at a given time. Under the Company’s Corporate Governance Guidelines, the Board will appoint a Lead Independent Director when the Chief Executive Officer and Chairman of the Board roles are combined, or if the Chairman is not otherwise independent. The Lead Independent Director is appointed annually, and is generally expected to serve a renewable three-year term, subject to annual re-election to the Board. The Lead Independent Director presides over meetings of the non-management directors; serves as a liaison between the Chairman and the independent directors; works with the Chairman to establish agendas for Board meetings; raises issues with management on behalf of the independent directors; consults with committee leadership; and performs such other duties as may be requested by the Board. The Lead Independent Director also has the authority to call special meetings of the independent or non-management directors, as appropriate.
Mr. Mahoney has served as President and Chief Executive Officer since November 2012. In May 2016, the Board concluded that combining the roles of Chairman and Chief Executive Officer was the most effective leadership structure for the Company and appointed Mr. Mahoney as Chairman of the Board. In connection with this structure, the Board appointed Mr. Ludwig as Lead Independent Director in May 2016 and has re-appointed him annually, most recently in February 2026. Mr. Ludwig’s qualifications to serve as Lead Independent Director include his prior leadership experience as Chief Executive Officer and Chairman of the Board of Becton, Dickinson and Company and his extensive experience serving on public and private company boards, including his former service on the board of CVS Health Corporation and as Chair of its Audit Committee. Our Board believes this leadership structure, together with a strong commitment to Board independence, provides effective, independent oversight of management, fosters a constructive and collaborative relationship between the Board and management, and allows the Company to benefit from Mr. Mahoney’s experience and familiarity with the Company’s operations, while maintaining a Board that is 90% independent. In addition, combined Chairman and Chief Executive Officer roles enable the Company to

26	2026 Proxy Statement

Corporate Governance
communicate its business, strategy and value proposition to stockholders, employees, and other stakeholders with a single voice. The Board routinely reviews its leadership structure to evaluate whether it continues to be appropriate for the Company.
Annual Board and Committee Self-Evaluations
In accordance with its charter, our Nominating and Governance Committee oversees an annual self-evaluation process for the Board and each of its committees to assess their effectiveness. As part of this process, each director provides feedback regarding the performance of the Board and its committees, including individual contributions and the effectiveness of the Lead Independent Director. The Nominating and Governance Committee determines the format and methodology for the evaluation each year, which has included the use of anonymous written surveys and in-depth interviews conducted by a third-party facilitator. In 2025, the Nominating and Governance Committee engaged a third-party facilitator to conduct interviews with each member of the Board, informed by priority areas identified in consultation with Board leadership. The facilitator prepared a written report summarizing the Board’s overall effectiveness, identifying strengths and opportunities for improvement, and providing recommendations, including with respect to progress on actions identified in prior evaluations. The facilitator also discussed overall themes and findings with Board leadership. In addition, each Board committee separately reserves time in executive session to discuss its own performance, including matters that may or may not have been raised through the Board-level evaluation. This combined evaluation process is intended to promote candid feedback and support the ongoing effectiveness and continuous improvement of the Board and its committees.
Risk Oversight
Our Board oversees an enterprise-wide approach to risk management designed to support the achievement of our strategic and organizational objectives, improve long-term organizational performance and enhance stockholder value. In exercising this oversight, the Board considers risk as part of its review of the Company’s strategy, operating and financial performance, significant transactions and investments, and legal and regulatory matters, and receives regular updates from management regarding the Company’s key risks and mitigation actions.
A fundamental part of the Board’s risk oversight is understanding the most significant risks facing the Company, the steps management is taking to mitigate those risks, and the effectiveness of the processes management uses to identify, assess and monitor risk. Management provides the Board with an analysis of key enterprise risks on a regular basis, and the Board encourages open dialogue with management regarding emerging risks and trends.
While the Board has the ultimate responsibility for risk oversight, each Board committee assists the Board by overseeing risks within its respective areas of responsibility, as outlined below. As a part of this coordinated approach, each committee regularly reports on matters within its purview to the full Board, enabling the Board to maintain integrated oversight of enterprise risks and risk management activities. The Board and its committees may request additional briefings or deep-dives on particular risk areas as appropriate.

2026 Proxy Statement	27

Corporate Governance

Board of Directors

Our Board receives regular updates from management on matters relating to strategic and operational initiatives, business continuity and resiliency, cybersecurity, financial performance and legal developments, each of which are considered in the context of the Company’s enterprise-risk exposures. The Board’s involvement in reviewing and approving our strategic plan is a key component of its assessment of the risks inherent in the Company’s corporate strategy. The Board also receives annual updates from the Chief Information Security Officer and the Chief Information and Digital Officer regarding the Company’s cybersecurity posture, including assessments of the Company's information security program, significant cyber risks and threats, and developments in the evolving threat landscape.

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The Audit Committee focuses on oversight of financial risk and financial compliance matters, including financial reporting, internal controls, accounting policies, and financial risk exposure arising from legal and regulatory compliance matters. The Audit Committee also oversees compliance risks of a financial nature, including those related to federal healthcare programs and healthcare providers, receives regular reports from our internal audit function, and oversees compliance with the Company’s stock trading policy. In carrying out its responsibilities, the Audit Committee coordinates with other Board committees, including the Risk, Science and Technology Committee, on matters that may span financial and non-financial risk areas and routinely reports to the full Board on its oversight activities.

The Risk, Science and Technology Committee (also known as the Risk Committee) focuses on oversight of the Company’s enterprise wide approach to risk management, regulatory compliance, product quality and safety, innovation and technology strategy, and our insurance program. The Risk Committee has primary oversight responsibility for quality, non-financial compliance, and science and technology related risks, while the Audit Committee retains general oversight responsibility for financial compliance matters, including financial reporting, internal controls and financial risk exposure arising from legal and regulatory compliance matters. The Risk Committee coordinates and consults with the Audit Committee to share information relevant to the Audit Committee's oversight of our risk exposure and risk management programs and policies.

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The Executive Compensation and Human Resources Committee (also known as the Compensation Committee) evaluates and sets compensation programs designed to encourage decision making that is consistent with the Company’s business strategy and risk profile. The Compensation Committee reviews, at least annually, our compensation programs and policies to assess whether their design or operation may create undesired or unintentional risks of a material nature. The Compensation Committee also reviews compensation and benefit plans applicable to employees more broadly in addition to those applicable to executive officers, and oversees workforce-related risks including talent management initiatives.

The Nominating and Governance Committee focuses on governance oversight, Board composition, and leadership succession risks, including succession planning for the Board and Chief Executive Officer. In fulfilling this responsibility, it evaluates director skills, experience and qualifications and recommends director appointments to the Board and its standing committees based upon the needs of the Board as a whole and the specific responsibilities of each committee. The Nominating and Governance Committee also oversees risks related to environmental, social, corporate citizenship and public policy matters that may affect the Company, including oversight of the Company's sustainability-related initiatives. As part of the Board’s coordinated approach to risk oversight, the Nominating and Governance Committee reports to the full Board on matters within its purview and coordinates with other Board committees, as appropriate, on topics that may intersect with broader enterprise risks.

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Management

It is management's responsibility to identify, assess and manage risk and bring material risks facing our Company to the Board's attention.

28	2026 Proxy Statement

Corporate Governance
Given the Board’s role in risk oversight, the Board believes its leadership structure should support effective oversight of the risks relating to our operations. While there are different leadership structures that could allow the Board to oversee risk management effectively, the Board believes our current leadership structure appropriately supports its oversight responsibilities and was one factor, among many, considered in selecting this leadership structure over other alternatives. For a discussion of the reasons why our Board has determined that its leadership structure is appropriate, please see Board Leadership Structure on page 26.
Communications with the Board
Stockholders and other interested parties who wish to communicate directly with any member of our Board, our Board as a group, or our non-management directors as a group, may do so by writing to the Board or Non-Management Directors, at Boston Scientific Corporation, c/o General Counsel, 300 Boston Scientific Way, Marlborough, Massachusetts 01752 or by contacting the Board via email at BSCboardofdirectors@bsci.com or non-management directors at non-managementdirectors@bsci.com. The Board has authorized the office of our General Counsel to review and organize communications received from stockholders and other interested parties and deliver them to the Board or the non-management directors, as applicable. Communications that are personal in nature or unrelated to the duties and responsibilities of the Board may not be shared with directors. These may include, but are not limited to, commercial solicitations, product or service inquiries, mass mailings, personal correspondence, resumes or other job-related inquiries, spam, or communications that are otherwise inappropriate in nature.
The Company is committed to stockholder engagement. In addition to the communication process detailed above, stockholders also have the opportunity to speak at our Annual Meeting of Stockholders, participate in the annual “say-on-pay” advisory vote and, when applicable, the “say-on-frequency” advisory vote, and communicate with our active Investor Relations department, among other avenues for engagement. The Board considers stockholder feedback as a part of its decision-making process, including feedback received through engagement on certain corporate governance matters addressed in this Proxy Statement, and will continue to engage stockholders to ensure robust corporate governance practices. The Board values the input of all stockholders who engage with us on these matters.
Board and Committee Service Limitation
Without the approval of the Nominating and Governance Committee, no director may serve on more than four public company boards (including our Board) and our Chief Executive Officer may not serve on more than two public company boards (including our Board). No director may serve simultaneously on the audit committees of more than three public companies (including our Company), unless the Board has determined that such service would not impair the ability of the member to effectively serve on our Company’s Audit Committee, with such determination to be disclosed in accordance with the applicable NYSE and SEC rules. Each Board member has complied with these limitations or procedures.
Related Party Transactions
Our Board has adopted a written related party transaction policy to monitor transactions, arrangements or relationships in which the Company and any of the following have an interest: (i) any person who is or was (since the beginning of 2025, even if they do not presently serve in that role) an executive officer, director or director nominee; (ii) any person or entity who holds more than a 5% beneficial ownership of our common stock; (iii) any immediate family member of any of the foregoing; or (iv) any entity in which any of the foregoing persons is employed or is a general partner or principal or acts in any similar position in which such person or persons collectively have a 10% or greater beneficial ownership interest. The policy covers any related party transaction that meets the minimum threshold for disclosure under relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).

2026 Proxy Statement	29

Corporate Governance
Related party transaction oversight is the responsibility of our Nominating and Governance Committee. Our General Counsel is responsible for identifying any potential related party transactions and, if they determine that an existing or proposed transaction constitutes a related party transaction under the policy, they will provide relevant details and an analysis of the related party transaction to the Nominating and Governance Committee. The General Counsel provides an annual summary to the Nominating and Governance Committee of all transactions or relationships that have been considered under this policy, including those that were determined not to constitute a reportable related party transaction. If the General Counsel has an interest in a potential related party transaction, they will provide all relevant information to the Chair of the Nominating and Governance Committee, who will provide the information to the other members of the Nominating and Governance Committee. The Nominating and Governance Committee reviews relevant information concerning any existing or proposed transaction contemplated by the Company with an entity that is the subject of a disclosed relationship, and approves or rejects the transaction, with or without conditions or additional protections for the Company. The Company’s related party transactions policy can be found within its Corporate Governance Guidelines available on the Company’s website at https://investors.bostonscientific.com/environmental-social-governance/governance-overview.
In 2025, the Company’s Nominating and Governance Committee reviewed and pre-approved related party transactions involving Joseph Barrett Fitzgerald and Robert Blaise Fitzgerald, the sons of Joseph Fitzgerald, our Executive Vice President and Group President, Cardiovascular. Joseph Barrett Fitzgerald is employed as an AF Solutions Regional Manager within our Electrophysiology business and earned total compensation, including base salary and commissions, of approximately $1,036,021 in 2025. The majority of his compensation was comprised of commissions earned under the Company’s sales compensation plans. His base salary and commission payments were commensurate with those of other employees in similar positions with comparable sales results and targets. Robert Blaise Fitzgerald is employed as a Senior Upstream Product Manager within our Electrophysiology business and earned total compensation, including base salary, bonus and equity awards, of approximately $462,965 in 2025. His compensation was commensurate with that of other employees in similar positions with the Company.
Code of Conduct
We maintain a Code of Conduct, which has been approved by our Board, to ensure our directors, employees and officers, including our Chief Executive Officer and Chief Financial Officer, understand the basic principles that govern our corporate conduct. The Code of Conduct is available on our website at https://investors.bostonscientific.com/environmental-social-governance/governance-overview. A stockholder may request a copy of the Code of Conduct by contacting our Corporate Secretary at Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752. Any waivers or substantive amendments of the Code of Conduct will be disclosed on our website at https://investors.bostonscientific.com/environmental-social-governance/governance-overview.
Corporate Responsibility
The Board of Directors oversees the Company’s corporate responsibility strategy, including environmental sustainability, employee well-being, community engagement, and governance practices. We endeavor to conduct our operations in a responsible and ethical manner, develop innovative products that improve healthcare, advance the growth and capabilities of our employees, engage with and support the communities where we operate, and reduce our environmental footprint. By proactively addressing energy use and climate-related risks, and by maintaining strong levels of employee engagement across our global business, we continue to make measurable progress toward our environmental sustainability and employee engagement goals, supporting the well-being of our patients, customers, employees and communities.
In furtherance of our commitment to corporate responsibility, our Annual Bonus Plan (ABP) includes an Environmental, Social and Governance (ESG) modifier that reflects Company-wide progress toward employee engagement and environmental sustainability goals. For more information on our ABP, please see the Compensation Discussion & Analysis section in this Proxy Statement.
For more information, please see our performance report available at https://www.bostonscientific.com/performancereport. This report and other information on our website are not incorporated by reference into and do not form any part of this Proxy Statement.

30	2026 Proxy Statement

Meetings and Board Committees
Board Meetings and Director Attendance
The Board met eight times in 2025. In 2025, each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board (held during the period for which he or she served as a director) and (2) the total number of meetings of all committees of our Board on which the director served (during the periods that he or she served). Directors are expected to prepare for and make reasonable efforts to participate in all Board meetings and meetings of the committees on which they serve. The Board and each committee meet as frequently as necessary to properly discharge their responsibilities, provided that the Board will meet at least four times per year. Directors are also expected to make reasonable efforts to attend the Annual Meeting of Stockholders. At our 2025 Annual Meeting of Stockholders, all but two of our then-serving directors were in attendance.
Executive Sessions
Directors who qualify as independent directors under the NYSE Corporate Governance Standards meet in executive session without management at each regularly scheduled Board meeting and at such other times as they deem appropriate. During 2025, our independent directors met in executive session without non-independent directors five times. The Chairman of the Board, if independent, or the Lead Independent Director, if the Chairman is not independent, presides at executive sessions of the independent directors. In the absence of such presiding director, the Chair of the Nominating and Governance Committee presides, and, in the absence of that Chair, the Chair of the Audit Committee presides.
Committees of the Board
Our Board currently has the following standing committees: Audit, Compensation, Nominating and Governance, and Risk, Science and Technology. All of the members of the Audit Committee, Compensation Committee, and Nominating and Governance Committee meet the applicable independence requirements of the NYSE and the SEC. All members of the Risk, Science and Technology Committee are also independent, non-employee directors. Our Board will establish special committees from time to time to address specific issues or discrete matters as the need arises.
Each of our standing committees is governed by a written charter that is subject to annual review by each respective committee and approval by the Board. Committee charters are available on our website at https://investors.bostonscientific.com/environmental-social-governance/governance-overview.

2026 Proxy Statement	31

Meetings and Board Committees
Board Committee Membership
As of March 6, 2026, our Board Committee membership was as follows:

	Audit	Executive Compensation and Human Resources	Nominating and Governance	Risk, Science and Technology

David C. Habiger
Edward J. Ludwig
Michael F. Mahoney
Jessica L. Mega
Susan E. Morano
Cheryl Pegus
Cathy R. Smith
Christophe P. Weber
David S. Wichmann
Ellen M. Zane

Chair	Member	Financial Expert

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Meetings and Board Committees

Audit Committee
Each member of the committee meets the independence requirements of the NYSE and the SEC. The Board has also determined that each of Mses. Morano and Smith and Messrs. Ludwig, Habiger and Wichmann, is an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC.
Functions:
As outlined in its written charter, the primary purpose of the Audit Committee is to assist the Board in its oversight of the quality and integrity of our financial reporting processes, financial statements and related disclosures; compliance with financial, legal and regulatory requirements; the selection and oversight of the Company’s independent registered public accounting firm; the annual independent audit of the Company’s financial statements; and the performance of the Company’s internal audit function and financial controls. The Audit Committee has responsibility to, among other things:
assist the Board in overseeing the quality and integrity of the Company’s financial reporting process, financial statements, related disclosures and disclosure controls and procedures, corporate accounting practices, and internal controls over financial reporting;
maintain, through regularly scheduled meetings, a direct line of communication among the Board, management, our internal auditors and our independent registered public accounting firm;
appoint, compensate, retain and oversee our independent registered public accounting firm, evaluate its qualifications, independence and performance, review its reports and other services, and, when appropriate, terminate our independent registered public accounting firm;
pre-approve audit, audit-related and non-audit services performed by our independent registered public accounting firm; and
assist the Board in its oversight of compliance with financial, legal and regulatory requirements, including financial reporting matters, internal controls, and financial risk exposure arising from legal and regulatory compliance matters, as well as oversight of the administration of the Company’s stock trading policy.
The Audit Committee Report can be found on page 115 of this Proxy Statement.

Members:

David S. Wichmann (Chair)

David C. Habiger
Edward J. Ludwig
Susan E. Morano
Cathy R. Smith

Number of Meetings in Fiscal 2025: 8

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Meetings and Board Committees

Executive Compensation and Human Resources Committee
Each member of the committee is an “independent director,” as defined by the NYSE, including under the heightened independence standards applicable to compensation committee members and “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act.
Functions:
As outlined in its written charter, the Compensation Committee has the responsibility to, among other things:
review recommendations and determine the corporate goals and objectives relative to the Chief Executive Officer’s compensation and evaluate the Chief Executive Officer’s performance against those goals and objectives;
determine and approve our Chief Executive Officer’s compensation;
review, oversee and determine the total compensation package for our other executive officers;
review and approve all new employment, consulting, retirement, severance, change in control, and indemnification agreements and other arrangements proposed for our executive officers, except for employment agreements with the Chief Executive Officer or Chief Financial Officer, with respect to which it shall review and make recommendations to the Board, and periodically review and evaluate these arrangements for continuing appropriateness;
review and make recommendations to the Board regarding the compensation of our non-employee directors;
adopt and periodically review a comprehensive statement of executive compensation philosophy, strategy and principles;
develop and monitor compliance with one or more policies for the recovery or clawback of erroneously paid compensation, including determining the extent, if any, to which incentive-based compensation of any current or former executives should be recouped or forfeited;
review and discuss with management how the Company’s compensation policies and programs for all of its employees may create incentives that can affect risk and discuss the Company’s management of that risk, as well as whether the Company’s compensation programs are appropriately aligned with the Company’s risk management; and
exercise oversight responsibility for human capital management matters, such as workforce compensation, employee engagement, talent recruitment and development, pay equity and company culture.
The Compensation Committee may delegate its authority and duties to subcommittees or individual members of the Compensation Committee, as it deems appropriate and in accordance with applicable laws and regulations. The Compensation Committee has delegated authority to our Chief Executive Officer and Chief Human Resources Officer to make equity grants to new hires and retention awards to existing employees who are not executive officers within predetermined guidelines. These grants are reported to the Compensation Committee at its next regularly scheduled meeting.

Members:

Ellen M. Zane (Chair)

David C. Habiger
Jessica L. Mega
Cheryl Pegus
Christophe P. Weber

Number of Meetings in Fiscal 2025: 4

34	2026 Proxy Statement

Meetings and Board Committees

Executive Compensation and Human Resources Committee (Continued)
Pursuant to its charter, the Compensation Committee has sole authority to retain or obtain advice from any compensation consultant, legal counsel or other advisor, as the Compensation Committee deems appropriate to assist the Compensation Committee in the performance of its duties, including the sole authority to approve the compensation and other terms and conditions of retention. Prior to any such retention, and on an annual basis, the Compensation Committee considers any factors relevant to such consultant’s, legal counsel’s or advisor’s independence from management, including the factors specified in the NYSE Corporate Governance Standards or other listing rules, to evaluate whether the services to be performed will raise any conflict of interest or compromise the independence of such consultant, legal counsel or advisor. Semler Brossy Consulting Group, LLC (Semler Brossy) served as the Compensation Committee’s independent compensation consultant in 2025. During 2025, the Compensation Committee instructed Semler Brossy to provide the following compensation services:
review and recommend the peer group of companies used in evaluating executive officer and director compensation;
provide information and commentary on executive officer and director compensation market trends;
collect and analyze market pay data on director and executive compensation;
review and provide commentary and recommendations on our executive officer and director compensation arrangements in comparison to market; and
review and provide commentary on our proxy disclosures and management proposals concerning executive officer pay.
For additional information regarding the services provided by Semler Brossy, please see the Compensation Discussion & Analysis section.
In 2025, Semler Brossy and its affiliates did not provide additional services to the Company other than at the request of the Compensation Committee. After review and consultation with Semler Brossy, the Compensation Committee determined that Semler Brossy is independent, and there is no conflict of interest resulting from retaining Semler Brossy currently or during 2025. In reaching these conclusions, the Compensation Committee considered the factors set forth in the SEC rules and the NYSE listing standards.
In accordance with its annual review of its compensation consultant engagement, the Compensation Committee will evaluate the engagement of Semler Brossy in May 2026.
The Compensation Committee Report can be found on page 74 of this Proxy Statement.

2026 Proxy Statement	35

Meetings and Board Committees

Nominating and Governance Committee
Each member of the committee is a non-employee director and meets the independence requirements of the NYSE.
Functions:
As outlined in its written charter, the Nominating and Governance Committee has responsibility to, among other things:
recommend nominees for election and re-election to the Board and ensure candidates are qualified and aligned with the Company’s needs;
monitor significant developments in the law and practice of corporate governance and oversee the Company’s compliance with the Corporate Governance Guidelines (including stock ownership, related party transactions and board service policies) and applicable laws, rules and regulations;
review and recommend Board and leadership appointments and committee assignments;
review and recommend Board policies and procedures, including oversight of director orientation and continuing education;
review political contributions made by the Company and its Political Action Committee;
oversee the Board and each committee’s annual performance self-evaluations;
recommend to the Board candidates for Chair, Chief Executive Officer, and, when applicable, Lead Independent Director;
review and assess succession plans for the Chief Executive Officer;
review and evaluate stockholder proposals and director nominations submitted by stockholders; and
monitor developments and oversee the Company’s practices and policies related to corporate responsibility.
The Nominating and Governance Committee is also responsible for reviewing with the Board, on an annual basis, the current size, structure and composition of the Board as a whole, and whether the Company is being well served by the current directors taking into account the following, among other factors: the directors’ degree of independence; business background, including any areas of particular expertise, such as accounting or related financial management expertise, marketing or technology; record of service (for incumbent directors), including attendance record and meeting preparation; overall contribution to the Board; employment status; years of experience; availability for service to us; and our anticipated needs based on our strategy and goals and the current business environment.
For information on the nomination process conducted by the Nominating and Governance Committee and our policies regarding stockholder nominations of directors, please see Director Nomination Process on page 25.

Members:

Susan E. Morano (Chair)

Edward J. Ludwig
Ellen M. Zane
Cathy R. Smith

Number of Meetings in Fiscal 2025: 4

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Meetings and Board Committees

Risk, Science and Technology Committee
Each member of the committee is a non-employee director.
Functions:
As outlined in its written charter, the Risk, Science and Technology Committee is charged with providing Board oversight of matters relating to risk, science and technology, including among other things, the enterprise-wide approach to risk management, regulatory compliance, product quality and safety, research and development and innovation strategy and investments, and the commercialization of technology.
The Risk, Science and Technology Committee has responsibility to, among other things:
review our guidelines, processes and policies to monitor, assess, evaluate and manage non-financial risk;
review regular reports from management on significant science and technology initiatives, including research and development strategy, innovation investments and commercialization activities and their associated risks;
review, at least annually, significant non-financial compliance matters, including significant legal or regulatory compliance risks and product-related regulatory actions;
review the adequacy and effectiveness of our strategies and practices with respect to (i) compliance with applicable laws and regulations, (ii) the safety and quality of our products, and (iii) other material aspects of our quality and compliance functions, including our Code of Conduct;
conduct periodic reviews of reports from senior executives responsible for our quality and compliance functions, including quality and quality system assessments and reports regarding the Company’s global compliance program; and
stay informed of major regulatory changes both domestically and internationally to ensure we are poised to meet new standards.

Members:

Cheryl Pegus (Chair)

Jessica L. Mega
Christophe P. Weber
David S. Wichmann

Number of Meetings in Fiscal 2025: 4

2026 Proxy Statement	37

Director Compensation
Elements and Level of Director Compensation
The Compensation Committee evaluates the level and form of compensation for non-employee directors at least annually and recommends changes to the Board, when appropriate. Non-employee directors receive a combination of cash and equity compensation for their service on the Board. In determining the level of director compensation in 2025, the Compensation Committee considered input from its independent compensation consultant, Semler Brossy, as well as publicly available data regarding director compensation at the peer group and other comparable companies, to establish an appropriate and competitive level of compensation. The Compensation Committee generally seeks to provide director compensation that is competitive with the median of the Company’s peer group. In addition, the Compensation Committee considered the significant time commitment and responsibilities associated with service on the Board and its committees. The Company’s non-employee director compensation is set forth below.
Non-Employee Directors
2025 Compensation
For their service for the annual term beginning on the date of the 2025 Annual Meeting of Stockholders, the non-employee director compensation program is described below and in the following sections:
•an annual cash retainer of $125,000;
•an annual grant of equity with a value of $215,000;
•an annual cash fee of $20,000 for the Chair of each of our Board Committees, other than the Chair of our Audit Committee;
•an annual cash fee of $25,000 for the Chair of our Audit Committee; and
•an annual cash fee of $40,000 to our Lead Independent Director.
Annual equity grants to non-employee directors are made on the date of each annual meeting of stockholders. If a non-employee director is appointed to the Board on a date other than the annual meeting of stockholders, the director receives an equity grant equal to the then-current non-employee director annual award, prorated for the period from the effective date of appointment through the next annual meeting of stockholders. Such equity grants are made on the first trading day of the month following the month in which the new director is appointed to the Board. Equity awards granted to newly appointed non-employee directors vest upon the expiration of the director’s current term of office at the annual meeting of stockholders immediately following the date of grant, subject to the director’s continued service through such term. In addition, if a non-employee director is appointed to the Board on a date other than the annual meeting of stockholders, the director’s annual cash retainer is prorated for the period from the effective date of appointment through the next annual meeting of stockholders.
Cash Compensation
Each non-employee director receives the annual cash retainer and any applicable fees on a quarterly basis. For 2025, each non-employee director could elect to receive all or a portion of his or her cash compensation in the form of equity through one or both of the following alternatives, each of which vests on the date of the annual meeting of stockholders immediately following the date of grant, subject to the director’s continued service through such date: (i) restricted stock valued based on the closing price of our common stock on the date of grant; and (ii) deferral of restricted stock units, valued based on the closing price of our common stock on the date of grant (with shares of our common stock to be issued only after a director’s separation from Board service in accordance with the Non-Employee Director Deferred Compensation Plan of the Company, effective January 1, 2014, as amended and restated effective January 1, 2023 (Non-Employee Director Deferred Compensation Plan)). Each non-employee director may also choose to defer receipt of all or a portion of their annual cash compensation under the Non-Employee Director Deferred Compensation Plan, as described further below.

38	2026 Proxy Statement

Director Compensation
Equity Compensation
The annual equity grants are made on the date of each annual meeting of stockholders and are subject to the terms and conditions of our Amended and Restated 2011 Long-Term Incentive Plan (2011 LTIP). In 2025, each non-employee director could elect to receive his or her annual equity award as one or both of the following two equity compensation alternatives, each to vest on the date of the annual meeting of stockholders immediately following the date of grant, subject to the director’s continuation of service during such term: (i) restricted stock valued based on the closing price of our common stock on the date of grant; and (ii) deferral of restricted stock units valued based on the closing price of our common stock on the date of grant (with shares of our common stock to be issued only after a director’s separation from Board service in accordance with the Non-Employee Director Deferred Compensation Plan). Under the 2011 LTIP, non-employee directors may not receive more than $600,000 in cash and equity compensation in the aggregate during a calendar year.
Employee Directors
Directors who are also employees of the Company receive no compensation for serving on the Board or Board committees. Accordingly, Mr. Mahoney did not receive any compensation related to his services as a director in 2025. For a description of compensation paid to Mr. Mahoney in 2025 in his role as President and Chief Executive Officer, please see the Compensation Discussion & Analysis and the Executive Compensation sections in this Proxy Statement.
Other Payments and Benefits
We pay for, or reimburse our directors for, transportation, hotel, meals and other incidental expenses incurred in connection with their performance of services for us, including attending Board and committee meetings and participating in director education programs. Our corporate aircraft is made available to our directors for certain travel to and from our Board meetings, as well as for certain other Company business travel. We also extend directors’ and officers’ indemnity insurance coverage to each of our directors.
Non-Employee Director Deferred Compensation Plan
Each non-employee director may, by written election, defer receipt of all or a portion of the annual cash retainer, annual cash committee chair fees and equity compensation under our Non-Employee Director Deferred Compensation Plan. Eligible directors may elect to defer payment of all or a portion of their cash and equity compensation, in increments of 25%, as deferred restricted stock units, to be released upon a director’s separation from Board service.
Director Stock Ownership Guidelines
We believe the stock ownership requirements for our non-employee directors align the interests of our directors with the long-term interests of our stockholders. Our director stock ownership guidelines provide that each non-employee director should own shares with a value equal to at least five times the current annual cash retainer amount within five years of joining the Board. For purposes of satisfying this obligation, restricted stock units (whether or not vested), common stock, or restricted stock units deferred under a Company deferred compensation plan may be included in the aggregate number of shares held by a director. All of our non-employee directors either currently meet our director stock ownership guidelines or we expect that they will meet the guidelines within five years of becoming a director. The Nominating and Governance Committee monitors compliance with these guidelines on an annual basis. For information regarding the stock ownership guidelines applicable to our Chairman and Chief Executive Officer, please see Executive Stock Ownership Guidelines beginning on page 72.

2026 Proxy Statement	39

Director Compensation
Director Compensation Table
The table below summarizes the compensation paid or earned by our non-employee directors for the year ended December 31, 2025.

Name(1)	Fees Earned or Paid in Cash ($)(2)(3)	Stock Awards ($)(2)(4)	Total ($)
Charles J. Dockendorff(5)	41,667	—	41,667
Yoshiaki Fujimori	145,000	215,000	360,000
David C. Habiger	124,429	215,000	339,429
Edward J. Ludwig	165,000	215,000	380,000
Jessica L. Mega	125,000	215,000	340,000
Susan E. Morano	125,000	215,000	340,000
Cheryl Pegus	124,429	215,000	339,429
John E. Sununu	145,000	215,000	360,000
David S. Wichmann	150,000	215,000	365,000
Ellen M. Zane	145,000	215,000	360,000
(1)Mr. Mahoney, the Chairman of our Board, President and Chief Executive Officer, is not included in this table because Mr. Mahoney did not receive any compensation for his services as a director in 2025. His compensation as an executive of the Company is discussed in the Compensation Discussion & Analysis and Executive Compensation sections of this Proxy Statement.
(2)The “Stock Awards” column and, to the extent a director received equity in lieu of cash compensation, the “Fees Earned or Paid in Cash” column, present the grant date fair value of each director’s equity award computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation. For a description of the assumptions used for purposes of determining grant date fair value, please see Note K—Stock Incentive and Purchase Plans to our consolidated financial statements included in Item 8 — Financial Statements and Supplementary Data of our Annual Report on Form 10-K for the year ended December 31, 2025. The grant date fair value of the Stock Awards referred to herein and the equity received in lieu of cash compensation set forth in footnote (3) below, are each rounded to the nearest thousand.
(3)For the term beginning after the 2025 Annual Meeting of Stockholders, Ms. Morano and Dr. Pegus each elected to receive 50% of their cash compensation in equity in lieu of cash, in the form of restricted stock and deferred restricted stock units, respectively. Each award vests on the day of the Annual Meeting; however, the deferred restricted stock units are not settled in shares until the director’s separation from service on the Board. Information about the equity grants described in this footnote is included in the following table.

Name	Equity Award Type	Grant Date	Number of Units (#)	Grant Date Fair Value ($)	Vesting Date
Susan E. Morano	Restricted Stock	May 8, 2025	605	62,000	April 30, 2026
Cheryl Pegus	Deferred Restricted Stock Unit	May 8, 2025	605	62,000	April 30, 2026
(4)Each non-employee director elected at our 2025 Annual Meeting of Stockholders was granted an equity award with a value of $215,000. For each director who elected to receive a restricted stock award, the restricted stock award vests on the date of the annual meeting of stockholders immediately following the date of grant, subject to the director’s continued service during such term. For each director who elected to receive deferred restricted stock units, the deferred restricted stock units vest on the date of the annual meeting of stockholders immediately following the date of grant, subject to continued service during such term, and vested shares of stock will be issued to the director upon his or her separation from Board service in accordance with the Non-Employee Director Deferred Compensation Plan. The following table reports annual equity awards granted to our non-employee directors during 2025:

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Director Compensation

Name	Equity Award-Type	Grant Date	Number of Shares/Units (#)	Grant Date Fair Value ($)	Vesting Date
Yoshiaki Fujimori	Restricted Stock	May 8, 2025	2,081	215,000	April 30, 2026
David C. Habiger	Restricted Stock	May 8, 2025	2,081	215,000	April 30, 2026
Edward J. Ludwig	Restricted Stock	May 8, 2025	2,081	215,000	April 30, 2026
Jessica L. Mega	Restricted Stock	May 8, 2025	2,081	215,000	April 30, 2026
Susan E. Morano	Restricted Stock	May 8, 2025	2,081	215,000	April 30, 2026
Cheryl Pegus	Deferred Restricted Stock Unit	May 8, 2025	2,081	215,000	April 30, 2026
John E. Sununu	Restricted Stock	May 8, 2025	2,081	215,000	April 30, 2026
David S. Wichmann	Restricted Stock	May 8, 2025	2,081	215,000	April 30, 2026
Ellen M. Zane	Restricted Stock	May 8, 2025	2,081	215,000	April 30, 2026
The following table reports the outstanding Restricted Stock and Deferred Restricted Stock Units held by our non-employee directors on December 31, 2025:

Name	Outstanding Restricted Stock	Outstanding Deferred Restricted Stock Units
Yoshiaki Fujimori	2,081	36,697
David C. Habiger	2,081	—
Edward J. Ludwig	2,081	44,366
Jessica L. Mega	2,081	—
Susan E. Morano	2,686	3,953
Cheryl Pegus	—	5,893
John E. Sununu	2,081	81,757
David S. Wichmann	2,081	6,389
Ellen M. Zane	2,081	—
For more information on the beneficial ownership of our shares by our directors, please see Certain Beneficial Ownership Matters on page 44.
(5)Mr. Dockendorff did not stand for reelection to our Board at our May 1, 2025 Annual Meeting of Stockholders when his term ended.

2026 Proxy Statement	41

Our Executive Officers
Below we provide biographical information for each of our Executive Officers other than Mr. Mahoney, whose biographical information is presented in Proposal 1: Election of Directors on page 11.

Jonathan R. Monson Executive Vice President and Chief Financial Officer
Mr. Monson, age 52, is our Executive Vice President and Chief Financial Officer, a position he has held since June 30, 2025. In this role, he leads several Company functions, including Global Controllership, Global Internal Audit, Corporate Finance, Treasury, Corporate Tax, Investor Relations, and Corporate Business Development. Since joining the Company in 1999, he has held roles of increasing responsibility, including Senior Vice President Investor Relations (March 2024 to June 2025), leading the Company’s Investor Relations function, including engaging with investors and analysts, Global Controller and Chief Accounting Officer (July 2019 to March 2024), where he was responsible for the Company’s Global Controllership organization, including among other things the Company’s accounting and financial planning processes, Vice President and Controller of the Company’s Urology business (2016 to 2019), and Vice President, Corporate Accounting (2008-2016). Prior to joining the Company, he was a senior auditor at Arthur Anderson L.L.P. Mr. Monson received a BA degree in economics and accounting from College of the Holy Cross and is also a certified public accountant.

Vance R. Brown Executive Vice President, General Counsel and Corporate Secretary
Mr. Brown, age 56, is our Executive Vice President, General Counsel and Corporate Secretary, a position he has held since June 2021. In this role, he provides global legal leadership across all of our businesses, regions and functions and oversees the Company’s global compliance function. Since joining the Company in 2001, Mr. Brown has served in a variety of legal and compliance roles of increasing responsibility, including VP, Chief Corporate Counsel and Assistant Secretary from 2010 to 2021, leading and overseeing our international legal teams and various corporate legal functions, including mergers and acquisitions, venture capital, corporate governance and securities. Mr. Brown is a member of our Global Council for Inclusion. Before joining the Company, he was an attorney with Skadden, Arps, Slate, Meagher and Flom. He received a JD from Harvard Law School and a BA from University of Western Ontario.

Arthur C. Butcher Executive Vice President and Group President, MedSurg and Asia Pacific
Mr. Butcher, age 55, is our Executive Vice President and Group President, MedSurg and Asia Pacific, a position he has held since May 2022. In this role, he oversees Asia Pacific, as well as our Urology, Endoscopy and Neuromodulation businesses. Since joining the Company in 1997, Mr. Butcher has held management roles of increasing responsibility and has deep experience across the Company’s divisions, including Executive Vice President and President, Asia Pacific (2020 to 2022), responsible for commercialization of our full product portfolio across all divisions in the Asia Pacific region; Senior Vice President and President, Endoscopy (2016 to 2020), responsible for developing and bringing to market less invasive devices for treating gastrointestinal and pulmonary conditions; VP & General Manager, Japan Endoscopy (2014 to 2016); VP of Global Marketing, Endoscopy Division (2011 to 2014); and VP of Marketing and New Business Development, Urology & Women’s Health (2008 to 2009) and VP of Business Development and Strategic Planning, Urology & Women’s Health (2006 to 2008), responsible for leading marketing, strategic planning, and management initiatives within the Endoscopy and Urology businesses. Mr. Butcher is a member of the board of directors of STAAR Surgical Company (since 2024), a public medical device company specializing in implantable lenses, Acotec Scientific Holdings Limited (since 2022), a publicly traded Chinese medical device company, and a member of our Global Council for Inclusion. He received an MBA from Columbia University and a BA in international relations from the University of Pennsylvania.

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Our Executive Officers

Joseph M. Fitzgerald Executive Vice President and Group President, Cardiovascular
Mr. Fitzgerald, age 62, is our Executive Vice President and Group President, Cardiovascular, a position he has held since May 2022. In this role, he oversees development and commercialization of advanced heart therapies for health care professionals and patients globally. He also provides strategic oversight for our Peripheral Interventions business. Since joining the Company in 1990 as a sales representative, Mr. Fitzgerald has held a variety of management positions in our Cardiovascular business. He previously served as Executive Vice President and President, Cardiology (January 2022 to April 2022), Executive Vice President and President, Interventional Cardiology (July 2020 to January 2022), Executive Vice President and President, Rhythm Management (2014 to 2020), Senior Vice President and President, Cardiac Rhythm Management (2011 to 2014), and Senior Vice President and President, Endovascular (2010 to 2011). Mr. Fitzgerald is a member of our Global Council for Inclusion and is executive sponsor of our Women’s Network employee resource group. He received an MBA from Southern Illinois University with a concentration in marketing and finance and a BS in business from Indiana University.

Miriam O’Sullivan Senior Vice President, Chief Human Resources Officer
Ms. O’Sullivan, age 45, is our Senior Vice President, Chief Human Resources Officer, a position she has held since January 2025. In this role, she oversees the Company’s human resources activities globally, including Human Resources Operations and Services, Total Rewards, Talent Management, and Global Inclusion and Engagement.  Since joining the Company in 2012 as director of Human Resources for our manufacturing site in Cork, Ireland, she has held a variety of human resource roles of increasing responsibility, including Group Vice President of Human Resources, Cardiology (2021 to 2025), leading our Cardiology businesses, which included Interventional Cardiology Therapies, Cardiac Rhythm Management and Diagnostics, WATCHMAN, and Electrophysiology, and VP of Human Resources, Interventional Cardiology (2019 to 2021), and after moving to Massachusetts to support our Global Supply Chain organization, VP of Human Resources, Global Operations (2017 to 2018). Ms. O’Sullivan serves as co-chair of our Global Council for Inclusion. She received a bachelor of business studies (BBS) with French from the University of Limerick, Ireland, and a Diploma in Employment Law from the National College of Ireland.

Padraig A. O’Connor Executive Vice President, Global Operations
Mr. O’Connor, age 58, is our Executive Vice President, Global Operations, a position he has held since December 2025. In this role, he oversees Global Supply Chain, Quality and Regulatory Affairs, Global Business Services, Global Enterprise Excellence, Information Technology, Security, Global Research and Development, and Global Operations Services. Since joining the Company in 1996, Mr. O’Connor has supported the Cardiac Rhythm Management, Neuromodulation, Interventional Cardiology, Peripheral Interventions and Structural Heart businesses in a variety of operations positions, and, most recently, served as Senior Vice President, Global Supply Chain (2014 to 2022), responsible for global manufacturing and distribution of our products. He is an active member of our PRIDE employee resource group. Mr. O’Connor received a BA in Mechanical Engineering from Trinity College in Dublin and a master’s degree in mechanical engineering from University College Dublin.

2026 Proxy Statement	43

Certain Beneficial Ownership Matters
Security Ownership of Principal Stockholders
Set forth below are stockholders known by us to be the beneficial owner of more than 5% of our common stock, $0.01 par value, as of March 6, 2026. As of March 6, 2026, there were shares of our common stock outstanding.

Name and Address	Number of Shares Beneficially Owned	Percent of Shares Outstanding
FMR LLC/Abigail P. Johnson 245 Summer Street, Boston, MA 02210	110,320,938	(1)%
BlackRock, Inc. 50 Hudson Yards, New York, NY 10001	113,006,671	(2)%
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	125,449,595	(3)%
(1)Based solely on an amendment to Schedule 13G filed with the SEC on August 6, 2025. As of June 30, 2025, FMR LLC reported sole voting power with respect to 99,962,678.28 shares and each of FMR LLC and Abigail P. Johnson reported sole dispositive power with respect to 110,320,937.81 shares. FMR and Ms. Johnson each reported that they did not possess shared voting or dispositive power over any shares.
(2)Based solely on an amendment to Schedule 13G filed with the SEC on April 17, 2025. As of March 31, 2025, BlackRock reported sole voting power with respect to 100,792,911 shares and sole dispositive power with respect to 113,006,671 shares. BlackRock reported that it did not possess shared voting or dispositive power over any shares.
(3)Based solely on an amendment to Schedule 13G filed with the SEC on February 13, 2024. As of December 29, 2023, The Vanguard Group reported shared voting power with respect to 1,826,242 shares, sole dispositive power with respect to 119,279,981 shares and shared dispositive power with respect to 6,169,614 shares.

44	2026 Proxy Statement

Certain Beneficial Ownership Matters
Security Ownership of Directors and Executive Officers
The following table shows, as of March 6, 2026, the amount of our common stock beneficially owned by:
•our directors and director nominees;
•our executive officers named in the Summary Compensation Table on page 76 of this Proxy Statement; and
•all of our directors and executive officers as a group.
“Beneficial ownership” includes those shares of our common stock the reporting person has the power to vote or transfer, stock options that are currently exercisable or exercisable within 60 days, and restricted stock and deferred restricted stock units that may vest within 60 days. Unless otherwise indicated, the persons named below have sole voting and investment power over the shares listed.

Name	Number of Shares Beneficially Owned	Percent of Shares Outstanding
Yoshiaki Fujimori(1)	38,778	*
David C. Habiger(2)	5,628	*
Edward J. Ludwig(3)	62,345	*
Jessica L. Mega(4)	8,235	*
Susan E. Morano(5)	10,616	*
Cheryl Pegus(6)	5,917	*
Cathy R. Smith(7)	1,020	*
John E. Sununu(8)	136,480	*
Christophe P. Weber(9)	879	*
David S. Wichmann(10)	47,971	*
Ellen M. Zane(11)	24,134	*
Michael F. Mahoney(12)	3,299,890	*
Jonathan R. Monson(13)	141,022	*
Vance R. Brown(14)	137,289	*
Arthur C. Butcher(15)	268,253	*
Joseph M. Fitzgerald(16)	669,773	*
Jeffrey B. Mirviss(17)	365,359	*
Daniel J. Brennan(18)	555,357	*
All directors and executive officers as a group (18 persons)(19)	4,999,093	*
*    Reflects beneficial ownership of less than one percent (1%) of our outstanding common stock.
(1)Mr. Fujimori’s beneficial ownership includes (i) 2,081 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting; and (ii) 36,697 deferred restricted stock units deferred pursuant to our Non-Employee Director Deferred Compensation Plan, the underlying shares of which he has neither voting nor investment power until such shares are distributed in accordance with the plan.
(2)Mr. Habiger’s beneficial ownership includes 2,081 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting.
(3)Mr. Ludwig’s beneficial ownership includes (i) 2,081 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting; and (ii) 44,366 deferred restricted stock units deferred pursuant to our Non-Employee Director Deferred Compensation Plan, the underlying shares of which he has neither voting nor investment power until such shares are distributed in accordance with the plan.
(4)Dr. Mega’s beneficial ownership includes 2,081 shares of restricted stock as to which she has sole voting but not investment power as the shares are unvested until the Annual Meeting.
(5)Ms. Morano’s beneficial ownership includes (i) 2,710 shares of restricted stock as to which she has sole voting but not investment power as the shares are unvested until the Annual Meeting; and (ii) 3,953 deferred restricted stock units deferred pursuant to our Non-Employee Director Deferred Compensation Plan, the underlying shares of which she has neither voting nor investment power until such shares are distributed in accordance with the plan.

2026 Proxy Statement	45

Certain Beneficial Ownership Matters
(6)Dr. Pegus’ beneficial ownership includes 5,917 deferred restricted stock units deferred pursuant to our Non-Employee Director Deferred Compensation Plan, the underlying shares of which she has neither voting nor investment power until such shares are distributed in accordance with the plan, and of which 2,710 are unvested until the Annual Meeting.
(7)Ms. Smith’s beneficial ownership includes (i) 141 shares held in a trust and (ii) 879 deferred restricted stock units deferred pursuant to our Non-Employee Director Deferred Compensation Plan, the underlying shares of which she has neither voting nor investment power until such shares are distributed in accordance with the plan, and which are unvested until the Annual Meeting.
(8)Mr. Sununu’s beneficial ownership includes (i) 2,081 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting; and (ii) 81,757 deferred restricted stock units deferred pursuant to our Non-Employee Director Deferred Compensation Plan, the underlying shares of which he has neither voting nor investment power until such shares are distributed in accordance with the plan.
(9)Mr. Weber’s beneficial ownership includes 879 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting.
(10)Mr. Wichmann’s beneficial ownership includes (i) 2,081 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting; and (ii) 6,389 deferred restricted stock units deferred pursuant to our Non-Employee Director Deferred Compensation Plan, the underlying shares of which he has neither voting nor investment power until such shares are distributed in accordance with the plan.
(11)Ms. Zane’s beneficial ownership includes 2,081 shares of restricted stock as to which she has sole voting but not investment power as the shares are unvested until the Annual Meeting.
(12)Mr. Mahoney’s beneficial ownership includes 1,437,684 shares of common stock subject to stock options exercisable within 60 days of March 6, 2026. Mr. Mahoney’s total also includes: (i) 71,667 shares of common stock held by a charitable foundation, over which Mr. Mahoney shares investment and voting power; and (ii) 213,679 shares of common stock indirectly held in a revocable trust, of which he is a joint trustee with his spouse.
(13)Mr. Monson’s beneficial ownership includes 103,036 shares of common stock subject to stock options exercisable within 60 days of March 6, 2026.
(14)Mr. Brown’s beneficial ownership includes 83,045 shares of common stock subject to stock options exercisable within 60 days of March 6, 2026.
(15)Mr. Butcher’s beneficial ownership includes (i) 190,146 shares of common stock subject to stock options exercisable within 60 days of March 6, 2026, (ii) 2,102 restricted stock units scheduled to vest within 60 days of March 6, 2026, and (iii) 20,213 shares held via the Company’s 401(k) plan.
(16)Mr. Fitzgerald’s beneficial ownership includes 450,632 shares of common stock subject to stock options exercisable within 60 days of March 6, 2026 and 5,234 shares of common stock held by his children, as to which Mr. Fitzgerald disclaims beneficial ownership.
(17)Mr. Mirviss retired effective February 27, 2026, and amounts reported in the table reflect Mr. Mirviss’ holdings as of such date. Mr. Mirviss’ beneficial ownership includes 284,003 shares of common stock underlying stock options that became fully exercisable as of his retirement date and 10,894 restricted stock units that vested upon retirement, with settlement deferred until six months and one day following retirement pursuant to Section 409A.
(18)Mr. Brennan retired effective October 3, 2025, and amounts reported in the table reflect Mr. Brennan’s holdings as of such date and as confirmed by Mr. Brennan as of December 31, 2025 in his director and officer questionnaire. His beneficial ownership includes (i) 315,960 shares of common stock underlying stock options that became fully exercisable as of his retirement date, (ii) 64,212 shares received in February 2026 upon vesting of the 2023 rTSR PSU and 2023 ONSG PSU awards, and (iii) 23,931 restricted stock units that vested upon retirement, with settlement deferred until six months and one day following retirement pursuant to Section 409A.
(19)This amount includes 2,378,477 shares of common stock subject to stock options exercisable within 60 days of March 6, 2026 and 20,213 shares held in the 401(k) Plan accounts of our executive officers. Please refer to footnotes 1 through 18 above for additional details regarding the holdings of our directors, our director nominees and our NEOs.

46	2026 Proxy Statement

Certain Beneficial Ownership Matters
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors, executive officers and persons beneficially holding more than 10% of our common stock to file with the SEC reports of their ownership of our common stock and any changes in that ownership. To our knowledge, all of these filing requirements were timely satisfied in 2025. In making this statement, we have relied upon the written representations of our directors and executive officers and copies of reports that have been filed with the SEC.

2026 Proxy Statement	47

Compensation Discussion & Analysis
This Compensation Discussion & Analysis section describes material elements of our 2025 compensation program for our named executive officers (NEOs), who are our Chief Executive Officer (CEO), our Chief Financial Officer (CFO), and our three other most highly compensated executive officers, as well as our former chief financial officer and one other former executive officer who each retired during fiscal 2025. NEOs for the year ended December 31, 2025 are as follows:

Michael F. Mahoney	Chairman of the Board, President and Chief Executive Officer
Jonathan R. Monson(1)	Executive Vice President and Chief Financial Officer
Vance R. Brown	Executive Vice President, General Counsel and Corporate Secretary
Arthur C. Butcher	Executive Vice President and Group President, MedSurg and Asia Pacific
Joseph M. Fitzgerald	Executive Vice President and Group President, Cardiovascular
Daniel J. Brennan(2)	Former Executive Vice President and Chief Financial Officer
Jeffrey B. Mirviss(3)	Former Executive Vice President and President, Peripheral Interventions
(1)Mr. Monson became Executive Vice President and CFO of the Company effective as of June 30, 2025.
(2)Effective June 29, 2025, Mr. Brennan retired from his role as Executive Vice President and CFO and served as a Senior Advisor until his retirement from the Company effective October 3, 2025.
(3)Mr. Mirviss retired from his role as Executive Vice President and President, Peripheral Interventions, effective December 1, 2025, and served as a Senior Advisor until his retirement from the Company effective February 27, 2026.
Executive Summary
Strategic Imperatives Linked to 2025 Executive Compensation
During 2025, our management team advanced our category leadership strategy, focusing on innovation and diversification, and enhancing our capabilities for the future. Consistent with our pay-for-performance strategy, the Compensation Committee established ambitious yet achievable targets aligned with our internal plan and external guidance, designed to motivate employees to drive long-term stockholder value. In 2025, we delivered strong financial performance, exceeding our financial goals for the year, while continuing to position the Company well for 2026 and beyond. We are proud of our global team, their continued focus on our core mission and values, and their dedication to supporting our customers and their patients.
In setting our compensation program goals for the year, the Compensation Committee continued to focus on empowering employees to execute on our strategic imperatives, drive innovation, enhance the quality of healthcare of patients globally, deliver profitable revenue growth, and increase stockholder value in 2025. These strategic imperatives are to:
•execute on our category leadership strategy;
•expand into high growth adjacencies that complement our core businesses;
•drive global expansion;
•fund the journey to fuel growth through optimization and cost reduction initiatives and a reallocation of spending to support growth initiatives; and
•develop and expand key capabilities, including attracting and retaining key talent, and accelerating digital capabilities.
We believe that continued execution against these strategic imperatives positions the Company to deliver value for patients and customers and supports strong performance across key financial metrics, including those incorporated into our short- and long-term incentive compensation programs, as described in further detail below.

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Compensation Discussion & Analysis
Pay for Performance
Our short- and long-term incentive plans incorporate metrics designed to align with the objectives of driving profitable growth and rewarding Company and individual performance consistent with our strategic imperatives. Significant portions of executive compensation are tied to Company performance across a range of key metrics, and the value delivered under these programs is designed to, and continues to be, closely aligned with long-term stockholder value. These metrics reflect the results of the strategic imperatives that guide our business.
2025 Annual Bonus Plan:
Pursuant to our 2025 Annual Bonus Plan (ABP), a single Company-wide Applicable Distribution Percentage was determined based on the Company’s performance measured against Company financial metrics of Adjusted Net Sales(1), Adjusted Earnings Per Share (Adjusted EPS)(1) and Adjusted Operating Income Margin (Adjusted OIM)(1), each as calculated in accordance with the 2025 ABP, and was used to determine the final bonus payout for each participating employee, including our executive officers. The Applicable Distribution Percentage could be further modified based on the Company’s performance against environmental, social and governance (ESG) and quality objectives. Refer to Short-Term Incentives on page 60 for further information on our 2025 ABP.

Financial Metrics

Adjusted Net Sales(1) Adjusted EPS(1) Adjusted OIM(1)	Each links to the success of our category leadership strategy, expansion into high-growth adjacencies, and driving profitable growth.
ESG (Modifier)
Employee engagement and environmental goals promote responsible and sustainable value creation by reducing our environmental impact, supporting the communities in which we live and work, and fostering an inclusive, values-driven workforce that attracts, retains and inspires company culture.

Quality (Modifier)
Allows the Board to reduce annual bonus funding for failure to meet quality objectives, reinforcing accountability across the Company, while our robust quality system supports our category leadership strategy.

(1)Adjusted Net Sales, Adjusted EPS and Adjusted OIM, each as calculated in accordance with the 2025 ABP, are non-GAAP financial measures. Adjusted OIM was first added to the ABP in 2024. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures and insight into how these non-GAAP financial measures are considered by management, please see Annex A to this Proxy Statement.
2025 Long-Term Incentives:
Fifty percent (50%) of our 2025 long-term incentive awards granted to our executive officers were in the form of performance-based RSUs pursuant to our 2025 Organic Net Sales Growth Performance Share Program (ONSG PSP) and 2025 relative Total Shareholder Return Performance Share Program (rTSR PSP). The structures of each of the 2025 ONSG PSP and rTSR PSP were unchanged from the 2024 programs, as further discussed below in Long-Term Incentives on page 66.

Performance Share Programs

2025 ONSG PSP
The ONSG PSP compares our organic net sales growth performance over a three-year period against our financial plan, providing incentives for the achievement of a key business performance objective critical to the Company’s success.

2025 rTSR PSP
The rTSR PSP is substantially similar to the 2024 rTSR PSP, and is a measure of the long-term success of our business and strategy relative to the S&P 500 Health Care Index and helps to further align executive compensation and stockholder value.

2026 Proxy Statement	49

Compensation Discussion & Analysis
Results for 2025 ABP and Long-Term Incentive Plans
Below is a summary of our 2025 results for the financial metrics in the Company’s short- and long-term incentive plans.

ABP Financial Metrics
2025 Reported Results	$20.074 billion GAAP Net Sales	$1.94 GAAP Net Income Per Share	18.0% GAAP Operating Income Margin
2025 Adjusted Results for ABP	$ 19.931 billion Adjusted Net Sales(1)(2)	$3.06 Adjusted Net Income Per Share (Adjusted EPS)(1)(2)	28.0% Adjusted Operating Income Margin(1)(2)
rTSR and ONSG PSP Financial Metrics
119.29% 3-year rTSR(4) For 2023 rTSR PSP		16.6% Average GAAP Net Sales Growth 2023 - 2025
14.8% Average Organic Net Sales Growth(1)(2) 2023 - 2025 For 2023 ONSG PSP(3)
(1)Adjusted Net Sales, Adjusted EPS, Adjusted OIM and ONSG are non-GAAP financial measures. Adjusted OIM was first added to the ABP in 2024. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures and insight into how these non-GAAP financial measures are considered by management, please see Annex A to this Proxy Statement.
(2)As used in the 2025 ABP, (i) Adjusted Net Sales excludes foreign currency fluctuations and the impact of net sales from certain acquisitions completed after the establishment of the internal financial plan, as applicable, (ii) Adjusted EPS excludes the impact of certain charges (credits) which may include amortization expense, goodwill and other intangible asset impairment charges, acquisition/divestiture-related net charges (credits), investment portfolio net losses (gains) and impairments, restructuring and restructuring-related net charges (credits), litigation-related net charges (credits), European Union (EU) Medical Device Regulation (MDR) implementation costs, debt extinguishment net charges, deferred tax expenses (benefits) and discrete tax items and (iii) Adjusted OIM reflects the Company’s adjusted operating income (GAAP revenue less cost of goods sold less operating expenses, adjusted for certain items consistent with those excluded to determine Adjusted EPS) as a percentage of net sales. ONSG excludes the impact of foreign currency fluctuations and certain acquisitions and divestitures for which there is less than a full period of comparable net sales.
(3)2023 ONSG PSP had a three-year performance period, comparing actual ONSG performance against our financial plan for the period from January 1, 2023 to December 31, 2025.
(4)Three-year rTSR for the period from January 1, 2023 to December 31, 2025. Please see 2025 relative Total Shareholder Return Performance Share Program on page 81 for how we calculate rTSR.
We maintain a disciplined approach to the management of our incentive compensation programs. Each year, we set ambitious yet achievable program targets, taking into consideration relevant, reasonably foreseeable company-specific and macroeconomic conditions, to appropriately motivate employees. In general, we strive to set targets that are aligned with our corporate goals, including our operating plan and external guidance, and that are structured to increase year-over-year.

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Compensation Discussion & Analysis
Below is a historical view of our approach to setting targets and actual achieved results for the Adjusted Net Sales, Adjusted EPS and Adjusted OIM metrics under our ABP.
(1)Adjusted Net Sales (actual and targets; amounts shown in millions), Adjusted EPS (actual and targets) and Adjusted OIM (actual and targets) are non-GAAP financial measures. Adjusted OIM was first added to the ABP in 2024. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures and insight into how these non-GAAP financial measures are considered by management, please see Annex A to this Proxy Statement.
When performance is below target, we have not had a practice of resetting targets, funding schedules or vesting schedules to generate higher payouts. In addition, where below target performance results in a lower payout, we do not supplement executive compensation with off-cycle grants to offset the impact.
Over time, we have made targeted structural adjustments to our programs to reinforce our pay-for-performance strategy, including in 2023 replacing our Free Cash Flow PSP with the ONSG PSP, which has a three-year rather than a one-year performance period. In 2024, we added Adjusted OIM as a financial metric and changed the ESG scorecard to a modifier that can increase or decrease the Company-wide Applicable Distribution Percentage based on the Company’s performance towards employee engagement and environmental goals, while retaining the quality modifier. Together, these financial metrics and modifiers reflect our commitment to strong operational execution, sustainable performance, and quality outcomes aligned with our strategic initiatives.
CEO’s Total Direct Compensation Aligns with Company Performance
Our executive compensation strategy is to provide appropriate competitive compensation opportunities to our executives, with actual pay outcomes tied to achievement of Company performance targets and individual objectives in support of our business strategy and the creation of long-term stockholder value.
Each year, the Compensation Committee reviews our CEO’s actual compensation relative to the Company’s performance. The graph on the following page illustrates the relationship between our CEO’s total direct compensation (TDC) (as disclosed in the Summary Compensation Table of this Proxy Statement), and our cumulative TSR performance over each of the last three years. For purposes of this graph, TDC consists of base salary and annual short- and long-term incentives. As shown, CEO compensation has generally been aligned with Company performance.

2026 Proxy Statement	51

Compensation Discussion & Analysis
Summary Compensation Table CEO Total Direct Compensation versus 3-Year TSR(1)(2)
(1)Amounts in the 2023, 2024 and 2025 columns were calculated as follows:
•the values of the annual equity awards granted on February 14, 2023, February 12, 2024 and February 13, 2025 were determined in accordance with FASB ASC Topic 718, as described in the footnotes to the Summary Compensation Table beginning on page 76;
•the actual ABP award for 2023, 2024 and 2025; and
•the annual base salary earned in 2023, 2024 and 2025.
(2)TSR represents cumulative TSR on a fixed investment of $100 in our common stock for the period beginning on the last trading day of 2022 through the end of the applicable year and is calculated assuming the reinvestment of dividends.
The following chart shows the value of the primary elements of TDC, consisting of base salary and annual short- and long- term incentives, for our CEO in 2025 (i) at “target” opportunity as considered by our Compensation Committee; (ii) as disclosed in our Summary Compensation Table on page 76; and (iii) as “realizable” at December 31, 2025. These values were calculated using the 2025 base salary, annual equity incentives and ABP award amounts for our CEO as set forth in the table following this chart.
2025 CEO Compensation Target vs. Summary Compensation Table vs. Realizable ($ in 000s)

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Compensation Discussion & Analysis

Valuation of Compensation Component
	Base Salary	Annual Bonus Plan Award	Long-Term Incentives

Target	Annual base salary approved in February 2025	Target 2025 ABP Award
Annual equity awards granted on February 13, 2025, with (a) stock options valued in accordance with FASB ASC Topic 718 and (b) service-based restricted stock units (RSUs) and performance-based RSUs valued at target (the number of units and target units awarded multiplied by the closing price of our common stock on the date of grant).

Summary Compensation Table	Annual base salary earned in 2025	Actual 2025 ABP Award	Annual equity awards granted on February 13, 2025, with the value of each award determined in accordance with FASB ASC Topic 718.

Realizable	Annual base salary earned in 2025	Actual 2025 ABP Award
Annual equity awards granted on February 13, 2025, with:
(a) stock options valued at their intrinsic value (number of options awarded multiplied by the closing price of our common stock on the last trading day of 2025 less the exercise price of such options);
(b) service-based RSUs valued using the number of units awarded multiplied by the closing price of our common stock on the last trading day of 2025;
(c) rTSR performance-based RSUs valued using 130% of the target rTSR performance-based RSUs due to the Company’s rTSR rank being 61st percentile (130% of the target number of units multiplied by the closing price of our common stock on the last trading day of 2025); and
(d) ONSG performance-based RSUs valued using 200% due to 2025 performance being between target and maximum (200% of the target number of units multiplied by the closing price of our common stock on the last trading day of 2025).

The difference in value of the long-term incentive compensation portion of our CEO’s TDC reflected in the “Realizable,” “Target,” and “Summary Compensation Table” columns is primarily due to three factors:
•the decrease in our common stock’s closing price on the last trading day of fiscal 2025 ($95.35) compared to its closing price on February 13, 2025 ($106.14), the grant date for the 2025 annual equity awards;
•the rTSR performance-based RSUs granted in 2025 tracking at 130% of target as of December 31, 2025 due to the Company’s 61st percentile rTSR rank; and
•the ONSG performance-based RSUs granted in 2025 tracking at 200% of target as of December 31, 2025 due to 2025 performance being between target and maximum.
This demonstrates the relationship between CEO pay and the achievement of performance criteria, and, therefore, the linkage between our executive compensation program and the long-term interests of our stockholders. The long-term incentive portion of the CEO’s compensation remains “at-risk” and its value continues to vary until the completion of applicable vesting periods or, in the case of stock options, the exercise date for each of the equity awards.
The chart on the following page further illustrates the relationship between CEO pay and the Company’s performance and provides a longer-term view of our CEO’s realizable pay, which represents the value that might be earned by Mr. Mahoney based on performance as of a given date. Realizable pay is calculated in accordance with the methodology described in the Valuation of Compensation Component table above, for each year presented, except that equity awards are valued at December 31 of each respective year, rather than December 31, 2025. TSR is calculated in accordance with the methodology described in the 2025 Relative Total Shareholder Return Performance Share Program section of this Proxy Statement and is based on $100 invested on December 31, 2021.

2026 Proxy Statement	53

Compensation Discussion & Analysis
2021 - 2025 CEO Realizable Pay and 5-Year Indexed TSR(1)
(1)TSR represents cumulative TSR on a fixed investment of $100 in our common stock for the period beginning on the last trading day of 2020 through the end of the applicable year, and is calculated assuming the reinvestment of dividends.
2025 Target Total Direct Compensation of NEOs
A significant portion of our executives’ target TDC is tied to at-risk, performance-based incentive opportunities. For 2025, approximately 92.3% of the target value of the primary elements of TDC for our CEO and approximately 83.6% of our other NEOs as a group, other than Mr. Monson who was not then an executive officer, consisted of at-risk, performance-based incentive compensation, including both short-term (ABP awards) and long-term incentives (performance- and service-based equity awards and stock options). The percentages shown were calculated using 2025 base salary, target equity values and target ABP award amounts for our NEOs as set forth in the Valuation of Compensation Component table on page 53.

Base Salary	Target Annual Bonus	Target Long-Term Incentives

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Compensation Discussion & Analysis
We believe our continued emphasis on at-risk, performance-based incentive compensation aligns our executives’ financial interests with our business strategy and the short- and long-term interests of our stockholders. This approach helps ensure that a significant portion of executive pay is linked to the achievement of defined performance targets, reinforcing our pay-for-performance culture. For more details and a breakdown of the elements of TDC, please see Elements of 2025 Executive Compensation, Primary Elements of Total Direct Compensation on page 59.
Executive Compensation Program Best Practices
Our Compensation Committee believes that a strong foundation in our compensation program is essential to effectively implement our executive compensation strategy. The following best practices continue to serve as the foundation for our executive compensation program:

What We Do

  Use mix of short- and long-term incentive compensation with an emphasis on long-term incentives.
  Use mix of fixed and variable compensation, with an emphasis on variable, at-risk performance-based compensation.
  Employ a “double-trigger” (both a change in control and termination without cause or resignation for good reason) for cash payments and accelerated vesting of equity awards when the surviving or acquiring entity substitutes or assumes outstanding equity awards.
  Maintain stock ownership guidelines for executives and directors.

  Maintain discretionary and Dodd-Frank clawback policies for the recovery of all or a portion of certain incentive compensation awards under certain circumstances.
  Calibrate internal pay equity and performance when formulating compensation decisions.
  Compare compensation and benefits practices, levels and mix against peer group companies.
  Engage an independent compensation consultant that reports directly to the Compensation Committee.
  Assess the risks associated with our incentive compensation policies and programs.

What We Don’t Do

  Do not provide income tax gross-ups, except in limited circumstances related to relocation benefits.
  Do not provide excise tax gross-ups on severance or other payments in connection with a change in control.
Do not permit pledging or hedging of the economic value of our common stock by executives or directors. Do not permit the repricing of underwater stock options without stockholder approval.

2026 Proxy Statement	55

Compensation Discussion & Analysis

Say on Pay
At our 2025 Annual Meeting of Stockholders, we asked our stockholders to approve, on an advisory basis, the 2024 executive compensation of our NEOs as disclosed in our 2025 Proxy Statement, commonly referred to as a “say-on-pay” advisory vote. Our stockholders approved the compensation of our NEOs with almost 92% of votes cast in favor, reflecting strong support for our 2024 executive compensation program, which continues to align executive financial interests with our business strategy and the long-term interests of our stockholders.
Say on Pay Results

2025 91.9%
2024 92.7%
2023 92.6%
How We Determine Executive Compensation
Executive Compensation Strategy and Objectives
Our strategy is to provide appropriate, competitive compensation opportunities to our executives with actual pay outcomes significantly influenced by the achievement of Company, business and individual performance targets and objectives designed to support our business strategy and long‐term stockholder value creation. The core objectives of our compensation program are to:

Attract, retain and engage top talent.

Incentivize achievement of key Company, business and individual targets/objectives to support our business strategy.		Reinforce our culture of quality.
Effectively align compensation risk with our business strategy to ensure balanced and sustainable outcomes.		Align management’s interest with the long-term interests of our stockholders.

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Compensation Discussion & Analysis
Participants in the Compensation Process
Our Compensation Committee bears principal responsibility for, among other things, structuring our executive compensation program and making individual executive compensation determinations. To help facilitate informed decision-making, our Compensation Committee engages an independent compensation consultant, Semler Brossy Consulting Group, LLC (Semler Brossy), which serves under its direction and supervision. For further information about our Compensation Committee and the services provided by Semler Brossy, see Executive Compensation and Human Resources Committee on page 34. Semler Brossy and certain members of management support our Compensation Committee with respect to the following, among other things:

Independent Advisor

Semler Brossy Advisor to the Compensation Committee
•Expert advice, research analytics, including peer group composition, trends and comparative practices, encompassing an annual competitive assessment in executive compensation program design and non-employee director compensation.
•Commentary and/or recommendations as to the foregoing.
•Participation in Compensation Committee meetings.

Management

Senior Vice President, Chief Human Resources Officer and Total Rewards Management Team
•Proposals for executive employment arrangements, including with respect to compensation and benefits design and pay levels.
•Reporting and advising on incentive risk assessments and Company culture, inclusion, and pay equity.
•Expert advice, research analytics, commentary and/or recommendations as to the foregoing.
•Participation in Compensation Committee meetings.

Chief Executive Officer and other Executives
•Overview of individual performance of direct reports.
•Recommendations as to compensation of direct reports.
•With respect to the CEO and General Counsel, participation in Compensation Committee meetings, as needed, except for determinations of their own compensation.

Compensation Peer Group
The Compensation Committee uses competitive market analysis as a factor in its decision-making process and reviews peer group data to inform its judgments regarding executive compensation. The Compensation Committee primarily considers executive compensation comparative data for our peer group companies to better understand trends and comparative practices, program design in the markets in which we compete for top talent, and competitive levels and mix of target compensation opportunities provided to our executives. Our peer group consists of companies that (i) operate in comparable industries with respect to our customer base and/or product offerings, including healthcare equipment and services, pharmaceuticals, biotechnology and life sciences; and (ii) in the aggregate, are generally comparable in size to the Company, as measured by revenue and market capitalization.
Each year, with the support of its independent compensation consultant, our Compensation Committee reviews the composition and appropriateness of our peer group, taking into account the size, performance and business focus of these companies relative to ours. The peer companies used to determine 2025 compensation levels are listed on the following page.

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Compensation Discussion & Analysis
2025 Peer Companies

Abbott Laboratories	Edwards Lifesciences Corporation	Quest Diagnostics Incorporated
Agilent Technologies, Inc.	GE HealthCare Technologies Inc.	Stryker Corporation
Baxter International Inc.	Hologic, Inc.	Thermo Fisher Scientific Inc.
Becton, Dickinson and Company	Intuitive Surgical, Inc.	Zimmer Biomet Holdings Inc.
Danaher Corporation	Medtronic plc

For the 2025 peer group, median revenue was approximately $15.93 billion for the trailing four quarters ended December 31, 2025 (or the latest reported trailing four quarters for peers with a non-year end fiscal year), and median market capitalization was approximately $52.4 billion as of December 31, 2025. The Company’s revenue was $20.07 billion for the year ended December 31, 2025, placing the Company at the 53rd percentile of the peer group. The Company’s market capitalization was approximately $141 billion as of December 31, 2025, placing the Company at the 71st percentile of the peer group.
In establishing 2025 pay levels for our NEOs, the Compensation Committee reviewed comparative pay information for the peer group through proxy research and survey data as reported in the Equilar, Radford and Willis Towers Watson surveys. Where peer group information was unavailable, the Compensation Committee reviewed industry-specific survey data which was calibrated to include companies comparable to our size and scope of each individual’s responsibilities. The Company considers market data without regard for any particular percentile positioning. This allows us to retain flexibility to make individual decisions that reflect both market and internal considerations, including those described below in Internal Pay Equity and Other Considerations.
Internal Pay Equity and Other Considerations
In addition to the competitive market analysis, the Compensation Committee considers a range of factors in formulating compensation decisions. These factors include:
•individual performance and contributions;
•the CEO’s recommendations for other executive officer compensation;
•internal pay equity;
•the primary elements of each executive officer’s TDC opportunity relative to other executive officers;
•the economic and retentive value of prior equity awards; and
•current and prior work experience, as well as future potential.
In considering internal pay equity, and the elements of an executive officer’s TDC opportunity compared to other executive officers, the Compensation Committee also considers CEO compensation relative to the other executive officers. The Compensation Committee strives to maintain an appropriate balance to motivate the Company’s executive team, retain key personnel in a highly competitive labor market and support a robust succession planning process. Differences between CEO and other NEO compensation reflect these considerations, as well as the Company’s organizational structure.
Performance Considerations
We utilize a continuous performance management (CPM) process to support individual development, facilitate performance discussions, and assess ongoing performance. Our CEO conducts regular CPM reviews for his direct reports, evaluates their performance results, and makes recommendations to our Compensation Committee for its consideration. Our Compensation Committee reviews and evaluates the CEO’s performance objectives and oversees the full Board’s evaluation of his performance against those objectives. For 2025, the overall performance of our executives, including our NEOs, continued to support a culture of high performance, integrity and accountability with clear expectations. These performance evaluations, together with the other considerations described in this section, influence the Compensation Committee’s decisions regarding executives’ base salaries, the individual performance component of their ABP awards, and, as an indicator of future performance potential, long-term equity incentive awards.

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Compensation Discussion & Analysis
Chief Executive Officer and Compensation Committee Judgment
We do not employ a purely formulaic approach to our executive compensation program. Target market guidelines and individual target TDC, financial and operational targets, individual performance objectives, and funding formulae are established in advance; however, other Company and individual performance factors and considerations may also be taken into account. As a result, the application of CEO and Compensation Committee judgment is an important factor in setting and determining executive compensation. For example, under the 2025 ABP, while the funding formula for the Applicable Distribution Percentage tied to Company-level financial metrics and the ESG modifier is established in advance, the Compensation Committee retains the ability to reduce the Applicable Distribution Percentage based on its assessment of the Company’s progress toward achieving quality objectives, which are critical to our commitment to delivering safe, effective, and high quality products to our customers and their patients.
Elements of 2025 Executive Compensation
Primary Elements of Total Direct Compensation
We compensate our executives primarily through TDC, namely in the form of base salary and short- and long-term incentives (the primary elements of TDC). The primary elements of TDC are heavily weighted towards variable, at-risk performance-based elements, which are reflected below and in the charts in the A Significant Portion of our NEOs’ 2025 Target TDC is At-Risk, Performance-Based Compensation section above.
The key features and objectives of the primary elements of our NEOs’ 2025 TDC are summarized in the table below.

TDC Elements	Key Features	Objectives

Base Salary	Fixed annual cash amount, paid at regular intervals	Attract and retain talented executives and provide stable source of income

Short-Term Incentives —Annual Bonus Plan Awards
At risk, performance-based annual cash incentive opportunity
•Funding of single company Applicable Distribution Percentage based on Company performance against three key financial metrics and ESG and Quality Modifiers
•Actual payout based on individual performance

Align executive compensation with our business strategy, quality, and profitability objectives
Focus and reward based on the achievement of important financial, operational, environmental, engagement and individual performance objectives

Long-Term Incentives —Equity Awards
At risk, performance-based equity incentive opportunity
Mix of opportunity composed of:
•25% target ONSG performance-based RSUs
•25% target rTSR performance-based RSUs
•25% stock options
•25% service-based RSUs

Focus talent/organization on important financial measures and long-term stockholder value
Reward based on:
•our ONSG measured against our financial plan performance for organic net sales
•our TSR relative to that of other S&P 500 Health Care Index companies
•our stock price and any subsequent increase

2026 Proxy Statement	59

Compensation Discussion & Analysis
Base Salary
In determining the 2025 base salaries of our NEOs (other than our CEO), the Compensation Committee considered the recommendations of our CEO, together with the general factors discussed above, including each executive’s overall performance ratings for the prior year. Salary increases approved in 2025 reflected individual performance and market considerations, including compensation levels for similarly situated executives within the Company’s peer group.
The 2025 base salaries (rounded to the nearest thousand) for our NEOs, as well as the percentage change from their 2024 base salaries, are set forth below:

Name	2024 Base Salary	2025 Base Salary	% Increase
Michael F. Mahoney	$1,400,000	$1,450,000	3.57%
Jonathan R. Monson(1)	—	$700,000	—
Vance R. Brown(1)	—	$665,000	—
Arthur C. Butcher	$715,000	$750,000	4.90%
Joseph M. Fitzgerald	$850,000	$900,000	5.88%
Daniel J. Brennan	$850,000	$880,000	3.53%
Jeffrey B. Mirviss	$685,000	$705,000	2.92%
(1)Messrs. Monson and Brown were not NEOs during 2024. As such, we are reporting data only for 2025, the fiscal year in which each was an NEO.
Short-Term Incentives
Our Compensation Committee annually reviews the design of our ABP and makes refinements, as appropriate, to help ensure continued alignment with our executive compensation strategy and core compensation program objectives. In finalizing the design for 2025, our Compensation Committee retained many of the provisions of our 2024 ABP, which was designed to reinforce our “pay-for-performance” strategy, align short-term incentives with key financial and operational measures and the long-term interests of our stockholders, and incentivize and reward individual performance.
In the 2025 ABP, we maintained Adjusted OIM as a financial metric to reinforce the Company’s continued focus on adjusted operating margin expansion and utilized an ESG modifier that can increase or decrease the company-wide Applicable Distribution Percentage, based on the Company’s progress towards ESG goals. The 2025 ABP also maintained a quality modifier, whereby the Compensation Committee retained discretion to reduce the Applicable Distribution Percentage based on its assessment of the Company’s performance against quality objectives.
In April 2025, upon the recommendation of the Compensation Committee, the Board approved an amendment to our 2025 ABP to adjust the composition of the ESG modifier. As amended, the ESG modifier reflects environmental and employee engagement metrics, and is referred to as our Corporate Sustainability goals in the Company’s 2026 annual bonus plan to reflect the focus of these metrics.

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Compensation Discussion & Analysis
Calculation of Awards Under the 2025 Annual Bonus Plan
The actual amount of an executive’s ABP award is ultimately determined as follows:

Annual Base Salary (as of December 31)	Target Annual Bonus (60% - 160% of Base Salary)	Applicable Distribution Percentage (0% - 150%)	Individual Performance Modifier (0% - 150%)	ABP Award (0% - 225% of Target Award Opportunity)
Applicable Distribution Percentage Based on Company Performance Against Financial Metrics and Modifiers
The 2025 ABP includes an Applicable Distribution Percentage that reflects a single Company-wide funding approach and represents the portion of each annual bonus award that is funded based on the Company’s performance against defined financial metrics. The Applicable Distribution Percentage funds the aggregate bonus pool by applying a range of 0% to 150% to the total target annual bonuses for all plan participants, depending on Company performance. In addition, the aggregate bonus pool includes a dynamic bonus pool of up to 10% of total target annual bonuses for all plan participants, which enables additional differentiation of individual performance through an Individual Performance Modifier. Consistent with prior years, the 2025 ABP maintains a maximum award opportunity of 225% of target for all participants.
The Applicable Distribution Percentage is determined by the Compensation Committee based on the Company’s performance measured against key financial metrics, thereby reinforcing the importance of the Company’s performance as a whole, which reflects the performance of each of our regions, businesses and functions. The Applicable Distribution Percentage may be further adjusted pursuant to ESG and quality modifiers, based on the Company’s performance towards ESG and quality goals. In the case of the ESG modifier, the distribution percentage may be increased or decreased based on performance towards employee engagement and environmental goals, and in the case of the quality modifier, the distribution percentage may be reduced based on the Compensation Committee’s assessment of the Company’s performance against quality objectives.
The Compensation Committee selected Adjusted Net Sales, Adjusted EPS and Adjusted OIM as the 2025 ABP financial metrics and set the performance targets as follows:
Company Financial Metrics

Adjusted Net Sales(1)	Adjusted EPS(1)	Adjusted OIM(1)
$19.027 billion	$2.80	27.6%
(1)Adjusted Net Sales, Adjusted EPS and Adjusted OIM are non-GAAP financial measures. Adjusted OIM was first added to the ABP in 2024. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures and insight into how these non-GAAP financial measures are considered by management, please see Annex A to this Proxy Statement.
Our Compensation Committee approved the funding scale for each of our Adjusted EPS, Adjusted Net Sales and Adjusted OIM financial metrics set forth in the table below.

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Compensation Discussion & Analysis

Financial Metrics: 100% Total Weight
Adjusted EPS / Adjusted Net Sales(1) (As a Percent of Target)	Adjusted OIM(1) (As a Percent of Target)	Applicable Distribution Percentage Funding Range (Unweighted)
104%+	103%+	135% to 155%
101% to <104%	101% to < 103%	115% to 135%
99% to <101%	100% to < 101%	85% to 115%
95% to <99%	99% to <100%	55% to 85%
90% to <95%	97% to < 99%	25% to 55%
<90%	< 97%	0%
Linear Interpolation between points.
Under our 2025 ABP, the financial metrics have the below weights in determining the Applicable Distribution Percentage. Our performance and the funding ranges based on performance against the target financial metrics, as well as the ESG and quality modifiers, were as follows:

Metric & Weighting	Target	Actual	Achievement	Funding Range (Unweighted)
Financial Metrics
Adjusted Net Sales(1) ($ billions)	$19.027	$19.931 (105% of Plan)	Above Target	135% - 155%
Adjusted EPS(1)	$2.80	$3.06 (109% of Plan)	Above Target	135% - 155%
Adjusted OIM(1)	27.6%	28% (101% of Plan)	Above Target	115% - 135%
Applicable Distribution Percentage				150%
ESG and Quality Modifiers(2) - Based on 2025 performance against goals, no modifications were applied
(1)Adjusted Net Sales (actual and target; amounts shown in billions), Adjusted EPS (actual and target) and Adjusted OIM (actual and target) are non-GAAP financial measures. Adjusted OIM was first added to the ABP in 2024. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures and insight into how these non-GAAP financial measures are considered by management, please see Annex A to this Proxy Statement.
(2)The ESG Modifier consists of employee engagement and environmental sustainability goals. Based on the average performance across all of the goals, an applicable modifier, either increasing or decreasing the total amount, is applied to the Applicable Distribution Percentage. The Quality Modifier consists of operational goals consistent with our quality system. Based on the Company’s performance against the quality objectives, the Compensation Committee has discretion to reduce the Applicable Distribution Percentage.
Based on Company performance against our financial and operational targets, the weighted range for 2025 ABP funding was 134.0% to 150.0%.
In accordance with the terms of the plan and after taking into consideration the Company’s overall performance, including the Company’s outstanding financial results in 2025, our CEO recommended, and our Compensation Committee approved, funding the 2025 Applicable Distribution Percentage at 150% and the dynamic bonus at 5%, which will be budgeted and allocated to bonus-eligible employees at all levels of the Company whose Individual Performance Modifier was above 100% due to their 2025 performance.

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Compensation Discussion & Analysis
Individual Target Award Opportunity
Each executive’s target award opportunity under the ABP is expressed as a percentage of his or her annual base salary and is determined based on the scope of the executive’s responsibilities. The following table shows target award opportunities in 2025 and 2024 for our NEOs. The target award opportunities for Messrs. Brennan, Brown, Butcher, Fitzgerald, Monson and Mirviss were based on the recommendations of our CEO, internal pay equity relative to our other executives, their impact, achievement and experience in their roles and external market data.

	Individual Target Award Opportunity (As a % of Annual Base Salary)
Name	2024	2025
Michael F. Mahoney	155%	160%
Jonathan R. Monson	—	80%
Vance R. Brown	—	75%
Arthur C. Butcher	85%	90%
Joseph M. Fitzgerald	90%	90%
Daniel J. Brennan	110%	110%
Jeffrey B. Mirviss	75%	75%
After year end, individual performance is considered pursuant to the CPM process described in the Performance Considerations section above. Based on the performance assessment rating under our annual CPM process, an Individual Performance Modifier from 0% to 150% is applied to an executive’s funded ABP award to determine the actual amount to be paid. Final payout for each executive may therefore range from 0% to 225% of target, as the product of the funded award under the Company-wide Applicable Distribution Percentage, ranging from 0% to 150% of target, and the Individual Performance Modifier, ranging from 0% to 150%. Our NEOs had certain performance objectives intended to support our strategic imperatives, as applicable to their roles, including (i) with respect to our NEOs who support corporate functions, those aimed at driving Company-level financial performance and operational objectives; and (ii) with respect to Messrs. Butcher, Fitzgerald and Mirviss who each support or supported a business or businesses, those aimed at supporting business-level financial and operational performance objectives. The individual performance objectives set forth below and on the following page represent factors that are considered by the Compensation Committee and our CEO in determining each NEO’s individual performance percentage. Further, no single factor is determinative or required to be considered.

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Compensation Discussion & Analysis

Named Executive Officer	Individual Performance
	Objectives	Assessment
Michael F. Mahoney
•Executing differentiated regional, business, and functional performance
•Strengthening category leadership, expanding into high-growth adjacencies, and advancing sales-enabling digital capabilities
•Driving global expansion
•Fueling growth through continued profitability improvement and disciplined capital deployment
•Developing and strengthening our culture, people capabilities, and leadership pipeline
•Advancing our ESG priorities

Notable accomplishments include: delivering strong and differentiated financial and operational performance in 2025; advancing innovation through key product launches, clinical milestones and continued investment in research and development; executing strategic business development and portfolio management activities to support the Company’s category leadership strategy; strengthening leadership depth, succession planning, and enterprise capabilities; and continuing to reinforce the Company’s values-based culture, advance digital and operational capabilities, and make progress towards ESG goals.

	Objectives	Assessment
Jonathan R. Monson
•Leading strong functional performance across the global finance organization
•Maintaining and further strengthening a best-in-class control environment
•Driving financial performance and advancing cost-savings initiatives
•Overseeing business development, capital deployment, and strategic transactions
•Strengthening relationships with investors and analysts
•Sustaining high employee engagement, continuing to advance an inclusive culture and developing key talent to support leadership continuity

Notable accomplishments include: achieving outstanding financial results that exceeded goals in 2025; successfully executing significant business development, capital market and venture capital transactions; delivering effective enterprise risk management strategy and maintaining the Company’s strong relationships with investors and analysts; and promoting strong employee engagement, talent development and culture within the global finance organization and the Company as a whole.

	Objectives	Assessment
Vance R. Brown
•Leading strong functional performance across the legal and global compliance organization
•Maintaining a strong global compliance and risk management framework
•Supporting strategic business development and transactional activities
•Managing legal, regulatory and policy matters to support sustainable growth
•Strengthening organizational capabilities and operational effectiveness, developing key talent, and reinforcing a values-based culture across the legal and global compliance organization

Notable accomplishments include: delivering strong functional performance across the legal and global compliance organization; maintaining a robust global compliance and risk management framework while effectively managing legal, regulatory and policy matters to support the Company’s strategic and operational objectives; providing effective support for strategic business development and transactional activities; strengthening organizational capabilities and operational effectiveness; and developing key legal and global compliance talent while reinforcing a values-based culture across the global legal and compliance organization.

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Compensation Discussion & Analysis

Named Executive Officer	Individual Performance
	Objectives	Assessment
Arthur C. Butcher
•Driving strong business performance across the MedSurg businesses and the Asia Pacific region
•Advancing key product development and innovation milestones
•Effectively executing priority product launches
•Delivering increased value through Sales Enablement and Marketing centers of excellence
•Strengthening organizational capabilities and developing key talent

Notable accomplishments include: delivering strong financial and operational results; advancing key product development and innovation milestones and executing priority product launches; supporting strategic business development and investment activities; providing effective leadership of the Company’s sales enablement, market access and corporate marketing organizations; and strengthening organizational capabilities, talent development and employee engagement within his leadership remit.

	Objectives	Assessment
Joseph M. Fitzgerald
•Driving strong business performance across the Cardiovascular group
•Advancing key product development and innovation milestones
•Effectively executing priority product launches and commercialization activities
•Strengthening organizational capabilities and developing key talent

Notable accomplishments include: achieving outstanding financial and operational results; advancing key regulatory, clinical and commercial milestones and effectively executing product launches, including continued momentum in the Farapulse franchise and expansion of concomitant procedure adoption; supporting global expansion across key regions; executing strategic business development and investment activities; and continuing to advance digital innovation, foster employee engagement and a strong Company culture, and strengthen leadership depth and succession capabilities.

	Objectives	Assessment
Daniel J. Brennan
•Driving strong functional performance
•Maintaining a best-in-class control environment
•Delivering financial goals and executing cost-savings initiatives
•Overseeing business development initiatives and supporting strategic transactions
•Maintaining strong relationships with investors and analysts
•Sustaining high employee engagement, continuing to advance an inclusive culture, and developing key talent in support of leadership continuity

Notable accomplishments include: achieving outstanding financial results that exceeded goals in 2025; successfully executing significant business development, capital market and venture capital transactions; delivering effective enterprise risk management strategy and maintained the Company’s strong relationships with investors and analysts; and promoting strong employee engagement, talent development and culture within the global finance organization and the Company as a whole. Provided guidance and support to ensure successful transition to new CFO during 2025.

	Objectives	Assessment
Jeffrey B. Mirviss
•Driving strong business performance across the Peripheral Interventions business
•Advancing key product development and innovation milestones
•Effectively executing priority product launches and commercialization activities
•Leading Government Affairs and certain regional organizations
•Strengthening organizational capabilities and developing key talent

Notable accomplishments include: delivering strong financial and operational performance; advancing key regulatory, clinical, and commercial milestones and effectively executing product launches; successfully integrating business development and portfolio activities within the Peripheral Interventions business; fostering strong employee engagement and an inclusive environment; strengthening leadership depth and succession within Peripheral Interventions; and providing continued effective oversight of the Company’s Latin America, Canada and Government Affairs teams.

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Compensation Discussion & Analysis
2025 Annual Bonus Plan Awards Earned by Our NEOs

Name	Annual Base Salary (as of FY End)(1)	Target Annual Award As a % of Annual Base Salary	2025 Target Award(1)	Applicable Distribution Percentage	Individual Performance Modifier	2025 Actual ABP Award(1)		Actual Annual Award as % of Target
Michael F. Mahoney	$1,450,000	160%	$2,320,000	150%	115%	$4,002,000		173%
Jonathan R. Monson	$700,000	80%	$560,000	150%	100%	$840,000		150%
Vance R. Brown	$665,000	75%	$499,000	150%	120%	$898,000		180%
Arthur C. Butcher	$750,000	90%	$675,000	150%	100%	$1,013,000		150%
Joseph M. Fitzgerald	$900,000	90%	$810,000	150%	120%	$1,458,000		180%
Daniel J. Brennan	$880,000	110%	$968,000	150%	100%	$1,098,000	(2)	113%
Jeffrey B. Mirviss	$705,000	75%	$529,000	150%	100%	$793,000		150%
(1)The annual base salary and 2025 Target and ABP awards are rounded to the nearest thousand.
(2)The amount reflects a prorated annual bonus, representing 75.62% of the full-year opportunity, based on service through Mr. Brennan’s retirement effective October 3, 2025.
Long-Term Incentives
Our Compensation Committee annually reviews the design of our Long-Term Incentive Program (LTI Program) to help ensure that it continues to support our executive compensation strategy and core compensation program objectives. In designing the 2025 LTI Program, the Compensation Committee retained the same mix of equity award opportunities as under the prior LTI Program, which are intended to reinforce “pay-for-performance” and align executive compensation with important Company financial measures and the long-term interests of our stockholders. The key features and objectives of our 2025 equity vehicles are summarized in the table below.

Performance-Based RSUs (50% of total mix) 50% ONSG; 50% rTSR

Performance-based RSUs are intended to complement the performance orientation of our other equity vehicles, which are linked to the appreciation of our share price, and to further align the interests of our executives and stockholders. This alignment is achieved by tying vesting opportunities to the attainment of performance goals that serve as leading indicators of our financial health and our ability to create long-term stockholder value. Both the ONSG PSP and rTSR PSP have a three-year performance period and are designed to reinforce pay-for-performance by incentivizing the achievement of key long-term business performance objectives critical to the Company’s success.

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Compensation Discussion & Analysis
The Compensation Committee continues to view ONSG and rTSR as appropriate measures of long-term success, as they support innovation, strong capital discipline, sustainable value creation, alignment with stockholder interests, and a pay-for-performance orientation.

ONSG RSUs(1)
ONSG performance-based RSUs align our executive compensation program with the interests of our stockholders by linking payouts to the achievement of a key financial objective measured against our internal financial plan. Performance is measured over a three-year period, with earned shares ranging between 0% and 200% of target based on actual organic net sales growth relative to planned organic net sales growth. ONSG performance-based RSUs generally vest at the end of the three-year performance period subject to satisfaction of both performance and continued service requirements.
For 2025 ONSG RSUs, the performance schedule was as follows:

•Threshold payout: Participants earn 50% of target ONSG performance-based RSUs if actual organic net sales growth achieves 62% of plan.
•Target threshold: Participants earn 100% of target (target payout).
•Below threshold/maximum payout: No shares are earned for performance below 62% of plan, and 200% of target shares are earned for performance at or above 138% of plan.
•Interpolation: Payouts between threshold and maximum are determined by straight-line interpolation based on actual performance relative to plan.
Performance	Payout (% of Target)
>138% of plan	200%
100% of the plan	100%
62% of plan	50%
<62% of plan	0%

rTSR RSUs(1)
rTSR performance-based RSUs align our executive compensation program with the interests of our stockholders by measuring total shareholder return relative to the S&P 500 Health Care Index, which includes a majority of our peer companies. This design encourages executives to think like stockholders and make long-term, value-creating decisions. Performance is measured over a three-year period, with earned shares ranging from 0% and 200% of target based on actual rTSR performance. rTSR performance-based RSUs generally vest at the end of the three-year performance period, subject to the satisfaction of both performance and continued service requirements.
For 2025 rTSR RSUs, the performance schedule was as follows:

•Threshold payout: Participants earn 30% of target rTSR performance-based RSUs for performance at the 25th percentile of the S&P 500 Health Care Index (threshold payout).
•Target payout: Participants earn 100% of target rTSR performance-based RSUs for performance at the 55th percentile of the S&P 500 Health Care Index (target payout).
•Below threshold/maximum payout: No shares are earned for performance at or below the 25th percentile, and 200% of target shares are earned for performance at or above the 75th percentile.
•Interpolation: Payouts between threshold and maximum are determined by straight-line interpolation based on actual performance relative to plan.

Performance	Payout (% of Target)
>75th percentile	200%
55th percentile	100%
25th percentile	30%
<25th percentile	0%

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Compensation Discussion & Analysis

Service-Vesting Equity Vehicles (50% of total mix)(1) 50% Service-Based RSUs; 50% Non-Qualified Stock Options

Service-Based RSUs
Service-based RSUs reinforce pay-for-performance by linking the ultimate value of the award to the Company’s stock-price performance, while the vesting period serves as a retention mechanism and encourages executives to maintain a long-term share ownership perspective.
•Time-based vesting: Vests in four equal annual installments, subject to continued service.
•Stockholder alignment: Provides executive ownership and directly aligns value with changes in our stock price.

Non-Qualified Stock Options
Non-qualified stock options provide executives with the right to purchase shares of our common stock at an exercise price equal to the stock price on the date of grant. As a result, executives realize value only to the extent our stock price appreciates following the grant date, directly aligning compensation outcomes with long-term stockholder value creation.
•Time based vesting: Vests in four equal annual installments, subject to continued service.
•Pay-for-performance: Provides value only if our stock price increases above the grant-date exercise price
•Exercise Period: Exercisable from the vest date through the tenth anniversary of the grant date

(1)We do not pay dividends on stock options, unvested Company performance-based RSUs or unvested Company service-based RSUs.
For further discussion of the performance share programs for our Company performance-based RSUs and the equity awards granted pursuant to our long-term incentive plans, please see Narrative Disclosures to Summary Compensation Table and Grants of Plan-Based Awards Table on page 80 and Annex A to this Proxy Statement.
2025 Long-Term Incentive Awards for Our NEOs
In February 2025, our Compensation Committee approved long-term equity incentive awards for our NEOs based on target values as shown in the table below. In approving these awards, the Compensation Committee considered a range of external market data and internal factors, including equity performance, and future growth potential, and separately evaluated internal pay equity between the CEO and the other NEOs in light of competitive market data and the Company’s organizational structure.

Name	Target ONSG Performance- Based RSUs(1)	Target rTSR Performance- Based RSUs(1)	Stock Options(1)	Service-Based RSUs(1)	Total Long-Term Incentive Award Target Value(2)
Michael F. Mahoney	35,330	35,330	90,915	35,330	$15,000,000
Jonathan R. Monson(3)	—	—	—	—	—
Vance R. Brown	4,475	4,475	11,515	4,475	$1,900,000
Arthur C. Butcher	8,950	8,950	23,031	8,950	$3,800,000
Joseph M. Fitzgerald	11,188	11,188	28,789	11,188	$4,750,000
Daniel J. Brennan(4)	8,950	8,950	23,031	8,950	$3,800,000
Jeffrey B. Mirviss	5,181	5,181	13,334	5,181	$2,200,000
(1)Our NEOs’ 2025 long-term incentive awards were granted on February 13, 2025. The stock options have an exercise price of $106.14 per share, the closing price of our common stock on the date of grant.
(2)Total Long-Term Incentive Award Target Value is rounded to the nearest thousand.
(3)Mr. Monson was not an executive officer at the time of the Company’s fiscal 2025 annual long-term incentive grant for executive officers and therefore did not participate in the LTI Program. Equity awards granted to Mr. Monson in 2025, including annual equity awards in the ordinary course for employees and awards granted in connection with his promotion to EVP and CFO, are described in the Grants of Plan-Based Awards Table beginning on page 79. Going forward, long-term incentive compensation grants for Mr. Monson will be evaluated annually in the normal course by the Compensation Committee, consistent with the Company’s LTI Program for its executive officers.
(4)Mr. Brennan retired from the Company effective October 3, 2025. All equity awards granted to Mr. Brennan in fiscal year 2025 were forfeited in accordance with the applicable plan and award agreements, and no portion of such awards vested.

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Compensation Discussion & Analysis
The number of ONSG and rTSR performance-based RSUs and service-based RSUs was calculated by dividing the target grant-date dollar value of each award by the closing price of our common stock on the date of grant. The number of stock options was determined by dividing the target grant-date dollar value of the award by the grant-date fair value of the option, as determined in accordance with FASB ASC Topic 718 Stock Compensation, as described in the footnotes to the Summary Compensation Table on page 76.
Company Performance-Based RSUs — Results for Performance Period ended
December 31, 2025
In February 2026, the Compensation Committee certified performance and approved the resulting payouts under the Company’s 2023 rTSR PSP and 2023 ONSG PSP, as reflected in the table below. Consistent with the Company’s pay-for-performance philosophy, 200% of target shares were awarded under both the 2023 rTSR PSP and 2023 ONSG PSP, based on performance over the three-year period ended December 31, 2025.(1)

Grant Year	Performance Metric	Achievement	NEO	RSUs Earned based on Achievement of Performance (#)

2023	rTSR Percentile Performance Rank for the three-year period ended December 31, 2025	95th percentile rank relative to other companies in the S&P 500 Health Care Index 200% of target rTSR performance-based RSUs earned	Michael F. Mahoney	132,190
			Vance R. Brown	14,804
			Arthur C. Butcher	25,380
			Joseph M. Fitzgerald	34,898
			Daniel J. Brennan(2)	32,106
			Jeffrey B. Mirviss	22,208

2023	ONSG	14.8% Average ONSG 2023 - 2025, which exceeded target and maximum goals in internal financial plan 200% of target ONSG performance-based RSUs earned	Michael F. Mahoney	132,190
			Vance R. Brown	14,804
			Arthur C. Butcher	25,380
			Joseph M. Fitzgerald	34,898
			Daniel J. Brennan(2)	32,106
			Jeffrey B. Mirviss	22,208

(1)Mr. Monson is not included in this table as he was not an executive officer in 2023.
(2)Performance-based RSUs earned by Mr. Brennan were pro-rated due to his retirement effective October 3, 2025.
Primary Elements of Indirect Executive Compensation
We also provide our executives, including our NEOs, with indirect compensation, primarily in the form of benefits and limited perquisites. Generally, our benefits and perquisites are designed to be competitive relative to those offered by our peer group companies. The primary elements of, and objectives for, our NEOs’ 2025 indirect compensation are summarized below.
General Employee Benefits
We provide employee benefits to eligible employees, including our NEOs, to promote personal health and well-being and to provide certain financial security and protection upon retirement or in the event of death, disability or illness. We also offer an Employee Stock Purchase Plan to all eligible employees, including our NEOs, pursuant to which employees may purchase shares of our common stock at a 15% discount to the market price. As U.S.-based employees, our NEOs are eligible to participate in the Company’s U.S. employee benefits program, which includes the following key elements that are generally the same as those provided to our other U.S. salaried employees:
•health and welfare benefits, with a choice between a preferred provider model or a high-deductible plan with a Health Savings Account (executives share costs within a range of approximately 18% to 32% depending upon the plan and coverage selected);

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Compensation Discussion & Analysis
•Company-paid term life insurance policies that provide a benefit equal to base salary, with a minimum benefit of $50,000 and a maximum benefit of up to $1.5 million, payable upon death; and
•a qualified 401(k) retirement plan, which includes an option to invest in a Company Stock Fund, with a Company match of up to 6% of eligible salary up to $350,000 in 2025 resulting in a maximum possible match of $21,000.
Perquisites
In addition, our executive officers may participate in an annual executive level physical examination program designed to support the proactive management of executive health. In approving this program, the Compensation Committee considered the overall cost of the program (estimated to be less than $10,000 per participant) and the importance of good health to an executive’s ability to focus on the short and long-term needs and objectives of the Company.
We also provide a financial planning perquisite to our executive officers, including our NEOs. This program offers financial counseling and planning, investment and retirement management, insurance planning and income tax planning and preparation services through a single service provider for U.S.-based executive officers. Executive officers based outside of the U.S. will be eligible for reimbursement for financial planning. In approving this program, the Compensation Committee considered the overall cost of the benefit, its prevalence in the market and the benefit to the Company of reducing potential distraction associated with complex personal financial matters.
In 2025, the Company also implemented certain security-related benefits for our executive officers, including our NEOs, and other employees identified to be at elevated risk due to their roles. These benefits are limited in scope and designed to align with evolving security considerations . In approving these security-related benefits, the Compensation Committee considered the Company’s overall security risk profile and the importance of safeguarding personnel and protecting the Company’s assets, operations and reputation.
Company-paid financial planning fees, Company-paid term life insurance premium amounts (and related imputed income), Company matches of 401(k) Plan contributions for our NEOs, Company-paid executive level annual physical examination costs, and certain other reimbursements in 2025 are reported in the footnotes to the Summary Compensation Table on page 76.
Deferred Compensation Programs
We maintain a Deferred Bonus Plan for certain of our management, including our NEOs, in order to provide them with the opportunity to defer up to 75% of their annual award under our ABP until the earlier of termination of employment or an elected distribution date. For additional discussion of the Deferred Bonus Plan, please see the narrative in the Nonqualified Deferred Compensation section on page 90.
Relocation Program
We provide tiered relocation benefits under our relocation program to eligible employees, including our NEOs, whom we request to move in connection with their current position or a promotion, as well as to eligible new hires required to relocate in connection with accepting a position with the Company. The objectives of our relocation program are to support the attraction and redeployment of top talent. We provide income tax “gross-ups” only on applicable relocation benefits, which we believe are integral to the Company’s ability to attract and retain employees whose skill or experience support the Company’s competitive position. Participants are generally required to enter into a reimbursement agreement pursuant to which they must repay relocation expenses incurred by the Company if they voluntarily terminate their employment or are terminated for cause at a rate of 100% for termination within one year of the date on which payments were first made and 50% for termination after one year but within two years of that date. Relocation expenses and related tax gross-ups for any of our NEOs in 2025 are included in the footnotes to the Summary Compensation Table on page 76.

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Compensation Discussion & Analysis
Personal Use of Corporate Aircraft
In 2025, after consideration of evolving security and travel considerations for senior executives, the Compensation Committee approved an increase in Mr. Mahoney’s annual personal use allocation for the Company’s corporate aircraft to $225,000 per year in aggregate incremental cost to the Company. In connection with this review, the Compensation Committee considered input from its independent compensation consultant, Semler Brossy, including an assessment of market practice. The Board reviews this allocation regularly to determine whether it remains an appropriate amount for the CEO’s personal use of corporate aircraft. Our other executives are permitted limited personal use of our corporate aircraft with prior approval. These executives are personally taxed on their personal use of our corporate aircraft, and we do not provide them with income tax gross-up payments. The aggregate incremental cost to the Company (and disallowed tax deductions of the Company) for our NEOs’ personal use of our corporate aircraft in 2025 is included in the footnotes to the Summary Compensation Table on page 76.
Our Post-Employment and Change in Control Arrangements
None of our NEOs has an employment agreement with the Company. However, we provide post-employment and change in control payments and benefits to our executives under certain circumstances. We believe that offering our executives these payments and benefits facilitates the operation of our business, allows them to better focus their time, attention and capabilities on our business and assists the Company in recruiting and retaining key executives. The primary elements of and objectives for our NEOs’ 2025 post-employment and change in control agreements are summarized below.
Executive Retirement Plan
Our executives are eligible to participate in our defined benefit Executive Retirement Plan. For further discussion of our defined benefit Executive Retirement Plan, please see Defined Benefit Retirement Plan on page 89.
Severance Plans
We maintain severance plans for eligible employees, including our NEOs, under which participants are entitled to receive certain severance payments, subsidized COBRA health benefits and dental benefits for specified periods of time following certain qualifying terminations of employment. For further discussion of our severance plans applicable to our NEOs, please see Potential Payments Upon Termination or Change in Control — Severance Plans on page 94.
Change in Control Agreements
We have entered into change in control agreements with our executives, including our NEOs, and certain other key employees (Change in Control Agreements). The possibility of a change in control and the uncertainty it may create regarding continued employment following such an event may result in executive departure or distraction. The objective of our Change in Control Agreements is to promote retention and encourage the continued attention and dedication of our executives during a potentially critical period, even if they have concerns their position may be eliminated following or in connection with a change in control. Our Change in Control Agreements require both a change in control and a qualifying termination without cause or resignation for good reason within two years after the change in control event, commonly referred to as a “double-trigger,” for cash payments to be made and for vesting of equity awards to be accelerated where the surviving or acquiring entity substitutes or assumes outstanding equity awards.
For further discussion of our Change in Control Agreements, and other plans and arrangements under which a change in control and/or termination of employment triggers payments or benefits and potential payments to our NEOs under the foregoing, please see the narrative and tables in Potential Payments Upon Termination or Change in Control — Change in Control Agreements beginning on page 92.

2026 Proxy Statement	71

Compensation Discussion & Analysis
Clawback Policies
Our Compensation Committee adopted, effective November 17, 2023, the Boston Scientific Dodd-Frank Clawback Policy (the "Dodd-Frank Clawback Policy") to comply with final rules required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and the SEC, and the applicable NYSE listing standards. The Dodd-Frank Clawback Policy provides for the mandatory recoupment of erroneously awarded incentive-based compensation in the event of an accounting restatement. In such an event, the Company would seek to recover the amount of erroneously awarded incentive-based compensation paid to applicable executives that was in excess of the amount that would have been awarded based on the restated financial results, subject to and in accordance with the terms of the policy and applicable law.
Our Compensation Committee has also adopted policies, separate from and in addition to the Dodd-Frank Clawback Policy, regarding the recovery of short-and long-term incentive compensation awards paid or granted to an executive in the event of executive misconduct or gross dereliction of duty that resulted in a material violation of Company policy and caused significant harm to the Company. In such an event, and to the extent permitted by applicable law, the Company may seek reimbursement of all or a portion of cash incentive compensation awards paid within a certain time period and/or recovery of all or a portion of equity incentive awards granted to such executive over which the Company retains control, whether subject to time or performance-based vesting conditions, subject to and in accordance with the terms of the policy.
For a discussion of other recovery and forfeiture provisions relating to incentive compensation awards and other benefits provided to our executives, please see Relocation Program above, Narrative Disclosures to the Summary Compensation Table and Grants of Plan-Based Awards Table and Defined Benefit Retirement Plan on pages 70, 80 and 89, respectively.
Executive Stock Ownership Guidelines
Our executives are required to have a significant personal investment in the Company through their ownership of shares of our common stock. Our Board has set stock ownership guidelines for executives, including our NEOs, as a number of shares of Company stock equal in value to at least the following amounts:
•CEO: six times annual base salary; and
•All other executives: three times annual base salary.
Executives are required to comply with the guidelines at all times. However, if at any time an executive’s ownership does not meet or exceed the applicable guideline, the executive is expected to retain ownership of at least 50% of net shares received upon each vesting of an equity award or exercise of a stock option until the guideline is met or exceeded. For purposes of determining compliance with the guidelines, shares owned outright and shares held in company benefit plans are included in the aggregate number of shares held by an executive. Unvested equity award shares (including service-based RSUs and performance-based RSUs), unvested stock options and the intrinsic value of vested “in the money” stock options are not included. The Nominating and Governance Committee monitors compliance with these guidelines on an annual basis. As of the date of this Proxy Statement, our CEO and all other NEOs were in compliance with these guidelines.
Tax Considerations
The Company does not provide tax gross-ups for our executives, except for relocation benefits because the benefit generally applies to all employees eligible to receive relocation benefits, including our executives, and the Compensation Committee believes it is integral to the Company’s ability to attract and redeploy employees whose skill or experience support the Company’s competitive position.

72	2026 Proxy Statement

Compensation Discussion & Analysis
Accounting Considerations
The Company accounts for stock-based compensation in accordance with FASB ASC Topic 718, Stock Compensation, which requires the Company to recognize compensation expense for share-based payments (including stock options and other forms of equity compensation). FASB ASC Topic 718 is taken into account by the Compensation Committee in determining to use a portfolio approach to equity grants, awarding both stock options and restricted stock awards.
Equity Award Grant Policy and Practices
Under our Equity Award Grant Policy, grants of equity awards to our executives are approved and effective as follows:
•Annual equity awards (if any) for our employees, including our executives, are generally approved by our Compensation Committee at a regularly scheduled meeting, which occurs after the public release of year-end earnings. Such awards are effective on the date of approval or, for administrative reasons, shortly thereafter;
•New hire, promotion, retention and other special or ad hoc awards for our executive officers are generally approved by our Compensation Committee. New hire or promotion awards for executive officers are effective on the first trading day of the month following both the date of hire or promotion and the date of approval. Retention and other special or ad hoc awards for our executive officers are effective on the first trading day of the month following approval;
•Stock options are granted with an exercise price equal to the closing price of our common stock on the date of grant; and
•Prior to approving any equity awards, including stock options, our Compensation Committee may consider the possible impact of any material nonpublic information on the value of such equity awards; our Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information, and the Company does not time the release of material nonpublic information based on equity award grant dates.
Insider Trading Policy
The Company has an insider trading policy (“Stock Trading Policy”), which governs the purchase, sale and other dispositions of Company securities by our directors, officers, employees and contractors. The Stock Trading Policy is designed to facilitate compliance with insider trading laws, rules and regulations and applicable listing standards. Our policy designates certain regular periods, dictated by the release of financial results, in which trading is restricted for individuals in information-sensitive positions, including directors and executive officers. In addition, from time to time additional trading restrictions may be imposed in light of material pending developments. Our directors and executive committee members, including our NEOs, are further required to seek pre-clearance for any transactions from our General Counsel. The full text of the Stock Trading Policy is filed as Exhibit 19 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. In addition, with regard to the Company transacting in its own securities, it is the Company’s policy to comply with the federal securities laws and applicable exchange listing requirements.
Prohibition on Pledging and Hedging the Economic Value of Our Common Stock
Our executives, including our NEOs, and directors are prohibited from speculating in the Company’s securities, engaging in transactions designed to “hedge” the value of our common stock, or pledging their common stock as collateral for a loan. Examples of hedging and pledging transactions specifically covered by the policy include zero-cost collars and forward sale contracts, and use of stock as margin to secure borrowings, respectively. None of our executives or directors is engaged in hedging or pledging arrangements related to the Company’s securities.

2026 Proxy Statement	73

Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis section contained in this Proxy Statement with management and based on such review and discussions, the Compensation Committee has recommended to our Board that the Compensation Discussion & Analysis section be included in this Proxy Statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
This Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company with the SEC, except to the extent that the Company specifically incorporates this Report by reference into another filing of the Company.
THE COMPENSATION COMMITTEE*
Ellen M. Zane, Chair
David C. Habiger
Jessica L. Mega
Cheryl Pegus
Christophe P. Weber

*Christophe P. Weber was appointed to the Compensation Committee on February 23, 2026, and did not participate in the decisions described in the Compensation, Discussion and Analysis prior to such date.

74	2026 Proxy Statement

Risk Assessment of Our
Compensation Programs
With the assistance of the senior members of our Global Compensation and Benefits organization, certain senior executive officers, and the Compensation Committee’s independent compensation consultant, Semler Brossy, in February 2026 the Compensation Committee performed a risk assessment of our compensation programs and policies to evaluate whether their design or operation creates any undesired or unintentional risks of a material nature.
Our risk assessment included two work streams.The first focused on enterprise risk and evaluated the nature and magnitude of risks across the Company’s business areas to assess whether our compensation programs may mitigate or exacerbate those risks. The second focused on compensation design risk and, based on work conducted by management and reviewed by Semler Brossy, examined potential risks arising from the design of our performance-based incentive compensation arrangements. As part of the compensation design risk assessment, the Compensation Committee considered, among other factors, the mix of fixed and variable compensation; the balance of short- and long-term incentives; the mix of long-term equity vehicles; the selection and weighting of performance metrics; measurement periods and payout timing; the use of discretion and caps on short-term incentives; award size, vesting schedules and performance and other terms of long-term equity incentives; and other incentive opportunities and their features. The assessment also considered our incentive compensation recovery policies, including under our Dodd-Frank Clawback Policy and discretionary clawback policies, executive stock ownership guidelines, and prohibitions on hedging and pledging.
Finally, the Compensation Committee evaluated the results of the enterprise risk and compensation design risk assessments on a combined basis and on a business area-by-business area basis. Following this review and a discussion with management, the Compensation Committee concluded that it continues to believe that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

2026 Proxy Statement	75

Executive Compensation
Summary Compensation Table
The table below summarizes the total compensation for each of our NEOs for the years ended December 31, 2025, 2024 and 2023. For a narrative description of material factors helpful to understand the information disclosed in the table below for 2025, please see the Compensation Discussion & Analysis section of this Proxy Statement and the narrative to this table.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)(7)
Michael F. Mahoney	2025	1,442,603	13,608,056	3,749,980	4,002,001	441,611	287,799	23,532,050
Chairman of the Board, President and Chief Executive Officer	2024	1,400,000	12,229,998	3,562,493	3,743,250	291,666	193,394	21,420,801
	2023	1,400,000	10,472,753	3,124,984	3,244,150	291,667	190,181	18,723,735

Jonathan R. Monson	2025	591,848	1,624,898	1,170,504	840,000	1,817,976	38,453	6,083,679
Executive Vice President and Chief Financial Officer

Vance R. Brown	2025	659,086	1,723,636	474,960	897,751	119,925	45,286	3,920,644
Senior Vice President, General Counsel and Corporate Secretary

Arthur C. Butcher	2025	744,822	3,447,272	949,962	1,012,501	160,495	219,667	6,534,719
Executive Vice President and Group President, MedSurg and Asia Pacific	2024	708,884	2,402,895	699,995	957,206	205,431	39,036	5,013,447
	2023	672,077	2,010,731	599,998	756,872	171,680	44,806	4,256,164

Joseph M. Fitzgerald	2025	892,604	4,309,282	1,187,463	1,458,001	149,990	45,657	8,042,997
Executive Vice President and Group President, Cardiovascular	2024	842,360	3,089,627	899,991	1,319,632	149,877	34,317	6,335,804
	2023	793,560	2,764,794	825,000	1,016,657	165,136	27,372	5,592,519

Daniel J. Brennan (8)	2025	660,990	3,447,272	949,962	1,098,004	89,930	36,738	6,282,896
Former Executive Vice President and Chief Financial Officer	2024	843,146	3,261,199	949,983	1,472,667	134,862	25,148	6,687,005
	2023	801,528	2,764,794	825,000	1,323,938	90,210	23,677	5,829,147

Jeffrey B. Mirviss	2025	702,042	1,995,566	549,989	793,126	59,998	59,238	4,159,959
Executive Vice President and President, Peripheral Interventions	2024	680,411	1,887,957	549,993	770,627	89,996	48,092	4,027,076
	2023	652,646	1,759,429	524,992	734,422	60,008	51,498	3,782,995

(1)The amounts in this column for 2025 reflect an amount calculated by prorating the 2024 base salary in February when the salaries changed. These figures differ from those in the Compensation Discussion & Analysis for the applicable year, which lists amounts approved by the Compensation Committee for 2025.
(2)The amounts included in the “Stock Awards” column represent the aggregate grant date fair value of all service-based and performance-based RSUs granted in 2023, 2024 and 2025 under our 2011 LTIP, as effective on the respective dates of grant. These values have been determined in accordance with FASB ASC Topic 718.
The attainment of the performance metric for performance-based RSUs awarded to our NEOs in 2025 is based on either (i) the TSR of our common stock relative to the TSR of the common stock of the other companies in the S&P 500 Health Care Index over a three-year performance and service period or (ii) our ONSG over a three-year performance and service period, comparing actual ONSG performance against the financial plan for the period beginning on January 1, 2025 and ending on December 31, 2027. For additional information with respect to these performance-based RSUs, including the vesting schedule thereof, please

76	2026 Proxy Statement

Executive Compensation
see 2025 Relative Total Shareholder Return Performance Share Program and 2025 Organic Net Sales Growth Performance Share Program on pages 81 and 82, respectively.
The grant date fair value of the 2025 rTSR performance-based RSUs was determined using a Monte Carlo simulation methodology, utilizing the following key assumptions:

Stock price on date of grant	$106.14
Risk-free rate	4.26%
Measurement period (in years)	2.88
The rTSR performance metric for the 2025 rTSR performance-based RSUs is a market condition as defined under FASB ASC Topic 718. Because these awards do not have performance conditions as defined under FASB ASC Topic 718, such awards have no maximum grant date fair values that differ from the fair values presented in this Summary Compensation Table.
The grant date fair value of the 2025 ONSG performance-based RSUs was determined based on management’s evaluation of the Company’s financial plan for ONSG, assuming target achievement of the ONSG performance criteria and utilizing the closing price of our common stock on the date of grant. The fair value of the 2025 target ONSG performance-based RSUs at the grant date assuming achievement of the highest level of performance (as required to be disclosed by the SEC), which assumes ONSG for the period January 1, 2025 through December 31, 2025 (instead of through the end of the 2025 ONSG PSP performance period of December 31, 2027) at or above 138% of the financial plan, are as follows: $7,499,852 for Mr. Mahoney, $949,953 for Mr. Brown, $1,899,906 for Mr. Butcher, $2,374,989 for Mr. Fitzgerald, and 1,099,823 for Mr. Mirviss. Mr. Monson did not receive ONSG performance-based RSUs in 2025, and all equity awards, including performance-based RSUs, granted to Mr. Brennan in fiscal year 2025 were forfeited on his retirement from the Company effective October 3, 2025.
We value service-based RSUs based on the closing price of shares of our common stock on the date of grant.
For more information regarding the stock awards we granted in 2025, please see Grants of Plan-Based Awards Table on page 79. For a more detailed description of the assumptions used in determining grant date fair values of RSUs granted in 2025, please see Note K— Stock Incentive and Purchase Plans to our 2025 consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2025.
(3)The amounts included in the “Option Awards” column represent the aggregate grant date fair value of all stock options granted during each of 2023, 2024 and 2025 under our 2011 LTIP, on the date of grant. These values have been determined in accordance with FASB ASC Topic 718. For a more detailed description of the assumptions used in determining grant date fair values of stock options granted in 2025, please see Note K — Stock Incentive and Purchase Plans to our 2025 consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2025. For more information regarding the stock option awards we granted in 2025, please see Grants of Plan-Based Awards Table on page 79.
(4)Amounts in the “Non-Equity Incentive Plan Compensation” column represent cash awards made under our Annual Bonus Plan to our NEOs paid in the following year. Such amounts may be deferred under the Deferred Bonus Plan.
For further information regarding the 2025 ABP Awards, please see Short-Term Incentives and Nonqualified Deferred Compensation on pages 60 and 90, respectively.
(5)The amounts shown in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column reflect the change in the actuarial present value of the accumulated benefit under our Executive Retirement Plan for each retirement plan measurement date used for financial statement reporting purposes with respect to the Company’s audited financial statements as compared to the prior retirement plan measurement date. Mr. Monson became eligible to participate in the Executive Retirement Plan as of January 1, 2025. As such the amount disclosed for him in this column reflects the full present value of the accumulated benefit under the plan.
Please see the narrative and related footnotes to the Defined Benefit Retirement Plan table on page 89 for more information regarding the accrued benefits for each NEO under this plan. No amount is included with respect to nonqualified deferred compensation earnings because there were no above-market or preferential earnings on nonqualified deferred compensation.

2026 Proxy Statement	77

Executive Compensation
(6)The amounts shown for 2025 in the “All Other Compensation” column are composed of the following components:

Name	Match (401(k) Plan) ($)(a)	Aircraft ($)(b)	Term Life Insurance ($)(c)	Financial Planning ($)(d)	Cybersecurity and Digital Monitoring ($)(e)	Overseas & Relocation Expenses (including related Tax Gross-ups) ($)(f)	Other ($)(g)	Total All Other Compensation ($)
Michael F. Mahoney	21,000	225,000	7,524	14,055	17,000		3,220	287,799
Jonathan R. Monson	21,000	—	1,454	4,650	5,449		5,900	38,453
Vance R. Brown	21,000	—	2,996	14,055	7,056		179	45,286
Arthur C. Butcher	21,000	—	3,582	11,240	7,848	169,614	6,383	219,667
Joseph M. Fitzgerald	21,000	—	6,664	11,108	6,171		714	45,657
Jeffrey B. Mirviss	21,000	—	5,165	14,055	8,034		10,984	59,238
Daniel J. Brennan	21,000	—	5,124	—	7,499		3,115	36,738
(a)Amounts in the “Match (401(k) Plan)” column represent matching contributions made by the Company for each NEO under our 401(k) Retirement Savings Plan. All individual and matching contributions to the 401(k) Retirement Savings Plan are fully vested upon contribution.
(b)Mr. Mahoney is permitted reasonable personal use of our corporate aircraft up to $225,000 per year in aggregate incremental cost to us, but he is not entitled to reimbursement by us for any taxes resulting from imputed income attributable to his personal use of the corporate aircraft. Mr. Mahoney’s spouse and/or other guests may accompany Mr. Mahoney on some flights, and any incremental costs associated with such guests are in included in Mr. Mahoney’s aggregate personal use amount. From time to time, we may permit family members of Executive Officers to accompany such officers on business travel aboard our corporate aircraft. In 2025, Mr. Fitzgerald was accompanied by two family members on a single business flight, which resulted in no incremental cost to the Company.
The amount reflected in the “Aircraft” column represents the aggregate incremental costs to us for personal use by Mr. Mahoney of our corporate aircraft, as well as any incremental costs associated with persons accompanying such officer on business travel. We calculate the incremental cost to us by dividing the total annual variable operating costs for the corporate aircraft by the number of in-flight hours during the year. The resulting dollar per hour amount is then multiplied by the number of hours flown for personal use by the executive officer during the year, including the “dead head” costs of flying the aircraft to and from locations for personal use. Our corporate aircraft are used predominantly for business travel. We do not include the fixed operating costs, such as pilot salary, general taxes and insurance, in the incremental cost calculation. The incremental cost does not include amounts attributable to the NEO for increased income taxes we incurred in 2025 as a result of disallowed deductions related to personal use under Internal Revenue Service rules. For 2025, the reflected amounts exclude $1,255,281 of disallowed corporate income tax deductions attributable to the personal use of the corporate aircraft during the year by Mr. Mahoney and $15,191 in disallowed corporate income tax deductions attributable to Mr. Fitzgerald’s family member use.
(c)Amounts in the “Term Life Insurance” column consist of imputed income for Company-paid term life insurance attributable to our NEOs.
(d)Amounts in the “Financial Planning” column reflect fees paid to a service provider for financial planning services which are available for our executive officers, including our NEOs. The program provides financial counseling and planning, investment and retirement management, insurance planning, and income tax planning and preparation services through a single service provider for U.S.-based executive officers. Executive officers located outside of the U.S. are eligible for reimbursement.
(e)Amounts in the "Cybersecurity and Digital Monitoring” column consist of the aggregate incremental cost to the Company of fees paid to a third-party service provider for cybersecurity and digital monitoring services, which are available to our executive officers, including our NEOs, and other employees identified to be at elevated risk due to their roles. Amounts may differ among executive officers based on eligibility and the period during which such services were provided during fiscal 2025. In the case of Mr. Mahoney, these services also include limited monitoring coverage for certain family members.
(f)Mr. Butcher has continued to receive benefits in connection with his prior overseas assignment in Singapore and relocation to the Company’s headquarters in Massachusetts in 2022. These benefits are valued on the basis of the aggregate incremental cost to the Company and reflect amounts accrued for payment or paid to the service provider or Mr. Butcher, as applicable. The amount in the “Overseas & Relocation Expenses (including related Tax Gross-ups)” column includes $87,606 in tax payments and tax-related services and $82,008 for tax gross-ups, each related to benefits received in 2025.
(g)Amounts in the “Other” column consist of the costs of miscellaneous gifts/prizes and annual physical examinations, where applicable.
(7)The sum of the components reported may not equal the total amount reported due to rounding.
(8)Mr. Brennan retired from the Company effective October 3, 2025. His annual incentive compensation for fiscal year 2025 was prorated based on service through his retirement date. In accordance with the applicable plan and award agreements, all equity awards granted to Mr. Brennan in fiscal year 2025 were forfeited upon his retirement, and no portion of such awards vested.

78	2026 Proxy Statement

Executive Compensation
Grants of Plan-Based Awards Table
The table below presents information regarding awards granted under the Company’s 2025 ABP and 2011 LTIP, including those pursuant to the Company’s 2025 Performance Share Programs, during the year ended December 31, 2025. For a description of material factors helpful for understanding the information in the table below, please see the Compensation Discussion & Analysis section of this Proxy Statement and the narrative to this table.

			Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Grant Date(3)	Date Approved	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Michael F. Mahoney			—	2,320,001	5,220,002
2/13/2025(6)		2/11/2025				10,599	35,330	70,660				6,108,203
2/13/2025(7)		2/11/2025				17,665	35,330	70,660				3,749,926
2/13/2025(8)		2/11/2025							35,330			3,749,926
2/13/2025(8)		2/11/2025								90,915	106.14	3,749,980
Jonathan R. Monson			—	560,000	1,260,000
2/13/2025(8)		2/11/2025							7,066			749,985
2/13/2025(8)		2/11/2025								7,165	106.14	295,535
7/1/2025 (9)		4/18/2025							8,350			874,913
7/1/2025 (9)		4/18/2025								22,173	104.78	874,969
Vance R. Brown			—	498,750	1,122,188
2/13/2025(6)		2/11/2025				1,342	4,475	8,950				773,684
2/13/2025(7)		2/11/2025				2,237	4,475	8,950				474,977
2/13/2025(8)		2/11/2025							4,475			474,977
2/13/2025(8)		2/11/2025								11,515	106.14	474,960
Arthur C. Butcher			—	675,000	1,518,750
2/13/2025(6)		2/11/2025				2,685	8,950	17,900				1,547,365
2/13/2025(7)		2/11/2025				4,475	8,950	17,900				949,953
2/13/2025(8)		2/11/2025							8,950			949,953
2/13/2025(8)		2/11/2025								23,031	106.14	949,962
Joseph M. Fitzgerald			—	810,001	1,822,502
2/13/2025(6)		2/11/2025				3,356	11,188	22,376				1,934,293
2/13/2025(7)		2/11/2025				5,594	11,188	22,376				1,187,494
2/13/2025(8)		2/11/2025							11,188			1,187,494
2/13/2025(8)		2/11/2025								28,789	106.14	1,187,463
Daniel J. Brennan(10)			—	968,001	2,178,002
2/13/2025(6)		2/11/2025				2,685	8,950	17,900				1,547,365
2/13/2025(7)		2/11/2025				4,475	8,950	17,900				949,953
2/13/2025(8)		2/11/2025							8,950			949,953
2/13/2025(8)		2/11/2025								23,031	106.14	949,962
Jeffrey B. Mirviss			—	528,751	1,189,689
2/13/2025(6)		2/11/2025				1,554	5,181	10,362				895,743
2/13/2025(7)		2/11/2025				2,590	5,181	10,362				549,911
2/13/2025(8)		2/11/2025							5,181			549,911
2/13/2025(8)		2/11/2025								13,334	106.14	549,989

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Executive Compensation
(1)The amounts in these columns reflect target and maximum payouts under the 2025 ABP. There is no threshold-level payout under the 2025 ABP. The maximum possible payout under the 2025 ABP is 225% of the target payout, representing the product of (i) a maximum of 150% of the target payout based on Company financial metrics and (ii) a maximum of 150% of the target payout based on individual performance objectives. The actual amount earned by each NEO under the 2025 ABP is reported under the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table on page 76. For additional information about our 2025 ABP and a discussion of how these amounts are determined, please see Short-Term Incentives and 2025 Annual Bonus Plan on pages 60 and 94, respectively.
(2)The amounts in these columns reflect threshold, target and maximum share issuance under our 2025 rTSR PSP and 2025 ONSG PSP. The target performance-based RSUs awarded under these programs were granted to our NEOs in February 2025 as part of our annual review process and were awarded under our 2011 LTIP, as effective on the date of grant. For additional details regarding the awards to our NEOs pursuant to our 2025 rTSR PSP and 2025 ONSG PSP, please see footnotes 6 and 7 to this table below.
(3)With the exception of the awards granted to Mr. Monson on July 1, 2025 in connection with his promotion to Executive Vice President and CFO, which grants were approved by the Compensation Committee on April 18, 2025, the Compensation Committee approved the awards in this table on February 11, 2025, with a grant date of February 13, 2025.
(4)The amounts in these columns reflect the number of service-based RSUs and stock options granted to our NEOs under our 2011 LTIP, as in effect on the applicable grant date during fiscal year 2025.
(5)The amounts in this column have been determined in accordance with FASB ASC Topic 718. See footnotes 2 and 3 to the Summary Compensation Table for a description of the assumptions used in determining the grant date fair value of these awards beginning on page 76.
(6)These awards were granted pursuant to our 2025 rTSR PSP. The threshold award level represents the minimum share issuance for each award that a participant may receive based on performance, which is 30% of the target rTSR performance-based RSUs awarded under the program. The maximum share issuance for each award is 200% of the target rTSR performance-based RSUs awarded under the 2025 rTSR PSP. For additional information about our 2025 rTSR PSP and a discussion of how these amounts are determined, please see 2025 relative Total Shareholder Return Performance Share Program on page 81.
(7)These awards were granted pursuant to our 2025 ONSG PSP. The threshold award level represents the minimum share issuance for each award that a participant may receive based on performance, which is 50% of the target ONSG performance-based RSUs awarded under the program. The maximum share issuance for each award is 200% of the target ONSG performance-based RSUs awarded under the 2025 ONSG PSP. For additional information about our 2025 ONSG PSP and a discussion of how these amounts are determined, please see 2025 Organic Net Sales Growth Performance Share Program on page 82.
(8)These awards were granted as part of our annual review process and awarded under our 2011 LTIP, as effective on the respective date of grant. The awards granted to Mr. Monson were made prior to his mid-year promotion to Executive Vice President and CFO and were not part of the LTI Program for executive officers.
(9)These awards were granted in connection with Mr. Monson’s mid-year promotion to Executive Vice President and CFO, effective July 1, 2025.
(10)Mr. Brennan retired from the Company effective October 3, 2025. Accordingly, his fiscal year 2025 annual incentive compensation was prorated based on service through his retirement date. All equity awards granted to Mr. Brennan in fiscal year 2025 were forfeited in accordance with the applicable plan and award agreements, and no portion of such awards vested.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
The following provides information about the terms of our 2025 ABP, 2025 Performance Share Programs and our 2011 LTIP, pursuant to which our NEOs were awarded short- and long-term incentive compensation, as applicable and detailed in the tables above. For additional information regarding the awards granted pursuant to these plans and programs to our NEOs in 2025, please see the Compensation Discussion & Analysis section in this Proxy Statement beginning on page 48.
2025 Annual Bonus Plan
The 2025 ABP is administered by our Compensation Committee. The plan year for the 2025 ABP ran from January 1, 2025 to December 31, 2025. Generally, all U.S. salaried employees not eligible for commissions under sales compensation plans and certain international employees selected for participation were eligible to participate in our 2025 ABP, provided they had completed at least two full months of service during the plan year. Participants generally must be employed with us on the date that payments are made in order to receive awards under the plan. However, in the event of death or retirement or certain involuntary terminations without cause, in each case, as

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described in the 2025 ABP, participants may receive their annual bonus for the year on a prorated basis based on the percentage of the year the participant was employed by us and eligible to participate. Participants who have at least two months of eligibility, but less than a full year, similarly may receive awards under the 2025 ABP on a prorated basis.
Target Award Opportunity
Eligible participants are provided with a target award opportunity under the 2025 ABP expressed as a percentage of his or her base salary. For a discussion of the 2025 target award opportunities for our NEOs, please see Individual Target Award Opportunity and 2025 Annual Bonus Plan Awards Earned By Our NEOs on pages 63 and 66, respectively.
Company Performance Determines Applicable Funding Percentage
Company Financial Metrics and Weighting. Under the 2025 ABP, after year-end, a single Company-wide Applicable Distribution Percentage is determined by the Company’s performance against defined financial metrics. The Applicable Distribution Percentage represents the portion of each participant’s annual bonus award that is funded based on the Company’s performance against such metrics. For 2025, our Compensation Committee selected Adjusted Net Sales, Adjusted EPS and Adjusted OIM as our Company-level financial metrics, weighted at 50%, 40% and 10%, respectively. The 2025 ABP also included an ESG modifier (consisting of employee engagement and environmental sustainability goals), and a quality modifier (consisting of operational objectives), that depending on the Company’s performance against such goals, could increase or decrease the Applicable Distribution Percentage (in the case of the ESG modifier) or reduce the Applicable Distribution Percentage (in the case of the quality modifier).
Company Metrics Defined. For purposes of our 2025 ABP: (i) Adjusted Net Sales is calculated on a constant currency basis that excludes the impact of foreign currency fluctuations, which are highly variable and difficult to predict, and net sales from acquisitions completed after the establishment of the internal financial plan, as applicable; (ii) Adjusted EPS equals adjusted net income (loss) divided by weighted average shares outstanding for the performance year (adjusted net income (loss) equals GAAP net income (loss) excluding certain charges (credits) from GAAP net income, including, but not limited to, amortization expense, goodwill and other intangible asset impairment charges, acquisition/divestiture-related net charges (credits), investment portfolio net losses (gains) and impairments, restructuring and restructuring-related net charges (credits), and certain litigation-related net charges (credits), European Union Medical Device Regulation (EU MDR) implementation costs, debt extinguishment net charges, deferred tax expenses (benefits) and discrete tax items); and (iii) Adjusted OIM reflects the Company’s adjusted operating income (GAAP revenue less cost of goods sold less operating expenses, adjusted for certain items consistent with those excluded to determine Adjusted EPS) as a percentage of net sales.
For a discussion of the Company level targets under the 2025 ABP, funding of the aggregate bonus pool and the individual performance component of the 2025 ABP, please see Short-Term Incentives on page 60.
2025 Relative Total Shareholder Return Performance Share Program
Our 2025 rTSR PSP is administered under our 2011 LTIP, as effective at the time of grant of performance-based RSUs under the program. The rTSR performance-based RSUs awarded under the rTSR PSP vest upon the satisfaction of both the Company performance criteria and service criteria under the 2025 rTSR PSP, subject to acceleration in the event of certain qualifying terminations discussed below. Our executives, including our NEOs, were eligible to participate in the 2025 rTSR PSP, which is administered by our Compensation Committee. For a discussion of the rTSR performance-based RSUs awarded to our NEOs in 2025, please see 2025 Long-Term Incentive Awards for Our NEOs on page 68.
Company Performance Criteria
For a discussion of the Company performance criteria under the 2025 rTSR PSP, please see 2025 Long-Term Incentive Awards for Our NEOs on page 68.

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Calculation of TSR and Percentile Performance. The TSR for the Company and each other company in the S&P 500 Health Care Index for the three-year performance period is determined based on the following formula:
(Change in Stock Price + Dividends Paid) / Beginning Stock Price
The change in stock price is determined by subtracting the beginning stock price (the daily average closing price of one share of common stock for the two calendar months prior to the beginning of the performance period) from the ending stock price (the daily average closing price of one share of common stock for the last two calendar months of the performance period). The dividends paid are the total of all cash dividends paid on one share of common stock during the performance period.
Following the calculation of the TSR for the three-year performance period for our Company and each of the other companies in the S&P 500 Health Care Index, the companies will be ranked in order of maximum to minimum TSRs for the full three-year performance period. Our percentile performance will be determined by (i) dividing (a) our ranking versus that of the other companies in the S&P 500 Health Care Index minus one, by (b) the total number of companies in the S&P 500 Health Care Index minus one, and (ii) subtracting the result from one.
Service Criteria
Generally under the 2025 rTSR PSP, except with respect to termination of employment due to retirement, death or disability, or in connection with a change in control, in each case, as described in the 2025 rTSR PSP and the 2011 LTIP, a participant must be employed with us on December 31, 2027 to be eligible to receive shares of our common stock in respect of his or her rTSR performance-based RSUs as to which the performance criteria under the program have been satisfied.
For information regarding potential payments upon certain terminations of employment or in connection with a change in control, please see Potential Payments Upon Termination or Change in Control on page 91.
2025 Organic Net Sales Growth Performance Share Program
Our 2025 ONSG PSP is administered under our 2011 LTIP, as effective at the time of grant of performance-based RSUs under the program. The 2025 grants of ONSG performance-based RSUs vest upon the satisfaction of both the Company performance criteria and service criteria under the 2025 ONSG PSP, subject to acceleration in the event of certain qualifying terminations discussed in Potential Payments Under Termination or Change in Control on page 91. Our executives, including our NEOs, were eligible to participate under the 2025 ONSG PSP, which is administered by our Compensation Committee. For a discussion of the 2025 ONSG performance-based RSUs awarded to our NEOs in 2025, please see 2025 Long-Term Incentive Awards for Our NEOs on page 68.
Company Performance Criteria
For a discussion of the Company performance criteria under the 2025 ONSG PSP, please see Long-Term Incentives and 2025 Long-Term Incentive Awards for Our NEOs on pages 66 and 68, respectively.
Service Criteria
Generally under the 2025 ONSG PSP, except with respect to termination of employment due to retirement, death or disability, or in connection with a change in control, in each case, as described in the 2025 ONSG PSP and the 2011 LTIP, a participant must be employed with us on December 31, 2027 to be eligible to receive shares of our common stock in respect of his or her 2025 ONSG performance-based RSUs as to which the performance criteria under the program have been satisfied.
For information regarding potential payments upon certain terminations of employment or in connection with a change in control, please see Potential Payments Upon Termination or Change in Control on page 91.

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Amended and Restated 2011 Long-Term Incentive Plan
Employees, directors and other individuals who provide services to us and our affiliates who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our success or that of our affiliates are eligible for awards under our 2011 LTIP.
The purpose of the broad-based equity incentive award opportunities available for grant under our 2011 LTIP is to attract, retain, engage and focus key employees and other eligible participants on achieving long-term stockholder value by rewarding them for the increased performance of our common stock underlying such awards. Our 2011 LTIP is administered by our Compensation Committee and provides for the grant of restricted or unrestricted common stock, restricted stock units, options to acquire our common stock, and stock appreciation rights (SARs), including types of awards subject to attainment of performance conditions. Our 2011 LTIP prohibits repricing or replacement of options or SARs and the issuance of in-the-money options or SARs and includes limitations on the amounts of grants and payments to any individual within a given year as well as certain other customary limitations.
Generally, the RSUs granted to our executives, including our NEOs, vest in four equal annual installments from the first anniversary of the date of grant, subject to continued service on each applicable vesting date. Generally, stock options vest in four equal annual installments, subject to continued service on each applicable vesting date, and expire on the tenth anniversary of the date of grant.
Certain Separations From Service
Generally, except with respect to termination of employment due to retirement, death or disability, or in connection with a change in control, in each case, as described in the applicable award agreement, all equity awards terminate to the extent not vested immediately prior to the cessation of employment, and to the extent vested but not exercised at such time, remain exercisable for the lesser of one year or until the expiration of the stated term of the award. Further, in the event of a termination for “cause” (defined as conviction of, or a failure to contest prosecution for, a felony, or misconduct or dishonesty that is harmful to the Company’s business or reputation), or as a result of reasons that cast such discredit on the individual as to justify immediate termination of the award, in each case, as determined in the Compensation Committee’s sole discretion, all outstanding equity awards (including unexercised stock options, whether vested or unvested) terminate immediately upon notice of such termination.
For a discussion of our plans and arrangements under which a change in control and/or termination of employment triggers payments or benefits, including our 2011 LTIP, please see Potential Payments Upon Termination or Change in Control on page 91. Potential payments to our NEOs in 2025 under such plans or arrangements are included in the tables beginning on page 95.
2025 Equity Awards
With respect to our executives, including our NEOs, our Compensation Committee set the mix of equity award opportunities under our 2025 LTI Program at 25% target rTSR performance-based RSUs, 25% target ONSG performance-based RSUs, 25% stock options and 25% service-based RSUs. The stock options and the service-based RSUs granted in 2025 vest in four equal annual installments beginning on the first anniversary of the date of grant, subject to continued service on each applicable vesting date and except as set forth in Certain Separations From Service above. rTSR and ONSG performance-based RSUs typically vest upon satisfaction of both performance and service criteria at the end of the three-year performance period. For a discussion of the 2025 equity awards made to our NEOs, please see Long-Term Incentives on page 66.

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Outstanding Equity Awards at Fiscal Year End Table
The following table provides information with respect to outstanding unexercised non-qualified stock options and unvested restricted stock units for each NEO as of December 31, 2025.

Name	Option Awards						Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Michael F. Mahoney	2/28/2017	148,221	—		24.55	2/28/2027
	2/15/2018	278,086	—		27.09	2/15/2028
	2/21/2019	217,917	—		40.12	2/21/2029
	2/18/2020	243,362	—		42.16	2/18/2030
	2/17/2021	235,849	—		37.50	2/17/2031
	2/16/2022	139,521	46,508		44.19	2/16/2032
	2/14/2023	85,992	85,992		47.28	2/14/2033
	2/12/2024	36,129	108,387		64.99	2/12/2034
	2/13/2025	—	90,915		106.14	2/13/2035
	2/16/2022						16,265		1,550,868
	2/14/2023						33,048		3,151,127
	2/12/2024						41,112		3,920,029
	2/13/2025						35,330		3,368,716
	2/14/2023						132,190	(4)	12,604,317
	2/14/2023						132,190	(5)	12,604,317
	2/12/2024									109,632	(6)	10,453,411
	2/13/2025									70,660	(7)	6,737,431
	2/12/2024									109,632	(8)	10,453,411
	2/13/2025									70,660	(9)	6,737,431
Jonathan R. Monson	2/15/2018	12,004	—		27.09	2/15/2028
	2/21/2019	8,605	—		40.12	2/21/2029
	7/1/2019	10,692	—		42.90	7/1/2029
	2/18/2020	10,346	—		42.16	2/18/2030
	2/17/2021	14,299	—		37.50	2/17/2031
	8/2/2021	15,503	—		45.88	8/2/2031
	2/16/2022	9,885	3,295		44.19	2/16/2032
	2/14/2023	6,350	6,352		47.28	2/14/2033
	12/1/2023	—	10,543		56.14	12/1/2033
	2/12/2024	3,545	10,635		64.99	2/12/2034
	2/13/2025	—	7,165		106.14	2/13/2035
	7/1/2025	—	22,173	(10)	104.78	7/1/2035
	2/16/2022						990		94,397
	2/14/2023						2,116		201,761
	12/1/2023						3,562		339,637
	2/12/2024						3,462		330,102
	7/1/2025						8,350	(10)	796,173
	2/13/2025						7,066		673,743

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	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Vance R. Brown	2/21/2019	10,757	—		40.12	2/21/2029
	2/18/2020	12,030	—		42.16	2/18/2030
	2/17/2021	14,299	—		37.50	2/17/2031
	2/16/2022	15,771	5,258		44.19	2/16/2032
	2/14/2023	9,630	9,632		47.28	2/14/2033
	2/12/2024	3,803	11,409		64.99	2/12/2034
	2/13/2025	—	11,515		106.14	2/13/2035
	2/16/2022						1,839		175,349
	2/14/2023						3,702		352,986
	2/12/2024						4,328		412,675
	2/13/2025						4,475		426,691
	2/14/2023						14,804	(4)	1,411,561
	2/14/2023						14,804	(5)	1,411,561
	2/12/2024									11,540	(6)	1,100,339
	2/13/2025									8,950	(7)	853,383
	2/12/2024									11,540	(8)	1,100,339
	2/13/2025									8,950	(9)	853,383
Arthur C. Butcher	2/21/2019	22,195	—		40.12	2/21/2029
	2/18/2020	35,398	—		42.16	2/18/2030
	2/17/2021	36,449	—		37.50	2/17/2031
	2/16/2022	21,837	7,280		44.19	2/16/2032
	5/2/2022	16,700	5,567	(11)	41.63	5/2/2032
	2/14/2023	16,510	16,511		47.28	2/14/2033
	2/12/2024	7,099	21,297		64.99	2/12/2034
	2/13/2025	—	23,031		106.14	2/13/2035
	2/16/2022						2,546		242,761
	5/2/2022						2,102	(11)	200,426
	2/14/2023						6,346		605,091
	2/12/2024						8,078		770,237
	2/13/2025						8,950		853,383
	2/14/2023						25,380	(4)	2,419,983
	2/14/2023						25,380	(5)	2,419,983
	2/12/2024									21,540	(6)	2,053,839
	2/13/2025									17,900	(7)	1,706,765
	2/12/2024									21,540	(8)	2,053,839
	2/13/2025									17,900	(9)	1,706,765

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	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Joseph M. Fitzgerald	2/15/2018	69,521		—	27.09	2/15/2028
	2/21/2019	50,443		—	40.12	2/21/2029
	2/18/2020	55,309		—	42.16	2/18/2030
	7/1/2020	116,959	(12)	—	35.28	7/1/2030
	2/17/2021	53,602		—	37.50	2/17/2031
	2/16/2022	33,970		11,324	44.19	2/16/2032
	2/14/2023	22,702		22,702	47.28	2/14/2033
	2/12/2024	9,127		27,382	64.99	2/12/2034
	2/13/2025	—		28,789	106.14	2/13/2035
	2/16/2022						3,960		377,586
	2/14/2023						8,725		831,929
	2/12/2024						10,386		990,305
	2/13/2025						11,188		1,066,776
	2/14/2023						32,106	(4)	3,061,307
	2/14/2023						32,106	(5)	3,061,307
	2/12/2024									27,696	(6)	2,640,814
	2/13/2025									22,376	(7)	2,133,552
	2/12/2024									27,696	(8)	2,640,814
	2/13/2025									22,376	(9)	2,133,552
Daniel J. Brennan (13)	2/15/2018	31,285		—	27.09	2/15/2028
	2/21/2019	37,934		—	40.12	2/21/2029
	2/18/2020	55,309		—	42.16	2/18/2030
	2/17/2021	58,962		—	37.50	2/17/2031
	2/16/2022	48,529		—	44.19	2/16/2032
	2/14/2023	45,404		—	47.28	2/14/2033
	2/12/2024	38,537		—	64.99	2/14/2034
	2/16/2022						4,243		404,570
	2/14/2023						8,725		831,929
	2/12/2024						10,963		1,045,322
	2/14/2023						32,106	(4)	3,061,307
	2/14/2023						32,106	(5)	3,061,307
	2/12/2024									16,954	(6)	1,616,564
	2/12/2024									16,954	(8)	1,616,564

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	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Jeffrey B. Mirviss	2/28/2017	32,938	—	24.55	2/28/2027
	2/15/2018	30,589	—	27.09	2/15/2028
	12/3/2018	29,114	—	38.51	12/03/2028
	2/21/2019	36,319	—	40.12	2/21/2029
	2/18/2020	42,035	—	42.16	2/18/2030
	2/17/2021	42,881	—	37.50	2/17/2031
	2/16/2022	25,477	8,493	44.19	2/16/2032
	2/14/2023	14,446	14,447	47.28	2/14/2033
	2/12/2024	5,577	16,734	64.99	2/12/2034
	2/13/2025	—	13,334	106.14	2/13/2035
	2/16/2022					2,970		283,190
	2/14/2023					5,552		529,383
	2/12/2024					6,347		605,186
	2/13/2025					5,181		494,008
	2/14/2023					22,208	(4)	2,117,533
	2/14/2023					22,208	(5)	2,117,533
	2/12/2024								16,924	(6)	1,613,703
	2/13/2025								10,362	(7)	988,017
	2/12/2024								16,924	(8)	1,613,703
	2/13/2025								10,362	(9)	988,017
(1)All stock options are non-qualified stock options and vest in four equal annual installments beginning on the first anniversary of the date of grant, subject to continued service on each applicable vesting date.
(2)Unless otherwise noted, all service-based RSUs vest in four equal annual installments beginning on the first anniversary of the date of grant, subject to continued service on each applicable vesting date.
(3)Unless otherwise noted, the amounts reflected in this column are based on the closing price of our common stock on the last trading day of 2025, which was $95.35.
(4)In February 2023, each of our NEOs except for Mr. Monson, who was not an executive officer at such time, was awarded ONSG performance-based RSUs under our 2023 ONSG PSP. Our ONSG performance was 200% over the performance cycle comprising the three-year period that ended December 31, 2025. Accordingly, in February 2026, the Compensation Committee determined that pursuant to the terms of the 2023 ONSG PSP, 200% of the target number of ONSG performance-based RSUs had satisfied the performance criteria under the program. These awards were settled in February 2026. In accordance with the 2023 ONSG PSP, Mr. Brennan received a prorated number of performance-based RSUs based on his retirement date, which amount is reflected in the table.
(5)In February 2023, each of our NEOs except for Mr. Monson, who was not an executive officer at such time, was awarded rTSR performance-based RSUs under our 2023 rTSR PSP. Our rTSR performance was at the 95th percentile relative to all companies in the S&P 500 Health Care Index over the performance cycle comprising the three-year period that ended December 31,2025. Accordingly in February 2026, the Compensation Committee determined that pursuant to the terms of the 2023 rTSR PSP, 200% of the target number of rTSR performance-based RSUs had been earned based on the performance criteria under the program. These awards were settled in February 2026. In accordance with the 2023 rTSR PSP, Mr. Brennan received a prorated number of performance-based RSUs based on his retirement date, which amount is reflected in the table.

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(6)In February 2024, each of our NEOs except for Mr. Monson, who was not an executive officer at such time, was awarded ONSG performance-based RSUs under our 2024 ONSG PSP. In accordance with the SEC rules, the number of performance-based RSUs shown represents the number of units that may be earned as of December 31, 2025 based on the maximum performance. The SEC rules require that the maximum number of units be disclosed because the number of units that would have been earned based on actual results under the performance conditions for the two-year period from January 1, 2024 through December 31, 2025 (instead of through the end of the performance period on December 31, 2026) was between the target and maximum level of performance under the program.
(7)In February 2025, each of our NEOs except for Mr. Monson, who was not an executive officer at such time, was awarded ONSG performance-based RSUs under our 2025 ONSG PSP. In accordance with the SEC rules, the number of performance-based RSUs shown represents the number of units that may be earned as of December 31, 2025 based on the maximum performance. The SEC rules require that the maximum number of units be disclosed because the number of units that would have been earned based on actual results under the performance conditions for the one-year period from January 1, 2025 through December 31, 2025 (instead of through the end of the performance period on December 31, 2027) was between the target and maximum level of performance under the program.
(8)In February 2024, each of our NEOs except for Mr. Monson, who was not an executive officer at such time, was awarded rTSR performance-based RSUs under our 2024 rTSR PSP. In accordance with SEC rules, the number of performance-based RSUs shown represents the number of units that may be earned as of December 31, 2025 based on the maximum performance. The SEC rules require that the maximum number of units be disclosed because the number of units that would have been earned based on actual results under the performance conditions for the two-year period from January 1, 2024 through December 31, 2025 (instead of through the end of the performance period on December 31, 2026) was between the target and maximum level of performance under the program.
(9)In February 2025, each of our NEOs except for Mr. Monson, who was not an executive officer at such time, was awarded rTSR performance-based RSUs under our 2025 rTSR PSP. In accordance with SEC rules, the number of performance-based RSUs shown represents the number of units that may be earned as of December 31, 2025 based on the maximum performance. The SEC rules require that the maximum number of units be disclosed because the number of units that would have been earned based on actual results under the performance conditions for the one-year period from January 1, 2025 through December 31, 2025 (instead of through the end of the performance period on December 31, 2027) was between the target and maximum level of performance under the program.
(10)On July 1, 2025, Mr. Monson was granted stock awards in connection with his promotion to Executive Vice President and CFO. Each of the RSU and non-qualified stock option awards for Mr. Monson vest in four equal annual installments, beginning on the first anniversary of the grant date.
(11)On May 2, 2022, Mr. Butcher was granted stock awards in connection with his promotion to Executive Vice President, Group President, MedSurg and Asia Pacific. The RSU and non-qualified stock option awards for Mr. Butcher each vest in four equal annual installments, beginning on the first anniversary of the date of each grant.
(12)Mr. Fitzgerald was granted an equity incentive award in the form of a non-qualified stock option, which vested in one single installment on January 1, 2023, in connection with his offer of employment as the Executive Vice President and President, Interventional Cardiology.
(13)Mr. Brennan retired from the Company effective October 3, 2025. Upon retirement, except for equity awards granted to Mr. Brennan in fiscal year 2025, all outstanding non-qualified stock options held by Mr. Brennan became fully exercisable, and all outstanding RSU awards became fully vested, with settlement deferred until six months and one day following retirement, in each case in accordance with the applicable award terms. Mr. Brennan also continues to hold outstanding performance-based equity awards granted in 2024 that remain subject to achievement of applicable performance conditions through the end of their respective performance periods, and which will be prorated based on his retirement date. All equity awards granted to Mr. Brennan in fiscal year 2025 were forfeited upon his retirement in accordance with the applicable plan and award agreements, and no portion of such awards vested.

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Options Exercised and Stock Vested
The following table sets forth information regarding stock options that were exercised and RSUs that vested for our NEOs during the year ended December 31, 2025:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Michael F. Mahoney	316,856	25,786,816	252,066	25,766,087
Jonathan R. Monson	22,880	1,713,888	5,291	560,273
Vance R. Brown	—	—	31,331	3,208,366
Arthur C. Butcher	69,253	5,381,204	42,652	4,369,658
Joseph M. Fitzgerald	306,372	23,536,067	61,538	6,291,003
Daniel J. Brennan(3)	112,677	9,040,769	65,688	6,714,311
Jeffrey B. Mirviss	—	—	45,385	4,636,875
(1)The amounts shown in this column represent the number of shares acquired on exercise multiplied by the difference between the option exercise price and the average sale price of the shares sold on the date of sale.
(2)The amounts shown in this column represent the number of shares vested or earned multiplied by the closing price of our common stock on the vesting date.
(3)Mr. Brennan retired from the Company effective October 3, 2025. Upon retirement, except for equity awards granted to Mr. Brennan in fiscal year 2025, all outstanding non-qualified stock options held by Mr. Brennan became fully exercisable, and all outstanding RSU awards became fully vested, with settlement deferred until six months and one day following retirement, in each case in accordance with the applicable award terms.
Defined Benefit Retirement Plan
All of our executive officers, including our NEOs, are eligible to participate in our defined benefit Executive Retirement Plan, as amended and restated, effective March 1, 2025 (Executive Retirement Plan). The Executive Retirement Plan is a defined benefit plan that is intended to provide a clear and consistent approach to managing retirement-eligible executive departures with a standard, mutually understood separation and post-employment relationship. The Executive Retirement Plan provides retiring executives with a lump sum benefit of 2.5 months of salary for each year of service, up to a maximum of 36 months’ pay. The lump sum payments are made in the first payroll period after the last day of the six-month period following retirement. Receipt of payment is conditioned upon the retiring employee entering into a separation agreement with us that includes a release of claims and customary non-disclosure, non-competition, non-solicitation and non-disparagement clauses in favor of the Company. The Executive Retirement Plan provides that in the event the executive breaches the non-competition or non-solicitation provision of his or her separation agreement, the executive must, in addition to any other court-ordered relief, repay to the Company all amounts paid under the Executive Retirement Plan.
To receive benefits under the Executive Retirement Plan, upon his or her retirement an executive’s age plus his or her years of service with us must exceed 65 years (provided that the executive is at least 55 years old and has been employed by us for at least five years). For purposes of the Executive Retirement Plan, “retirement” means any separation from service (as defined therein) other than a termination for “cause” (defined as conviction of, or failure to contest prosecution for, a felony, or misconduct or dishonesty that is harmful to our business or reputation). In addition, if an executive dies and is otherwise eligible for benefits under the Executive Retirement Plan on the date of his or her death, benefits under the Executive Retirement Plan will be paid within 60 days of the executive’s death.
For retirement-eligible NEOs as of December 31, 2025 (Messrs. Mahoney, Brown, Butcher, Fitzgerald and Mirviss), the present value of accrued benefits is calculated as the value of their lump sum benefit under the Executive Retirement Plan based on the NEO’s base salary, age and number of years of credited service as of December 31, 2025. For our NEO who was not eligible for retirement as of December 31, 2025 (Mr. Monson, who will be retirement eligible in 2029), the present value of accrued benefits is calculated based on the respective NEO’s base salary, age and number of years of credited service as of December 31, 2025, discounted to December 31, 2025 from the earliest retirement eligibility date, using a discount rate of 4.73% per year. This valuation methodology is consistent with the

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methodology we use for financial statement accounting purposes, except that NEOs are assumed to remain employed by us until their earliest retirement age under the Executive Retirement Plan (or their age on December 31, if eligible for retirement on that date). For financial statement accounting purposes, the valuation considers the probability that the executives will achieve retirement age. For a more detailed description of the assumptions used in valuing accrued benefits under the Executive Retirement Plan, please see Note Q — Employee Retirement Plans to our 2025 consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2025.
The table below shows the present value of accumulated benefits payable to each of our NEOs, except for Mr. Brennan who retired effective October 3, 2025, including the numbers of years of service credited to each NEO, under our Executive Retirement Plan as of December 31, 2025.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Michael F. Mahoney	BSC Executive Retirement Plan	14.21	4,291,611	—
Jonathan R. Monson	BSC Executive Retirement Plan	26.36	1,817,976	—
Vance R. Brown	BSC Executive Retirement Plan	24.82	1,995,001
Arthur C. Butcher	BSC Executive Retirement Plan	29.00	2,250,001	—
Joseph M. Fitzgerald	BSC Executive Retirement Plan	35.21	2,700,003	—
Jeffrey B. Mirviss	BSC Executive Retirement Plan	27.12	2,115,002	—
(1)The numbers of years of credited service reflect the NEO’s actual years of service as of December 31, 2025. We do not credit additional years of service under the Executive Retirement Plan. Rather, the plan provides that the number of years of credited service is calculated through the NEO’s last day worked. Partially completed years of service are prorated based on calendar days and calculated to the second decimal point.
(2)Amounts are computed as of December 31, 2025, the same retirement plan measurement date used for financial statement reporting purposes for our audited financial statements for the year ended December 31, 2025.
Nonqualified Deferred Compensation
The Company’s Deferred Bonus Plan provides certain of our management, including our NEOs, an opportunity to defer a portion of their annual award under our ABP. The Deferred Bonus Plan provides participants the opportunity to defer up to 75% of their annual award under our ABP until the earlier of (i) termination of employment or (ii) an elected distribution date, such election to be made by June 30th of each year. Investment choices under the Deferred Bonus Plan are generally the same as those under our 401(k) Retirement Savings Plan, except that, among other things, participants may not elect to invest in the BSC Stock Fund. Distributions under the Deferred Bonus Plan are in either lump sum payments or annual installments over a period of two to ten years, as specified by the participant. Mr. Butcher elected to defer 60% of his 2023 ABP award and 35% of his 2024 and 2025 ABP awards payable in 2024, 2025 and 2026, respectively. Messrs. Fitzgerald and Mahoney each elected to defer 75% of their 2023, 2024, and 2025 ABP awards payable in 2024, 2025 and 2026.
In September 2004, we committed to fund a special one-time contribution to our 401(k) Retirement Savings Plan for the benefit of our employees. In June 2005, we adopted an Excess Benefit Plan, a non-qualified deferred compensation plan designed to provide specific supplemental benefits to those employees who would have exceeded the 2004 Internal Revenue Code contribution limits if the special contribution had been made to their 401(k) Retirement Savings Plan accounts. Accordingly, the historic Excess Benefit Plan was established to accept the “overflow” contributions resulting from the special one-time contribution on behalf of participating employees, including certain of our NEOs. Investment choices under the historic Excess Benefit Plan are generally the same as those under our 401(k) Retirement Savings Plan, except that, among other things, executive officers may not elect to invest in the BSC Stock Fund. The investment elections are made by each participant and may be changed daily. Generally, a lump sum cash payment of their respective account balances under the Excess Benefit Plan is made to participants determined to be “specified employees,” including certain of our NEOs, commencing no earlier than six months and one day following their “separation from service.”

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The table below shows the aggregate earnings and balances for each of our NEOs under our historic Excess Benefit Plan and Deferred Bonus Plan as of December 31, 2025.

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)	Company Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(1)
Michael F. Mahoney(2)	Excess Benefit Plan	—	—	—	—	—
	Deferred Bonus Plan	—	2,807,438	1,240,167	—	10,146,877
Jonathan R. Monson	Excess Benefit Plan	—	—	—	—	—
	Deferred Bonus Plan	—	—	—	—	—
Vance R. Brown	Excess Benefit Plan	—	—	—	—	—
	Deferred Bonus Plan	—	—	—	—	—
Arthur C. Butcher	Excess Benefit Plan	—	—	14,173	—	99,918
	Deferred Bonus Plan	—	335,022	476,158	—	3,475,263
Joseph M. Fitzgerald	Excess Benefit Plan	—	—	11,842	—	132,654
	Deferred Bonus Plan	—	989,724	1,247,521	—	9,358,832
Daniel J. Brennan	Excess Benefit Plan	—	—	19,398	—	127,500
	Deferred Bonus Plan	—	—	—	—	—
Jeffrey B. Mirviss	Excess Benefit Plan	—	—	3,481	—	28,875
	Deferred Bonus Plan	—	—	641,775	—	4,438,587
(1)No portion of the amounts in this column is included in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings column for 2023, 2024 and 2025 in the Summary Compensation Table on page 76 as the earnings were neither above-market nor preferential.
(2)Mr. Mahoney was not employed by the Company when the one-time 401(k) contribution was made to our historic Excess Benefit Plan.
Potential Payments Upon Termination or Change in Control
Executive Retirement Plan
All of our executives, including our NEOs, are eligible to participate in our Executive Retirement Plan. The Executive Retirement Plan is intended to provide a clear and consistent approach to managing executive departures with a standard mutually understood separation and post-employment relationship. The benefits payable to our executives upon “retirement” under the Executive Retirement Plan, as well as the present value of amounts accrued thereunder as of December 31, 2025, are reflected in the table and the related footnotes and narrative to Defined Benefit Retirement Plan on page 89. In addition, changes in the present value of the benefits under the Executive Retirement Plan from December 31, 2023 to December 31, 2025 are reflected in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table on page 76. For further discussion of our Executive Retirement Plan, please see the footnotes and narrative to the table in Defined Benefit Retirement Plan on page 89.

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Change in Control Agreements
We have entered into Change in Control Agreements with our executives, including our NEOs, and other key employees. Our Change in Control Agreements for our executives are limited to a three-year term and provide that if both a change in control occurs during the term of the agreement and the executive’s employment is terminated either by us without “Cause” or by the executive for “Good Reason” (each as described below) during the two-year period following the change in control, then the executive would be entitled to certain compensation as set forth herein.
On the occurrence of the events set forth above, a non-CEO executive officer would be entitled to receive a lump sum payment of two times the sum of (i) the executive’s base salary and (ii) target incentive bonus (or prior year’s bonus, if higher). Our CEO would be entitled to receive a lump sum payment of three times this amount. Additionally, an executive would be entitled to receive a prorated target incentive bonus for the year in which his or her termination occurred, continuation of health, life insurance and other welfare benefits for up to two years (three years for CEO), and reimbursement for up to $100,000 in legal fees and expenses incurred by an executive in disputing termination or enforcing rights under his or her Change in Control Agreement. Our Change in Control Agreements further provide that all equity awards granted to executives require both a change in control and a termination without Cause or resignation by the executive for Good Reason within two years after the change in control in order to accelerate vesting; provided, however, that if the surviving or acquiring entity in a change in control transaction does not provide for the substitution or assumption of outstanding equity awards, such outstanding awards will immediately become fully vested. Our Compensation Committee, with the assistance of its independent compensation consultant, regularly reviews our form of Change in Control Agreements to evaluate their effectiveness and competitiveness.
The Change in Control Agreements include a “best net” provision that requires a reduction in the amount of the severance paid to an executive if the reduction would result in a greater after-tax amount. In exchange for the benefits afforded under our Change in Control Agreements, our executives agree to certain non-disclosure restrictions, a two-year non-solicitation obligation and to execute and not revoke a release in favor of the Company. Executives, including our NEOs, who receive payments under our Change in Control Agreements cannot also receive payments and benefits under our Executive Retirement Plan or Severance Plan For Exempt Employees (the Severance Plan).
For purposes of our Change in Control Agreements, “Cause” generally means willfully engaging in criminal or fraudulent acts or gross misconduct that is demonstrably and materially injurious to the Company. “Good Reason” generally means, among other things, assignment of duties inconsistent with the executive’s status as an executive or an adverse alteration of the executive’s duties; a reduction in annual base salary or bonus or failure to increase salary at a rate commensurate with that of other key executives; an adverse change in long-term incentive opportunities; failure by the Company to continue to provide comparable benefits or continue in effect, or continue the executive’s participation in, any compensation plan in which the executive participates; the relocation of the executive’s principal place of work more than 50 miles; or failure by the Company to obtain a satisfactory agreement from any successor entity to agree to perform the Change in Control Agreement.
Long-Term Incentive Plan
Equity awards granted to our executives under our 2011 LTIP, as previously in effect and as amended, require both a change in control and a subsequent termination without Cause or resignation for Good Reason pursuant to the terms of our Change in Control Agreements for accelerated vesting where the surviving or acquiring entity assumes outstanding awards.
All service-based RSUs and stock options granted to employees in 2025, including to our NEOs, provide that in the event that the employee’s employment terminates:
(i)due to retirement (as defined in the 2011 LTIP), all unvested RSUs and stock options will be forfeited if the termination occurs prior to the first anniversary of the grant date; otherwise, will vest in full and stock options will become immediately exercisable;
(ii)due to death or disability (in each case as defined in the 2011 LTIP), all unvested RSUs and stock options will vest in full and stock options will become immediately exercisable.

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Our 2011 LTIP is more fully described on page 83 in the Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Amended and Restated 2011 Long-Term Incentive Plan.
Relative Total Shareholder Return Performance Share Programs
Our rTSR PSPs cover our executives, including our NEOs, and are administered by the Compensation Committee. Under our 2023, 2024 and 2025 rTSR PSPs, if a participant’s employment terminates due to death or disability prior to the end of the three-year performance period, shares of our common stock will be issued in respect of the rTSR performance-based RSUs as to which the performance criteria under the program have been satisfied at the end of the three-year performance period as if the participant had been employed until the end of the three-year performance period. Under our 2023, 2024 and 2025 rTSR PSPs, if a participant’s employment terminates due to retirement after December 31 in the year of grant and prior to the end of the three-year performance period, shares of our common stock will be issued in respect of the rTSR performance-based RSUs as to which the performance criteria under the program have been satisfied at the end of the three-year performance period, on a prorated basis through the date of retirement; however, such awards will be forfeited in their entirety in the event that retirement occurs on or prior to December 31 in the year of grant.
Pursuant to the terms of our Change in Control Agreements, the rTSR performance-based RSUs awarded to our executives require both a change in control and a subsequent termination without Cause or resignation for Good Reason for accelerated vesting where the surviving or acquiring entity assumes outstanding awards. Under our rTSR PSPs and our Change in Control Agreements, if a change in control and a subsequent termination without Cause or resignation for Good Reason occurs after December 31 in the year of grant, but prior to the end of the three-year performance period, shares of our common stock will be issued in respect of the rTSR performance-based RSUs as to which the performance criteria under the program have been satisfied on the last day of the month preceding the date on which the change in control is consummated, on a prorated basis. Such awards will be forfeited in their entirety in the event of a change in control that occurs prior to the end of the first year of the three-year performance period.
Our 2025 rTSR PSP is more fully described in the Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table —2025 Relative Total Shareholder Return Performance Share Program on page 81.
Organic Net Sales Growth Performance Share Program
Our ONSG PSP covers our executives, including our NEOs, and is administered by our Compensation Committee. Under our 2023, 2024 and 2025 ONSG PSPs, if a participant’s employment terminates due to death or disability prior to the end of the three-year performance period, shares of our common stock will be issued in respect of the ONSG performance-based RSUs as to which the performance criteria under the program have been satisfied at the end of the three-year performance period as if the participant had been employed until the end of the three-year performance period. Under our 2023, 2024 and 2025 ONSG PSPs, if a participant’s employment terminates due to retirement after December 31 in the year of grant and prior to the end of the three-year performance period, shares of our common stock will be issued in respect of the ONSG performance-based RSUs as to which the performance criteria under the program have been satisfied at the end of the three-year performance period, on a prorated basis through the date of retirement; however, such awards will be forfeited in their entirety in the event that retirement occurs on or prior to December 31 in the year of grant.
Pursuant to the terms of our Change in Control Agreements, the ONSG performance-based RSUs awarded to our executives require both a change in control and a subsequent termination without Cause or resignation for Good Reason for accelerated vesting where the surviving or acquiring entity assumes outstanding awards. Under our ONSG PSP and our Change in Control Agreements, if a change in control and a subsequent termination without Cause or resignation for Good Reason occurs after December 31 in the year of grant, but prior to the end of the three-year performance period, shares of our common stock will be issued in respect of the ONSG performance-based RSUs as to which the performance criteria under the program have been satisfied on the last day of the month preceding the date on which the change in control is consummated, on a prorated basis. Such awards will be forfeited in their entirety in the event of a change in control that occurs prior to the end of the first year of the three-year performance period.
Our 2025 ONSG PSP is more fully described in the narrative disclosure to the Narrative Disclosures to the Summary Compensation Table and Grants of Plan-Based Awards Table on page 80.

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2025 Annual Bonus Plan
Our 2025 ABP is generally available to all U.S. salaried personnel not eligible for commissions under sales compensation plans, including our NEOs, and certain international employees working in positions designated by the Company as eligible to participate in the 2025 ABP. To be eligible to receive their incentive award, participants generally must be employed by us on the date payments are made under the 2025 ABP. However, in the event of death, retirement or certain involuntary terminations without cause, in each case, as described in the 2025 ABP, participants may receive their performance incentive awards for the year on a prorated basis based on the percentage of the year the participant was employed by us and eligible to participate (subject to certain minimum months of service requirements). Grants of performance incentive awards to our NEOs under our 2025 ABP are reflected in the Summary Compensation Table on page 76 in the “Non-Equity Incentive Plan Compensation” column, and our 2025 ABP is more fully described in Short-Term Incentives and Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2025 Annual Bonus Plan on page 80.
Severance Plans
We maintain severance plans for eligible employees, including our NEOs, under which participants are entitled to receive certain payments and benefits for specified periods of time following a qualifying termination. Such benefits are only available in the event of involuntary terminations due to layoff, defined in the severance plan as termination of employment that the Company determines is either (i) due to an anticipated facility relocation or closing or a reduction of staffing levels where the employee has not refused a similar position (as such term is defined under the severance plan) with the Company, or (ii) resulting from an anticipated sale, merger or reorganization of our Company where the employee is not provided an opportunity to be employed in a similar position with the acquiring or resulting entity. Executives, including our NEOs, who are eligible to receive payments under our Executive Retirement Plan or who receive severance payments under a Change in Control Agreement are not also eligible to receive payments and benefits under our severance plans.
The Severance Plan provides that director level and above exempt employees, including certain of our NEOs, are eligible for:
(i)two weeks of payments for each completed year of service to the Company, based on the weekly rate of the employee’s salary in effect on the date of his or her termination, with a minimum benefit of 26 weeks and a maximum benefit of 52 weeks;
(ii)one month of subsidized health and dental coverage for each completed year of service to the Company with a minimum benefit of six months and a maximum benefit of 12 months; and
(iii)outplacement services (currently capped at $2,000), in each case, in the event of certain involuntary terminations described above.
Additionally, the Severance Plan provides that, in the event of certain involuntary terminations, employees eligible to participate in our ABP may be entitled to a prorated bonus if such involuntary termination occurs on or after October 1 of a calendar year. The prorated bonus is calculated by multiplying the amount of the bonus an employee would have received for the calendar year, had he or she remained employed by the Company until the bonus payment date (or, if less, the target bonus) (Bonus), times a fraction, as follows:

Bonus	x	number of days in which employee was bonus eligible during calendar year number of days in the calendar year
Under the Severance Plan, the payment of severance benefits is subject to the Company’s receipt of a release of claims. In addition, the maximum severance payment available under the plan is limited to twice the Internal Revenue Code dollar limitation in effect for qualified plans for the calendar year immediately preceding the calendar year in which the termination occurs.
The following tables show potential payments to Messrs. Mahoney, Monson, Brown, Butcher, Fitzgerald, Brennan and Mirviss under existing agreements, plans or other arrangements, for various scenarios involving a change in control or termination of employment, in each case assuming the termination was effective before the end of the day on December 31, 2025 and, where applicable, using the closing price of our common stock of $95.35 per share on the last trading day of 2025. In each case, amounts in these tables do not include amounts payable, if any, to our NEOs who were not retirement eligible on December 31, 2025 pursuant to our Executive Retirement Plan, which are described in the table and accompanying narrative and footnotes in Defined Benefit Retirement Plan on page 89.

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Michael F. Mahoney

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)
Cash Severance
Base Salary	—	—	—	—	4,350,002	—	—	—
Bonus	—	—	—	—	11,229,750	—	—	—
Pro rata Target Bonus(5)	—	2,320,001	2,320,001	—	2,320,001	2,320,001	2,320,001	2,320,001
Total Cash Severance	—	2,320,001	2,320,001	—	17,899,753	2,320,001	2,320,001	2,320,001
Benefits
Health and Welfare Benefits(6)	—	—	—	—	70,126	—	—	—
Post-Termination Life Insurance	—	—	—	—	2,016	—	—	—
Executive Retirement Plan(7)	—	4,291,611	4,291,611	—	—	4,291,611	4,291,611	4,291,611
Other Benefits(8)	—	—	—	—	—	—	—	—
Total Benefits	—	4,291,611	4,291,611	—	72,142	4,291,611	4,291,611	4,291,611
280G or Other Tax Adjustment	—	—	—	—	—	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	9,803,614	9,803,614	—	9,803,614	9,803,614	9,803,614	9,803,614
Value of Accelerated Restricted Stock Units(10)	—	47,768,608	47,768,608	—	51,137,324	69,203,409	69,203,409	47,768,608
Total Value of Accelerated Equity Grants	—	57,572,222	57,572,222	—	60,940,938	79,007,023	79,007,023	57,572,222
Total Value of All Benefits	—	64,183,834	64,183,834	—	78,912,833	85,618,635	85,618,635	64,183,834

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Jonathan R. Monson

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)
Cash Severance
Base Salary	—	—	700,000	—	1,400,000	—	—	—
Bonus	—	—	—	—	1,120,000	—	—	—
Pro rata Target Bonus(5)	—	—	560,000	—	560,000	—	560,000	—
Total Cash Severance	—	—	1,260,000	—	3,080,000	—	560,000	—
Benefits
Health and Welfare Benefits(6)	—	—	24,726	—	82,886	—	—	—
Post-Termination Life Insurance	—	—	—	—	1,173	—	—	—
Executive Retirement Plan(7)	—	—	—	—	—	—	—	—
Other Benefits(8)	—	—	2,000	—	—	—	—	—
Total Benefits	—	—	26,726	—	84,059	—	—	—
280G or Other Tax Adjustment	—	—	—	—	(747,744)	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	—	—	—	1,210,182	1,210,182	1,210,182	—
Value of Accelerated Restricted Stock Units(10)	—	—	—	—	2,435,811	2,435,811	2,435,811	—
Total Value of Accelerated Equity Grants	—	—	—	—	2,898,249	3,645,993	3,645,993	—
Total Value of All Benefits	—	—	1,286,726	—	6,062,308	3,645,993	4,205,993	—

96	2026 Proxy Statement

Executive Compensation
Vance R. Brown

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)
Cash Severance
Base Salary	—	—	—	—	1,330,001	—	—	—
Bonus	—	—	—	—	1,617,253	—	—	—
Pro rata Target Bonus(5)	—	498,750	498,750	—	498,750	498,750	498,750	498,750
Total Cash Severance	—	498,750	498,750	—	3,446,004	498,750	498,750	498,750
Benefits
Health and Welfare Benefits(6)	—	—	—	—	69,969	—	—	—
Post-Termination Life Insurance	—	—	—	—	1,284	—	—	—
Executive Retirement Plan(7)	—	1,995,001	1,995,001	—	—	1,995,001	1,995,001	1,995,001
Other Benefits(8)	—	—		—	—	—	—	—
Total Benefits	—	1,995,001	1,995,001	—	71,253	1,995,001	1,995,001	1,995,001
280G or Other Tax Adjustment	—	—	—	—	—	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	1,078,387	1,078,387	—	1,078,387	1,078,387	1,078,387	1,078,387
Value of Accelerated Restricted Stock Units(10)	—	5,231,258	5,231,258	—	5,657,949	7,797,056	7,797,056	5,231,258
Total Value of Accelerated Equity Grants	—	6,309,645	6,309,645	—	6,736,336	8,875,443	8,875,443	6,309,645
Total Value of All Benefits	—	8,803,396	8,803,396	—	10,253,593	11,369,194	11,369,194	8,803,396

2026 Proxy Statement	97

Executive Compensation
Arthur C. Butcher

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)
Cash Severance
Base Salary	—	—	—	—	1,500,001	—	—	—
Bonus	—	—	—	—	1,914,412	—	—	—
Pro rata Target Bonus(5)	—	675,000	675,000	—	675,000	675,000	675,000	675,000
Total Cash Severance	—	675,000	675,000	—	4,089,413	675,000	675,000	675,000
Benefits
Health and Welfare Benefits(6)	—	—	—	—	82,956	—	—	—
Post-Termination Life Insurance	—	—	—	—	1,500	—	—	—
Executive Retirement Plan(7)	—	2,250,001	2,250,001	—	—	2,250,001	2,250,001	2,250,001
Other Benefits(8)	—	—	—	—	—	—	—	—
Total Benefits	—	2,250,001	2,250,001	—	84,456	2,250,001	2,250,001	2,250,001
280G or Other Tax Adjustment	—	—	—	—	—	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	2,111,765	2,111,765	—	2,111,765	2,111,765	2,111,765	2,111,765
Value of Accelerated Restricted Stock Units(10)	—	9,396,947	9,396,947	—	10,250,329	14,430,746	14,430,746	9,396,947
Total Value of Accelerated Equity Grants	—	11,508,712	11,508,712	—	12,362,094	16,542,511	16,542,511	11,508,712
Total Value of All Benefits	—	14,433,713	14,433,713	—	16,535,963	19,467,512	19,467,512	14,433,713

98	2026 Proxy Statement

Executive Compensation
Joseph M. Fitzgerald

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)
Cash Severance
Base Salary	—	—	—	—	1,800,002	—	—	—
Bonus	—	—	—	—	2,639,264	—	—	—
Pro rata Target Bonus(5)	—	810,001	810,001	—	810,001	810,001	810,001	810,001
Total Cash Severance	—	810,001	810,001	—	5,249,267	810,001	810,001	810,001
Benefits
Health and Welfare Benefits(6)	—	—	—	—	70,084	—	—	—
Post-Termination Life Insurance	—	—	—	—	1,816	—	—	—
Executive Retirement Plan(7)	—	2,700,003	2,700,003	—	—	2,700,003	2,700,003	2,700,003
Other Benefits(8)	—	—	—	—	—	—	—	—
Total Benefits	—	2,700,003	2,700,003	—	71,900	2,700,003	2,700,003	2,700,003
280G or Other Tax Adjustment	—	—	—	—	—	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	2,501,939	2,501,939	—	2,501,939	2,501,939	2,501,939	2,501,939
Value of Accelerated Restricted Stock Units(10)	—	12,375,971	12,375,971	—	13,442,747	18,717,396	18,717,396	12,375,971
Total Value of Accelerated Equity Grants	—	14,877,910	14,877,910	—	15,944,686	21,219,335	21,219,335	14,877,910
Total Value of All Benefits	—	18,387,914	18,387,914	—	21,265,853	24,729,339	24,729,339	18,387,914

2026 Proxy Statement	99

Executive Compensation
Daniel J. Brennan (11)

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)
Cash Severance
Base Salary	—	—	—	—	—	—	—	—
Bonus	—	—	—	—	—	—	—	—
Pro rata Target Bonus(5)	—	—	—	—	—	—	—	—
Total Cash Severance	—	—	—	—	—	—	—	—
Benefits
Health and Welfare Benefits(6)	—	—	—	—	—	—	—	—
Post-Termination Life Insurance	—	—	—	—	—	—	—	—
Executive Retirement Plan(7)	—	—	—	—	—	—	—	2,640,003
Other Benefits(8)	—	—	—	—	—	—	—	—
Total Benefits	—	—	—	—	—	—	—	2,640,003
280G or Other Tax Adjustment	—	—	—	—	—	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	—	—	—	—	—	—	2,715,068
Value of Accelerated Restricted Stock Units(10)	—	—	—	—	—	—	—	11,637,563
Total Value of Accelerated Equity Grants	—	—	—	—	—	—	—	14,352,631
Total Value of All Benefits	—	—	—	—	—	—	—	16,992,634

100	2026 Proxy Statement

Executive Compensation
Jeffrey B. Mirviss

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)
Cash Severance
Base Salary	—	—	—	—	1,410,001	—	—	—
Bonus	—	—	—	—	1,541,254	—	—	—
Pro rata Target Bonus(5)	—	528,750	528,750	—	528,750	528,750	528,750	528,750
Total Cash Severance	—	528,750	528,750	—	3,480,005	528,750	528,750	528,750
Benefits
Health and Welfare Benefits(6)	—	—	—	—	69,998	—	—	—
Post-Termination Life Insurance	—	—	—	—	1,416	—	—	—
Executive Retirement Plan(7)	—	2,115,002	2,115,002	—	—	2,115,002	2,115,002	2,115,002
Other Benefits(8)	—	—	—	—	—	—	—	—
Total Benefits	—	2,115,002	2,115,002	—	71,414	2,115,002	2,115,002	2,115,002
280G or Other Tax Adjustment	—	—	—	—	—	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	1,637,013	1,637,013	—	1,637,013	1,637,013	1,637,013	1,637,013
Value of Accelerated Restricted Stock Units(10)	—	7,804,440	7,804,440	—	8,298,448	11,001,483	11,001,483	7,804,440
Total Value of Accelerated Equity Grants	—	9,441,453	9,441,453	—	9,935,461	12,638,496	12,638,496	9,441,453
Total Value of All Benefits	—	12,085,205	12,085,205	—	13,486,880	15,282,248	15,282,248	12,085,205

2026 Proxy Statement	101

Executive Compensation
(1)Employees, including NEOs, are not entitled to any benefits upon termination for cause. All unvested equity awards, as well as all vested but unexercised stock options, are forfeited as of the date of termination for cause.
(2)No benefits were payable upon voluntary termination by our NEOs as of December 31, 2025, unless the NEO was retirement eligible. Messrs. Mahoney, Brown, Butcher, Fitzgerald, and Mirviss were retirement eligible as of December 31, 2025.
(3)Amounts in this column reflect benefits payable upon involuntary termination by the Company on December 31, 2025, excluding terminations for cause or in connection with a change in control. Amounts for Messrs. Mahoney, Brown, Butcher, Fitzgerald and Mirviss represent benefits payable under our 2025 ABP and Executive Retirement Plan, and such executives are therefore not eligible for severance benefits under our Severance Plan. Amounts for Mr. Monson represent benefits payable under our 2025 ABP and Severance Plan, subject to the terms of those plans, including the absence of comparable continued employment.
(4)All equity awards granted to our executives require both a change in control and subsequent termination without Cause or by the executive for Good Reason in order to accelerate vesting. However, if the surviving or acquiring entity in a change in control transaction does not provide for the substitution or assumption of outstanding equity awards, such awards will become fully vested upon the change in control. Amounts in the “Change in Control” column assume that the executive is not terminated following the change in control and that the surviving or acquiring entity provides for the substitution or assumption of outstanding equity awards. The Change in Control Agreements of our NEOs other than the CEO incorporate the Company’s 2022 reduction of the severance multiplier from three to two. Mr. Mahoney’s severance multiplier in the event of a change in control is three times his base salary and bonus. Amounts in the “Termination Following Change in Control” column represent benefits payable under our Change in Control Agreements following termination without Cause or resignation by the executive for Good Reason on December 31, 2025 in connection with, and within two years of, a change in control of the Company. For a further description of our Change in Control Agreements, please see Change in Control Agreements on page 92.
(5)Amounts in the “Pro rata Target Bonus” row reflect the assumed on-plan bonus under our 2025 ABP, which is equal to the incentive target amount under the plan, for each of our NEOs. For a further description of our 2025 ABP, please see Short-Term Incentives and Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2025 Annual Bonus Plan on pages 60 and 80, respectively.
(6)In determining the value of health and welfare benefits, we used the assumptions used for financial reporting purposes under GAAP.
(7)Amounts in the “Executive Retirement Plan” row reflect amounts earned under our Executive Retirement Plan, provided the NEO is eligible for benefits under the plan. In order to be eligible for benefits under the plan, the sum of an executive officer’s age and years of service must exceed 65, provided that the executive is at least 55 years old and has completed at least five years of service with us. Messrs. Mahoney, Brown, Butcher, Fitzgerald and Mirviss were eligible for benefits under the plan on December 31, 2025.
(8)Amounts in the “Other Benefits” row reflect payment of outplacement services under the Severance Plan.
(9)Amounts in the “Value of Accelerated Stock Options” row reflect the number of shares underlying in-the-money unvested stock options held by each NEO, multiplied by the difference between that option’s exercise price and $95.35 (the closing price of our common stock on the last trading day of 2025).
(10)Amounts in the “Value of Accelerated Restricted Stock Units” row reflect the value of the number of each NEO’s performance and service-based RSUs, the vesting of which would have accelerated as of December 31, 2025, calculated by multiplying the number of accelerated RSUs by $95.35 (the closing price of our common stock on the last trading day of the 2025).
In February 2023, each of our NEOs except for Mr. Monson, who was not an executive officer at such time, was awarded rTSR performance-based RSUs under our 2023 rTSR PSP, the attainment of which was based on the TSR of our common stock relative to the TSR of the common stock of the other companies in the S&P 500 Health Care Index over a three-year performance period. Our rTSR performance was ranked 95th percentile relative to that of the other companies in the S&P 500 Health Care Index over the performance cycle comprising the three-year period that ended December 31, 2025. Accordingly, in February 2026, the Compensation Committee determined that pursuant to the terms of the 2023 rTSR PSP, 200% of the target number of rTSR performance‐based RSUs had been earned based on the performance criteria under the program. As a result, 261,586 shares of common stock were delivered or otherwise made available to our NEOs under the 2023 rTSR PSP.
In February 2023, each of our NEOs except for Mr. Monson, who was not an executive officer at such time, was awarded ONSG performance-based RSUs under our 2023 ONSG PSP, the attainment of which was based on the performance of our ONSG against our financial plan over a three-year performance period that ended December 31, 2025. Accordingly, in February 2026, the Compensation Committee determined that pursuant to the terms of the 2023 ONSG PSP, 200% of the target number of rTSR performance‐based RSUs had been earned based on the performance criteria under the program. As a result, 261,586 shares of common stock were delivered or otherwise made available to our NEOs under the 2023 ONSG PSP.
In February 2024 and 2025, each of our NEOs except for Mr. Monson, who was not an executive officer at such time, was awarded rTSR performance-based RSUs under our 2024 and 2025 rTSR PSPs, respectively, the attainment of which will be based on the TSR of our common stock relative to the TSR of the common stock of the other companies in the S&P 500 Health Care Index over a three-year performance and service period (Performance Period). For a further description of our rTSR performance-based RSUs under the rTSR PSPs, please see Long-Term Incentives and Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2025 Relative Total Shareholder Return Share Program on page 81.

102	2026 Proxy Statement

Executive Compensation
In February 2024 and 2025, each of our NEOs except for Mr. Monson, who was not an executive officer at such time, was also awarded ONSG performance-based RSUs under our 2024 and 2025 ONSG PSP, the attainment of which will be based on the performance of our ONSG against our financial plan over a three-year performance period. For a further description of our ONSG performance-based RSUs under the ONSG PSPs, please see Long-Term Incentives and Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2025 Organic Net Sales Growth Share Program on page 82.
As reflected within the amounts in the “Value of Accelerated Restricted Stock Units” row, if a NEO’s employment was terminated without Cause or if the NEO resigned for Good Reason following a change in control on December 31, 2025, (a) the awards under our 2024 rTSR PSP would accelerate, subject to proration, with the resulting amount calculated based on the Company’s rTSR performance during the period beginning January 1, 2024 to December 31, 2025 as compared to the applicable peer group for that period, and (b) the awards under our 2025 rTSR PSP would be forfeited because the change in control did not occur after December 31 in the year of grant. Because we have not yet reached the end of the Performance Period for the awards under the 2024 and 2025 rTSR PSPs, we are unable to ascertain with certainty the value of the TSR performance-based RSUs that the NEOs would be entitled to in the event of retirement, death or disability on December 31, 2025. In such event, assuming that the Company’s performance at the end of the performance period is the same as for the one- and two-year periods ended December 31, 2025, the awards under each of our 2024 and 2025 rTSR PSPs would accelerate, subject to proration, with the resulting amounts calculated based on the Company’s rTSR performance during the one- and two-year periods beginning January 1, 2024 and January 1, 2025 and ended December 31, 2025, as compared to the applicable peer group for such period, respectively, except in the case of retirement, in which case the 2025 rTSR PSPs would be forfeited because the retirement occurred in the year of grant.
As reflected within the amounts in the “Value of Accelerated Restricted Stock Units” row, if a NEO’s employment was terminated without Cause or if the NEO resigned for Good Reason following a change in control on December 31, 2025, (a) the awards under our 2024 ONSG PSP would accelerate, subject to proration, with the resulting amount calculated based on the Company’s ONSG performance during the period beginning January 1, 2024 to December 31, 2025 as compared to the internal financial plan, and (b) the awards under our 2025 ONSG PSP would be forfeited because the change in control did not occur after December 31 in the year of grant. Because we have not yet reached the end of the performance period for the awards under the 2024 and 2025 ONSG PSPs, we are unable to ascertain with certainty the value of the ONSG performance-based RSUs that the NEOs would be entitled to in the event of retirement, death or disability on December 31, 2025. In such event, assuming that the Company’s performance at the end of the performance period is the same as for the one- and two-year periods ended December 31, 2025, the awards under each of our 2024 and 2025 ONSG PSPs would accelerate, subject to proration, with the resulting amounts calculated based on the Company’s ONSG performance during the one- and two-year periods beginning January 1, 2024 and January 1, 2025 and ended December 31, 2025, as compared to the internal financial plan, respectively, except in the case of retirement, in which case the 2025 ONSG PSPs would be forfeited because the retirement occurred in the year of grant.
For a discussion of how performance of our 2024 and 2025 rTSR PSPs and ONSG PSPs is currently tracking, please see the footnotes to the Outstanding Equity Awards At Fiscal Year End Table beginning on page 87.
(11)Mr. Brennan retired effective as of October 3, 2025. Accordingly, no additional equity vesting or severance benefits would be payable upon a change in control. Upon retirement, except for awards granted in fiscal year 2025, all outstanding stock options became fully vested and exercisable and time-based RSUs vested (subject to delayed settlement pursuant to Section 409A), the value of which is set forth above. Mr. Brennan also continues to hold outstanding performance-based equity awards granted in 2024 that remain subject to achievement of applicable performance conditions through the end of their respective performance periods. All awards granted in fiscal year 2025 were forfeited in accordance with the applicable plan and award agreements, and no portion of such awards vested. The amount shown reflects benefits paid under the Executive Retirement Plan.

2026 Proxy Statement	103

Executive Compensation
Grants of Certain Equity Awards
Under our Equity Grant Policy, annual equity awards for our employees, including our executives, are generally approved by our Compensation Committee at a regularly scheduled meeting, which occurs after the public release of year-end earnings. Such awards are effective on the date of approval or, for administrative reasons, shortly thereafter. Prior to approving any equity awards, including stock options, our Compensation Committee may consider the possible impact of any material nonpublic information on the value of such equity awards; our Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information, and the Company does not time the release of material nonpublic information based on equity award grant dates.
The following table contains information required by Item 402(x)(2) of Regulation S-K about stock options granted to the Company’s NEOs in the last completed fiscal year during the period from four business days before to one business day after the filing of the Company’s Annual Report on Form 10-K. The Company did not grant any stock options to NEOs of the Company in the last completed fiscal year during the period from four business days before to one business day after the filing of any of the Company’s Quarterly Reports on Form 10-Q, or the filing or furnishing of any Current Report on Form 8-K that discloses material nonpublic information.

Name	Grant Date	Number of Securities Underlying the Award (#)(1)	Exercise Price of Award ($/SH)	Grant Date Fair Value of the Award ($)(2)
Percentage Change in the Closing Market Price of the Securities Underlying the Award Between the Trading Day Ending Immediately Prior to the Disclosure of Material Nonpublic Information and the Trading Day Beginning Immediately Following the Disclosure of Material Nonpublic Information(3)

Michael F. Mahoney	2/13/2025	90,915	106.14	3,749,980	(0.41)%
Jonathan R. Monson	2/13/2025	7,165	106.14	295,535	(0.41)%
Vance R. Brown	2/13/2025	11,515	106.14	474,960	(0.41)%
Arthur C. Butcher	2/13/2025	23,031	106.14	949,962	(0.41)%
Joseph M. Fitzgerald	2/13/2025	28,789	106.14	1,187,463	(0.41)%
Daniel J. Brennan	2/13/2025	23,031	106.14	949,962	(0.41)%
Jeffrey B. Mirviss	2/13/2025	13,334	106.14	549,989	(0.41)%
(1)Our NEOs’ 2025 long-term incentive awards were granted on February 13, 2025. The stock options have an exercise price of $106.14 per share, the closing price of our common stock on the date of grant.
(2)The amounts in this column have been determined in accordance with FASB ASC Topic 718. See footnotes 2 and 3 to the Summary Compensation Table for a description of the assumptions used in determining the grant date fair value of these awards beginning on page 76.
(3)The Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 on February 18, 2025.

104	2026 Proxy Statement

Executive Compensation
CEO Pay Ratio
We strive to pay our employees competitively compared to similar positions in the applicable labor market. We follow that approach worldwide, whether for an executive position or an hourly job at a local facility. We take into account location, job level and pay grade, time with us and time in current role, experience and skill set, and adjust compensation annually to match the applicable market. By doing so, we believe we maintain a high-quality, stable workforce. We determined the compensation we paid to the median employee in accordance with this philosophy.
Under rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to calculate and disclose the total compensation paid to our median employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to Michael F. Mahoney, our CEO. The following paragraphs describe our methodology and the resulting CEO Pay Ratio.
For 2025, our last completed fiscal year:
•the annual total compensation of the employee identified at median of our Company (other than our CEO), was $67,539; and
•the annual total compensation of our CEO was $23,532,050.
Based on this information, for 2025, the ratio of the annual total compensation of our CEO to the total annual compensation of our median employee is estimated to be approximately 348 to 1.
The pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. The SEC rules for identifying the “median employee” and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported by us, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.
To identify the median of the annual total compensation of all our employees and the annual total compensation of the median employee, the methodology and the material assumptions, adjustments and estimates that we used were as follows:
•The median employee who was used for purposes of calculating the CEO Pay Ratio for 2025 is the same employee whom we identified for the CEO Pay Ratio disclosure for 2023 on December 25, 2023. There has been no change in our employee population or employee compensation arrangements since that median employee was identified that we believe would materially affect our pay ratio disclosure. With respect to the annual total compensation of the “median employee,” we identified and calculated the elements of such employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $67,539. We calculated the median employee’s actual salary for the 12-month period ended December 31, 2025. In addition, the median employee’s total compensation for 2025 includes a bonus that was paid in early 2026, Company matching contributions to the employee’s 401(k) plan, and premiums and the imputed income for Company-paid term life insurance; and
•With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column for 2025 in the Summary Compensation Table on page 76 of this Proxy Statement.

2026 Proxy Statement	105

Equity Compensation Plans
The following table summarizes information as of December 31, 2025 relating to our equity compensation plans pursuant to which grants of stock options, restricted stock awards or other rights to acquire shares may be granted from time to time.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders(1)	24,406,005	$48.02	(2)	47,564,400	(3)
Equity compensation plans not approved by security holders(4)	—	—		—
Total	24,406,005	$48.02		47,564,400
(1)Amounts in columns (a) and (b) include outstanding options under our 2011 LTIP. The amount in column (a) also includes 8,148,598 shares awarded under our 2011 LTIP in the form of service‐based RSUs, Company performance‐based RSUs and restricted stock. Of such amount, approximately 1,833,220 shares are issuable upon settlement of outstanding Company performance‐based RSUs. Shares underlying the 2023, 2024 and 2025 rTSR performance‐based RSUs are earned over a three‐year performance and service period. The 2023 rTSR performance‐based RSUs have been included based on actual performance. The 2024 rTSR and 2025 rTSR performance‐based RSUs have been included assuming maximum achievement of the Company performance criteria and achievement of the individual service criteria of the program (200% of the target units awarded). We have included the number of shares underlying the maximum number of units in column (a) for both the 2024 rTSR and 2025 rTSR because the Company’s rTSR performance during the two‐year period from January 1, 2024 through December 31, 2025 under the 2024 rTSR PSP and the one-year period from January 1, 2025 through December 31, 2025 under the 2025 rTSR PSP were between target and maximum level of performance under the program. The 2023 ONSG performance‐based RSUs have been included based on actual performance. The 2024 ONSG and 2025 ONSG performance-based RSUs have been included assuming maximum achievement of the plan criteria and achievement of the individual service criteria of the program (200% of the target units awarded). We have included the number of shares underlying the maximum number of units in column (a) for both the 2024 ONSG and 2025 ONSG performance-based RSUs because the Company’s ONSG performance during the two-year period from January 1, 2024 through December 31, 2025 under the 2024 ONSG PSP and one-year period from January 1, 2025 through December 31, 2025 under the 2025 ONSG PSP were between target and maximum level of performance under the program.
(2)This number excludes 8,148,598 shares in the form of service‐based RSUs, Company performance‐based RSUs and restricted stock granted pursuant to our equity plans included in column (a). These awards allow for the distribution of shares to the grant recipient upon vesting and do not have an associated exercise price. Accordingly, these awards are not reflected in the weighted‐average exercise price.
(3)This number includes, as of December 31, 2025, the 43,746,529 shares available for issuance under our 2011 LTIP and 3,817,871 shares available for purchase by our employees under our Employee Stock Purchase Plan, which are not available for grant in any other form.
(4)We have acquired a number of companies over the past several years. From time to time, we have assumed the acquired company’s incentive plan(s), including the outstanding stock options and warrants, if any, granted under those plan(s). No further stock options are outstanding under assumed plans and no additional stock options may be granted under the assumed plans beyond those assumed in connection with the acquisitions. Assumed stock options that terminate prior to expiration are not available for re-grant.

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Pay Versus Performance
This section should be read in conjunction with the Compensation Discussion & Analysis section of this Proxy Statement, which includes additional discussion of the objectives of our executive compensation program and how they are aligned with the Company's financial and operational performance.
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) (CAP) and certain financial performance measures of the Company. For further information concerning our pay-for-performance strategy and how we align executive compensation with the Company’s performance, refer to the Compensation Discussion & Analysis section beginning on page 48 of this Proxy Statement.
Pay Versus Performance Table

Year(1)	Summary Compensation Table Total for CEO/PEO ($)	Compensation Actually Paid to CEO/PEO ($)(2)	Average Summary Compensation Table for Non-PEO Named Executive Officers ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(3)	Value of Initial Fixed $100 Investment Based On:		Net Income ($ millions)	Adjusted Net Sales ($ millions)(5)
					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(4)
2025	23,532,050	32,971,714	5,837,482	5,907,746	265.23	148.36	2,892	19,931
2024	21,420,801	65,818,468	5,515,833	15,177,435	248.46	129.46	1,846	16,741
2023	18,723,735	38,596,387	4,865,206	9,121,400	160.81	126.21	1,592	14,257
2022	16,941,961	21,632,710	4,884,001	5,984,751	128.71	123.67	698	13,206
2021	16,064,039	20,440,299	3,905,481	4,972,710	118.16	126.13	1,041	11,646
(1)The CEO/PEO and NEO/Non-PEO Named Executive Officers included in the above compensation columns reflect the following:

Year	CEO/PEO	Non-PEO NEOs
2025	Michael F. Mahoney	Jonathan R. Monson, Vance R. Brown, Arthur C. Butcher, Joseph M. Fitzgerald, Daniel J. Brennan and Jeffrey B. Mirviss
2024	Michael F. Mahoney	Daniel J. Brennan, Arthur C. Butcher, Joseph M. Fitzgerald, and Jeffrey B. Mirviss
2023	Michael F. Mahoney	Daniel J. Brennan, Arthur C. Butcher, Joseph M. Fitzgerald, and Jeffrey B. Mirviss
2022	Michael F. Mahoney	Daniel J. Brennan, Arthur C. Butcher, Joseph M. Fitzgerald, and Jeffrey B. Mirviss
2021	Michael F. Mahoney	Daniel J. Brennan, Joseph M. Fitzgerald, Jeffrey B. Mirviss and David A. Pierce

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Pay Versus Performance
(2)"Compensation Actually Paid" to the CEO/PEO reflect the following adjustments from the amount reported in the “Total” compensation column of the Summary Compensation Table on page 76 of this Proxy Statement.

Adjustments to Determine Compensation “Actually Paid” for CEO/PEO	2025 ($)	2024 ($)	2023 ($)	2022 ($)	2021 ($)
Total Reported in Summary Compensation Table	23,532,050	21,420,801	18,723,735	16,941,961	16,064,039
Less Change in Actuarial Present Value reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” Column of the SCT	441,611	291,666	291,667	376,667	360,000
Plus “Service Cost” for Pension Plans	—	—	—	—	—
Less Amounts Reported under the “Stock Awards” Column of the SCT	13,608,056	12,229,998	10,472,753	9,924,100	9,126,292
Less Amounts Reported under the “Option Awards” Column of the SCT	3,749,980	3,562,493	3,124,984	2,874,985	2,749,999
Plus the Fair Value of Awards Granted during covered year that Remain Unvested as of Year-end	17,194,877	30,707,960	22,483,365	13,748,034	14,273,008
Plus the Change in Fair Value from prior Year-end to current Year-end of Awards Granted prior to covered year that were Outstanding and Unvested as of Year-end	3,798,313	26,602,863	11,223,191	4,283,677	2,596,137
Plus the Change in Fair Value from prior Year-end to Vesting Date of Awards Granted prior to covered year that Vested during covered year	6,246,121	3,171,001	55,500	315,254	903,733
Less the Fair Value as of prior Year-End of Awards Granted prior to covered year that were Forfeited during covered year	—	—	—	480,464	1,160,327
Total Adjustments	9,439,664	44,397,667	19,872,652	4,690,749	4,376,260
Compensation Actually Paid	32,971,714	65,818,468	38,596,387	21,632,710	20,440,299

*Compensation Actually Paid” does not correlate to the total amount of cash or equity compensation realized during each fiscal year and is different from “realizable” or “realized” compensation as reported in the Compensation Discussion & Analysis section of this Proxy Statement. Instead, it is a nuanced calculation that includes the increase or decrease in value of certain elements of compensation over each fiscal year, including compensation granted in a prior year, in accordance with Item 402(v) of Regulation S-K. The amount of compensation ultimately received may, in fact, be different from the amounts disclosed in these columns of the Pay Versus Performance Table.

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Pay Versus Performance
(3)The average "Compensation Actually Paid" to the Non-PEO NEOs reflect the following adjustments from the amount reported in the “Total” compensation column of the Summary Compensation Table on page 76.

Adjustments to Determine Average Compensation “Actually Paid” for Non-PEO NEOs	2025 Average ($)	2024 Average ($)	2023 Average ($)	2022 Average ($)	2021 Average ($)
Total Reported in Summary Compensation Table	5,837,482	5,515,833	4,865,206	4,884,001	3,905,481
Less Change in Actuarial Present Value reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” Column of the SCT	399,721	145,042	121,759	122,326	59,942
Plus “Service Cost” for Pension Plans	6,153	16,633	15,308	16,435	—
Less Amounts Reported under the “Stock Awards” Column of the SCT	2,757,988	2,660,420	2,324,937	2,180,154	1,918,553
Less Amounts Reported under the “Option Awards” Column of the SCT	880,357	774,991	693,748	693,740	578,120
Plus the Fair Value of Awards Granted during covered year that Remain Unvested as of Year-end	2,814,717	6,680,034	4,991,284	3,103,987	3,000,519
Plus the Change in Fair Value from prior Year-end to current Year-end of Awards Granted prior to covered year that were Outstanding and Unvested as of Year-end	159,452	5,867,592	2,367,857	1,004,348	636,900
Plus the Change in Fair Value from prior Year-end to Vesting Date of Awards Granted prior to covered year that Vested during covered year	1,128,008	677,794	22,189	65,014	208,010
Less the Fair Value as of prior Year-End of Awards Granted prior to covered year that were Forfeited during covered year	—	—	—	92,814	221,585
Total Adjustments	70,264	9,661,602	4,256,194	1,100,750	1,067,229
Compensation Actually Paid	5,907,746	15,177,435	9,121,400	5,984,751	4,972,710
“Compensation Actually Paid” does not correlate to the total amount of cash or equity compensation realized during each fiscal year and is different from “realizable” or “realized” compensation as reported in the Compensation Discussion & Analysis section of this Proxy Statement. Instead, it is a nuanced calculation that includes the increase or decrease in value of certain elements of compensation over each fiscal year, including compensation granted in a prior year, in accordance with Item 402(v) of Regulation S-K. The amount of compensation ultimately received may, in fact, be different from the amounts disclosed in these columns of the Pay Versus Performance Table.
(4)We selected the Standard & Poor’s (S&P) 500 Health Care Index (referred to herein as the “Health Care Index”) as our peer group for purposes of this disclosure, which was comprised of 60-64 companies for the years 2021 through 2025 included in the S&P 500 that are classified as members of the GICS® Health Care sector primarily engaged in Health Care Equipment and Services, Pharmaceuticals, Biotechnology and Life Sciences, including the Company and other mid-cap and large-cap healthcare companies. The Health Care Index is the same performance peer group selected by the Compensation Committee for determining the achievement of targets of TSR performance-based RSUs granted to our NEOs, including our CEO, between 2021 and 2025. See Long Term Incentives on page 66 for additional information.
(5)Adjusted Net Sales represents the most important financial performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link CAP to our NEOs, including our CEO, for the most recently completed fiscal year to the Company’s performance. Adjusted Net Sales is a non-GAAP financial measure. For a reconciliation of Adjusted Net Sales to the most directly comparable GAAP financial measure and insight into how Adjusted Net Sales is considered by management, please see Annex A to this Proxy Statement.

2026 Proxy Statement	109

Pay Versus Performance
Analysis of the Information Presented in the Pay Versus Performance Table
As described in more detail in the Compensation Discussion & Analysis section of this Proxy Statement, the Company’s executive compensation program reflects our commitment to pay-for-performance. We selected Adjusted Net Sales as our Company Selected Measure for purposes of evaluating Pay Versus Performance because it is a key performance metric within our 2025 ABP and underlying factor in achieving the performance targets for our long-term incentive compensation programs. While the Company utilizes several performance measures to align executive compensation with Company performance, not all such measures are presented in the Pay Versus Performance Table above. In accordance with Item 402(v) of Regulation S-K, we are providing the following graphic depictions of the relationships between information presented in the Pay Versus Performance Table.
CAP and TSR
The graph below shows the relationship between (i) the five-year total return to stockholders on our common stock and the return on the Health Care Index, in each case assuming $100 was invested in our common stock and in the Health Care Index on December 31, 2020 and that any dividends were reinvested, and (ii) the CAP for our CEO/PEO and the average CAP for our non-PEO NEOs for each of 2021 through 2025.
Relationship Between Compensation Actually Paid and Company/Peer Group Total Shareholder Return

110	2026 Proxy Statement

Pay Versus Performance
CAP and Net Income
The graph below shows the relationship between our net income and the CAP for our CEO/PEO and the average CAP for our non-PEO NEOs for each of 2021 through 2025.
Relationship Between Compensation Actually Paid and Net Income
CAP and Adjusted Net Sales
The graph below shows the relationship between our Adjusted Net Sales and the CAP for our CEO/PEO and the average CAP for our non-PEO NEOs for each of 2021 through 2025.
Relationship Between Compensation Actually Paid and Adjusted Net Sales

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Pay Versus Performance
Pay Versus Performance Tabular List of Most Important Financial Performance Measures for All NEOs for Fiscal Year 2025
As described in greater detail in the Compensation Discussion & Analysis section of this Proxy Statement, the Company’s executive compensation program reflects a pay-for performance philosophy. We utilize metrics for our short- and long-term incentive compensation programs based on an objective of driving profitable growth and increasing shareholder value. Listed below are the financial and non-financial performance measures which in our assessment represent the most important performance measures we used to link CAP to our NEOs, including our CEO, for 2025, to Company performance.

Adjusted Net Sales*
Adjusted EPS*
Adjusted OIM*
Organic Net Sales Growth*
Relative Total Shareholder Return
*    Adjusted Net Sales, Adjusted EPS, Adjusted OIM and Organic Net Sales Growth are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures and insight into how these non-GAAP financial measures are considered by management, please see Annex A to this Proxy Statement.

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Proposal 2: Advisory Vote to Approve the Compensation of our Named Executive Officers

Our Board of Directors unanimously recommends that you vote “FOR” the approval of the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K.
Vote Required: Majority of votes cast

Summary
Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of the NEOs (the “say-on-pay” advisory vote) as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. At our 2023 Annual Meeting of Stockholders, a majority of our stockholders voted, on a non-binding, advisory basis, to hold the “say-on-pay” advisory vote every year, and our Board subsequently determined that the Company will do so until the next required vote on the frequency of such “say-on-pay” advisory vote occurs at the 2029 annual meeting of stockholders. We expect the next “say-on-pay” advisory vote to be held at our 2029 Annual Meeting of Stockholders.
As described in the Compensation Discussion & Analysis section of this Proxy Statement, our executive compensation philosophy is to provide appropriate, competitive compensation opportunities to our executives with actual pay outcomes heavily influenced by the achievement of Company performance targets and individual performance objectives (in other words, “pay for performance”) in support of our business strategy and creation of long-term stockholder value.
Executive Compensation Program Best Practices
Our Compensation Committee believes a strong foundation for our compensation program is necessary to execute our executive compensation philosophy effectively. The following key aspects of executive compensation best practices serve as the foundation for our compensation program:

What We Do

  Use mix of short- and long-term incentive compensation, and emphasize long-term.
   Use mix of fixed and variable compensation, and emphasize variable, at-risk performance-based compensation.
   Employ a “double-trigger” (both a change in control and termination without cause or resignation for good reason) for cash payments and accelerated vesting of equity awards where the surviving or acquiring entity substitutes or assumes outstanding equity awards.
   Maintain stock ownership guidelines for executives and directors.

   Maintain discretionary and Dodd-Frank clawback policies for the recovery of all or a portion of certain incentive compensation awards under certain circumstances.
   Analyze internal pay equity in formulating compensation decisions.
   Compare practices, levels, and mix of compensation against peer group companies.
   Engage an independent compensation consultant reporting directly to the Compensation Committee.
   Assess risk of incentive compensation policies and programs.

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Proposal 2

What We Don’t Do

Do not provide income tax gross-ups (except on relocation benefits). Do not provide any excise tax gross-ups on severance or other payments in the event of a change in control.	Do not permit pledging or hedging of the economic value of our common stock by our executives or directors. Do not permit repricing of underwater stock options without stockholder approval.

Pay for Performance
We believe our emphasis on at-risk, performance-based incentive compensation — consisting of our ABP awards and long-term equity awards — aligns our executives with our business strategy and the short- and long-term interests of our stockholders, providing “pay for performance” and putting a significant portion of our executives’ pay “at risk.”
A Significant Portion of Our NEOs’ 2025 Target TDC is At-Risk, Performance-Based Compensation
Our Compensation Committee ties a significant portion of the primary elements of our executives’ target TDC to at-risk, performance-based incentive opportunities. For 2025, approximately 92.3% of the target value of the primary elements of TDC for our CEO and approximately 83.6% of the target value of the primary elements of TDC for our other NEOs, as a group, consisted of at-risk, performance-based incentive compensation. For additional details and a breakdown of at-risk, performance-based incentive compensation, please see pages 54 and 59 of the Compensation Discussion & Analysis section of this Proxy Statement.
Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, compensation tables and narrative discussion.”
While the vote is advisory in nature, which means that it is non-binding on us, our Board, and its Compensation Committee, values the opinions of our stockholders and will take into consideration the outcome of the vote when considering future executive compensation arrangements. We currently conduct annual advisory votes on executive compensation and intend to hold the next advisory vote to approve the compensation of the NEOs at our 2027 Annual Meeting of Stockholders.

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Audit Committee Report
The Audit Committee oversees our Company’s financial reporting process on behalf of the Board and has other responsibilities as set forth in the Audit Committee charter, which is available on our website at https://investors.bostonscientific.com/environmental-social-governance/governance-overview.
Management has the primary responsibility for our Company’s financial statements and reporting process, including the systems of internal controls. Ernst & Young LLP (Ernst & Young), our independent registered public accounting firm for fiscal year 2025, is responsible for expressing an opinion on the conformity of our Company’s audited financial statements with generally accepted accounting principles and on our Company’s internal control over financial reporting.
In fulfilling its oversight responsibilities, the Audit Committee reviewed with management and Ernst & Young the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, including a discussion about the quality, not just the acceptability, of our Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements, and Ernst & Young’s evaluation of the Company’s internal control over financial reporting.
The Audit Committee also discussed with Ernst & Young the matters that are required to be discussed by the Public Company Accounting Oversight Board’s Auditing Standard No. 1301, Communications with Audit Committees. Ernst & Young has also provided the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Ernst & Young that firm’s independence. The Audit Committee has concluded that Ernst & Young’s provision of audit and non-audit services to the Company and its affiliates is compatible with Ernst & Young’s independence.
The Audit Committee further discussed with the Company’s internal auditors and Ernst & Young the overall scope and plans for their respective audits. The Audit Committee meets at least quarterly with the internal auditors and Ernst & Young, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2025, which has been filed with the SEC. The Audit Committee has also approved the selection of Ernst & Young as the Company’s independent registered public accounting firm for fiscal year 2026.
This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company with the SEC, except to the extent that the Company specifically incorporates this Report by reference into another Company filing.
THE AUDIT COMMITTEE*
David S. Wichmann, Chair
David C. Habiger
Edward J. Ludwig
Susan E. Morano
Cathy R. Smith
*Cathy R. Smith was appointed to the Audit Committee on February 23, 2026, and did not participate in the reviews and discussions described in the Audit Committee Report prior to such date.

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Proposal 3: Ratification of Appointment of our Independent Registered Public Accounting Firm

Our Board unanimously recommends that you vote “FOR” the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the 2026 Fiscal Year.
Vote Required: Majority of votes cast

The Audit Committee of the Board has appointed Ernst & Young LLP as our independent registered public accounting firm for the 2026 fiscal year. The Audit Committee is directly responsible for approving the appointment, retention and compensation, and for the oversight of the work of our independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Ernst & Young LLP has been retained as the Company’s external auditor continuously since 1992.
The Audit Committee is responsible for audit fee negotiations associated with the Company’s retention of Ernst & Young LLP. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm. In conjunction with the mandated rotation of the Audit Firm’s lead engagement partner, the Audit Committee and its chair are directly involved in the selection of Ernst & Young LLP’s new lead engagement partner.
In making its determination regarding whether to appoint or retain a particular independent registered public accounting firm, the Audit Committee takes into account the views of management and our internal auditors, and will take into account the vote of our stockholders with respect to the ratification of the selection of our independent registered public accounting firm. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its investors.
Representatives of Ernst & Young LLP are expected to virtually attend the Annual Meeting and respond to questions and, if they desire, make a statement.
Principal Accountant Fees
The following table presents the aggregate fees billed for professional services rendered by Ernst & Young LLP for the fiscal years ended December 31, 2024 and December 31, 2025.

Type of Fees	2024	2025
Audit Fees(1)	$16,524,000	$17,995,000
Audit-Related Fees(2)	817,000	925,000
Tax Fees(3)	165,000	255,000
All Other Fees(4)	—	—
Total	$17,506,000	$19,175,000
(1)Audit fees are fees for professional services rendered in connection with the audit of our consolidated financial statements (including an assessment of our internal control over financial reporting) included in Item 8 of our Annual Reports on Form 10-K, reviews of our condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q, statutory filings and registration statements.

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Proposal 3
(2)Audit-related fees are fees for services related to employee benefit plan audits, accounting consultation, carve out audits, and compliance with regulatory requirements.
(3)Tax fees are for services related to tax compliance, tax planning and tax advice. These services included international corporate tax return compliance, annual domestic tax return compliance for employee benefit plans, foreign country tax planning with respect to global stock option and employee stock purchase programs and stock programs, assistance filing advanced pricing agreements with tax authorities, assistance related to foreign tax authority transfer pricing inquiries and domestic and international tax technical advice.
(4)Ernst & Young LLP did not provide any “other services” during the period.
Audit Committee’s Pre-Approval Policy
It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit-related, tax and any other services to be provided by our independent registered public accounting firm. In situations where it is not possible to obtain full Audit Committee approval, the Audit Committee has delegated authority to the Chair of the Audit Committee to grant pre-approval of auditing, audit-related, tax and all other services. Any pre-approved decisions by the Chair are required to be reviewed with the Audit Committee at its next scheduled meeting. The Audit Committee approved all of Ernst & Young LLP’s services for 2024 and 2025 and, in doing so, considered whether the provision of such services is compatible with maintaining independence.

2026 Proxy Statement	117

Proposal 4: Amend Our Employee Stock Purchase Plan to Increase the Number of Shares Reserved for Issuance

Our Board unanimously recommends that you vote “FOR” the ESPP Share Increase Amendment Vote Requirement: Majority of votes cast

Our Board has approved, adopted and declared advisable an amendment and restatement of our Employee Stock Purchase Plan that would increase the maximum number of shares of our common stock available for issuance under the Employee Stock Purchase Plan by 10 million shares, and unanimously recommends that our stockholders approve this Proposal 4 to adopt such amendment.
Background
We offer eligible employees the opportunity to purchase shares of our common stock under our Employee Stock Purchase Plan, as amended and restated effective as of July 1, 2022 (the ESPP). The purpose of the ESPP is to encourage ownership of Boston Scientific common stock by our employees. The ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the Code). Eligible employees outside of the United States employed by designated subsidiaries of Boston Scientific may also participate in the ESPP, but outside the scope of Section 423 of the Code. All shares issued under the ESPP, whether within or outside the scope of Section 423(b) of the Code, reduce the number of shares reserved for issuance under the ESPP.
As a result of strong employee participation in the ESPP, the number of shares reserved for issuance under the ESPP, which was last increased in 2022, is nearly exhausted. Management has expressed its desire to continue to offer the ESPP to our employees, and on February 19, 2026, our Board approved an amended and restated ESPP that increases the maximum number of shares of our common stock available for issuance under the ESPP from 60,000,000 shares to 70,000,000 shares, subject to stockholder approval. The ESPP has also been amended to authorize the Compensation Committee to make amendments to the Plan and to reflect housekeeping revisions. We believe that continuing to offer eligible employees the opportunity to purchase shares of our common stock helps to align employee and stockholder interests in creating long-term value, and supports high performance by giving employees an opportunity to share in Boston Scientific’s success. At the Annual Meeting, stockholders are being asked to approve the amended and restated ESPP, a copy of which is attached to this Proxy Statement as Annex D.
Summary of the Amended and Restated ESPP
The following is a summary of the material terms and conditions of the ESPP, as amended and restated. This summary does not purport to be a complete description of all provisions of the amended and restated ESPP and is qualified in its entirety by reference to the amended and restated ESPP, which is attached to this Proxy Statement as Annex D. In the following discussion, we refer to the ESPP, both in its current version and as amended by this Proposal, as the ESPP.

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Proposal 4
The ESPP became effective on July 1, 2006 following its adoption by the Board of Directors on February 28, 2006 and approval by stockholders on May 9, 2006. The ESPP was amended and restated effective July 1, 2014 following approval by stockholders on May 6, 2014, November 15, 2018, effective as of January 1, 2019 and July 1, 2022 following approval by stockholders on May 5, 2022. Up to 60,000,000 shares of common stock have been authorized for issuance under the ESPP. If this Proposal 4 is approved by our stockholders at the Annual Meeting, an additional 10,000,000 shares of common stock will be available for issuance under the ESPP, for a total of 70,000,000 shares of common stock, subject to adjustment in the case of any change in the Company’s capitalization, including by reason of a stock split, stock dividend, consolidation, merger, reorganization or other change.
Effective Date and Term. If approved at the Annual Meeting, the amended and restated ESPP will become effective as of July 1, 2026 and has no set term. The ESPP will expire upon the issuance of all shares approved for issuance unless terminated earlier by our Board of Directors.
Administration. The ESPP is administered by the Compensation Committee, which has the authority and discretion, among other things, to interpret the ESPP, prescribe, amend and rescind rules and regulations relating to the ESPP, resolve all disputes arising under the ESPP, determine which related corporations may participate in the ESPP and as of what date, determine the terms under which shares of Boston Scientific’s common stock may be purchased under the ESPP, designate the subsidiaries that will participate in the offering of shares under the ESPP intended to qualify under Section 423 of the Code and the subsidiaries or affiliates that will participate in offerings not intended to so qualify, establish sub‐plans to provide additional flexibility to further facilitate compliance with laws or considerations applicable outside of the United States, and make all other determinations necessary or advisable for the administration of the ESPP. The Compensation Committee may delegate to certain of our executive officers and employees, to the extent permitted by applicable laws, its authority, responsibility and discretion under the ESPP to, among other things, administer the day‐to‐day operation of the ESPP, and designate the subsidiaries that will participate in the offerings intended to qualify under Section 423 of the Code and the subsidiaries or affiliates that will participate in non‐qualifying offerings.
Eligibility. Currently, an employee will generally be eligible to purchase Boston Scientific common stock under the ESPP upon the completion and submission of an enrollment agreement if such employee is customarily employed by Boston Scientific or a designated related corporation for twenty or more hours per week, subject to the limitations described below under “Special Limitations.” Employees participate in the ESPP by electing payroll deductions that accumulate to purchase shares of Boston Scientific common stock at a discount. Non‐employee directors are not eligible to participate in the ESPP. As of December 31, 2025, 57,889 employees were eligible to participate in the ESPP.
Employees, including employee-directors and executive officers, are eligible to participate in the ESPP, subject to the eligibility criteria discussed above. Accordingly, our Chairman and CEO, each other executive officer and each person who previously served as an executive officer during 2025 and remains employed by Boston Scientific has an interest in this proposal.
Offering Periods/Purchase Period. The ESPP is currently implemented by way of contemporaneous and consecutive offering and purchase periods that are six‐months long (each an Offering Period) which commence on each January 1 and July 1 of each calendar year, during which period payroll deductions are accumulated under the ESPP. The ESPP provides for the authority to implement the ESPP by way of multiple purchase periods within an offering period not to exceed 27 months and through overlapping offering periods.
Purchase Price and Amount of Stock. When an employee enrolls in the ESPP, the employee receives an option to purchase shares of Boston Scientific common stock on the last day of the relevant Offering Period at the Option Price per share. Unless determined otherwise by the Compensation Committee, the “Option Price” for each Offering Period shall be an amount equal to the lesser of (i) 85% of the fair market value per share of Boston Scientific common stock on the first trading day of the Offering Period, or (ii) 85% of the fair market value per share of Boston Scientific common stock on the last trading day of the Offering Period (provided the Option Price shall not be less than the lesser of such two prices). The number of shares of Boston Scientific common stock (including interests in fractional shares facilitated through stock plan broker) a participant will be able to purchase will generally be equal to the participant’s payroll deductions during the Option Period, divided by the Option Price, subject to the limitations described below under “Special Limitations.” On March 6, 2026, the closing price of a share of Boston Scientific’s common stock on the New York Stock Exchange was $ .

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In the event that the total number of shares of common stock that participants elect to purchase under the ESPP exceeds the total number of shares available under the ESPP, the number of shares that each participant is permitted to purchase will be decreased pro rata based on the participant’s accumulated payroll deductions in relation to all accumulated payroll deductions being withheld under the ESPP, and any remaining payroll deductions will be refunded to such participant.
Payroll Deductions and Withdrawal. Options are exercisable on the last business day of each Offering Period through the accumulation of payroll deductions. Eligible employees can select payroll deduction rates in 1% increments from 1% to 10% of their compensation (or such other minimum or maximum determined by the Compensation Committee), which generally includes base salary or wages, bonus payments, commissions, short‐term disability payments or wage or salary substitution payments. No interest accrues on payroll deductions. Any enrollment by an eligible employee in effect for an Offering Period will remain in effect for subsequent Offering Periods unless the employee actively withdraws by submitting a request to discontinue payroll deductions or modify the payroll deductions or ceases to be eligible to participate in the ESPP. After the commencement of an Offering Period, a participant will not be permitted to change his or her payroll deductions during that Offering Period; provided, however, that a participant may elect to discontinue their payroll deductions at any time during an Offering Period up to ten business days before the end of the Offering Period (or such other period as may be established by the Compensation Committee). In the event that a participant’s employment is terminated for any reason prior to the last day of an Offering Period, no shares will be purchased and all accumulated payroll deductions will be returned to the participant.
Special Limitations. The ESPP imposes certain limitations upon a participant’s right to acquire Boston Scientific common stock, including the following:

•A participant is not eligible to receive an option to purchase stock under the ESPP if, after the grant of the option, the employee would own common stock constituting 5% or more of the total combined voting power or value of all classes of stock of Boston Scientific or any related corporation.
•A participant cannot be granted an option to purchase stock under the ESPP if such participant’s rights to purchase Boston Scientific common stock under all employee stock purchase plans of Boston Scientific and any related corporation accrue at a rate which exceeds $25,000 of the fair market value of Boston Scientific common stock (determined at the time each option is granted) for each calendar year in which such option is outstanding at any time.
•A participant may not purchase stock pursuant to an option under the ESPP in excess of 10,000 shares per Offering Period (or such other maximum that may be established by the Compensation Committee prior to an offering period).
The Compensation Committee may establish additional limitations for accounting (or any other reason) on the number of shares of our common stock available for purchase by eligible employees from time to time or with respect to one or more Offering Periods.
Non-Section 423 Component. The ESPP provides for the grant of options that are not intended qualify under Section 423 of the Code to facilitate the participation of eligible employees of designated subsidiaries of Boston Scientific outside the United States in accordance with local laws, rules or regulations. The ESPP authorizes the Compensation Committee or its designees to further amend the terms of the ESPP or an option under the ESPP, in order to reflect the impact of local law. Offerings under the non‐Section 423 component are generally subject to the same terms and conditions applicable to offerings under the Section 423 component, including the maximum purchase price discount, the maximum number of shares that may be purchased by a participant, including during an offering period. Slightly more than half of our eligible employees are designated as participants in the non‐Section 423 component of the ESPP.
Transferability of Options and Termination of Employment. Options granted under the ESPP are not transferable and, during the lifetime of the optionee, may not be exercised by anyone other than the participant. All unexercised options to purchase shares will terminate upon termination of employment of a participant, and any accumulated payroll deductions of the participant will be refunded in cash as soon as administratively practicable.
Restrictions on Shares Acquired under ESPP. Under the terms of the ESPP, shares of Boston Scientific common stock purchased under the ESPP may not be assigned, transferred, pledged, or otherwise disposed of, except by will or under the laws of descent or distribution, until the date which is three months after the last day of the Offering Period in which they were purchased (or the date of death of the optionee, if earlier).

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Change in Control. In the event of a “Change in Control” (as defined in the ESPP), each outstanding option will be equitably adjusted and assumed or an equivalent purchase right substituted by the successor company or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute the purchase right or is not a publicly traded corporation, the offering period then in progress will be shortened by setting a new purchase date before the date of the proposed Change in Control, as of which date the offering period will end.
Amendments and Termination of ESPP. The Board may terminate the ESPP and the Board and the Compensation Committee may amend the ESPP at any time; provided, however, that the Board and the Compensation Committee may not, without approval by the stockholders of Boston Scientific in a manner satisfying the requirements of Section 423 of the Code or applicable stock exchange rules, increase the maximum number of shares of Boston Scientific common stock available for purchase under the ESPP or other amendments requiring stockholder approval. In addition, no termination or amendment of the ESPP may adversely affect the rights of an optionee in the reasonable discretion of the Compensation Committee with respect to any option held as of the date of such termination or amendment without the optionee’s consent (unless the amendment is required to facilitate compliance with applicable law).
U.S. Federal Tax Treatment of ESPP Participation. The following summary briefly describes the general U.S. federal income tax treatment applicable to the purchase of Boston Scientific common stock under the ESPP by employees in the United States. The tax treatment of ESPP participation by eligible employees outside the United States generally is subject to the local tax laws, rules and regulations of the applicable country.

The ESPP is intended to qualify as an “employee stock purchase plan” as defined under Section 423 of the Code, and the following summary applies to employees subject to U.S. taxation. Under the applicable Code provision, an employee will not recognize any taxable income and will not be subject to U.S. federal income taxation upon enrollment in the ESPP, upon the grant of an option under the ESPP, or upon the purchase of Boston Scientific common stock under the ESPP.
At the time an employee sells or otherwise disposes of any shares acquired under the ESPP, the employee will recognize taxable income and will be subject to taxation based upon when the employee sold or otherwise disposed of the shares. If the employee sells or otherwise disposes of shares of common stock purchased under the ESPP within the later of (i) two years after the date the applicable option was granted, or (ii) one year after the date such option was exercised, the sale or disposition will be treated as a “disqualifying disposition” and the employee will be taxed at ordinary income rates on an amount equal to the difference between the fair market value of the shares of common stock at the time the option was exercised and the Option Price at which the shares were purchased. In addition, Boston Scientific will be entitled to a U.S. federal income tax deduction of an equivalent amount. The difference between the amount received on the disposition of the shares and the employee’s tax basis in the shares, as adjusted to reflect the amount taxed as ordinary income, will be recognized as a capital gain or loss and will be subject to capital gains/losses treatment.
If an employee sells or disposes of shares after the later of (i) two years after the date the applicable option was granted, or (ii) one year after the option was exercised, the sale or disposition will be treated as a “qualifying disposition” and the employee will be taxed at ordinary income rates on the amount equal to the lesser of (a) the difference between the fair market value of the shares of common stock on the first trading day of the Offering Period and the Option Price (assuming the purchase was made on the first trading day of the Offering Period), and (b) the difference between the amount realized on the disposition of the shares and the Option Price at which the shares were purchased. In the case of a qualifying disposition, Boston Scientific will not be entitled to a corresponding U.S. federal income tax deduction. Any additional gain or loss recognized on the disposition of the shares of common stock will be long‐term capital gain or loss and will be subject to capital gains/losses treatment.
A full text of the amended and restated ESPP is attached as Annex D to this Proxy Statement.
New Plan Benefits
Participation in the ESPP is voluntary and each eligible employee will make their own decision whether and to what extent to participate in the ESPP. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the ESPP.

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Purchases Under the ESPP
The following table sets forth information with respect to purchases under the ESPP since the plan was amended and restated effective as of July 1, 2022 by (i) each of our NEOs, (ii) all other current executive officers (excluding our NEOs) who have purchased shares under the ESPP, as a group, and (iii) all other employees (excluding our NEOs and other executive officers) who have purchased shares under the ESPP, as a group. Our non‐employee directors are not eligible to participate in the ESPP.

Name and Position	Shares Purchased Under the ESPP
Michael F. Mahoney, Chairman of the Board, President and Chief Executive Officer	—
Jonathan R. Monson, Executive Vice President and Chief Financial Officer	—
Vance R. Brown, Executive Vice President, General Counsel and Corporate Secretary	—
Arthur C. Butcher, Executive Vice President and Group President. MedSurg and Asia Pacific	1,254.93
Joseph M. Fitzgerald, Executive Vice President and Group President, Cardiovascular	—
Daniel J. Brennan, Former Executive Vice President and Chief Financial Officer	—
Jeffrey B. Mirviss, Former Executive Vice President and President, Peripheral Interventions	1,254.93
All purchasing current executive officers (excluding those named above) (two purchase executive officers)	2,509.86
All purchasing employees of the Company, excluding those named above and other purchasing current executive officers (25,211 purchasing employees)	8,315,016.49
Voting Requirement and Effectiveness
The approval of this Proposal 4 is not conditioned upon approval of any other Proposal contained in this Proxy Statement. Your vote on each of the Proposals will not affect your vote on the other.
The affirmative vote of a majority of shares of our common stock with voting power virtually or represented by proxy and which are actually voted on this Proposal 4 is required to approve and adopt this Proposal 4. Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on proposals such as Proposal 4 unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 4 if you want your broker to vote your shares on the matter. Abstentions or broker non-votes will have no effect on the outcome of the proposal.
If approved by the affirmative vote of a majority of shares with voting power virtually or represented by proxy and which are actually voted on the proposal, the amended and restated ESPP will become effective as of July 1, 2026.
If our stockholders do not approve this Proposal 4, the amended and restated ESPP will not become effective and the number of shares reserved for the ESPP will remain the same.

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Proposal 5: Amend Our Certificate of Incorporation to Remove Supermajority Voting Provisions

Our Board unanimously recommends that you vote “FOR” this proposal to remove all Supermajority Voting Provisions in our Certificate of Incorporation
Vote Requirement: Approval by the holders of at least 80% of the Company’s outstanding common stock as of the Record Date

Our Board has approved, adopted and declared advisable an amendment and restatement of our Certificate of Incorporation to eliminate supermajority voting provisions currently contained therein, and unanimously recommends that our stockholders approve this Proposal 5 to adopt such amendments.
Background
At our 2025 annual meeting of stockholders, our stockholders approved a non-binding stockholder proposal that requested our Board take each step necessary to eliminate the supermajority voting provisions in our Certificate of Incorporation (the Charter) and our By-Laws. Our Board made no recommendation with respect to the proposal in order to fully understand the viewpoints of our stockholders on the matter. At the 2025 annual meeting, the proposal received support from over 95% of the votes cast on the proposal.
Taking these results into consideration, as well as additional feedback through regular stockholder engagement and a review of corporate governance practices of similar companies, our Board approved, adopted and declared advisable amendments to our Charter to eliminate the supermajority voting provisions contained therein, as well as to eliminate certain inoperative provisions and implement other clarifying and correcting changes, subject to stockholder approval. Our Board also approved a restatement of our Charter (the Proposed Restated Charter) to reflect these changes as well as the proposed changes in Proposals 6 and 7, which are recommended by our Board. The full text of the Proposed Restated Charter is set forth in Annex B to this Proxy Statement, with proposed new text underlined and proposed deletions crossed out, with the changes to eliminate the supermajority voting provisions marked in green and the other changes to eliminate certain inoperative provisions and implement other clarifying and correcting changes marked in blue.
The affirmative vote of the holders of at least 80% of our outstanding common stock as of the Record Date is required to approve this Proposal 5.
Description of the Proposed Charter Amendments
Current Supermajority Voting Provisions in the Charter
Article SIXTH, Section (a) of the Charter requires the affirmative vote of the holders of at least 80% of our outstanding shares of capital stock entitled to vote generally in the election of directors to amend or repeal the following provisions in our By-Laws, or to adopt any By-Law provisions inconsistent therewith:
•Article II, Sections 2, 3, 5 and 6, which relate to stockholder meetings, including:
•Section 2 (Special Meetings)
•Section 3 (Notice)
•Section 5 (Quorum)
•Section 6 (Notice of Stockholder Business)
•Article III, which relates to the nomination of director candidates;
•Article IV, Sections 2, 3 and 4, which relate to the Board, including:
•Section 2 (Number, Qualification, Election and Terms)
•Section 3 (Removal)
•Section 4 (Vacancies and New Directorships)
•Article IX, which relates to amendments to the By-Laws, generally.

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In addition, Article SIXTH, Section (a) of the Charter requires the affirmative vote of the holders of at least 80% of our outstanding shares of capital stock entitled to vote generally in the election of directors to amend, repeal or adopt any provision inconsistent with Article SIXTH, Section (a).
Article SEVENTH of the Charter, which relates to annual and special meetings of stockholders, including the ability of stockholders to call for special meetings and the business that may be conducted at special meetings, requires the affirmative vote of the holders of at least 80% of our outstanding shares of capital stock entitled to vote generally in the election of directors to amend. repeal or adopt any provision inconsistent with Article SEVENTH.
Article EIGHTH, Section 4 of the Charter, which relates to the removal of directors, requires the affirmative vote of the holders of at least 80% of our outstanding shares of capital stock entitled to vote generally in the election of directors to remove any director.
Article EIGHTH, Section 5 provides that the affirmative vote of the holders of at least 80% of our outstanding shares of capital stock entitled to vote generally in the election of directors shall be required to amend Article EIGHTH.
New Voting Requirements if the Proposed Restated Charter is approved by our stockholders and becomes effective
Article SIXTH, Section (a) of the Charter will be amended to eliminate the supermajority voting requirement applicable to the relevant provisions in the By-Laws as described above. Following this amendment, such By-Laws provisions will be governed by Article IX of the By-Laws, which provides that the By-Laws may be amended or repealed by a majority of the Board or at any regular or special meeting of stockholders by the affirmative vote of the holders of a majority of the shares represented and entitled to vote at such meeting.
Article EIGHTH, Section 4 of the Charter will be amended to provide that the affirmative vote of the holders of a majority of our outstanding shares of capital stock entitled to vote generally in the election of directors shall be required to remove any director;
Articles SIXTH, SEVENTH and EIGHTH of the Charter will be amended to eliminate the supermajority voting requirements applicable to amendments of such Articles or the relevant Sections therein, so that each such Article or Section may thereafter be amended by the affirmative vote of the holders of a majority of our outstanding shares of capital stock entitled to vote thereon.
The Proposed Restated Charter would also eliminate certain inoperative provisions and implement other non-substantive clarifying and correcting changes.
The full text of the Proposed Restated Charter is set forth in Annex B to this Proxy Statement, with proposed new text underlined and proposed deletions crossed out, with the changes to eliminate the supermajority voting provisions marked in green and the other changes to eliminate certain inoperative provisions and implement other clarifying and correcting changes marked in blue.
Voting Requirement and Effectiveness
The approval of this Proposal 5 is not conditioned upon approval of any other Proposal contained in this Proxy Statement. Your vote on each of the Proposals will not affect your vote on the others. If one or more of Proposal 5, Proposal 6 or Proposal 7, each of which relate to amendments to the Charter, are approved by our stockholders, the Proposed Restated Charter will contain only such amendments as are approved, and will become effective upon its filing and acceptance with the Secretary of State of the State of Delaware, which is expected to occur promptly following the Annual Meeting.
The affirmative vote of the holders of at least 80% of our outstanding common stock as of the Record Date is required to approve this Proposal 5. Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on amendments to our By-Laws and/or Certificate of Incorporation unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 5 if you want your broker to vote your shares on the matter. Abstentions or broker non-votes will have the same effect as a vote “Against” this proposal.
If this Proposal 5 is not approved and adopted, the above-described amendments to eliminate the supermajority voting provisions and the inoperative provisions, clarifying and corrective changes will not become effective and the supermajority voting provisions provided in our Charter and By-Laws will remain in effect.

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Proposal 6: Amend Our Certificate of Incorporation to Provide for Exculpation of Certain Officers as Permitted by Delaware Law

Our Board unanimously recommends that you vote “FOR” the Officer Exculpation Amendment
Vote Requirement: Approval by the holders of a majority of the Company’s outstanding common stock as of the Record Date

Our Board has approved, adopted and declared advisable an amendment and restatement of our Charter that would provide for exculpation of certain of our officers in certain circumstances as permitted by Delaware law, and unanimously recommends that our stockholders approve this Proposal 6 to adopt such amendment.
Background
In 2022, the State of Delaware, which is the Company’s state of incorporation, enacted legislation that enables Delaware corporations to limit or eliminate the personal liability of certain of their officers for monetary damages for certain breaches of fiduciary duty in certain circumstances. Prior to this legislation, exculpation was only available for directors under Delaware law. Our Charter currently provides for the exculpation of directors from personal liability for monetary damages associated with certain breaches of fiduciary duty but does not have a similar limitation of liability for our officers.
After careful consideration, including feedback from stockholder engagement and our Board’s ongoing evaluation of corporate governance practices and trends, our Board approved, subject to stockholder approval, an amendment to our Charter (the Officer Exculpation Amendment) to provide for the exculpation of certain of our officers as permitted under Delaware law.
Consistent with Section 102(b)(7) of the Delaware General Corporation Law (DGCL), the officers that would be covered under the Officer Exculpation Amendment fall into three categories: (1) the Company’s president, chief executive officer, chief operating officer (if any), chief financial officer, chief legal officer, controller, treasurer (if any), and chief accounting officer; (2) individuals who are or were identified in our public filings as the most highly compensated officers of the Company; and (3) individuals who, by written agreement with the Company, consented to be identified as officers for purposes of accepting service of process. Further, Section 102(b)(7) of the DGCL only permits, and the Officer Exculpation Amendment would only permit, exculpation for direct claims (as opposed to derivative claims made by stockholders on behalf of the Company) and would not apply to breaches of the duty of loyalty to the Company or stockholders, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.
The Board believes the Officer Exculpation Amendment would enable the Company’s applicable officers to exercise their business judgment in furtherance of the best interests of the Company and our stockholders without the potential distraction of personal liability exposure. In particular, the amendment would provide protection with respect to decisions on significant and sensitive matters that can result in investigations, claims, actions, or litigation seeking to impose liability on the basis of hindsight, regardless of the merit of those claims.
The proposed Officer Exculpation Amendment would align the protections available to the applicable officers with those currently available to our directors and reduce the likelihood of plaintiffs’ lawyers naming officers as defendants in direct claims relating to breaches of the duty of care, which can result in increased litigation and insurance costs, as well as senior management distraction.

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The Board also believes that adopting the Officer Exculpation Amendment is in the best interests of the Company because it would enhance the Company’s ability to attract and retain experienced and qualified officers by assuring them that the limited exculpation permitted under the DGCL is available to protect them. Failure to adopt the Officer Exculpation Amendment could place the Company at a competitive disadvantage as compared to companies that provide this limited exculpation to officers in recruiting and retaining senior talent.
The Officer Exculpation Amendment will not be retroactive and so will not apply to any act or omission occurring prior to its effective date and is not proposed in anticipation of any specific litigation or other similar matter confronting the Company.
Description of the Proposed Charter Amendment
If approved, the amendment to Article NINTH of our Proposed Restated Charter to permit officer exculpation would be as follows, marked with changes (additions underscored and deletions ~~struck through~~):
NINTH: ~~No director~~To the fullest extent permitted by the DGCL, no ~~d~~Director or officer of this Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty ~~as a Director~~, except for liability (i) as a Director or officer, for any breach of the ~~d~~Director’s or officer’s duty of loyalty to the Corporation or its stockholders; (ii) as a Director or officer, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) as a Director, under Section 174 of the ~~Delaware General Corporation Law~~DGCL, relating to prohibited dividends or distributions or the repurchase or redemption of stock; ~~or~~(iv) as a Director or officer, for any transaction from which the Director ~~derives an~~or officer derived an improper personal benefit or (v) as an officer, in any action by or in the right of the Corporation. If the DGCL is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of Directors or officers, then the liability of a Director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any amendment, modification or repeal of this Article NINTH or the adoption of any provision of this Restated Certificate of Incorporation inconsistent with this Article NINTH shall not adversely affect any right or protection of a Director or officer of the Corporation existing ~~immediately prior to~~at the time of such amendment, modification or repeal. For purposes of this Article NINTH, “officer” has the meaning provided in Section 102(b)(7) of the DGCL as currently in effect or as may hereafter be amended from time to time.
A full text of the Proposed Restated Charter containing the Exculpation Amendment is attached hereto as Annex B, with the proposed changes marked in red.
Voting Requirement and Effectiveness
The approval of this Proposal 6 is not conditioned upon approval of any other Proposal contained in this Proxy Statement. Your vote on each of the Proposals will not affect your vote on the others. If one or more of Proposal 5, Proposal 6 or Proposal 7, each of which relate to amendments to the Charter, are approved by our stockholders, the Proposed Restated Charter will contain only such amendments as are approved, and will become effective upon its filing and acceptance with the Secretary of State of the State of Delaware, which is expected to occur promptly following the Annual Meeting.
The affirmative vote of the holders of a majority of our outstanding common stock as of the Record Date is required to approve and adopt this Proposal 6. Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on amendments to our Certificate of Incorporation unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 6 if you want your broker to vote your shares on the matter. Abstentions or broker non-votes will have the same effect as a vote “Against” this proposal.
If this Proposal 6 is not approved and adopted, the above described Officer Exculpation Amendment will not become effective and none of our officers will be entitled to exculpation as permitted under the DGCL.

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Proposal 7: Amend Our Certificate of Incorporation and By-Laws to Permit Stockholders Holding 25% of Our Common Stock to Call a Special Meeting of Stockholders

Our Board unanimously recommends that you vote “FOR” this Proposal 7 Vote Requirement: Approval by at least 80% of our outstanding common stock as of the Record Date

Our Board has approved, adopted and declared advisable amendments to our Charter and By-Laws to provide stockholders owning not less than 25% of the Company’s outstanding shares of common stock the right to call a special meeting of stockholders, subject to a one-year holding requirement and complying with customary procedural requirements as described below, and unanimously recommends that our stockholders approve this Proposal 6 to adopt such amendments.
Background
Our Charter and By-Laws currently do not permit our stockholders to call a special meeting of stockholders, and limits that right to the Chair of our Board, our President, or a majority of the members of our Board. After careful consideration, including its review of the stockholder proposal regarding special meeting rights (Proposal 8), the views of our stockholders received through regular engagement, and as part of its regular review of the Company’s corporate governance practices, the Board has determined that it is in the best interests of the Company and our stockholders to recommend that stockholders approve amendments to our Charter and By-Laws to provide stockholders owning not less than 25% of our outstanding shares of common stock continuously for one year the right to request a special meeting, as more fully set forth in the Proposed Restated Charter included as Annex B and the proposed amended and restated By-Laws (the Proposed Restated By-Laws) included as Annex C, respectively, to this Proxy Statement, with the changes to implement the special meeting rights marked in orange in each document.
The Board recognizes that providing stockholders the ability to call a special meeting is viewed by many investors as an important stockholder right and is a generally supported corporate governance practice. At the same time, the Board believes that special meetings should be reserved to address significant matters appropriate for stockholder action that cannot wait until the Company’s next annual meeting and where a substantial portion of stockholders agree that a special meeting is needed, recognizing that special meetings impose significant operational and administrative costs on the Company and require Company leadership and employees to devote substantial time and attention to prepare for a special meeting, which diverts their time and attention from operating the Company’s business in the best interest of our stockholders. The Board further believes that the ability to request a special meeting should not be a mechanism that a relatively small minority of stockholders can use to advance their own special interests that may not be aligned with the long-term interests of stockholders as a whole.
Taking these considerations into account, as well as stockholder views and general market practices regarding special meeting rights, the Board believes that a 25% ownership threshold with a one-year holding requirement to request a special meeting strikes an appropriate balance between ensuring stockholders have the ability to call for a special meeting in the event of a significant, time-sensitive matter, while still adequately protecting the long-term

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interests of the Company and its stockholders. The Board further believes a 25% ownership threshold is more consistent with market practice. According to FactSet data, a 25% ownership threshold is the most commonly adopted threshold of S&P 500 companies that provide stockholders the ability to request a special meeting, having been adopted by approximately 33% of the S&P 500 companies that provide such a right, while a 10% threshold has been adopted by only 17% of the S&P 500 companies that provide such a right. The Board believes a 25% ownership threshold that aligns with prevailing corporate governance practices among S&P 500 companies better serves the interests of the Company’s stockholders.
Description of the Proposed Charter and By-Laws Amendments
Contingent upon the approval and adoption of this Proposal 7 by our stockholders, our Charter and By-Laws will be amended to permit stockholders owning not less than 25% of our outstanding shares of common stock continuously for one year to request a special meeting of stockholders. The proposed right of stockholders to request a special meeting would be subject to the notice, information, and other procedural requirements set forth in the Proposed Restated By-Laws. The Board believes these requirements, which are comparable to those adopted by many similar companies with special meeting rights, are important to avoid inappropriate, duplicative, and unnecessarily disruptive special meetings. If this Proposal 7 is adopted, the By-Laws will be amended to include the following provisions:
•Stockholders (or a group of stockholders) who own not less than 25% of the outstanding shares of the Company’s common stock continuously for at least one year prior to making such request, may request that the Board call a special meeting of stockholders;
•A stockholder would be deemed to “own” only those outstanding shares of the Company’s common stock as to which the stockholder possesses the full voting, investment and economic interests pertaining to the shares, which is generally consistent with the proxy access provisions of our By-Laws;
•Stockholders requesting a special meeting must furnish, among other items, the same information as would be required when stockholders seek to nominate director candidates or propose other business to be brought before a meeting of stockholders under our By-Laws;
•The Company will not be required to call a special meeting of stockholders if the special meeting request: (i) does not comply with the requirements pertaining to special meeting requests set forth in the Proposed Restated By-Laws; (ii) relates to an item of business that is not a proper matter for stockholder action under applicable law; (iii) is delivered to the Company during the period commencing 120 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting; (iv) relates to an item of business that is identical or substantially similar to any item of business that was previously presented or will be presented at an annual or special stockholder meeting, subject to certain specifications; or (v) violates the laws and regulations regarding the solicitation of proxies.
•Any disposition of shares that count toward the 25% ownership threshold before the date of the stockholder meeting that was requested would be treated as a revocation of a stockholder request for a special meeting with respect to those shares.
This summary is qualified in its entirety by reference to the complete text of the proposed amendments which are set forth in the Proposed Restated Charter included as Annex B and the Proposed Restated By-Laws included as Annex C, respectively, to this Proxy Statement, with the changes to implement the special meeting rights marked in orange in each document.
Voting Requirement and Effectiveness
Approval of this Proposal 7 is not conditioned upon approval of any other Proposal contained in this Proxy Statement. Your vote on each of the Proposals will not affect your vote on the others. If one or more of Proposal 5, Proposal 6 or Proposal 7, each of which relate to amendments to the Charter, are approved by our stockholders, the Proposed Restated Charter will contain only such amendments as are approved, and will become effective upon its filing and acceptance with the Secretary of State of the State of Delaware, which is expected to occur promptly following the Annual Meeting.

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Proposal 7
The affirmative vote of the holders of at least 80% of the outstanding shares of our common stock as of the Record Date is required to approve and adopt this Proposal 7. Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on amendments to our Certificate of Incorporation and/or By-Laws unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 7 if you want your broker to vote your shares on the matter. Abstentions or broker non-votes will have the same effect as a vote “Against” this proposal.
Stockholders may vote in favor of both this Proposal 7 and Proposal 8, the stockholder proposal regarding special meeting rights. If both proposals receive the requisite vote for approval, only Proposal 7 will be implemented through the proposed amendments to the Charter and By-Laws.
Because Proposal 7 and Proposal 8 do not have the same voting requirements for approval, and Proposal 8 is advisory in nature only, if Proposal 7 does not receive the requisite vote for approval and Proposal 8 receives a sufficient number of affirmative votes, the amendments to the Charter and By-Laws to permit stockholders to call a special meeting set forth in this Proposal 7 will not become effective, and the Board will evaluate the voting results on the proposals, together with any additional stockholder input received in the course of regular engagement, in determining what actions it may take in the future.

2026 Proxy Statement	129

Proposal 8: Stockholder Proposal Titled “Give Shareholders the Ability to Call for a Special Shareholder Meeting”

Our Board unanimously recommends that you vote “AGAINST” the Stockholder Proposal titled “Give Shareholders the Ability to Call for a Special Shareholder Meeting.”
Vote Requirement: Majority of votes cast

The following stockholder proposal has been submitted to the Company for action at the Annual Meeting by John Chevedden of 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, beneficial owner of at least 100 shares of the Company’s common stock. In accordance with proxy regulations, the following is the complete text of the proposal, which is reproduced as submitted to the Company. All statements contained in the stockholder proposal and supporting statement are the sole responsibility of the proponent.
Proposal 8 - Give Shareholders the Ability to Call for a Special Shareholder Meeting
Shareholders ask our Board of Directors to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting or the owners of the lowest percentage of shareholders, as governed by state law, the power to call a special shareholder meeting. Such a special shareholder meeting can be an online shareholder meeting.
There shall be no poison pill discriminatory rule to require ownership of shares for a specific period of time in order for shares to participate in calling for a special shareholder meeting.
This proposal topic received between 51% and 72% support each in 2024 at Jabil, Warner Brothers Discovery, ANSYS, Vertex Pharmaceuticals and DexCom.
To guard against the Boston Scientific Board of Directors becoming complacent shareholders need the ability to call a special shareholder meeting to help the board adopt new strategies when the need arises.
There is no concern that allowing 10% of shares to call for a special shareholder meeting, as called for in this proposal, is too easy. It is almost unheard of for any special shareholder meeting, called for by shareholders, to ever occur at any company even though a significant number of companies allow 10% of shareholders to call for a special shareholder meeting.
In the vast majority of cases where in most cases, once a special meeting is called for by shareholders, the issues behind calling for a special shareholder meeting are quickly resolved.
With the widespread use of online shareholder meetings it is much easier for a company to conduct a special shareholder meeting online, in the unlikely event that a special shareholder meeting ultimately takes place, and the Boston Scientific governing documents thus need to be updated accordingly.
Please vote yes:
Give Shareholders the Ability to Call for a Special Shareholder Meeting – Proposal 8

130	2026 Proxy Statement

Proposal 8
Board Response and Recommendation
Our Board unanimously recommends that you vote “AGAINST” this proposal.
After careful consideration, the Board has concluded that this stockholder proposal to give stockholders owning 10% of the Company’s outstanding shares of common stock the right to call a special meeting is not in the best interests of the Company and its stockholders, particularly in light of the Company’s binding proposal to provide stockholders to right to call a special meeting set forth in Proposal 7.
The Board recognizes that providing stockholders the ability to call a special meeting is viewed by many investors as an important stockholder right and is a generally supported corporate governance practice. Accordingly, the Board recommends that stockholders approve Proposal 7, which would grant stockholders owning not less than 25% of the Company’s outstanding shares of common stock the right to call a special meeting, subject to a one-year holding requirement and complying with customary procedural requirements.
Following its review, including consideration of stockholder feedback and market practices regarding special meeting rights, the Board believes that a 25% ownership threshold for requesting a special meeting more appropriately balances between enhancing stockholder rights and preventing unnecessary disruption, inappropriate use of corporate resources, and the potential pursuit of special interests that could arise if the ownership threshold were set at 10%. More specifically, the Board believes a 25% ownership threshold together with a one-year holding requirement better ensures that stockholders are able to request a special meeting to address significant matters appropriate for stockholder action that cannot wait until the next annual meeting and where a substantial portion of stockholders agree that a special meeting is needed, while minimizing the risk that a relatively small minority of stockholders could use the special meeting mechanism to advance special interests that may not be aligned with the long-term interests of stockholders as a whole and cause the Company to incur unnecessary significant costs and distraction.
Furthermore, the Board believes a 25% ownership threshold is more consistent with market practice. A 10% ownership threshold is lower than that of a significant majority of S&P 500 companies that permit stockholders to request a special meeting. According to FactSet data, a 25% ownership threshold is the most commonly adopted threshold of S&P 500 companies that provide stockholders the ability to request a special meeting, having been adopted by approximately 33% of the S&P 500 companies that provide such a right, while a 10% threshold has been adopted by only 17% of the S&P 500 companies that provide such a right. The Board believes a 25% ownership threshold that aligns with prevailing corporate governance practices among S&P 500 companies better serves the interests of the Company’s stockholders.
In addition, the Board believes that introducing a special meeting right with a 10% ownership threshold is unnecessary in light of the Company’s strong corporate governance practices, which are also described more extensively elsewhere in this Proxy Statement, including:
•regular stockholder engagement;
•annual election of directors;
•majority vote and a director resignation policy for director elections;
•planned elimination of supermajority voting requirements as set forth in Proposal 5 of this Proxy Statement;
•annual Board and Committee self-evaluations;
•limits on public company board and audit committee service;
•comprehensive risk oversight by fully independent Board committees;
•anti-hedging and clawback policies for executive officers;
•robust stock ownership guidelines for executive officers and directors; and
•proxy access rights for stockholders.
For these reasons, the Board has determined that providing stockholders the ability to call a special meeting with a 25% ownership threshold and one-year holding requirement as set forth in Proposal 7 is in the best long-term interests of the Company and its stockholders. Accordingly, the Board recommends that that you vote “AGAINST” this stockholder proposal.

2026 Proxy Statement	131

Stockholder Proposals and Company Information
Stockholder Proposals and Director Nominations
In accordance with the current advance notice provisions of our By-Laws, stockholder proposals and director nominations for the 2027 Annual Meeting of Stockholders must be received by our Corporate Secretary at our principal executive office no earlier than December 31, 2026 and no later than January 30, 2027, under Rule 14a-8 under the Exchange Act, stockholder proposals for the 2027 Annual Meeting of Stockholders must be received by our Corporate Secretary at our principal executive office no later than November 18, 2026, and under the proxy access provisions of our By-Laws, director nominations submitted for inclusion in our 2027 Annual Proxy Statement must be received no earlier than October 19, 2026 and no later than November 18, 2026. Director nominations by our stockholders must also satisfy the other procedures and requirements set forth in the advance notice and proxy access provisions of our By-Laws, as appropriate. Any proposals or nominees received after these dates, as applicable, will be considered untimely under Rule 14a-8 under the Exchange Act and the advance notice provisions of our By-Laws.
In addition to satisfying the foregoing requirements under our By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with any additional requirements of Rule 14a-19(b) under the Exchange Act.
Should you wish to submit a proposal or director nomination, have it addressed to our Corporate Secretary at Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752. In order to be considered for inclusion in next year’s Proxy Statement, proposals must also satisfy the other procedures set forth in Rule 14a-8 under the Exchange Act. Proposals that are submitted outside of Rule 14a-8, as well as director nominees, for presentation at our 2027 Annual Meeting of Stockholders, but that will not be included in next year’s Proxy Statement, must also satisfy the procedures set forth in the advance notice provision of our By-Laws.
Annual Report to Stockholders and Form 10-K
Our 2025 Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2025, accompanies this Proxy Statement. The Annual Report is also available on our website at https://investors.bostonscientific.com/financials-and-filings/annual-results-and-proxy-statements and was filed with the SEC simultaneous with the filing of this Proxy Statement. Copies of our 2025 Annual Report on Form 10-K, which is on file with the SEC, are available to any stockholder free of charge who submits a request in writing to Investor Relations, Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752, or by calling (508) 683-5670. Copies of any exhibits to the Form 10-K are also available upon written request and payment of a fee covering our reasonable expenses in furnishing the exhibits.
Householding of Proxy Materials
Applicable rules permit us and brokerage firms to send one Notice or Proxy Statement and Annual Report to multiple stockholders who share the same address unless we have received instructions to the contrary from one or more of the stockholders. This practice is known as householding. If you hold your shares through a broker, you may have consented to reducing the number of copies of materials delivered to your address. In the event that you wish to revoke a householding consent you previously provided to a broker, you must contact that broker to revoke your consent. If you (i) are eligible for householding and you currently receive multiple copies of either our Notice or Proxy Statement and our Annual Report but you wish to receive only one copy of each of these documents for your household or (ii) you currently receive only one set of these documents due to householding and wish to revoke your consent for future mailings, please contact Broadridge Financial Solutions, Inc. by mail at Householding Department, Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717 or by telephone at (800) 542-1061.
If you are currently subject to householding and wish to receive a separate Proxy Statement or Annual Report, you may find these materials on our website at https://investors.bostonscientific.com/financials-and-filings/annual-results-and-proxy-statements. You may also request printed copies of our Notice, Proxy Statement and Annual Report free of charge by contacting Investor Relations, Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752, or by calling (508) 683-5670. We will deliver promptly, upon written or oral

132	2026 Proxy Statement

Stockholder Proposals and Company Information
request, a separate copy of the Notice, Proxy Statement or Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered.
Other Information
Other Matters That May Come Before the Annual Meeting
We do not know of any other matters that may be presented for consideration at the Annual Meeting. If any other business is properly presented for consideration before the Annual Meeting, the persons named as proxies on the enclosed proxy card, or proxy voting instruction form, will vote as they deem in the best interests of the Company.
Solicitation of Proxies at the Annual Meeting
We will pay the costs of this solicitation. Our directors, officers or other employees may solicit proxies on behalf of the Board primarily by mail and via the Internet, but additional solicitations may be made in person, by electronic delivery, telephone, facsimile or other medium. No additional compensation will be paid to our directors, officers or other employees in connection with this solicitation. We may enlist the assistance of brokerage houses, fiduciaries, custodians and other third parties in soliciting proxies. We will, upon request, reimburse brokerage firms and other third parties for their reasonable expenses incurred for forwarding solicitation material to beneficial holders of our common stock. We have also retained Alliance Advisors, a proxy solicitation firm, to assist in the solicitation of proxies, as need be, for a fee of $19,500, plus reimbursement of expenses. All solicitation expenses, including costs of preparing, assembling and mailing proxy materials, will be borne by us.
Websites
Information on or connected to our website (or the website of any third party) referenced in this Proxy Statement is in addition to and not a part of or incorporated by reference into this Proxy Statement. Such additional information speaks as of the date thereof and is not intended to be confirmed or updated by reference herein. The Company disclaims any liability or responsibility for or endorsement of the information on or connected to the website of a third party.

2026 Proxy Statement	133

Annex A
Reconciliations of Non-GAAP Financial Measures Used in Incentive Compensation Plans and Programs(1)
The following is a reconciliation of net sales growth prepared in accordance with generally accepted accounting principles in the United States (GAAP) to Organic Net Sales Growth as used in our Organic Net Sales Growth Performance Share Program.

	2025	2024	2023	Three-Year Average
As reported net sales growth vs. prior year period	19.9%	17.6%	12.3%	16.6%
Impact of foreign currency fluctuations Impact of recent acquisitions/divestitures	(0.7) % (3.4) %	0.9% (2.1) %	0.8% (0.8) %	— —
Organic Net Sales Growth vs. prior year period	15.8%	16.4%	12.3%	14.8%
The following is a reconciliation of net sales prepared in accordance with GAAP to Adjusted Net Sales as used in our 2025, 2024, 2023, 2022 and 2021 Annual Bonus Plans:

(in millions)	2025	2024	2023	2022	2021
As reported net sales	$20,074	$16,747	$14,240	$12,682	$11,888
Non-GAAP adjustments:
Impact of foreign currency fluctuations	(114)	127	104	524	(54)
Other adjustments not included in performance target	(29)	(134)	(88)	—	(188)
Adjusted Net Sales	$19,931	$16,741	$14,257	$13,206	$11,646

2026 Proxy Statement	A-1

Annex A
The following is a reconciliation of Earnings Per Share (EPS) prepared in accordance with GAAP to Adjusted EPS as used in our 2025, 2024, 2023 and 2022 Annual Bonus Plans:

	Year Ended December 31, 2025
(in millions, except per share data)	Income (Loss) Before Income Taxes	Income Tax Expense (Benefit)	Net Income (Loss)	Preferred Stock Dividends	Net Income (Loss) Attributable to Noncontrolling Interests	Net Income (Loss) Attributable to Boston Scientific Common Stockholders	Impact per Share
Reported	$ 3,385	$ 493	$ 2,892	$—	$ (6)	$ 2,898	$ 1.94
Non-GAAP adjustments:
Amortization expense	897	127	770	—	9	761	0.51
Goodwill and other intangible asset impairment charges	46	8	37	—	—	37	0.02
Acquisition/divestiture-related net charges (credits)	245	59	186	—	—	186	0.12
Restructuring and restructuring-related net charges (credits)	343	46	298	—	—	298	0.20
Litigation-related net charges (credits)	194	45	149	—	—	149	0.10
Investment portfolio net losses (gains) and impairments	26	(0)	26	—	—	26	0.02
European Union (EU) Medical device regulation (MDR) implementation costs	46	6	39	—	—	39	0.03
Deferred tax expenses (benefits)	—	(206)	206	—	—	206	0.14
Discrete tax items	—	27	(27)	—	—	(27)	(0.02)
Adjusted Earnings Per Share	$5,182	$605	$4,577	$—	$3	$4,574	$3.06

	Year Ended December 31, 2024
(in millions, except per share data)	Income (Loss) Before Income Taxes	Income Tax Expense (Benefit)	Net Income (Loss)	Preferred Stock Dividends	Net Income (Loss) Attributable to Noncontrolling Interests	Net Income (Loss) Attributable to Boston Scientific Common Stockholders	Impact Per Share
Reported	$2,282	$436	$1,846	$—	($8)	$1,853	$1.25
Non-GAAP adjustments:
Amortization expense	856	113	743	—	9	734	0.49
Goodwill and other intangible asset impairment charges	386	48	339	—	—	339	0.23
Acquisition/divestiture-related net charges (credits)	403	28	375	—	—	375	0.25
Restructuring and restructuring-related net charges (credits)	229	30	199	—	—	199	0.13
Litigation-related net charges (credits)	—	0	(0)	—	—	(0)	(0.00)
Investment portfolio net losses (gains) and impairments	20	1	19	—	—	19	0.01
European Union (EU) Medical device regulation (MDR) implementation costs	52	7	45	—	—	45	0.03
Deferred tax expenses (benefits)	—	(165)	165	—	—	165	0.11
Discrete tax items	—	4	(4)	—	—	(4)	(0.00)
Adjusted Earnings Per Share	$4,229	$502	$3,726	$—	$1	$3,725	$2.51

A-2	2026 Proxy Statement

Annex A

	Year Ended December 31, 2023
(in millions, except per share data)	Income (Loss) Before Income Taxes	Income Tax Expense (Benefit)	Net Income (Loss)	Preferred Stock Dividends	Net Income (Loss) Attributable to Noncontrolling Interests	Net Income (Loss) Attributable to Boston Scientific Common Stockholders	Impact Per Share (2)
Reported	$1,985	$393	$1,592	$(23)	$(1)	$1,570	$1.07
Non-GAAP adjustments:
Amortization expense	828	115	713	—	4	709	0.48
Goodwill and other intangible asset impairment charges	58	4	54	—	—	54	0.04
Acquisition/divestiture-related net charges (credits)	373	21	352	—	—	352	0.24
Restructuring and restructuring-related net charges (credits)	185	29	156	—	—	156	0.11
Litigation-related net charges (credits)	(111)	(23)	(88)	—	—	(88)	(0.06)
Investment portfolio net losses (gains) and impairments	21	(3)	24	—	—	24	0.02
European Union (EU) Medical device regulation (MDR) implementation costs	69	10	59	—	—	59	0.04
Deferred tax expenses (benefits)	—	(155)	155	—	—	155	0.11
Discrete tax items	—	(8)	8	—	—	8	0.01
Adjusted Earnings Per Share	$3,407	$382	$3,025	$(23)	$4	$2,999	$2.05

	Year Ended December 31, 2022
(in millions, except per share data)	Income (Loss) Before Income Taxes	Income Tax Expense (Benefit)	Net Income (Loss)	Preferred Stock Dividends	Net Income (Loss) Attributable to Noncontrolling Interests	Net Income (Loss) Attributable to Boston Scientific Common Stockholders	Impact Per Share(2)
Reported	$1,141	$443	$698	$(55)	$—	$642	$0.45
Non-GAAP adjustments:
Amortization expense	803	109	694	—	—	694	0.48
Goodwill and other intangible asset impairment charges	132	29	102	—	—	102	0.07
Acquisition/divestiture-related net charges (credits)	285	(53)	338	—	—	338	0.24
Restructuring and restructuring-related net charges (credits)	110	14	96	—	—	96	0.07
Litigation-related net charges (credits)	173	40	133	—	—	133	0.09
Investment portfolio net losses (gains) and impairments	(30)	(2)	(28)	—	—	(28)	(0.02)
European Union (EU) Medical device regulation (MDR) implementation costs	71	10	62	—	—	62	0.04
Debt extinguishment charges	194	45	149	—	—	149	0.10
Deferred tax expenses (benefits)	—	(140)	140	—	—	140	0.10
Discrete tax items	—	(129)	129	—	—	129	0.09
Adjusted Earnings Per Share	$2,880	$366	$2,514	$(55)	$—	$2,459	$1.71
(1)Amounts reported in millions in Annex A are computed based on the amounts in thousands. As a result, the sum of the components reported in millions may not equal the total amount reported in millions due to rounding. Certain columns and rows within tables may not add due to the use of rounded numbers.

2026 Proxy Statement	A-3

Annex A
(2)For 2023 and 2022, the effect of assuming the conversion of our prior 5.50% Mandatory Convertible Preferred Stock, Series A (MCPS) into shares of common stock was anti-dilutive, and therefore excluded from the calculation of Net income (loss) per common share — diluted. Accordingly, GAAP net income (loss) and adjusted net income were reduced by cumulative preferred stock dividends for purposes of calculating GAAP net income (loss) attributable to the Company’s common stockholders. On June 1, 2023, all outstanding shares of our MCPS automatically converted into shares of common stock.
The following is a reconciliation of operating income margin (OIM) prepared in accordance with GAAP to Adjusted OIM as used in our Annual Bonus Plan:

Adjusted Operating Income Margin	2025	2024
Operating Income Margin, as reported	18.0%	15.5%
Non-GAAP adjustments	10.0%	11.5%
Operating Income Margin, adjusted	28.0%	27.0%
Use of Non-GAAP Financial Measures
To supplement our consolidated financial statements presented on a GAAP basis, we disclose certain non-GAAP financial measures. To describe the relationship between pay and performance, we disclose certain non-GAAP financial measures used as financial metrics under certain of our short- and long-term incentive compensation plans and programs, including Adjusted Net Sales, Adjusted EPS, Adjusted OIM and ONSG. These non-GAAP financial measures are not in accordance with GAAP and should not be considered in isolation from or as a replacement for the most directly comparable GAAP financial measures.
Management uses these supplemental non-GAAP financial measures to evaluate performance period over period, to analyze the underlying trends in our business, to assess our performance relative to our competitors, and to establish operational goals and forecasts that are used in allocating resources. In addition, management uses these non-GAAP financial measures to further its understanding of the performance of our operating segments.
Adjusted EPS excludes certain charges (credits) included in EPS on a GAAP basis. Adjusted OIM reflects the Company’s adjusted operating income (GAAP revenue less cost of goods sold less operating expenses, adjusted for certain items consistent with those excluded to determine Adjusted EPS) as a percentage of net sales. Please refer to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations in our most recent Annual Report on Form 10-K filed with the SEC, or any Quarterly Report on Form 10-Q that we file thereafter, for an explanation of each of these adjustments and the reasons for excluding each item. These amounts are excluded by management in assessing our performance, as well as from our operating segments’ measures of profit and loss used to make operating decisions and assess their performance. Accordingly, management excluded these items in calculating these non-GAAP financial measures under our 2025 ABP to facilitate an evaluation of our performance relative to our internal financial plan in accordance with the 2025 ABP. The GAAP financial measure most directly comparable to Adjusted EPS is EPS on a GAAP basis. The GAAP financial measure most directly comparable to Adjusted OIM is operating income margin on a GAAP basis.
Organic Net Sales as used in our 2025 ONSG PSP is a non-GAAP financial measure that excludes the impact of foreign currency fluctuations and the impact of certain acquisitions and divestitures for which there are less than a full period of comparable net sales. The GAAP financial measure most directly comparable to Organic Net Sales is net sales on a GAAP basis.
Adjusted Net Sales as used in our 2025 ABP excludes the impact of foreign currency fluctuations and net sales from certain acquisitions completed after the establishment of the internal financial plan, as applicable, to align with measures that are considered by management to evaluate performance relative to our operating plan. Management excluded the impact of foreign currency fluctuations, which are highly variable and difficult to predict, by converting actual net sales from local currency to U.S. dollars using constant foreign currency exchange rates in the current and prior period. The GAAP financial measure most directly comparable to Adjusted Net Sales is net sales on a GAAP basis.
We believe presenting the non-GAAP financial measures that are used as financial metrics under certain of our short- and long-term incentive compensation plans and programs, in addition to the corresponding GAAP financial measures, provides investors greater transparency to information relevant to the relationship between pay and performance and allows investors to see our results “through the eyes” of management.

A-4	2026 Proxy Statement

Annex B
Annex B
FOURTH RESTATED CERTIFICATE OF INCORPORATION
OF
BOSTON SCIENTIFIC CORPORATION

Boston Scientific Corporation, a corporation organized and existing under the laws of the State of Delaware, hereby certified as follows:
1.    The name of the Corporation is Boston Scientific Corporation. The date of filing of its original Certificate of Incorporation with the Secretary of State was June 22, 1979.
2.     This Fourth Restated Certificate of Incorporation (the “Restated Certificate of Incorporation”) was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, and restates, integrates and further amends the provisions of the Corporation’s Certificate of Incorporation.
3.     The text of the Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as set forth in Exhibit A attached hereto.
IN WITNESS WHEREOF, Boston Scientific Corporation has caused this Restated Certificate of Incorporation to be executed by the undersigned officer, duly authorized, this [______], 2026.
BOSTON SCIENTIFIC CORPORATION
A Delaware Corporation

By: _______________________________________
Vance R. Brown
Senior Vice President, General Counsel and
Corporate Secretary

2026 Proxy Statement	B-1

Annex B
EXHIBIT A
FIRST. The name of the Corporation is Boston Scientific Corporation.
SECOND. The address of the registered office of the Corporation in the State of Delaware is ~~2711 Centerville Road, Suite 400~~251 Little Falls Drive, Wilmington, County of New Castle, Delaware 19808. The name of its registered agent is Corporation Service Company.
THIRD. The nature of the business or purposes to be conducted or promoted is:
To research, manufacture, develop and sell medical products worldwide and, in general, to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware as now in effect or as hereafter amended.
FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 2,050,000,000, of which (a) 2,000,000,000 shares shall be Common Stock, $.01 par value, the holders of which shall have one vote for each share so held; and (b) 50,000,000 shares shall be Preferred Stock, $.01 par value.
Section 1. Preferred Stock.
The Board of Directors of the Corporation, without the consent of or other action by the stockholders of the Corporation, is authorized to establish and designate from time to time, by resolution duly adopted of the Board of Directors, one or more series within any class of Preferred Stock and, by filing a certificate pursuant to the General Corporation Law of the State of Delaware (the “DGCL”), to establish or change from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and relative, participating, option or other rights including without limitation dividend rights, conversion rights, voting rights, redemption terms and liquidation preferences, of the shares of each such series and any qualifications, limitations, and restrictions thereof. Any action by the Board of Directors under this Article FOURTH shall require the affirmative vote of a majority of the members of the Board of Directors then in office.
FIFTH. The Corporation is to have perpetual existence.
SIXTH. In furtherance of, and not in limitation of, the powers conferred by statute, the Board of Directors is expressly authorized and empowered:
(a)     To adopt, amend or repeal the By-Laws of the ~~c~~Corporation (the “By-Laws”); provided however, that the By-Laws adopted by the Board of Directors under the powers hereby conferred may be amended or repealed by the Board of Directors, or by the stockholders having voting power with respect thereto~~, except Sections 2, 3, 5 and 6 of Article II, all of Article III, Sections 2, 3 and 4 of Article IV, and Article IX of the By-Laws shall not be amended or repealed, nor shall any provision inconsistent with such By-Laws be adopted, without the affirmative vote of the holders of at least eighty percent (80%) of the Voting Stock (as hereinafter defined) of the Corporation, voting together as a single class. Notwithstanding anything contained in this Third Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least eighty percent (80%) of the Voting Stock of the Corporation, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with this Section (a) of Article SIXTH;~~ as set forth in the By-Laws;
(b)     To the full extent permitted or not prohibited by law, and without the consent of or other action by the stockholders of the Corporation, to authorize or create mortgages, liens or encumbrances upon any or all of the assets, real, personal or mixed, and franchises of the Corporation, including after acquired property and to exercise all of the powers of the Corporation in connection therewith; and
(c)     From time to time to determine whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to inspection of stockholders; and no stockholder shall have any right to inspect any account, book or document of the Corporation except as conferred by applicable law or authorized by the By-Laws or by the Board of Directors.
The Corporation may in its By-Laws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law. ~~For the purposes of this Third Restated Certificate of Incorporation, "Voting Stock" shall mean the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors.~~

2026 Proxy Statement	B-2

Annex B
SEVENTH. Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specific circumstances:
(a)     any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation; and
(b)     special meetings of the stockholders of the Corporation (A) may be called ~~only~~ by the Chairman of the Board of Directors or the President and shall be called within ten (10) days after receipt of the written request of a majority of the Whole Board~~; and~~ or (B) shall be called by the Secretary of the Corporation upon the written request of one or more holders of record owning (as defined in the By-Laws) not less than 25% of the outstanding shares of Common Stock entitled to vote, provided that such shares have been owned continuously by such holders for at least one year prior to the date of the Special Meeting Request (as defined in the By-Laws), and who have complied in full with the applicable requirements for calling a special meeting of stockholders set forth in this Restated Certificate of Incorporation and the By-Laws.
~~(c) the business permitted to be conducted at any special meeting of the stockholders is limited to the business brought before the meeting by the Chairman or the President or at the request of a majority of the Board of Directors.~~
~~Notwithstanding anything contained in this Third Restated Certificate of Incorporation to the contrary, the affirmative vote of at least eighty percent (80%) of the Voting Stock, voting together as a single class, shall be required to amend, repeal, or adopt any provision inconsistent with this Article SEVENTH.~~ For the purposes of this ~~Third~~ Restated Certificate of Incorporation, “Whole Board” shall mean the total number of Directors which the Corporation would have if there were no vacancies.
EIGHTH. Section 1. Number, Election and Terms of Directors.
Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, the number of Directors of the Corporation shall be fixed by the By-Laws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the By-Laws, but in no case shall the number be less than three (3) nor more than twenty (20). The directors shall be elected annually by the stockholders at their annual meeting or at any special meeting the notice of which specifies the election of directors as an item of business for such meeting~~; provided that each director serving a three-year term on the date of this amendment may serve out the entirety of his or her term~~. Directors need not be stockholders of the Corporation.
Section 2. Stockholder Nomination of Director Candidates.
Advance notice of stockholder nominations for the election of Directors and advance notice of business to be brought by stockholders before an annual meeting shall be given in the manner provided in the By-Laws ~~of the Corporation~~.
Section 3. Newly Created Directorships and Vacancies.
Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancy on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining Director. Any Director elected in accordance with the preceding sentence shall hold office ~~for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred~~until the next annual meeting of stockholders and until such Director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of an incumbent Director.
Section 4. Removal of Directors.
Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, any Director may be removed from office only by the stockholders in the manner provided in this Section 4 of Article EIGHTH. At any annual meeting of the stockholders of the Corporation or at any special meeting of the stockholders of the Corporation, the notice of which shall state that the removal of a Director or ~~d~~Directors is among the purposes of the

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meeting, the affirmative vote of the holders of at least ~~eighty percent (80%)~~a majority of the Voting Stock, voting together as a single class, may remove such Director or Directors. In any vote required by or provided for in this Article EIGHTH, each share of Voting Stock shall have the number of votes granted to it generally in the election of Directors. For the purposes of this Restated Certificate of Incorporation, “Voting Stock” shall mean the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors.
~~Section 5. Amendment.~~
~~Notwithstanding anything contained in this Third Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least eighty percent (80%) of the Voting Stock, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with this Article EIGHTH.~~
NINTH. ~~No director~~To the fullest extent permitted by the DGCL, no ~~d~~Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty ~~as a Director~~, except for liability (i) as a Director or officer, for any breach of the ~~d~~Director’s or officer’s duty of loyalty to the Corporation or its stockholders; (ii) as a Director or officer, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) as a Director, under Section 174 of the ~~Delaware General Corporation Law~~DGCL, relating to prohibited dividends or distributions or the repurchase or redemption of stock; ~~or~~ (iv) as a Director or officer, for any transaction from which the Director ~~derives~~or officer derived an improper personal benefit, or (v) as an officer, in any action by or in the right of the Corporation. If the DGCL is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of Directors or officers, then the liability of a Director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any amendment, modification or repeal of this Article NINTH or the adoption of any provision of this Restated Certificate of Incorporation inconsistent with this Article NINTH shall not adversely affect any right or protection of a Director or officer of the Corporation existing ~~immediately prior to~~at the time of such amendment, modification or repeal. For purposes of this Article NINTH, “officer” has the meaning provided in Section 102(b)(7) of the DGCL as currently in effect or as may hereafter be amended from time to time.
TENTH. The Corporation shall indemnify, defend and hold harmless any person who was or is a party, or is threatened to be made a party, and his or her heirs, executors and administrators, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or other, including appeals, by reason of the fact that he or she is or was a Director, officer, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or other agent of any corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or other agent, to the fullest extent authorized by ~~the Delaware General Corporation Law~~applicable law, against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith; provided, however, that except with respect to proceedings seeking to enforce the rights to indemnification granted herein, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part hereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. No provision of this Article TENTH is intended to be construed as limiting, prohibiting, denying or abrogating any of the general or specific powers or rights conferred by the ~~General Corporation Law of Delaware~~DGCL upon the Corporation to furnish, or upon any court to award, such indemnification, or indemnification as otherwise authorized pursuant to the ~~General Corporation Law of Delaware~~DGCL or any other law now or hereafter in effect. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or~~e~~ more agreements with any person which provide for indemnification greater or different than that provided in this Article TENTH. Any amendment, modification or repeal of this Article TENTH shall not adversely affect any right or protection existing hereunder immediately prior to such amendment, modification or repeal.
The Board of Directors of the Corporation may, in its discretion, authorize the Corporation to purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against ~~him~~ or incurred by ~~him~~such person in any such capacity, or arising out of ~~his~~such person’s status as such, whether or not the ~~c~~Corporation would have the power to indemnify ~~him~~such person against such liability under the foregoing paragraph of this Article TENTH.

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ELEVENTH. The Board of Directors of the Corporation, in determining whether the interests of the Corporation, its subsidiaries and its stockholders will be served by any offer of another person to (i) make a tender or exchange offer for any equity security of the Corporation or any subsidiary of the Corporation, (ii) merge or consolidate the Corporation or any of its subsidiaries with or into another institution, or (iii) purchase or otherwise acquire all of substantially all of the properties and assets of the Corporation or any of its subsidiaries, may take into account factors in addition to potential economic benefits to stockholders. Such factors may include: (a) comparison of the proposed consideration to be received by stockholders in relation to the ~~ten~~then current market price of the capital stock of the Corporation, the estimated current value of the Corporation in a freely negotiated transaction, and the estimated future value of the Corporation as an independent entity; (b) the impact of such a transaction on the customers and employees of the Corporation, and its effect on the communities in which the Corporation is located; and (c) the ability of the Corporation to fulfill its objectives under applicable ~~statues~~statutes and regulations.
The term “offer” as used in this Article ELEVENTH includes every offer to buy or acquire, solicitation of an offer to sell, tender offer for, or request or invitation for tender of, a security or interest in a security for value.
TWELFTH. The Corporation may not purchase any shares of its stock from any person, entity or group that beneficially owns five percent (5%) or more of the Voting Stock at a price exceeding the average closing price for the twenty (20) trading business days prior to the purchase date, unless a majority of the Corporation's Disinterested Stockholders (as hereinafter defined) approve the transaction. The restrictions on the purchases by the Corporation under this Article TWELFTH do not apply (i) to any offer to purchase shares of a class of the Corporation's stock which is made on the same terms and conditions to all holders of that class of stock; (ii) to any purchase of stock owned by such a five percent (5%) stockholder occurring more than two (2) years after such stockholder's last acquisition of the Corporation's stock; (iii) to any purchase of the Corporation's stock in accordance with the terms of any stock option or employee benefit plan; or (iv) to any purchase at prevailing market prices pursuant to a stock repurchase program.
For purposes of this Article TWELFTH, the term “Disinterested Stockholders” means holders of less than five percent (5%) of the Voting Stock.
THIRTEENTH. Any vote or votes authorizing liquidation of the Corporation or proceedings for its dissolution may provide, subject to the rights of creditors and the rights expressly provided for particular classes or series of stock, for the distribution pro rata among the stockholders of the Corporation of the assets of the Corporation, wholly or in part in kind, whether such assets be in cash or other property, and may authorize the Board of Directors of the Corporation to determine the valuation of the different assets of the Corporation for the purpose of such liquidation and may divide or authorize the Board of Directors to divide such assets or any part thereof among the stockholders of the Corporation, in such manner that every stockholder will receive a proportionate amount in value (determined as aforesaid) of cash or property of the Corporation upon such liquidation or dissolution even though each stockholder may not receive a strictly proportionate part of each such asset.
FOURTEENTH. The private property of the stockholders of the Corporation shall not be subject to the payment of the corporate debts to any extent whatsoever.
~~FIFTEENTH. No contract or other transaction between the Corporation and any person, firm, association or corporation and no act of the Corporation shall, in the absence of fraud, be invalidated or in any way affected by the fact that any of the Directors of the Corporation are pecuniarily or otherwise interested, directly or indirectly, in such contract, transaction or act, or are related to or interested in, as a director, stockholder, officer, employee, member or otherwise, such person, firm, association or corporation. Any Director so interested or related who is present at any meeting of the Board of Directors or committee or directors at which action on any such contract, transaction or act is taken may be counted in determining the presence of a quorum at such meeting and may vote thereat with respect to such contract, transaction or act with like force and effect as if he was not so interested or related. No Director so interested or related shall, because of such interest or relationship, be disqualified from holding his office or be liable to the Corporation or any stockholder or creditor thereof for any loss incurred by the Corporation under or by reason of such contract, transaction or act, or be accountable for any gains or profits he may have realized therein.~~
~~SIXTEENTH~~FIFTEENTH. Meetings of stockholders may be held outside of the State of Delaware, if the By-Laws so provide. The books of the Corporation may be kept outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws ~~of the Corporation~~.
SIXTEENTH. If any provision of this Restated Certificate of Incorporation becomes or is declared on any ground to be illegal, unenforceable, or invalid for any reason whatsoever, (i) the legality, enforceability or validity of

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the remaining provisions of this Restated Certificate of Incorporation (including, without limitation, all portions of any article, section or paragraph of this Restated Certificate of Incorporation containing any such provision held to be illegal, unenforceable or invalid, that are not by themselves illegal, unenforceable or invalid) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provision of this Restated Certificate of Incorporation (including, without limitation, all portions of any article, section or paragraph of this Restated Certificate of Incorporation containing any such provision held to be illegal, unenforceable or invalid, that are not themselves illegal, unenforceable or invalid) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this ~~Second~~ Restated Certificate of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders are granted subject to this reservation.
~~3. This Third Restated Certificate of Incorporation was duly adopted by written consent of the Board of Directors in accordance with the applicable provisions of Sections 141 and 245 of the General Corporation Law of the State of Delaware.~~
~~IN WITNESS WHEREOF, said Boston Scientific Corporation has caused this Certificate to be signed by Paul W. Sandman, its Executive Vice President, Secretary and General Counsel, and attested by Lawrence J. Knopf, its Vice President, Assistant Secretary and Assistant General Counsel, this 27th day of July, 2007.~~
~~BOSTON SCIENTIFIC CORPORATION~~
~~ATTEST:                         By: /s/ Paul W. Sandman~~
~~By:/s/ Lawrence J. Knopf                     Paul W. Sandman, Executive Vice President,~~
~~Lawrence J. Knopf, Vice President,                 Secretary and General Counsel~~
~~Assistant Secretary and Assistant~~
~~General Counsel~~

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Annex C
Annex C
AMENDED AND RESTATED BY-LAWS
OF
BOSTON SCIENTIFIC CORPORATION
A Delaware Corporation

(effective as of [__], 2026)

ARTICLE I
OFFICES
Section 1.    Registered Office. The registered office of Boston Scientific Corporation (hereafter “the corporation”) in the State of Delaware shall be as set forth in the certificate of incorporation of the corporation (as amended and/or restated from time to time, the “Certificate of Incorporation”).
Section 2.     Other Offices. The corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors of the corporation (the “Board of Directors”) may from time to time determine or the business of the corporation may require.
ARTICLE II
MEETINGS OF STOCKHOLDERS
Section 1.     Annual Meetings. An annual meeting of the stockholders shall be held for the purpose of electing directors of the corporation (“Directors”) and conducting such other business as may properly come before the meeting. The date, time and place, if any, within or without the State of Delaware, of the annual meeting shall be determined by resolution of the Board of Directors.
Section 2.     Special Meetings.
(i)    Special meetings of stockholders may be held at such time, place, if any, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. ~~Special~~Except as otherwise provided in paragraph (ii) of this Section 2, special meetings of ~~the~~ stockholders may be called only by the Chairperson of the Board or the President, and shall be called within ten days after receipt of the written request of the Board of Directors, pursuant to a resolution approved by a majority of the Whole Board (as defined below). Any such resolution shall be sent to the Chairperson of the Board or the President, and the Secretary of the corporation and shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting is limited to the purposes stated in the notice. For the purposes of these By-Laws, the term “Whole Board” is defined as the total number of Directors which the corporation would have if there were no vacancies.
(ii)    A special meeting of stockholders shall be called by the Secretary upon the written request (a “Special Meeting Request”) of one or more holders of record Owning not less than 25% of the outstanding shares of the corporation’s common stock (the “Requisite Percentage”), provided that such shares have been Owned continuously by such holders for at least one year prior to the date of the Special Meeting Request (the “One Year Period”), and who have complied in full with the requirements set forth in these By-Laws. For purposes of this Section 2, the term “Own”, “Owning” or “Owned” shall have the meaning ascribed to such term in Section 3 of Article X of these By-Laws, provided that a record holder or beneficial owner shall not be deemed to “Own” any loaned shares that have not been recalled as of the date the Special Meeting Request is delivered to the Secretary at the principal executive offices of the corporation in accordance with the terms herein.
(A)    A Special Meeting Request must be delivered to the Secretary at the principal executive offices of the corporation. A Special Meeting Request shall be valid only if it is signed and dated by each stockholder of record submitting the Special Meeting Request and the beneficial owners, if any, on whose behalf the Special Meeting Request is being made, or such stockholder’s or beneficial owner’s duly authorized agent (each, a “Requesting Stockholder”) collectively owning the Requisite Percentage, and includes: (i) a statement of the specific purpose(s) of the special meeting and the reasons for conducting such business at the special meeting;

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(ii) as to any director nominations proposed to be presented at the special meeting and any matter (other than a director nomination) proposed to be conducted at the special meeting and as to each Requesting Stockholder, the information, statements, representations, agreements and other documents that would be required to be set forth in or included, as applicable, with (x) a stockholder’s notice of a nomination pursuant to Article III (including any nominee’s written consent to being named in the corporation’s proxy statement as a nominee and to serving as a director if elected) and/or (y) a stockholder’s notice of business proposed to be brought before a meeting pursuant to Section 6 of this Article II; (iii) a representation that a Requesting Stockholder, or a qualified representative (as defined in Section 6 of this Article II) thereof, intends to appear in person or by proxy at the special meeting to present the nomination(s) or business to be brought before the special meeting; (iv) an agreement by the Requesting Stockholders to notify the corporation promptly in the event of any disposition prior to the date of the special meeting of shares of the corporation owned beneficially or of record and an acknowledgement that any such disposition shall be deemed to be a revocation of such Special Meeting Request with respect to such disposed shares; and (v) documentary evidence that the Requesting Stockholders have Owned continuously for the One Year Period the Requisite Percentage; provided, however, that if the Requesting Stockholders are not the beneficial owners of the shares representing the Requisite Percentage, then to be valid, the Special Meeting Request must also include documentary evidence (or, if not simultaneously provided with the Special Meeting Request, such documentary evidence must be delivered to the Secretary within 10 days after the date on which the Special Meeting Request is delivered to the Secretary) that the beneficial owners on whose behalf the Special Meeting Request is made beneficially have Owned the Requisite Percentage continuously for the One Year Period. In addition, the Requesting Stockholders and the beneficial owners, if any, on whose behalf the Special Meeting Request is being made shall (i) further update and supplement the information provided in the Special Meeting Request, if necessary, so that the information provided or required to be provided therein shall be true and correct as of the record date for the special meeting and as of the date that is ten business days prior to the special meeting or any adjournment, recess, rescheduling or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the corporation (x) not later than five business days after the later of the record date for the meeting or the date notice of the record date is first publicly disclosed in the case of the update and supplement required to be made as of the record date and (y) not later than ten business days prior to the date of the special meeting or any adjournment, recess, rescheduling or postponement thereof in the case of the update and supplement required to be made as of ten business days prior to the special meeting or any adjournment, recess, rescheduling or postponement thereof and (ii) promptly provide any other information reasonably requested by the corporation.
(B)    A Special Meeting Request shall not be valid, and a special meeting requested by stockholders shall not be held, if (i) the Special Meeting Request does not comply with this paragraph (ii) of Section 2; (ii) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law (as determined in good faith by the Board of Directors); (iii) the Special Meeting Request is delivered during the period commencing 120 days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the date of the next annual meeting of stockholders; (iv) an identical or substantially similar item (as determined in good faith by the Board of Directors, a “Similar Item”), other than the election of directors, was presented at an annual or special meeting of stockholders held not more than 12 months before the Special Meeting Request is delivered; (v) a Similar Item was presented at an annual or special meeting of stockholders held not more than 120 days before the Special Meeting Request is delivered (and, for purposes of this clause (v), the election of directors shall be deemed to be a “Similar Item” with respect to all items of business involving the election or removal of directors, changing the size of the Board of Directors and the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors); (vi) a Similar Item is included in the corporation’s notice of meeting as an item of business to be brought before an annual or special meeting of stockholders that has been called but not yet held or that is called for a date within 120 days of the receipt by the corporation of a Special Meeting Request; or (vii) the Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended, (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”) or other applicable law.
(C)    Special meetings of stockholders called pursuant to this paragraph (ii) of Section 2 shall be held at such place, if any, on such date, and at such time as the Board of Directors shall fix; provided, however, that the special meeting shall not be held more than 90 days after receipt by the corporation of a valid Special Meeting Request.

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(D)    The Requesting Stockholders may revoke a Special Meeting Request by written revocation delivered to the Secretary at the principal executive offices of the corporation at any time prior to the special meeting. If at any point after 60 days of the first date on which a Special Meeting Request is delivered to the corporation the number of shares included in the unrevoked requests from Requesting Stockholders (whether by specific written revocation or deemed revocation pursuant to clause (iv) of paragraph (ii)(A) of this Section 2) represent in the aggregate ownership interests of less than the Requisite Percentage, the Board of Directors may cancel the special meeting.
(E)    In determining whether a special meeting of stockholders has been requested by the Requesting Stockholders representing in the aggregate at least the Requisite Percentage, multiple Special Meeting Requests delivered to the Secretary will be considered together only if (A) each Special Meeting Request identifies substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the special meeting, in each case as determined in good faith by the Board of Directors (which, if such purpose is the removal of directors, changing the size of the Board of Directors and/or the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors, will mean that the exact same person or persons are proposed for election or removal in each relevant Stockholder Meeting Request), and (B) such Special Meeting Requests have been dated and delivered to the Secretary within 60 days of the first date on which a Special Meeting Request is delivered to the corporation.
(F)    If none of the Requesting Stockholders appear or send a qualified representative to present at the special meeting the nomination and/or business to be presented for consideration as specified in the Special Meeting Request, the corporation need not present such nomination and/or business for a vote at the special meeting, notwithstanding that proxies in respect of such nomination and/or business may have been received by the corporation.
(G)    Business transacted at any special meeting called pursuant to this paragraph (ii) of Section 2 shall be limited to (x) the purpose(s) stated in the valid Special Meeting Request received from the Requisite Percentage of record holders and (y) any additional matters that the Board of Directors determines to include in the corporation’s notice of the special meeting.
(H)    Except as otherwise expressly set forth in this Section 2, the Board of Directors may postpone, adjourn, reschedule or cancel any previously scheduled special meeting.
Section 3.     Notice. Notice of every annual or special meeting of the stockholders, stating the place, if any, date, time, means of remote communications, if any, by which stockholders and duly appointed proxies may be deemed to be present in person and vote at such meeting, and, in the case of special meetings, the purpose or purposes, of such meeting, shall, unless otherwise provided by law, the Certificate of Incorporation or these By-Laws, be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. All such notices shall be delivered in accordance with Delaware law. When a meeting is adjourned to another place, if any, date or time, notice need not be given of the adjourned meeting if the place, if any, date, time and means of remote communications, if any, by which stockholders and duly appointed proxies may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken or are provided in any manner permitted by the Delaware General Corporation Law (“DGCL”); provided, however, that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the place, if any, date, time and means of remote communications, if any, of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.
Section 4.     Stockholders List. The corporation shall prepare, no later than the tenth day before each meeting of the stockholders, a complete list of the stockholders entitled to vote at such meeting arranged in alphabetical order, specifying the address of and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of ten days ending on the day before the meeting date (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the corporation.
Section 5.     Quorum. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders except as otherwise provided by statute or by the Certificate of Incorporation. If a quorum is not

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present, the presiding officer of the meeting or the holders of the shares present in person or represented by proxy at the meeting and entitled to vote thereat, by the affirmative vote of the holders of a majority of such shares, shall have the power to adjourn the meeting to another date, time and/or place, if any, in accordance with Section 3 of this Article II.
Section 6.     Notice of Stockholder Business. At an annual meeting of the stockholders, only such business (other than the nominations of persons for election to the Board of Directors) shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder of the corporation who was a stockholder of record of the corporation at the time the notice provided for in this Section 6 is delivered to the Secretary of the corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 6. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation and any such proposed business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice must be delivered to or mailed to and received by the Secretary at the principal executive offices of the corporation, not earlier than 120 calendar days and not later than the close of business 90 calendar days before the first anniversary date of the previous year’s annual meeting of stockholders. However, if the corporation did not hold an annual meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days before or more than 70 days after the first anniversary date of the prior year’s annual meeting of stockholders, notice by the stockholder must be so delivered not earlier than the 120th calendar day prior to such annual meeting and not later than the close of business on the later of the 90th calendar day prior to such annual meeting or the 10th calendar day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall the public announcement of an adjournment, recess or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
A stockholder’s notice to the Secretary shall set forth (A) as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and (ii) the text, if any, of any proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these By-Laws, the language of the proposed amendment), and (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is being made, and any of their respective affiliates (within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, and the name and address of any beneficial owner and any of their respective affiliates; (ii) the class, series and number of shares of the corporation which are, directly or indirectly, owned of record, and/or beneficially owned by the stockholder, any beneficial owner and any of their respective affiliates; (iii) any material interest of the stockholder, any beneficial owner or any of their respective affiliates in such business; (iv) a description of all agreements, arrangements or understandings (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, derivatives and borrowed or loaned shares) that have been entered into as of the date of the submission of the stockholder notice by, or on behalf of, the stockholder, any beneficial owner and any of their respective affiliates, the effect or intent of which is to give such stockholder, beneficial owner or affiliate economic risk similar to ownership of shares of any class or series of capital stock of the corporation, mitigate loss, manage risk or benefit from share price change for, or maintain, increase or decrease the voting power of, each such stockholder, beneficial owner or affiliate; (v) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present the proposal specified in the notice; (vi) representation whether such stockholder, beneficial owner or any of their respective affiliates intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal and/or (b) otherwise to solicit proxies or votes from stockholders in support of such proposal; (vii) a description in reasonable detail of all agreements, arrangements and understandings, written or oral and formal or informal, (a) between or among more than one of the stockholder, any beneficial owner or any of their respective affiliates or (b) between or among any of the stockholder, beneficial owner or any of their respective affiliates and any other person or entity (naming each such person or entity) in connection with or related to the proposal, including without limitation (1) any understanding, formal or informal, written or oral, that any stockholder, beneficial owner or any of their respective affiliates may have reached with any other stockholder of the corporation (including their names) with respect to

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how such stockholder will vote its shares in the corporation at any meeting of the corporation’s stockholders or take other action in support of or related to the proposal, or other action to be taken, by the stockholder, beneficial owner or any of their respective affiliates and (2) any agreements that would be required to be disclosed by the stockholder, beneficial owner, or any of their respective affiliates pursuant to Item 5 or Item 6 of a Schedule 13D that would be filed pursuant to the Exchange Act (including the rules and regulations promulgated thereunder), regardless of whether the requirement to file a Schedule 13D is applicable to such stockholder, beneficial owner, or affiliate; (viii) any other information relating to the stockholder, beneficial owner or any of their respective affiliates that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations thereunder; (ix) a representation by the stockholder as to the accuracy of the information set forth in such notice; (x) a description of any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such stockholder, beneficial owner or any of their respective affiliates have or share a right, directly or indirectly, to vote any shares of any class or series of capital stock of the corporation; (xi) a description of any rights to dividends or other distributions on the shares of any class or series of capital stock of the corporation, directly or indirectly, owned beneficially by such stockholder, beneficial owner or any of their respective affiliates that are separated or separable from the underlying shares of the corporation; and (xii) a description of any performance-related fees (other than an asset based fee) that such stockholder, beneficial owner or any of their respective affiliates, directly or indirectly, are entitled to based on any increase or decrease in the value of shares of any class or series of capital stock of the corporation or any interests described in clause (B)(iv). Notwithstanding anything in the these By-Laws to the contrary, no business (other than the nominations of persons for election to the Board of Directors) shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 6 of Article II. (other than business brought properly under and in compliance with Rule 14a-8 of the Exchange Act, and such stockholder’s proposal has been included in a proxy statement that has been prepared by the corporation to solicit proxies for such annual meeting); provided, however, that the nomination of director candidates shall be conducted in accordance with the procedures set forth in Article III.
The presiding officer of an annual meeting (or, in advance of any such meeting, the Board of Directors or an authorized committee thereof) shall, if the facts warrant, determine that business was not properly brought in accordance with this Section 6 of Article II, and, if it shall be so determined, declare that any such business was not properly brought and shall not be transacted. Notwithstanding the foregoing provisions of this Section 6, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the corporation to present the proposed business advanced by such stockholder, such proposed business shall not be transacted, notwithstanding that such proposal is set forth in the notice of meeting or other proxy materials and notwithstanding that proxies in respect of such vote may have been received by the corporation. For purposes of this Section 6 and Article III, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.
A stockholder shall promptly update and supplement its notice of business proposed to be brought before a meeting, if necessary, so that the information provided and required to be provided in such notice pursuant to Section 6 of Article II shall be true, correct and complete in all material respects (including disclosure of all material facts necessary to make the statements made, in light of the circumstances under which they are made, not misleading) (i) as of the record date for the meeting, (ii) as of the date that is ten business days prior to the meeting or any adjournment, recess, rescheduling or postponement thereof, and (iii) with respect to the representation required by Section 6(B)(vi) of this Article II, as of immediately prior to the meeting or any adjournment, recess, rescheduling or postponement thereof. Such update and supplement shall be delivered to the Secretary at the principal executive offices of the corporation not later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date) and not later than seven business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to the meeting), or any adjournment, recess, rescheduling or postponement thereof; it being understood that providing any such update and supplement shall not limit the corporation’s rights with respect to any deficiencies in any stockholder's notice, including, without limitation, any representation required herein, extend any applicable deadlines under these By-Laws or enable or be deemed to permit a stockholder who has previously submitted a stockholder's notice under these By-Laws to amend or update any proposal or to submit any new proposal,

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including by changing or adding nominees, matters, business and/or resolutions proposed to be brought before a meeting of stockholders.
Notwithstanding the foregoing provisions of this Section 6, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 6; provided however, that any references in these By-Laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to proposals as to any business to be considered pursuant to this Section 6. Compliance with this Section 6 shall be the exclusive means for a stockholder to submit business (other than nominations of persons for election to the Board of Directors and, as provided in the last sentence of the second paragraph of this Section 6, business brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this Section 6 shall be deemed to affect any rights of stockholders to request inclusion of proposals other than nominations in the corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act.
Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting.
Section 7.     Inspectors. The Board of Directors shall appoint inspectors of election to act as judges of the voting and to determine those entitled to vote at any meeting of stockholders, or any adjournment thereof, in advance of such meeting, but if the Board of Directors fails to make such appointments or if an appointee fails to serve, the presiding officer of the meeting of stockholders may appoint substitute inspectors.
Section 8.     Voting. Except as otherwise provided by law or by the Certificate of Incorporation, each stockholder shall be entitled at every meeting of the stockholders to one vote for each share of stock having voting power standing in the name of such stockholder on the books of the corporation on the record date for the meeting and such votes may be cast either in person or by proxy. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the corporation a revocation of the proxy or a new proxy bearing a later date. When a quorum is present at any meeting, the vote of the holders of a majority in voting power of the stock present in person or represented by proxy and which has actually voted shall decide any question properly brought before such meeting, unless a different or minimum vote is required by these By-Laws, the Certificate of Incorporation applicable law, the rules or regulations of any stock exchange applicable to the corporation, or any law or regulation applicable to the corporation or its securities, in which case such different or minimum vote shall be the applicable vote on the matter. With respect to any election or questions required to be decided by any class of stock voting as a class, the vote of the holders of a majority in voting power of such class of stock present in person or by proxy and which actually voted shall decide any such election or question, unless a different or minimum vote is required by these By-Laws, the Certificate of Incorporation applicable law, the rules or regulations of any stock exchange applicable to the corporation, or any law or regulation applicable to the corporation or its securities, in which case such different or minimum vote shall be the applicable vote on the matter.
Section 9.     Order of Business; Conduct of Meeting. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the presiding officer of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the presiding officer of any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding officer, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding officer of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding officer of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) limitations on the time allotted for consideration of each agenda item and for questions and comments by participants; (vi) regulations for the opening and closing of the polls for balloting and matters which are to be voted on by ballot (if any); and (vii) procedures (if any) requiring attendees to provide the corporation advance notice of their intent to attend the meeting. The presiding officer at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the

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meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding officer should so determine, such presiding officer shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the presiding officer at the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
ARTICLE III
NOMINATION OF DIRECTOR CANDIDATES
Section 1.     Notification of Nominees. Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, nominations for the election of Directors may be made at an annual meeting of stockholders only (a) by the Board of Directors or a committee appointed by the Board of Directors, (b) by any stockholder of the corporation who was a stockholder of record of the corporation at the time the notice provided for in this Section 1 is delivered to the Secretary of the corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1 or (c) by an Eligible Stockholder who complies with the request of Article X of these By-Laws (the “Noticing Stockholder”). For any nominations to be properly brought before an annual meeting by a stockholder pursuant to clause (b) of the first paragraph of this Section 1, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than 120 calendar days and not later than the close of business 90 calendar days before the first anniversary date of the previous year’s annual meeting of stockholders. However, if the corporation did not hold an annual meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days before or more than 70 days after the first anniversary date of the previous year’s annual meeting, notice by the stockholder must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall the public announcement of an adjournment, recess or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
Each such notice shall set forth:
(A)    as to each person whom the Noticing Stockholder proposes to nominate for election as a director of the corporation: (i) the name, age and address of such person; (ii) such person’s principal occupation or employment; (iii) the class, series and number of shares of the corporation that are, directly or indirectly, owned, beneficially or of record, by such person; (iv) a description of all arrangements or understandings between the Noticing Stockholder, any beneficial owner and/or any affiliate of such Noticing Stockholder or any beneficial owner thereof, on the one hand, and the nominee and any other person or persons (naming such person or persons), on the other hand, pursuant to which the nomination is to be made by the Noticing Stockholder; (v) such other information regarding each nominee proposed by such Noticing Stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated, or intended to be nominated, by the Board of Directors; (vi) the written consent of each nominee to being named as a nominee for director in the corporation’s proxy statement and other proxy materials relating to the election of directors and, if so elected, serve as a Director of the corporation; (vii) a questionnaire completed and signed by such person (in the form to be provided by the Secretary upon written request of any stockholder of record within five business days of such request) with respect to the background and qualification of such proposed nominee and the background of any other person or entity on whose behalf the nomination is being made; and (viii) a written representation and agreement that such proposed nominee (A) is not, and will not become, a party to: (1) any agreement, arrangement or understanding with any person with respect to any direct or indirect compensation, reimbursement or indemnification of the nominee in connection with being a nominee or with his or her service or action as a Director of the corporation that has not been fully disclosed in writing to the corporation prior to, or concurrently with, the stockholder’s submission of the notice required by this Section 1; (2) any Voting Commitment (as defined in Article X) as to how such nominee, if elected, will vote or act on any issue except such as is already existing and has been fully disclosed to the corporation prior to or concurrently with the stockholder’s submission of the notice required by this Section 1; or (3) any Voting Commitment that could limit or interfere with such nominee’s ability to comply, if elected, with his or her fiduciary duties under applicable law and (B) would be in compliance with all of the corporation’s corporate governance, conflict of interest, confidentiality, and stock ownership and trading

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policies and guidelines, and any other corporation policies and guidelines (including any successor policies or guidelines) applicable to Directors; and
(B)    as to the Noticing Stockholder, any beneficial owner on whose behalf the notice is given, and any affiliate (i) the name and address of the Noticing Stockholder (including the name and address that appear on the corporation’s books and records), of any beneficial owner or beneficial owners on whose behalf the notice is given and of any affiliate of the Noticing Stockholder or any such beneficial owner (collectively with the Noticing Stockholder, the “Proposing Persons” and each a “Proposing Person”); (ii) the class, series and number of shares of the corporation which are, directly or indirectly, owned, beneficially or of record, by the Noticing Stockholder and any other Proposing Person; (iii) a description of all agreements, arrangements or understandings (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, derivatives and borrowed or loaned shares) that have been entered into as of the date of the submission of the stockholder notice by, or on behalf of, each Proposing Person, the effect or intent of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of capital stock of the corporation, mitigate loss, manage risk or benefit from share price change for, or maintain, increase or decrease the voting power of, each such Proposing Person; (iv) a representation that the Noticing Stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (v) a representation that any Proposing Person intends to or is part of a group that intends to (a) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to elect the nominee, (b) otherwise to solicit proxies or votes from stockholders in support of such nomination, and/or (c) to solicit proxies in support of any proposed nominee in accordance with Rule 14a-19 under the Exchange Act; (vi) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among any Proposing Person, and any other person, including, in the case of a nomination, the nominee, including any agreements, arrangements or understandings relating to any compensation or payments to be paid to any such proposed nominee(s), pertaining to the nomination(s) or other business proposed to be brought before the meeting of stockholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding); (vii) a description in reasonable detail of all agreements, arrangements and understandings, written or oral and formal or informal, (a) between or among more than one Proposing Persons or (b) between or among any Proposing Person and any other person or entity (naming each such person or entity) in connection with or related to the nomination, including without limitation (1) any understanding, formal or informal, written or oral, that any Proposing Person may have reached with any stockholder of the corporation (including their names) with respect to how such stockholder will vote its shares in the corporation at any meeting of the corporation’s stockholders or take other action in support of or related to the nomination or any business proposed, or other action to be taken, by the Proposing Person, (2) any agreements that would be required to be disclosed by any Proposing Person pursuant to Item 5 or Item 6 of a Schedule 13D that would be filed pursuant to the Exchange Act (including the rules and regulations promulgated thereunder), regardless of whether the requirement to file a Schedule 13D is applicable to the Proposing Person and (3) any agreements, arrangements or understandings relating to any compensation or payments to be paid to any such proposed nominee(s), pertaining to the nomination (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding); (viii) any other information relating to a Proposing Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations thereunder; (ix) a representation by the Noticing Stockholder as to the accuracy of the information set forth in such notice; (x) a description of any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which any Proposing Person has or shares a right, directly or indirectly, to vote any shares of any class or series of capital stock of the corporation; (xi) a description of any rights to dividends or other distributions on the shares of any class or series of capital stock of the corporation, directly or indirectly, owned beneficially by any Proposing Person that are separated or separable from the underlying shares of the corporation; and (xii) a description of any performance-related fees (other than an asset based fee) that any Proposing Person, directly or indirectly, is entitled to based on any increase or decrease in the value of shares of any class or series of capital stock of the corporation or any interests described in clause (B)(iii).

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In addition to the foregoing, any Noticing Stockholder or proposed nominee also shall promptly provide the corporation with any other information reasonably requested by the corporation, including such other information as may be reasonably required to determine whether such nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, Exchange Act rule or regulation, or in the corporation’s Corporate Governance Guidelines or any other publicly-disclosed standards established by the corporation.
Notwithstanding anything in the third sentence of the first paragraph of this Section 1 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the corporation at the annual meeting is increased effective after the time period for which nominations would otherwise be due under the first paragraph of this Section 1 and there is no public announcement by the corporation naming the nominees for the additional directorships at least one hundred days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 1 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth calendar day following the day on which such public announcement is first made by the corporation.
Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation’s notice of meeting (1) by or at the direction of the Board of Directors or any authorized committee thereof or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record at the time the notice provided for in this Section 1 is delivered to the Secretary of the corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 1. In the event a special meeting of stockholders is duly called for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the corporation’s notice of meeting, if the stockholder’s notice required by this Section 1 shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which the corporation first makes a public announcement of the date of the special meeting at which directors are to be elected. In no event shall the public announcement of an adjournment, recess or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
A Noticing Stockholder shall promptly update and supplement its notice of any nomination proposed to be brought before a meeting, if necessary, so that the information provided and required to be provided in such notice pursuant to this Section 1 of Article III shall be true, correct and complete in all material respects (including disclosure of all material facts necessary to make the statements made, in light of the circumstances under which they are made, not misleading) (i) as of the record date for the meeting, (ii) as of the date that is ten business days prior to the meeting or any adjournment, recess, rescheduling or postponement thereof and (iii) with respect to the representation required by Section 1(B)(v) of this Article III, as of immediately prior to the meeting or any adjournment, recess, rescheduling or postponement thereof. Such update and supplement shall be delivered to the Secretary at the principal executive offices of the corporation not later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date) and not later than seven business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to the meeting), or any adjournment, recess, rescheduling or postponement thereof; it being understood that providing any such update and supplement shall not limit the corporation’s rights with respect to any deficiencies in any stockholder's notice, including, without limitation, any representation required herein, extend any applicable deadlines under these By-Laws or enable or be deemed to permit a stockholder who has previously submitted a stockholder's notice under these By-Laws to amend or update any proposal or to submit any new proposal, including by changing or adding nominees, matters, business and/or resolutions proposed to be brought before a meeting of stockholders.
Notwithstanding anything contrary in these By-Laws, unless otherwise required by applicable law, if any Proposing Person (i) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act with respect to any proposed nominee and (ii) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) promulgated under the Exchange Act (or fails to timely provide documentation reasonably satisfactory to the corporation that such Proposing Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in the following sentence), then the nomination of such proposed nominee shall be disregarded and no vote on such nominee proposed by such Noticing Stockholder shall occur, notwithstanding that the nomination is

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set forth in the notice of meeting or other proxy materials and notwithstanding that proxies or votes in respect of such proposed nominee may have been received by the corporation (which proxies and votes shall be disregarded). If any Proposing Person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such stockholder shall deliver to the corporation, not later than five business days prior to the applicable meeting, documentation reasonably satisfactory to the corporation demonstrating that it or such other Proposing Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.
The number of nominees a Noticing Stockholder may nominate for election at an annual or special meeting of the stockholders (or in the case of one or more stockholders giving the notice on behalf of a beneficial owner, the number of nominees such stockholders may collectively nominate for election at the annual or special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual or special meeting by the class of stockholders for which such Noticing Stockholder is entitled to vote.
Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors.
Section 2.     Substitution of Nominees. If a person is validly designated as a nominee in accordance with Section 1 of this Article III, and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee upon prompt delivery, and in any event not fewer than five days prior to the date of the meeting for the election of such nominee, of a written notice to the Secretary setting forth such information regarding such substitute nominee as would have been required to be delivered to the Secretary pursuant to Section 1 of this Article III, had such substitute nominee been initially proposed as a nominee; provided, however, that any such substitute nominee will only be eligible to stand for election if (i) he or she was identified as an alternate nominee in the stockholder notice contemplated in Section 1 of this Article III and (ii) such substitution would not violate the DGCL, SEC regulations or other laws, rules or regulations applicable to the corporation; provided, further, that if the date of such meeting has been publicly disclosed prior to the requested substitution, such substitution may not, without the consent of the Board of Directors, be made unless it can be made in accordance with applicable requirements of the SEC without any resulting delay in the scheduled meeting, unless such substitution is required by the DGCL, SEC regulations or other laws, rules or regulations applicable to the corporation. Such notice shall include a signed written consent by each substitute nominee to be named as a nominee for Director in the corporation’s proxy statement and other proxy materials relating to the election of directors and, if so elected to serve as a Director of the corporation.
Section 3.     Compliance with Procedures. If the presiding officer of the meeting for the election of Directors (or, in advance of any meeting of stockholders, the Board of Directors or an authorized committee thereof) determines that a nomination for any candidate for election as a Director at such meeting was not made in accordance with the applicable provisions of these By-Laws, it shall be so declared and such person will not be eligible for election as a Director and such nomination shall be disregarded. Notwithstanding the foregoing provisions of this Article III, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the corporation to present a nomination advanced by such stockholder, such nomination shall be disregarded, notwithstanding that such nomination is set forth in the notice of meeting or other proxy materials and notwithstanding that proxies in respect of such vote may have been received by the corporation.
Notwithstanding the foregoing provisions of this Article III, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Article III; provided however, that any references in these By-Laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations to be considered pursuant to this Article III. Compliance with this Article III or Article X shall be the exclusive means for a stockholder to make nominations at a meeting of stockholders. Nothing in this Article III shall be deemed to affect any rights of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.
For purposes of this Article III and Section 6 of Article II, (i) “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the corporation with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder, (ii) “affiliates” shall have the meaning set forth in Rule 12b-2 under the Exchange Act, (iii) “business day” means any day other than Saturday, Sunday or a day on which banks are

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closed in New York City, New York, and (iv) “close of business” means 5:00 p.m. local time at the principal executive offices of the corporation on any calendar day, whether or not the day is a business day.

ARTICLE IV
BOARD OF DIRECTORS
Section 1.     Powers. The business and affairs of the corporation shall be managed by or under the direction of its Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation directed or required to be exercised or done by the stockholders.
Section 2.     Number, Qualification, Election and Terms. Except as otherwise fixed by, or pursuant to, the provisions of Article FOURTH of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, the number of Directors shall be fixed from time to time by resolution of the Board of Directors, but shall not be less than three nor more than twenty persons. Except as otherwise required by law, each nominee for director shall be elected to the Board of Directors by the affirmative vote of the majority of votes cast, in person or by proxy, by the holders of shares entitled to vote at a meeting at which a quorum is present; provided, however, that if the number of nominees exceeds the number of directors to be elected at any such meeting, as determined by the Secretary of the corporation as of the record date for such meeting, the directors shall be elected by a plurality of the votes cast, in person or by proxy. For purposes of this Section 2, a majority of the votes cast means that the number of shares voted “for” exceeds fifty percent (50%) of the number of votes cast with respect to such nominee. In the event that a director nominee fails to receive an affirmative majority of the votes cast in an election where the number of nominees is less than or equal to the number of directors to be elected, the Board of Directors, within its powers, may decrease the number of directors, fill the vacancy, or take other appropriate action. An abstention will not count as a vote cast with respect to a director. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee.
If an incumbent director who is nominated for re-election to the Board of Directors does not receive sufficient “for” votes to be elected in accordance with this By-Law, the incumbent director shall promptly tender his or her resignation to the Board of Directors. The Nominating and Governance Committee shall make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board of Directors shall act on the tendered resignation, taking into account the Nominating and Governance Committee’s recommendation, and publicly disclose (by a press release, a filing with the SEC or other broadly disseminated means of communication) its decision regarding the tendered resignation within 90 days from the date of the certification of the election results. The Nominating and Governance Committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The director who tenders his or her resignation shall not participate in the recommendation of the Nominating and Governance Committee or the decision of the Board of Directors with respect to the director’s resignation. If such incumbent director’s resignation is not accepted by the Board of Directors, such director shall continue to serve until the next annual meeting and until the director’s successor is duly elected, or the director’s earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors pursuant to this By-Law, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Section 4 of Article IV of these By-Laws or may decrease the size of the Board of Directors pursuant to the provisions of Section 2 of Article IV of these By-Laws.
Section 3.     Removal. Any Director may be removed from office by the stockholders in the manner provided in Section 4 of Article EIGHTH of the Certificate of Incorporation.
Section 4.     Vacancies and New Directorships. Except as otherwise fixed by or provided for or pursuant to the provisions of Article FOURTH of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, vacancies and newly created directorships resulting from any increase in the authorized number of Directors shall be filled solely by the affirmative vote of a majority of the Directors then in office though less than quorum, or by a sole remaining Director, except as may be required by law. Any Director so chosen shall hold office until the next annual meeting of stockholders and until such Director’s successor shall have

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been elected and qualified. No decrease in the authorized number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.
Section 5.     Regular Meetings. Regular meetings of the Board of Directors may be held without notice immediately after the annual meeting of the stockholders and at such other time and place as shall from time to time be determined by the Board of Directors.
Section 6.     Special Meetings and Notice. Special meetings of the Board of Directors may be called by the Chairperson of the Board or the Chief Executive Officer, or, if there is no Chief Executive Officer, the President, on one day’s written notice to each Director by whom such notice is not waived, given either personally or by mail, telephone, telegram, telex, facsimile, electronic transmission or similar medium of communication, and shall be called by the Chief Executive Officer, or, if there is no Chief Executive Officer, the President, or the Secretary in like manner and on like notice on the written request of any three Directors.
Section 7.     Resignation. Any Director may resign at any time by giving written notice of such Director’s resignation to the Chairperson of the Board or the Secretary, to be effective upon its acceptance by the Board of Directors or at the time specified in such notice. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make such resignation effective.
Section 8.     Quorum. Except as provided by law or the Certificate of Incorporation, at all meetings of Directors, a majority of the total number of Directors then in office but no less than one-third of the total authorized number of directors shall constitute a quorum for the transaction of business. Except for the designation of committees (as provided in Section 9 of this Article IV), the vote of a majority of Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the Directors present thereat may adjourn the meeting from time to time to another place, time or date, without notice other than announcement at the meeting, until a quorum shall be present.
Section 9.     Committees. The Board of Directors may, by resolution passed by a majority of the Whole Board, designate one or more committees, each committee to consist of one or more of the Directors of the corporation, which to the extent provided in such resolution shall have and may exercise the powers of the Board of Directors in the management and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it, except as otherwise limited by statute. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Directors when required. Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by the resolution of the Board of Directors designating such committee, and unless otherwise prescribed by the Board of Directors, the presence of at least a majority of the members of such committee shall be necessary to constitute a quorum.
Section 10.     Compensation. The Directors may be paid for expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary. No such payment shall preclude any Director from serving the corporation in any other capacity and receiving compensation therefor. Members of committees designated by the Board of Directors may be allowed like compensation for attending committee meetings.
Section 11.     Rules. The Board of Directors may adopt such special rules and regulations for the conduct of their meetings and the management of the affairs of the corporation as they may deem proper, not inconsistent with law, the Certificate of Incorporation or these By-Laws.
ARTICLE V
OFFICERS
Section 1.     Number. The officers of the corporation shall be chosen by the Board of Directors and shall consist of a president, a chairperson and/or co-chairperson of the board, one or more vice-presidents, a secretary, a treasurer, and such other officers and assistant officers as may be deemed necessary or desirable by the Board of

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Directors. Any number of offices may be held by the same person. In its discretion, the Board of Directors may choose not to fill any office for any period as it may deem advisable, except the offices of the president and secretary.
Section 2.     Election and Term of Office. The officers of the corporation shall be elected annually by the Board of Directors. Vacancies may be filled or new offices created and filled at any meeting of the Board of Directors. Each officer shall hold office for such terms as determined by the Board of Directors or until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.
Section 3.     Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interest of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.
Section 4.     Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.
Section 5.     Compensation. Compensation of all officers shall be fixed by the Board of Directors, and no officer shall be prevented from receiving such compensation by virtue of the fact that he or she is also a Director of the corporation. The Board of Directors may authorize any officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the compensation of such subordinate officers.
Section 6.     The Chief Executive Officer. The Chief Executive Officer, if any, in the absence or disability of the Chairperson of the Board, shall preside at all meetings of the stockholders; shall have general and active management of the business of the corporation; and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall execute bonds, mortgages, and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation. In the absence of the Chief Executive Officer, the President, the Chairperson of the Board or another officer of the corporation, as designated by the Board of Directors, shall have the powers of the Chief Executive Officer.
Section 7.     The President and Vice-Presidents. The President shall act in an executive capacity as shall be directed from time to time by the Board of Directors or the Chief Executive Officer, and shall have such powers and perform such other duties as the Board of Directors or the Chief Executive Officer may determine from time to time, (which may include, without limitation, assisting the Chief Executive Officer in the operation and administration of the corporation’s business and the supervision of its policies and affairs), with such limitations on such powers or performance of duties as either of the foregoing shall prescribe. The Vice-President, or if there shall be more than one, the Vice-Presidents in the order determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties and have such powers as the Board of Directors may, from time to time, determine or these By-Laws may prescribe.
Section 8.     The Chairperson of the Board. The Chairperson and/or the Co-Chairperson of the Board shall preside at all meetings of the stockholders and directors; and have such other duties as may be assigned to him, her or them from time to time by the Board of Directors.
Section 9.     The Secretary and Assistant Secretaries. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors; perform such other duties as may be prescribed by the Board of Directors or Chief Executive Officer, or, if there is no Chief Executive Officer, the President, under whose supervision he or she shall be; shall have custody of the corporate seal of the corporation and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his or her signature. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

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Section 10.     The Treasurer and Assistant Treasurer. The Treasurer shall have the custody of the corporate funds and securities; shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation; shall deposit all monies and other valuable effects in the name and to the credit of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements; and shall render to the Chief Executive Officer, or, if there is no Chief Executive Officer, the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of the corporation. If required by the Board of Directors, the Treasurer shall give the corporation a bond (which shall be rendered every six years) in such sums and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of treasurer and for the restoration to the corporation, in case of death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the possession or under the control of the Treasurer belonging to the corporation. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, shall in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.
Section 11.     Other Officers, Assistant Officers and Agents. Officers, assistant officers and agents, if any, other than those whose duties are provided for in these By-Laws, shall have such authority and perform such duties as may from time to time be prescribed by resolution of the Board of Directors. The Board of Directors may, from time to time, authorize any officer to appoint and remove such subordinate officers and to prescribe the powers and duties thereof.
ARTICLE VI
INDEMNIFICATION OF OFFICERS AND OTHERS
Section 1.     The corporation shall indemnify any person who was or is a party or is threatened to be made a party, his or her heirs, executors or administrators, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as director, officer, employee or other agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
Section 2.     The corporation shall indemnify any person who was or is a party or is threatened to be made a party, his or her heirs, executors or administrators, to any threatened, pending or completed action, suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was an officer of the corporation, or is or was serving at the request of the corporation as director or officer of another corporation, against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which the court shall deem proper.
Section 3.     To the extent that an officer of the corporation or person serving at the request of the corporation as a director or officer of another corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article VI or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

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Section 4.     Any indemnification under Sections 1 and 2 of this Article VI (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the officer or person serving at the request of the corporation as a director or officer of another corporation is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article VI. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.
Section 5.     Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the officer or person serving at the request of the corporation as a director or officer of another corporation to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation as authorized in this Article VI.
Section 6.     The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in other capacity while holding such office.
Section 7.     The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was an officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of this Article VI.
Section 8.     For purposes of this Article VI, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors and officers so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director or officer of another corporation shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.
Section 9.     The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be an officer, employee or person serving at the request of the corporation as a director or officer of another corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.
Section 10.     This Article VI may be amended or repealed only by the affirmative vote of the holders of a majority of the Voting Stock; provided that no such amendment or repeal shall adversely affect any right to indemnification for any act or omission of any person referred to in Section 1 and 2 of this Article VI which occurred or allegedly occurred prior to the effective date of such amendment or repeal.
Section 11.     If in any action, suit or other proceeding or investigation, a Director of the corporation is held not liable for monetary damages because that Director is relieved of personal liability under Article NINTH of the Certificate of Incorporation or otherwise, the Director shall be deemed to have met the standards of conduct set forth above and to be entitled to indemnification as provided above.
ARTICLE VII
CERTIFICATES OF STOCK
Section 1.     Form. The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock in the corporation represented by certificates shall be entitled to have a certificate, signed by, or in the name of the corporation by two authorized officers of the corporation (it being understood that each of the President, a Vice-President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the corporation shall be an authorized officer for such purpose), certifying

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the number of shares owned by him or her in the corporation. Any or all signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer, transfer agent or registrar or officers of the corporation whether because of death, resignation or otherwise before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer, transfer agent or registrar.
Section 2.     Lost Certificates. The corporation may issue a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his or her legal representative, to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.
Section 3.     Fixing a Record Date. In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not more than sixty nor less than ten days preceding the date of any meeting of stockholders. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
Section 4.     Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of the other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.
ARTICLE VIII
GENERAL PROVISIONS
Section 1.     Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Directors shall think in the best interest of the corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.
Section 2.     Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.
Section 3.     Fiscal Year. The fiscal year of the corporation shall be the period ending December 31 of each year or as otherwise fixed by resolution of the Board of Directors.

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Section 4.    Seal. The seal of the corporation shall be in the form of a circle and shall have inscribed thereon the name of the corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.
Section 5.     Securities Owned By Corporation. Voting securities in any other corporation or entity held by the corporation shall be voted by the Chief Executive Officer, or, if there is no Chief Executive Officer, the President, or the Treasurer or any Vice President, unless the Board of Directors specifically confers authority to vote with respect thereto, which may be general or confined to specific instances, upon some other person or officer. Any person authorized to vote securities shall have the power to appoint proxies, with general power of substitution.
Section 6.     Conflict of Interest. No contract or transaction between the corporation and one or more of its Directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its Directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the board of or committee thereof which authorized the contract or transaction, or solely because the votes of the Director or officer are counted for such purpose, provided that the material facts as to the relationship or interest of the Director or officer and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum or provided that the contract or transaction is otherwise authorized in accordance with the laws of Delaware. Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transactions.
ARTICLE IX
AMENDMENTS
Subject to the provisions of the Certificate of Incorporation, these By-Laws may be amended or repealed at any regular meeting of the stockholders or at any special meeting thereof duly called for that purpose by a majority vote of the shares represented and entitled to vote at such meeting provided that in the notice of such special meeting notice of such purpose shall be given. Subject to the laws of the State of Delaware, the Certificate of Incorporation and these By-Laws, the Board of Directors may by majority vote of those present at any meeting at which a quorum is present amend or repeal these By-Laws, or adopt such other By-Laws as in their judgment may be advisable for the regulation of the conduct of the affairs of the corporation.
ARTICLE X
PROXY ACCESS
Section 1.     Inclusion of Proxy Access Nominees in Corporation’s Proxy Statement. Notwithstanding Article III hereof, this Article X shall apply solely for the purpose of stockholders of the corporation who propose to include director nominees, other than nominees pursuant to Rule 14a-19 under the Exchange Act and Section 1 of Article III hereof, for the election of Directors in the corporation’s proxy statement, form of proxy and ballot for an annual meeting of stockholders. Any Nominating Stockholder (as defined below) of the corporation that proposes to include in the corporation’s proxy materials for any annual meeting of stockholders a person or persons for election as Director or Directors pursuant to this Article X (each such nominee, a “Proxy Access Nominee”) shall be required to comply with the proxy access procedures as set forth in this Article X. Subject to the provisions of this Article X, if expressly requested in the relevant Nomination Notice (as defined below), the corporation shall include in its proxy statement (and on the corporation’s form of proxy and ballot) for any annual meeting of stockholders (but not at any special meeting of stockholders) in addition to any persons nominated for election by the Board of Directors or any committee thereof: (A) the names of any Proxy Access Nominee nominated by any Eligible Stockholder (as defined below) or group of up to 20 Eligible Stockholders that, as determined by the Board of Directors, has (individually and collectively, in the case of a group) satisfied all applicable conditions and complied with all applicable procedures and requirements set forth in this Article X (such Eligible Stockholder or group of Eligible Stockholders being a “Nominating Stockholder”); (B) with respect to the proxy statement only, disclosure about each Proxy Access Nominee and the Nominating Stockholder required under the rules of the SEC or other applicable law to be included in the proxy statement; (C) with respect to the proxy statement only, any statement included by the Nominating Stockholder in the Nomination Notice for inclusion in the proxy statement in support of each Proxy Access Nominee’s election to the Board of Directors (subject, without limitation, to Section 5(ii) of this Article X, and provided that each such statement per Proxy Access Nominee does not exceed 500 words and fully complies with Section 14 of the Exchange Act, including Rule 14a-9 thereunder (the “Supporting Statement”)); and (D) with respect to the proxy statement only, any other information that the corporation or the Board of Directors determines, in their discretion,

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to include in the proxy statement relating to the Nominating Stockholder and the nomination of each Proxy Access Nominee, including, without limitation, any statement in opposition to the nomination, any of the information provided pursuant to this Article X and any solicitation materials or related information with respect to a Proxy Access Nominee.
Section 2.     Maximum Number of Proxy Access Nominees. The corporation shall not be required to include in its proxy materials for an annual meeting of stockholders more Proxy Access Nominees than that number constituting the greater of (A) two or (B) 20% of the total number of Directors of the corporation then serving on the last day on which a Nomination Notice may be submitted pursuant to this Article X (rounded down to the nearest whole number) (the “Maximum Number”). The Maximum Number for a particular annual meeting shall be reduced by: (A) each Proxy Access Nominee whose nomination is withdrawn by the Nominating Stockholder or who becomes unwilling to serve on the Board of Directors; (B) each Proxy Access Nominee who ceases to satisfy, or each Proxy Access Nominee of a Nominating Stockholder that ceases to satisfy, the eligibility requirements in this Article X, as determined by the Board of Directors; (C) each Proxy Access Nominee who the Board of Directors itself decides to nominate for election at such annual meeting; (D) the number of incumbent Directors who were Proxy Access Nominees at either of the preceding two annual meetings of stockholders and whose reelection at the upcoming annual meeting of stockholders is being recommended by the Board of Directors; (E) the number of nominees for Director for which the corporation shall have received one or more valid stockholder notices (whether or not subsequently withdrawn) nominating such nominees pursuant to Section 1 of Article III of these By-Laws, but only to the extent the Maximum Number after such reduction with respect to this clause (E) equals or exceeds one; and (F) the number of incumbent Directors or nominees for Director that in either case will be included in the corporation’s proxy materials with respect to such annual meeting as an unopposed (by the corporation) nominee pursuant to any agreement, arrangement, or other understanding with any stockholder or group of stockholders (other than any such agreement, arrangement or understanding entered into in connection with an acquisition of voting stock, by such stockholders or group of stockholders, from the corporation), but only to the extent the Maximum Number after such reduction with respect to this clause (F) equals or exceeds one. In the event that one or more vacancies for any reason occurs on the Board of Directors after the deadline for submitting a Nomination Notice as set forth in Section 4 of this Article X but before the date of the annual meeting of stockholders and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Maximum Number shall be calculated based on the number of Directors in office as so reduced.
If the number of Proxy Access Nominees pursuant to this Article X for any annual meeting of stockholders exceeds the Maximum Number then, promptly upon notice from the corporation, each Nominating Stockholder will select one Proxy Access Nominee for inclusion in the proxy statement until the Maximum Number is reached, going in order of the amount (largest to smallest) of shares of the corporation’s common stock that each Nominating Stockholder disclosed as owned in its Nomination Notice, with the process repeated if the Maximum Number is not reached after each Nominating Stockholder has selected one Proxy Access Nominee. If, after the deadline for submitting a Nomination Notice as set forth below in Section 4 of this Article X, a Nominating Stockholder or a Proxy Access Nominee ceases to satisfy the eligibility requirements in Section 3 of this Article X, as determined by the Board of Directors, a Nominating Stockholder withdraws its nomination or a Proxy Access Nominee becomes unwilling to serve on the Board of Directors, whether before or after the mailing or other distribution of the definitive proxy statement, then the corporation: (A) shall not be required to include in its proxy statement or on any ballot or form of proxy the Proxy Access Nominee or any successor or replacement Proxy Access Nominee proposed by the Nominating Stockholder or by any other Nominating Stockholder and (B) may otherwise communicate to the stockholders of the corporation, including without limitation by amending or supplementing its proxy statement or ballot or form of proxy, that the Proxy Access Nominee will not be included as a Proxy Access Nominee in the proxy statement or on any ballot or form of proxy and will not be voted on at the annual meeting of stockholders (notwithstanding that proxies in respect of such vote may have been received by the corporation).
Section 3.     Eligibility of Nominating Stockholder.
(i)    An “Eligible Stockholder” is a person who has either (A) been a record holder of the shares of common stock of the corporation used to satisfy the eligibility requirements in this Section 3 of Article X continuously for the three-year period specified in Section 3(ii) of this Article X or (B) provides to the Secretary, within the time period referred to in Section 4 of this Article X, evidence of continuous ownership of such shares for such three-year period from one or more securities intermediaries in a form that the Board of Directors determines acceptable.
(ii)     An Eligible Stockholder or group of up to 20 Eligible Stockholders may submit a nomination in accordance with this Article X only if the person or group (in the aggregate) has continuously owned at least the

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Minimum Number (as defined below) (as adjusted for any stock splits, reverse stock splits, stock dividends or similar events) of shares of the corporation’s common stock throughout the three-year period preceding and including the date of submission of the Nomination Notice, and continues to own at least the Minimum Number of shares through the date of the annual meeting of stockholders. The following shall be treated as one Eligible Stockholder if such Eligible Stockholder shall provide together with the Nomination Notice documentation satisfactory to the Board of Directors that the Eligible Stockholder consists only of funds that are: (A) under common management and investment control; (B) under common management and funded primarily by the same employer; or (C) a “group of investment companies” (as defined in the Investment Company Act of 1940, as amended). In the event of a nomination by a Nominating Stockholder under this Article X that includes a group of Eligible Stockholders, any and all requirements and obligations for an Eligible Stockholder shall apply to each Eligible Stockholder in such group; provided, however, that the Minimum Number shall apply to the aggregate ownership of the group of Eligible Stockholders constituting the Nominating Stockholder. Should any Eligible Stockholder cease to satisfy the eligibility requirements in this Article X, as determined by the Board of Directors, or withdraw from a group of Eligible Stockholders constituting a Nominating Stockholder at any time prior to the annual meeting of stockholders, the Nominating Stockholder shall be deemed to own only the shares held by the remaining Eligible Stockholders. As used in this Article X, any reference to a “group” or “group of Eligible Stockholders” refers to any Nominating Stockholder that consists of more than one Eligible Stockholder and to all the Eligible Stockholders that make up such Nominating Stockholder.
(iii)     The “Minimum Number” of shares of the corporation’s common stock means 3% of the aggregate number of shares outstanding of the corporation’s common stock, as of the most recent date for which such amount is given in any filing by the corporation with the SEC prior to the submission of the Nomination Notice.
(iv)    For purposes of this Section 3 of Article X, an Eligible Stockholder “owns” only those outstanding shares of the corporation’s common stock as to which such Eligible Stockholder possesses both: (A) the full voting and investment rights pertaining to such shares and (B) the full economic interest in (including the opportunity for profit from and the risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (A) and (B) shall not include any shares: (w) purchased or sold by such Eligible Stockholder or any of its affiliates in any transaction that has not been settled or closed, (x) that are subject to short positions or were otherwise sold short by such Eligible Stockholder or any of its affiliates, (y) borrowed by such Eligible Stockholder or any of its affiliates for any purpose or purchased by such Eligible Stockholder or any of its affiliates pursuant to an agreement to resell or subject to any other obligation to resell to another person, or (z) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such Eligible Stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares, with cash based on the notional amount or value of outstanding shares of common stock of the corporation or a combination thereof, in any such case, which instrument or agreement has, or is intended to have, or if exercised or settled would have, the purpose or effect of: (1) reducing in any manner, to any extent or at any time in the future, such Eligible Stockholder’s or any of its affiliates’ full right to vote or direct the voting of any such shares and/or (2) hedging, offsetting or altering to any degree any gain or loss arising from the full economic interest in such shares by such Eligible Stockholder or any of its affiliates. An Eligible Stockholder “owns” shares held in the name of a nominee or other intermediary so long as the Eligible Stockholder retains the right to instruct how the shares are voted with respect to the election of Directors and possesses the full economic interest in the shares. An Eligible Stockholder’s ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder has delegated any voting power by means of a proxy, power of attorney or other similar instrument or arrangement that is revocable at any time by the Eligible Stockholder. An Eligible Stockholder’s ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder has loaned such shares; provided that the Eligible Stockholder has the power to recall such loaned shares on not more than five business days’ notice. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of the corporation are “owned” for these purposes shall be determined by the Board of Directors. For purposes of this Section 3(iv) of Article X, the term “affiliate” or “affiliates” shall have the meaning ascribed thereto under the Exchange Act.
(v)     No Eligible Stockholder shall be permitted to be in more than one group constituting a Nominating Stockholder, and if any Eligible Stockholder appears as a member of more than one group, such Eligible Stockholder shall be deemed to be a member of only the group that has the largest ownership position as reflected in its Nomination Notice.
Section 4.     Nomination Notice. To nominate a Proxy Access Nominee pursuant to this Article X, the Nominating Stockholder (including each Eligible Stockholder in the case of a Nominating Stockholder consisting of a

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group of Eligible Stockholders) must deliver to the Secretary at the principal executive offices of the corporation all of the following information and documents in a form that the Board of Directors determines acceptable (collectively, the “Nomination Notice”), not less than 120 days nor more than 150 days prior to the anniversary of the date that the corporation first mailed or otherwise distributed its proxy statement for the prior year’s annual meeting of stockholders; provided, however, that if (and only if) the annual meeting of stockholders is not scheduled to be held within a period that commences 30 days before and concludes 30 days after the first anniversary date of the preceding year’s annual meeting of stockholders (an annual meeting date outside such period being referred to herein as an “Other Meeting Date”), the Nomination Notice shall be given in the manner provided herein by the later of the close of business on the date that is 180 days prior to such Other Meeting Date or tenth day following the date such Other Meeting Date is first publicly announced or disclosed (but in no event shall the adjournment or postponement of an annual meeting, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of the Nomination Notice):
(A)    one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three-year holding period), verifying that, as of a date within seven days prior to the date of the Nomination Notice, the Nominating Stockholder owns, and has continuously owned for the preceding three years, the Minimum Number of shares, and the Nominating Stockholder’s agreement to provide, within five business days after the record date for the annual meeting, written statements from the record holder and intermediaries verifying the Nominating Stockholder’s continuous ownership of the Minimum Number of shares through the record date;
(B)     an agreement to hold the Minimum Number of shares through the annual meeting and to provide immediate notice to the Secretary if the Nominating Stockholder ceases to own the Minimum Number of shares at any time after delivery of the Nomination Notice and prior to the date of the annual meeting;
(C)     a Schedule 14N (or any successor form) relating to each Proxy Access Nominee, completed and filed with the SEC by the Nominating Stockholder, as applicable, in accordance with SEC rules;
(D)     the written consent of each Proxy Access Nominee to being named in the corporation’s proxy statement, form of proxy and ballot as a Proxy Access Nominee and to serving as a Director if elected;
(E)     a written notice, in a form deemed satisfactory by the Board of Directors, of the nomination of each Proxy Access Nominee that includes the following additional information, agreements, representations and warranties by the Nominating Stockholder: (1) the information that would be required to be set forth in a stockholder’s notice of nomination pursuant to Section 1 of Article III of these By-Laws other than information required by Rule 14a-19 under the Exchange Act; (2) a representation and warranty that the Nominating Stockholder acquired the securities of the corporation in the ordinary course of business and did not acquire, and is not holding, the securities of the corporation for the purpose or with the intent of changing or influencing control of the corporation; (3) a representation and warranty that the Nominating Stockholder has not nominated and will not nominate for election to the Board of Directors at the annual meeting any person other than such Nominating Stockholder’s Proxy Access Nominee(s) pursuant to this Article X; (4) a representation and warranty that the Nominating Stockholder has not engaged in and will not engage in, and has not been and shall not be a participant (as defined in Item 4 of Exchange Act Schedule 14A) in, a “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act (without reference to the exception in Rule 14a-1(l)(2)(iv)) with respect to the annual meeting, other than with respect to such Nominating Stockholder’s Proxy Access Nominee(s) or any nominee of the Board of Directors; (5) a representation and warranty that the Nominating Stockholder will not use any form of proxy and ballot other than the corporation’s form of proxy and ballot in soliciting stockholders in connection with the election of a Proxy Access Nominee at the annual meeting; (6) a representation and warranty that each Proxy Access Nominee’s candidacy or, if elected, membership on the Board of Directors would not violate the corporation’s Certificate of Incorporation, these By-Laws, any applicable law, rule or regulation to which the corporation is subject, including rules or regulations of any stock exchange on which the corporation’s shares of common stock are listed; (7) a representation and warranty that each Proxy Access Nominee: (a) does not have any direct or indirect relationship with the corporation that would cause the Proxy Access Nominee to be deemed not independent pursuant to the corporation’s standards in its Corporate Governance Guidelines or any other publicly-disclosed standards established by the corporation, and otherwise qualifies as independent under any other standards established by the corporation and the rules of any stock exchange on which the corporation’s shares of common stock are listed; (b) meets the audit committee and compensation committee independence requirements under the rules of any stock

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exchange on which the corporation’s shares of common stock are listed; (c) is a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule); (d) is not, and has not, been subject to any event specified in Rule 506(d)(1) of Regulation D (or any successor rule) promulgated under the Securities Act of 1933, as amended, or Item 401(f) of Regulation S-K (or any successor rule), without reference to whether the event is material to an evaluation of the ability or integrity of such Proxy Access Nominee; and (e) meets the Director qualifications set forth in the corporation’s Corporate Governance Guidelines and any other publicly-disclosed standards established by the corporation (notwithstanding this clause (7), for the avoidance of doubt, the Board of Directors is responsible for making the final determination of the Proxy Access Nominee’s independence); (8) a representation and warranty that the Nominating Stockholder satisfies the eligibility requirements set forth in Section 3 of this Article X and intends to continue to satisfy such eligibility requirements through the date of the annual meeting; (9) details of any position a Proxy Access Nominee holds as an employee, officer or director of any company, and of any other material relationship with, or material financial interest in, any company, within the three years preceding the submission of the Nomination Notice to the extent such information would be required from a Director of the corporation; (10) if desired, a Supporting Statement; (11) a description of all agreements, arrangements or understandings (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, derivatives and borrowed or loaned shares) that have been entered into as of the date of the submission of the Nomination Notice by, or on behalf of, each such Eligible Stockholder and any affiliate of each such Eligible Stockholder, the effect or intent of which is to give such person economic risk similar to ownership of shares of any class or series of capital stock of the corporation, mitigate loss, manage risk or benefit from share price change for, or maintain, increase or decrease the voting power of, each such Eligible Stockholder or an affiliate of each such stockholder, and a representation that each such Eligible Stockholder will notify the corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting not later than five business days following the later of the record date or the date notice of the record date of the annual meeting is first publicly disclosed; and (12) in the case of a nomination by a Nominating Stockholder comprised of a group, the designation by all Eligible Stockholders in such group of one Eligible Stockholder that is authorized to act on behalf of the Nominating Stockholder with respect to matters relating to the nomination, including withdrawal of the nomination;
(F)     an executed agreement, in a form deemed satisfactory by the Board of Directors, pursuant to which the Nominating Stockholder (including in the case of a group, each Eligible Stockholder in that group) agrees: (1) to comply with all applicable laws, rules and regulations in connection with the nomination, solicitation and election of the Proxy Access Nominee; (2) to file any written solicitation or other communication with the corporation’s stockholders relating to one or more of the corporation’s Directors or director nominees or any Proxy Access Nominee with the SEC, to the extent such filing would be required if such written solicitation or other communication were made by or on behalf of the corporation; (3) to assume all liability stemming from any action, suit or proceeding concerning any actual or alleged legal or regulatory violation in connection with the Nominating Stockholder’s attempt to nominate a Proxy Access Nominee or arising out of the information that the Nominating Stockholder provided to the corporation or out of any communication by the Nominating Stockholder or any of its Proxy Access Nominees with the corporation, the stockholders of the corporation or any other person in connection with the nomination or election of Directors, including, without limitation, the Nomination Notice; (4) to indemnify and hold harmless (jointly and severally with all other Eligible Stockholders, in the case of a group of Eligible Stockholders) the corporation and each of its Directors, officers and employees individually against any liability, loss, damages, reasonable expenses or other costs (including attorneys’ fees) incurred in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the corporation or any of its Directors, officers or employees, arising out of or relating to a failure or alleged failure of the Nominating Stockholder or any of its Proxy Access Nominees to comply with, or any breach or alleged breach of, its or their obligations, agreements, representations or warranties under this Article X; (5) in the event that any information included in the Nomination Notice or any other communication by the Nominating Stockholder (including with respect to any Eligible Stockholder included in a group) with the corporation, the stockholders of the corporation or any other person in connection with the nomination or election ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statements made, in light of the circumstances under which they are made, not misleading), to promptly (and in any event within 48 hours of discovering such misstatement or omission) notify the corporation and any other recipient of such communication of the misstatement or omission in

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such previously provided information and of the information that is required to correct the misstatement or omission (it being understood that providing any such notification shall not be deemed to cure any defect or limit the corporation’s rights to omit a Proxy Access Nominee from its proxy materials as provided in this Article X); (6) in the event that the Nominating Stockholder (including any Eligible Stockholder in a group) has failed to continue to satisfy the eligibility requirements described in Section 3 of this Article X, to promptly notify the corporation; and (7) to provide to the corporation prior to the annual meeting of stockholders such additional information as necessary or reasonably requested by the corporation;
(G)     an executed agreement, in a form deemed satisfactory by the Board of Directors, pursuant to which each Proxy Access Nominee agrees: (1) to promptly, but in any event within ten business days after such request, provide to the corporation such other information and certifications, including completion of the corporation’s director nominee questionnaire, as the corporation may reasonably request; (2) at the reasonable request of the Board of Directors, any committee or any officer of the corporation, to meet with the Board of Directors, any committee or any officer of the corporation to discuss matters relating to the nomination of such Proxy Access Nominee to the Board of Directors, including the information provided by such Proxy Access Nominee to the corporation in connection with his or her nomination and such Proxy Access Nominee’s eligibility to serve as a member of the Board of Directors; (3) that such Proxy Access Nominee has read and agrees, if elected, to comply with all of the corporation’s corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines, and any other corporation policies and guidelines (including any successor policies or guidelines) applicable to Directors; (4) that such Proxy Access Nominee understands the duties of a director under Delaware law and agrees to act in accordance with those duties while serving as a Director; and (5) that such Proxy Access Nominee is not, and will not become, a party to: (a) any agreement, arrangement or understanding with any person with respect to any direct or indirect compensation, reimbursement or indemnification of the Proxy Access Nominee in connection with being a Proxy Access Nominee or with his or her service or action as a Director of the corporation that has not been fully disclosed in writing to the corporation prior to, or concurrently with, the Nominating Stockholder’s submission of the Nomination Notice; (b) any agreement, arrangement or understanding with any person or entity as to how such Proxy Access Nominee, if elected, will vote or act on any issue (a “Voting Commitment”) except such as is already existing and has been fully disclosed to the corporation prior to or concurrently with the Nominating Stockholder’s submission of the Nomination Notice; or (c) any Voting Commitment that could limit or interfere with such Proxy Access Nominee’s ability to comply, if elected, with his or her fiduciary duties under applicable law.
The information and documents required by this Section 4 of Article X to be provided by the Nominating Stockholder shall be: (A) provided with respect to and executed by each Eligible Stockholder in the case of a Nominating Stockholder comprised of a group of Eligible Stockholders; and (B) provided with respect to both the persons specified in Instructions 1 and 2 to Items 6(c) and (d) of Schedule 14N (or any successor item) and limited liability companies (x) in the case of a Nominating Stockholder that is an entity and (y) in the case of a Nominating Stockholder that is a group that includes one or more Eligible Stockholders that are entities. The Nomination Notice shall be deemed submitted on the date on which all of the information and documents referred to in this Section 4 of Article X (other than such information and documents contemplated to be provided after the date the Nomination Notice is provided) have been delivered to and received by the Secretary.
Section 5.     Exceptions.
(i)     Notwithstanding anything to the contrary contained in this Article X, the corporation may omit from its proxy materials any Proxy Access Nominee and any information concerning such Proxy Access Nominee (including a Nominating Stockholder’s Supporting Statement) and no vote on such Proxy Access Nominee will occur (notwithstanding that proxies in respect of such vote may have been received by the corporation), and the Nominating Stockholder may not, after the last day on which a Nomination Notice would be timely, cure in any way any defect preventing the nomination of such Proxy Access Nominee, if: (A) the Proxy Access Nominee is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in a criminal proceeding within the past ten years; (B) the Nominating Stockholder (or, in the case of a Nominating Stockholder consisting of a group of Eligible Stockholders, the Eligible Stockholder that is authorized to act on behalf of the Nominating Stockholder), or any qualified representative thereof, does not appear at the annual meeting to present the nomination submitted pursuant to this Article X, the Nominating Stockholder withdraws its nomination or the chairperson of the annual meeting declares that such nomination was not made in accordance with the procedures prescribed by this Article X and shall therefore be disregarded; (C) the Board of Directors in good faith determines that such Proxy Access Nominee fails to satisfy all of the standards set forth in Section 4(E)(7)(a)-(e)

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of this Article X, such Proxy Access Nominee has been, within the past three years, an officer or director of a competitor, as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914, as amended, or if such Proxy Access Nominee’s nomination or election to the Board of Directors would result in the corporation violating or failing to be in compliance with the corporation’s Certificate of Incorporation, these By-Laws or any applicable law, rule or regulation to which the corporation is subject, including any rules or regulations of any stock exchange on which the corporation’s shares of common stock are listed; (D) such Proxy Access Nominee was nominated for election to the Board of Directors pursuant to this Article X at one of the corporation’s two preceding annual meetings of stockholders and either withdrew from or became ineligible or unavailable for election at such annual meeting or did not receive votes cast in favor of the Proxy Access Nominee’s election of at least 25% of the votes cast on the proposal at such annual meeting, in person or by proxy; or (E) the corporation is notified, or the Board of Directors determines, that the Nominating Stockholder or such Proxy Access Nominee has failed to continue to satisfy the eligibility requirements described in Section 3 of this Article X, any of the representations and warranties made in the Nomination Notice has ceased to be true and accurate in all material respects (or omitted a material fact necessary to make the statements made, in light of the circumstances under which they are made, not misleading), such Proxy Access Nominee becomes unwilling or unable to serve on the Board of Directors or any material violation or breach occurs of any of the obligations, agreements, representations or warranties of the Nominating Stockholder or such Proxy Access Nominee under this Article X.
(ii)     Notwithstanding anything to the contrary contained in this Article X, the corporation may omit from its proxy statement, or may supplement or correct, any information, including all or any portion of the Supporting Statement or any other statement in support of a Proxy Access Nominee included in the Nomination Notice, if the Board of Directors determines that: (A) such information is not true in all material respects or omits a material fact necessary to make the statements made, in the light of the circumstances under which they were made, not misleading; (B) such information directly or indirectly impugns the character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation, with respect to, any individual, corporation, partnership, association or other entity, organization or governmental authority; or (C) the inclusion of such information in the proxy statement would otherwise violate SEC proxy rules or any other applicable law, rule or regulation.
Section 6.     Additional Provisions. For purposes of this Article X, any determination to be made by the Board of Directors may be made by the Board of Directors, a committee of the Board of Directors or any officer of the corporation designated by the Board of Directors or a committee of the Board of Directors, and any such determination shall be final and binding on any Eligible Stockholder, any Nominating Stockholder, any Proxy Access Nominee and any other person so long as made in good faith (without any further requirements). If any intervening events, facts or circumstances arise subsequent to any such determination, the presiding officer of any annual meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether a Proxy Access Nominee has been nominated in accordance with the requirements of this Article X and, if not so nominated, shall direct and declare at the meeting that such Proxy Access Nominee shall not be considered.
The corporation may solicit against, and include in the proxy statement its own statement relating to, any Proxy Access Nominee.

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Annex D
Annex D

BOSTON SCIENTIFIC CORPORATION
EMPLOYEE STOCK PURCHASE PLAN

Amended and Restated Effective as of July 1, 2026

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1.     Purpose. The purpose of the Boston Scientific Corporation Employee Stock Purchase Plan, as amended and renamed (formerly known as the Boston Scientific Corporation 2006 Global Employee Stock Ownership Plan), is to encourage ownership of common stock by employees of Boston Scientific Corporation and its Subsidiaries and Affiliates and to provide additional incentives for such employees to promote the success of the business of the Company and its Subsidiaries and Affiliates. The Company intends for offerings under the Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (each, a “Section 423 Offering”); provided, however, that the Committee may also authorize the grant of rights under offerings of the Plan that are not intended to comply with the requirements of Section 423 of the Code, pursuant to any rules, procedures, agreements, appendices, or sub-plans adopted by the Committee for such purpose (each, a “Non-423 Offering”). Unless otherwise determined by the Committee, each offering under the Plan in which Eligible Employees of one or more Participating Employers may participate shall be deemed a separate offering for purposes of Section 423 of the Code, even if the dates of the applicable Offering Periods of each such offering are identical, and the provisions of the Plan shall separately apply to each offering. With respect to Section 423 Offerings, the terms of separate offerings need not be identical provided that all Eligible Employees granted Options in a particular offering shall have the same rights and privileges, except as otherwise may be permitted by Section 423 of the Code; a Non-423 Offering need not satisfy such requirements.
2.     Effective Date of the Plan. The Plan’s original effective date was July 1, 2006 following the Board’s adoption of the Plan on February 28, 2006 and approval by the Company’s stockholders on May 9, 2006. The Plan was amended and restated effective as of July 1, 2011, as of July 1, 2014, as of November 15, 2018, and as of July 1, 2022 and is hereby further amended and restated effective as of July 1, 2026; provided, however, such amendment and restatement shall be void if the Company’s stockholders do not approve the amended and restated Plan within twelve (12) months before or after the date on which the Board adopts the amended and restated Plan.
3.     Administration.
(a)    The Plan shall be administered by the Committee. Subject to Applicable Law, no member of the Board or Committee (or its delegates) will be liable for any good faith action or determination made in connection with the operation, administration or interpretation of the Plan. In the performance of its responsibilities with respect to the Plan, the Committee will be entitled to rely upon, and no member of the Committee will be liable for any action taken or not taken in reliance upon, information and/or advice furnished by the Company’s officers or employees, the Company’s accountants, the Company’s counsel and any other party that the Committee deems necessary. Notwithstanding any other provision of the Plan to the contrary, the Committee may use telephonic media, electronic media, or other technology, including the Company’s website and the internet, in administering the Plan to the extent not prohibited by Applicable Law.
(b)     Powers of the Committee. The Committee will have full power and authority to administer the Plan, including, without limitation, the authority to (i) construe, interpret, reconcile any inconsistency in, correct any default in and supply any omission in, and apply the terms of the Plan and any enrollment form or other instrument or agreement relating to the Plan, (ii) determine eligibility and adjudicate all disputed claims filed under the Plan, including whether Eligible Employees will participate in a Section 423 Offering or a Non-423 Offering and which Subsidiaries and Affiliates will be Participating Employers participating in either a Section 423 Offering or a Non-423 Offering (within the limits of the Plan), (iii) determine the terms and conditions of any Option granted under the Plan, (iv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the Plan, (v) amend an outstanding Option, including any amendments to an Option that may be necessary for purposes of effecting a transaction contemplated under Section 11 hereof (including, but not limited to, an amendment to the class or type of stock that may be issued pursuant to the exercise of a right or the purchase price applicable to an Option), provided that the amended Option otherwise conforms to the terms of the Plan, and (vi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, including, without limitation, the adoption of any such rules, procedures, agreements, appendices, or sub-plans (collectively, “Sub-Plans”) as are necessary or appropriate to permit the participation in the Plan by Eligible Employees who are foreign nationals or employed outside the U.S., as further set forth in Section 3(c) below.
(c)    Non-U.S. Sub-Plans. Notwithstanding any provision to the contrary in this Plan, the Committee may adopt such Sub-Plans relating to the operation and administration of the Plan to accommodate local laws, customs and procedures for jurisdictions outside of the U.S., the terms of which Sub-Plans may take precedence over other provisions of this Plan, with the exception of Section 5 hereof, but unless otherwise superseded by the terms of such Sub-Plan, the provisions of this Plan will govern the operation of such Sub-Plan. To

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the extent inconsistent with the requirements of Section 423 of the Code, any such Sub-Plan will be considered part of a Non-423 Offering, and Options granted thereunder will not be required by the terms of the Plan to comply with Section 423 of the Code. Without limiting the generality of the foregoing, the Committee is authorized to adopt Sub-Plans for particular non-U.S. jurisdictions that modify the terms of the Plan to meet applicable local requirements, customs or procedures regarding, without limitation, (i) eligibility to participate, (ii) the definition of Compensation, (iii) the dates and duration of Offering Periods or other periods during which Optionees may make payroll deductions towards the purchase of shares of Stock, (iv) the method of determining the purchase price and the discount from Fair Market Value at which shares of Stock may be purchased, (v) any minimum or maximum amount of payroll deductions an Optionee may make in an Offering Period or other specified period under the applicable Sub-Plan, (vi) the treatment of Options upon a change in control or a change in capitalization of the Company, (vii) the handling of payroll deductions and the methods for making payroll deductions by means other than payroll deductions, (viii) establishment of bank, building society or trust accounts to hold payroll deductions, (ix) payment of interest, (x) conversion of local currency, (xi) obligations to pay payroll tax, (xii) withholding procedures, and (xiii) handling of share issuances.
(d)    Binding Authority. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan and any enrollment form or other instrument or agreement relating to the Plan will be made in the Committee’s sole discretion and will be final, binding and conclusive for all purposes and upon all interested persons.
(e)    Delegation of Authority. To the extent not prohibited by Applicable Law, the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees of the Committee, to one or more of the other parties comprising the “Committee” hereunder, or to other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. For purposes of the Plan, reference to the Committee will be deemed to include any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to this Section 3(e).
4.     Amendment and Termination. The Board may terminate the Plan and the Board or the Committee may amend the Plan at any time and from time to time; provided that, if stockholder approval is required pursuant to Applicable Law, then no such amendment will be effective unless approved by the Company’s stockholders within such time period as may be required. The Board may suspend the Plan or discontinue the Plan at any time, including shortening an Offering Period in connection with a spin-off or other similar corporate event. Upon termination of the Plan, all payroll deductions will cease and all payroll deductions then credited to an Optionee’s account will be equitably applied to the purchase of whole shares of Stock then available for sale, and any remaining amounts will be promptly refunded, without interest (unless required by Applicable Law), to Optionees. For the avoidance of doubt, the Board or Committee, as applicable herein, may not delegate its authority to make amendments to or suspend the operations of the Plan pursuant to this Section 4. No termination of or amendment of the Plan may adversely affect the rights of an Optionee in the reasonable discretion of the Committee with respect to any Option held by the Optionee as of the date of such termination or amendment without the Optionee’s consent, provided that no such consent shall be required for any amendment or termination of the Plan that may be required to facilitate compliance with Applicable Law in the reasonable discretion of the Committee.
5.     Shares of Stock Subject to the Plan. No more than an aggregate of 70 million shares of Stock may be issued or delivered pursuant to the exercise of Options granted under the Plan. Shares to be delivered upon the exercise of Options may be either shares of Stock which are authorized but unissued or shares of Stock held by the Company in its treasury or shares of Stock purchased on the open market by the Company for issuance under this Plan. If an Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to the Option shall become available for other Options granted under the Plan. The Company shall, at all times during which Options are outstanding, reserve and keep available shares of Stock sufficient to satisfy such Options, and shall pay all fees and expenses incurred by the Company in connection therewith. In the event of any capital change in the outstanding Stock as contemplated by Section 11, the number and kind of shares of Stock or securities reserved and kept available by the Company shall be appropriately adjusted. For avoidance of doubt, up to the maximum number of shares of Stock reserved under this Section 5 may be used to satisfy purchases of shares of Stock under Section 423 Offerings and any remaining portion of such maximum number of shares of Stock may be used to satisfy purchases of shares of Stock under Non-423 Offerings. Further, shares of Stock withheld to satisfy Tax-Related Items shall not reduce the number of shares of Stock available for sale pursuant to the Plan and shall again be made available for sale pursuant to the Plan.

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6.     Terms and Conditions of Options.
(a)    General; Offering Periods. All Options granted to Eligible Employees shall comply with the terms and conditions set forth in the Plan and applicable Enrollment Agreement. The Committee has the authority to change the rules set forth in this Section 6 regarding participation in the Plan. Unless otherwise determined by the Committee, the Plan shall be implemented by consecutive Offering Periods. To the extent determined by the Committee, the Offering Periods may (a) consist of more than one purchase period of a duration specified by the Committee, and (b) be of a duration, and commence on the dates, specified by the Committee prior to the scheduled beginning of the applicable Offering Period, provided that each Offering Period may not have a duration exceeding twenty-seven (27) months. For the avoidance of any doubt, the Committee has authority to establish the terms that shall apply to the Offering Periods in accordance with the provisions contemplated in this Section 6 without stockholder approval. To the extent that the Committee establishes Offering Periods with multiple purchase periods or overlapping Offering Periods, in each case, with a purchase price based (in part) on the Fair Market Value of a share of Stock on the first Trading Day of an Offering Period, the Committee shall have discretion to structure an Offering Period so that if the Fair Market Value of a share of Stock on the first Trading Day of the Offering Period in which Optionee is currently enrolled is higher than the Fair Market Value of a share of Stock on the first Trading Day of any subsequent Offering Period, the Company shall automatically enroll such Optionee in the subsequent Offering Period and shall terminate his or her participation in such original Offering Period.
(b)    Non-U.S. Employees. An Eligible Employee who works for a Participating Employer and is a citizen or resident of a jurisdiction other than the U.S. (without regard to whether such individual also is a citizen or resident of the U.S. or is a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering Period if the participation of such Eligible Employee is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or a Section 423 Offering to violate Section 423 of the Code. In the case of a Non-423 Offering, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering Period if the Committee has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practicable for any reason.
(c)    Enrollment Agreement/Payroll Deductions. During each Enrollment Period, an Eligible Employee may elect to participate in the Plan as of the Entry Date and purchase shares of Stock by completing and submitting an Enrollment Agreement, in accordance with such procedures as may be established from time to time by the Committee in its sole discretion. The Enrollment Agreement shall indicate the percentage of the Eligible Employee’s Compensation (from 1% through 10% (or such lesser or greater percentage determined by the Committee in connection with a particular Offering Period), in multiples of 1%) that the Eligible Employee elects to be withheld on pay dates occurring during the Offering Period. The Compensation shall be withheld in the form of payroll deductions made on each pay day during the Offering Period, provided that if the Committee determines that payroll deductions are not permitted or feasible in a particular country outside of the U.S., the Committee may permit an Eligible Employee to participate by an alternative means (in which case any reference to payroll deductions in this Plan shall also mean the contributions made through other means).
(i)    After the commencement of the Offering Period, unless the Committee determined otherwise in connection with a particular Offering Period, an Optionee shall not be permitted to change the percentage of Compensation elected to be withheld during that Offering Period. However, an Optionee may elect to discontinue his or her payroll deductions at any time during an Offering Period and withdraw them by submitting a request, in accordance with such procedures as may be established from time to time by the Committee, no later than ten (10) business days prior (or such other period as may be established by the Committee) to the last day of the Offering Period. The change will be effective as of the first pay date occurring as soon as practicable after the Optionee’s request has been received. As soon as practicable following receipt of the Optionee’s request, the Optionee shall receive a distribution of the accumulated payroll deductions, without interest (unless otherwise required by Applicable Law).
(ii)    Any Enrollment Agreement in effect for an Offering Period shall remain in effect as to any subsequent Offering Period unless revoked by the submission of a request to discontinue payroll deductions for that Offering Period or modified by submission of a new Enrollment Agreement during an Enrollment Period for any Offering Period (or such other period as may be established by the Committee), or until the Optionee ceases to be an Eligible Employee for any reason. Participation in the subsequent Offering Period will be governed by the terms and conditions of the Plan in effect at the beginning of such Offering Period, subject to the Optionee's right to withdraw from the Plan in accordance with Section 6(c)(i).

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(iii)    The Company will not be obligated to segregate the payroll deductions from the general funds of any Participating Employer nor will any interest be paid on such payroll deductions, unless otherwise determined by the Committee or required by Applicable Law. All payroll deductions received by the Company for shares of Stock sold by the Company on any Purchase Date pursuant to this Plan may be used for any corporate purpose.
(d)    Limitations. Notwithstanding any provisions of the Plan to the contrary, no Eligible Employee shall be granted an Option under the Section 423 Offering to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding rights to purchase capital stock possessing five percent (5%) or more of the combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase capital stock under all employee stock purchase plans of the Company and Subsidiaries accrues at a rate that exceeds Twenty-Five Thousand Dollars (USD 25,000) worth of such stock (determined at the fair market value of the shares of such stock at the time such right is granted) for each calendar year in which such purchase right is outstanding. Subject to the limitations set forth in the foregoing sentence, no Optionee may purchase in excess of 10,000 shares of Stock under the Plan per Offering Period or such other maximum number of shares of Stock as may be established for an Offering Period by the Committee (in each case subject to adjustment pursuant to Section 11 hereof).
(e)    Purchase Price. Unless determined otherwise by the Committee, the purchase price at which Option Shares may be acquired on the Purchase Date shall be equal to eighty-five percent (85%) of the lesser of (i) the Fair Market Value of the Stock on the Offering Commencement Date; and (ii) the Fair Market Value of the Stock on the Purchase Date; provided, however, that the Purchase Price for a Section 423 Offering shall in no event be less than eighty-five percent (85%) of the lesser of (i) the Fair Market Value of the Stock on the Offering Commencement Date; and (ii) the Fair Market Value of the Stock on the Purchase Date.
7.     Exercise of Options.
(a)    For each Optionee who remains an Eligible Employee on a Purchase Date, all of the Optionee’s payroll deductions accumulated during the Offering Period will be applied to purchase the number of shares of Stock and, in the interest of clarity, Fractional Share Interests (unless the Committee has determined in connection with a particular Offering Period that Fractional Share Interests may not be purchased) purchasable by his or her accumulated payroll deductions during the Offering Period, or, if less, the maximum number of shares subject to the Option as provided in Section 6(d), provided that if the total number of shares of Stock which all Optionees elect to purchase, together with any shares already purchased under the Plan, exceeds the total number of shares which may be purchased under the Plan pursuant to Section 5, the number of shares which each Optionee is permitted to purchase shall be decreased pro rata based on the Optionee’s accumulated payroll deductions in relation to all accumulated payroll deductions currently being withheld under the Plan.
(b)    Unless otherwise determined by the Committee, following the purchase of Stock on each Purchase Date, any remaining payroll deductions for each Optionee shall be refunded to the Optionee, without interest (unless required by Applicable Law), as soon as administratively practicable.
(c)    If an Optionee ceases to be an Eligible Employee prior to the Purchase Date, the Optionee’s payroll deductions shall be refunded to the Optionee, without interest (unless required by Applicable Law), as soon as administratively practicable, and no shares of Stock shall be purchased on behalf of the Optionee.
8.    Delivery of Stock.
(a)    By enrolling in the Plan, each Optionee will be deemed to have authorized the establishment of a brokerage account on his or her behalf at a securities brokerage firm selected by the Committee. Alternatively, the Committee may provide for Plan share accounts for each Optionee to be established by the Company or by an outside entity selected by the Committee which is not a brokerage firm. As soon as administratively practicable after the Purchase Date, the Company shall deliver shares of Stock acquired by the Optionee to the Optionee’s brokerage or Plan share account where the shares of Stock will be held in street name for the benefit of the Optionee.
(b)    The Committee shall record each Optionee’s shares of Stock acquired under the Plan in accordance with established electronic book entry procedures.

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(c)    An Optionee will have no rights as a stockholder with respect to any Option Shares or any shares of Stock deliverable under this Plan unless and until recorded in the books of the brokerage firm selected by the Committee or, as applicable, the Company, its transfer agent, or such other outside entity which is not a brokerage firm except as otherwise provided immediately below. Unless otherwise provided by the Committee, an Optionee shall not be, nor shall have any rights or privileges of, a shareholder of the Company, including the right to vote, in respect of any Fractional Share Interests issued to an Optionee until the Fractional Share Interests credited to the Optionee aggregate to a whole share of Stock.
9.    Restrictions on Transfer.
(a)    Options may not be assigned, transferred, pledged or otherwise disposed of other than by will or the laws of descent and distribution. An Option may not be exercised by anyone other than the Optionee during the lifetime of the Optionee.
(b)    Except as otherwise determined by the Committee, Stock acquired by exercise of an Option hereunder may not be assigned, transferred, pledged or otherwise disposed of, except by will or under the laws of descent and distribution, until the date which is three (3) months after the last day of the Offering Period as of which such shares of Stock were acquired (or the date of the death of the Optionee, if earlier), but thereafter may be sold or otherwise transferred without restriction, subject to the Company's Stock Trading Policy.
(c)    Except as otherwise determined by the Committee, Stock acquired by exercise of an Option under the Section 423 Offering and deposited with a broker designated by the Committee for the benefit of the Optionee pursuant to Section 8(a) may not be transferred to any other brokerage account for a period of two (2) years following the first day of the Offering Period to which the Option Shares relate. After such restriction period ends, the Optionee may freely transfer the Option Shares to any other brokerage account, without restriction, at the Optionee’s personal expense. The Company may also require that shares of Stock, without regard to whether acquired by exercise of an Option under a Section 423 Offering, be retained in a brokerage or Plan share account for such other designated period of time as may be specified by the Committee, and/or may establish procedures to permit tracking of dispositions of shares of Stock.
(d)    Any Fractional Share Interests issued to an Optionee shall remain in the Optionee’s account at the Company’s brokerage firm until the disposition of the Fractional Share Interests and shall not become transferable to another broker unless and until any Fractional Share Interests aggregate to a whole share of Stock.
10.    Employment.
(a)    General. If an Optionee ceases to be an Eligible Employee prior to a Purchase Date for any reason, his or her Option shall immediately expire, and the Optionee’s accumulated payroll deductions shall be returned, without interest (unless otherwise required under Applicable Law), as soon as administratively practicable, to the Optionee or his or her estate, as the case may be, by the Participating Employer, and no shares of Stock shall be purchased on behalf of such Optionee. For the avoidance of doubt, if an Optionee’s last day of employment with a Participating Employer is on a Purchase Date, the Optionee’s payroll deductions accumulated during the Offering Period will be applied to purchase Stock on the Purchase Date pursuant to Section 7.
(b)    Leave of Absence. For purposes of a Section 423 Offering under the Plan, an Employee shall not be deemed to have ceased to be an Eligible Employee while such Employee is on any military leave, sick leave, or other bona fide leave of absence approved by the Participating Employer of three (3) months or less; provided that where the period of leave exceeds three (3) months and the Optionee’s right to reemployment is not guaranteed by statute or by contract, for purposes of the Plan, the Employee will be deemed to have ceased to be an Eligible Employee three (3) months and one (1) day following the commencement of such leave. Subject to the discretion of the Committee, if an Optionee is granted a paid leave of absence, payroll deductions on behalf of the Optionee will continue and any payroll deductions credited to the Optionee’s account may be used to purchase shares of Stock as provided under the Plan. If an Optionee is granted an unpaid leave of absence, payroll deductions on behalf of the Optionee will be discontinued and no other payroll deductions will be permitted (unless otherwise determined by the Committee or required by Applicable Law), but any payroll deductions then credited to the Optionee’s account may be used to purchase shares of Stock on the next applicable Purchase Date.
(c)    Transfer of Employment. Unless otherwise determined by the Committee or required by Applicable Law, an Optionee whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between a Participating Employer will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if an Optionee transfers from a

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Section 423 Offering to a Non-423 Offering, the exercise of the Optionee’s purchase right will be qualified under the Section 423 Offering only to the extent that such exercise complies with Section 423 of the Code. If an Optionee transfers from a Non-423 Offering to a Section 423 Offering, the exercise of the Optionee’s purchase right will remained non-qualified under the Non-423 Offering. The Committee may establish additional or different rules to govern transfers of employment for purposes of participation in the Plan or an Offering, consistent with the applicable requirements of Section 423 of the Code.
11.    Adjustment Provisions.
(a)    Changes in Capitalization. In the event of (1) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, Stock, other securities or other property), stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Stock or other securities of the Company, recapitalization, or other similar corporate transaction or event or change in the Company's capital structure that affects the shares of Stock (including a Change in Control); or (2) unusual or nonrecurring events affecting the Company, including changes in Applicable Laws, that the Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the Options intended to be granted to, or available for, Optionees (any event in (1) or (2), an “Adjustment Event”), the Committee will make such appropriate substitution or adjustments, if any, as deems equitable, to any or all of (A) the maximum number of shares of Stock or kind of other securities that may be delivered under the Plan under Section 5 or any Sub-Plan and (B) the terms of any outstanding Options, including (i) the number of shares of Stock and kind of securities subject to the Options then outstanding or subsequently granted, (ii) any Purchase Price relating to the Option and (iii) any other provision of the Options affected by such change; provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Options to reflect such equity restructuring.
(b)    Change in Control. In the event of a Change in Control, each outstanding Option shall be equitably adjusted and assumed or an equivalent Option substituted by the successor corporation or a parent or Subsidiary of the successor corporation. In the event that the successor corporation in a Change in Control refuses to assume or substitute for the Option or the successor corporation is not a publicly traded corporation, the Offering Period then in progress shall be shortened by setting a New Purchase Date and shall end on the New Purchase Date. The “New Purchase Date” shall be a Trading Day determined by the Committee, in its discretion, which occurs before the date of the consummation of the Company’s proposed Change in Control. The Committee shall notify each Optionee in writing, at least ten (10) Trading Days prior to the New Purchase Date (or such other date as may be specified by the Committee), that the Purchase Date for the Optionee’s Option has been changed to the New Purchase Date and that shares of Stock shall be purchased automatically for the Optionee on the New Purchase Date, unless the Optionee has withdrawn from the Offering Period prior to such date, as provided in Section 6(c)(i) hereof.
12.    Return of Accumulated Payroll Deductions. In the event that the Optionee or his or her estate is entitled to the return of accumulated payroll deductions, whether by reason of an election to discontinue and withdraw payroll deductions, termination of employment, retirement, death, or, in the event that accumulated payroll deductions exceed the price of shares of Stock purchased or the limitations specified in Section 6(d), such amount shall be returned by the Participating Employer to the Optionee or his or her estate, as the case may be, as soon as practicable. Accumulated payroll deductions held by the Participating Employer shall not bear interest (unless otherwise required by Applicable Law).
13.    Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the shares of Stock, the Company will not be required to deliver any shares of Stock issuable upon exercise of a right under the Plan prior to the completion of any registration or qualification of the shares of Stock under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of any governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Committee will, in its absolute discretion, deem necessary or advisable. The Company is under no obligation to register or qualify the shares of Stock with any state or foreign securities commission, or to seek approval or clearance from any governmental authority for the issuance or sale of the shares of Stock. If, pursuant to this Section 13, the Committee determines that the shares of Stock will not be issued to any Optionee, any payroll deductions credited to such Optionee’s account will be promptly refunded,

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without interest (unless required by Applicable Law), to the Optionee, without any liability to the Company or any of its Subsidiaries or Affiliates.
14.    Code Section 409A; Tax Qualification.
(a)    Code Section 409A. Options granted under a Section 423 Offering are exempt from the application of Section 409A of the Code and Options granted under a Non-423 Offering are intended to be exempt from Section 409A of the Code pursuant to the “short-term deferral” exemption contained therein. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that an Option granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause an Option under the Plan to be subject to Section 409A of the Code, the Committee may amend the terms of the Plan and/or of an outstanding Option granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the Optionee’s consent, to exempt any outstanding Option or future Option that may be granted under the Plan from or to allow any such rights to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company will have no liability to an Optionee or any other party if the Option under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto. The Company makes no representation that the Option under the Plan is compliant with Section 409A of the Code.
(b)    Tax Qualification. Although the Company may endeavor to (i) qualify an Option for favorable tax treatment under the laws of the U.S. or jurisdictions outside of the U.S. or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 14(a) hereof. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Optionees under the Plan.
15.    No Enlargement of Employment Rights. Neither the establishment nor continuation of the Plan, nor the grant of any Option hereunder, shall be deemed to give any employee the right to be retained in the employ of the Participating Employer, or any successor thereto, or to interfere with the right of the Participating Employer or successor to discharge the employee at any time.
16.    Tax Withholding. At the time an Optionee’s purchase right is exercised, in whole or in part, or at the time an Optionee disposes of some or all of the shares of Stock acquired under the Plan, or at the time of any other taxable event, the Optionee will make adequate provision for any Tax-Related Items. In its sole discretion, the Company may provide that the Tax-Related Items may be satisfied by (a) withholding from the Optionee’s wages or other compensation, (b) withholding a sufficient number of shares of Stock (including less than a whole share of Stock) otherwise issuable following purchase sufficient to pay the Tax-Related Items required to be withheld with respect to the shares of Stock as determined in the sole discretion of the Committee, (c) withholding from proceeds from the sale of shares of Stock issued upon purchase, either through a voluntary sale or a mandatory sale arranged by the Company, (d) requiring the Optionee to make a cash payment to the Participating Employer equal to the amount of the Tax-Related Items, or (e) any other method permitted under Applicable Law.
17.    Governing Law. The Plan and all Options and actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, U.S.A., without regard to the conflict of laws principles thereof.
18.    Definitions. As used in this Plan, the following terms shall have the meanings set forth below:
(a)    “Affiliate” will have the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act. The Committee will have the authority to determine the time or times at which “Affiliate” status is determined within the foregoing definition.
(b)    “Applicable Law” means the requirements relating to the administration of equity-based awards under state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. jurisdiction where Options are, or will be, granted under the Plan.
(c)    “Board” means the Board of Directors of the Company.
(d)    “Code” means the U.S. Internal Revenue Code of 1986, as amended, or any statute successor thereto, and any regulations issued from time to time thereunder.

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(e)    “Committee” means a committee of the Board appointed by the Board from time to time to administer the Plan in accordance with Section 3 to serve at its pleasure for the purpose of carrying out the responsibilities of the Committee under the Plan. The Committee means the Executive Compensation and Human Resource Committee of the Board unless and until the Board provides otherwise. For any period during which no Committee is in existence, all authority and responsibility assigned the Committee under this Plan shall be exercised, if at all, by the Board.
(f)    “Company” means Boston Scientific Corporation, a Delaware corporation (or any successor corporation).
(g)    “Compensation” means, unless otherwise determined by the Committee, the total salary or wages or other taxable compensation (such as bonus payments, commissions, short-term disability payments and wage or salary substitution payments) paid by a Participating Employer to the Optionee during active employment (including approved paid leaves of absences) as of a particular pay date, exclusive of expense reimbursement, relocation allowances, tuition reimbursement, adoption assistance benefits, earnings related to stock options or other equity incentives, and post-employment payments that may be computed from eligible compensation, such as severance benefits, salary continuation after termination of employment, redundancy pay, or termination indemnities.
(h)    “Change in Control” means any of:
(i)    any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock in the Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities;
(ii)    an acquisition, consolidation or merger if all or substantially all of the beneficial owners of the outstanding Stock of the Company and the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of Board members immediately prior to such transaction do not own beneficially, directly or indirectly, and in substantially the same proportion, more than 50% of, respectively, the then outstanding shares of Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Board members, as the case may be, of the corporation resulting from such transaction;
(iii)    a sale or transfer of all or substantially all the Company's assets;
(iv)    a dissolution or liquidation of the Company; or
(v)    if, over a period of twenty-four (24) consecutive months or less there is change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more actual or threatened proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board.
Notwithstanding clauses (i) through (v) above, none of the following shall constitute a “Change in Control” for purposes of this definition:
(vi)    the shares of Stock or the voting securities of the Company entitled to vote generally in the election of Board members are acquired directly from the Company in a capital raising transaction;
(vii)    the shares of Stock or the voting securities of the Company entitled to vote generally in the election of Board members are acquired by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or
(A) the beneficial owners of the outstanding shares of Stock, and of the securities of the Company entitled to vote generally in the election of Board members, immediately prior to such transaction beneficially own, directly or indirectly, in substantially the same proportions immediately following such transaction more than 50% of the outstanding shares of Stock and of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of the members of the board of directors of the corporation (including, without

2026 Proxy Statement	D-9

Annex D
limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) resulting from such transaction and (B) at least a majority of the members of the board of directors of the corporation resulting from such transaction were members of the board of directors at the time of the execution of the initial agreement, or of the action of the Board, authorizing such transaction.
(i)    “Eligible Employee” means, unless otherwise determined by the Committee in connection with a particular Offering Period, an Employee who is customarily employed by a Participating Employer for twenty (20) or more hours per week. The Committee, in its discretion, from time to time may, prior to an Enrollment Period for all Options to be granted in an Offering Period, determine (on a uniform and nondiscriminatory basis for the Section 423 Offerings) that the definition of Eligible Employee will or will not include an individual if he or she: (A) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Committee in its discretion), (B) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Committee in its discretion), (C) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (D) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or who is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Section 423 Offering in an identical manner to all highly compensated individuals of the Participating Employer whose employees are participating in that Offering Period. An Optionee shall be deemed to have ceased to be an Eligible Employee either upon an actual termination of employment or upon the corporation employing the employee ceasing to be a Participating Employer.
(j)    “Employee” means an individual treated as an employee of the Company or other Participating Employer under their payroll records or for purposes of Section 423 of the Code. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s participation in or other rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.
(k)    “Enrollment Agreement” means such written or electronic agreement described in Section 6(c), in such form as may be approved by the Committee from time to time, whereby an Eligible Employee elects to participate in the Plan and authorizes a Participating Employer to withhold payroll deductions from his or her Compensation.
(l)    “Enrollment Period” means the period during which Eligible Employees may elect to participate in the Plan, commencing approximately 45 days prior to the beginning of each Offering Period and ending approximately 10 days prior to such Offering Period (or such other period as may be established by the Committee).
(m)    “Entry Date” means the first Offering Commencement Date on or after the date on which an Employee becomes an Eligible Employee.
(n)    “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, or any successor law thereto, and the regulations promulgated thereunder.
(o)    “Fair Market Value” means, with respect to the Stock on a given date, the closing price as quoted on the New York Stock Exchange on such date (or if there shall be no trading on such date, then on the immediately preceding date on which sales were made on the New York Stock Exchange, or such other appropriate date as shall be determined by the Committee).
(p)    “Fractional Share Interest” means an interest in a share of Stock allocated to a Participant upon exercise of Option and facilitated by the Company’s brokerage firm, providing for such rights with respect to a share of Stock as shall be specified by the Committee. In the interest of clarity, no fractional shares of Stock shall be issued by the Company under the Plan.
(q)    “Non-423 Offering” has the meaning assigned to it in Section 1 hereof.
(r)    “Offering Commencement Date” means the first Trading Day of each Offering Period.
(s)    “Offering Period” means, unless determined otherwise in accordance with Section 6(a) hereof, the consecutive six (6) month period beginning each January 1st and July 1st of each calendar year.

D-10	2026 Proxy Statement

Annex D
(t)    “Option” means an option to purchase shares of Stock granted under the Plan.
(u)    “Optionee” means an Eligible Employee who has elected to participate in the Plan and to whom an Option is granted.
(v)    “Option Shares” means shares of Stock subject to an Option.
(w)    “Participating Employer” means the Company or any Subsidiary or Affiliate designated by the Committee to participate in the Plan as of an Offering Commencement Date.
(x)    “Plan” means this Boston Scientific Corporation Employee Stock Purchase Plan as set forth herein (and formerly known as the Boston Scientific Corporation 2006 Global Employee Stock Ownership Plan), as it may be amended or restated from time to time.
(y)    “Purchase Date” means the last Trading Day of each Offering Period.
(z)    “Stock” means the common stock, USD 0.01 par value per share, of the Company. References in this Plan to a share of Stock shall also mean and include Fractional Share Interests when used in the context of references to Option Shares unless the Plan expressly provides otherwise or the context clearly suggests otherwise.
(aa)    “Section 423 Offering” has the meaning assigned to it in Section 1 hereof.
(bb)    “Sub-Plans” has the meaning assigned to it in Section 3(c) hereof.
(cc)    “Subsidiary” means a subsidiary corporation of the Company, whether now or hereafter existing, as “subsidiary corporation” is defined in Section 424(f) of the Code.
(dd)    “Tax-Related Items” means any U.S. federal, state, and/or local taxes and/or any non-U.S. taxes (including, without limitation, income tax, social insurance contributions (or similar contributions), payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax and any other tax or tax-related item related to participation in the Plan and legally applicable to an Optionee, including any employer liability for which the Optionee is liable pursuant to Applicable Laws or the applicable Enrollment Agreement.
(ee)    “Trading Date” a day on which the principal exchange that Stock is listed on is open for trading.
(ff)    “U.S.” means the United States of America.

2026 Proxy Statement	D-11

Boston Scientific

SCAN TO VIEW MATERIALS & VOTE

EXERCISING YOUR VOTE:

VOTE BY INTERNET

Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 29, 2026, for shares held directly and by 11:59 P.M. Eastern Time on April 27, 2026 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BSX2026**

You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the website and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 29, 2026, for shares held directly and by 11:59 P.M. Eastern Time on April 27, 2026 for shares held in a Plan. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes submitted through the mail must be received prior to April 30, 2026.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V86415-P45428 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BOSTON SCIENTIFIC CORPORATION

The Board of Directors recommends a vote "For" all Director Nominees.

1. Proposal to elect ten Directors.	For	Against	Abstain
1a. David C. Habiger	☐	☐	☐
1b. Edward J. Ludwig	☐	☐	☐
1c. Michael F. Mahoney	☐	☐	☐
1d. Jessica L. Mega	☐	☐	☐
1e. Susan E. Morano	☐	☐	☐
1f. Cheryl Pegus	☐	☐	☐
1g. Cathy R. Smith	☐	☐	☐
1h. Christophe P. Weber	☐	☐	☐
1i. David S. Wichmann	☐	☐	☐
1j. Ellen M. Zane	☐	☐	☐

The Board of Directors recommends a vote "Against" Proposal 8.	For	Against	Abstain
8. Stockholder proposal titled "Give Shareholders the Ability to Call for a Special Shareholder Meeting."	☐	☐	☐

Sign exactly as your name appears on the Proxy. If the shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees, partners, custodians, guardians, attorneys and corporate officers please add your full title(s).

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V86416-P45428

PROXY

BOSTON SCIENTIFIC CORPORATION

Proxy for Annual Meeting of Stockholders on April 30, 2026

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints VANCE R. BROWN, SUSAN THOMPSON, JONATHAN ROBERTSON and MARY WISEMAN, and each of them acting solely, as proxies, with full power of substitution and with all powers the undersigned would possess if personally present, to represent and vote, as designated hereon, all of the shares of common stock of Boston Scientific Corporation (the "Company"), par value $.01 per share, and if applicable, hereby directs the trustees and fiduciaries of the employee benefit plans in which the undersigned participates to vote all of the shares of common stock allocated to the account of the undersigned, which the undersigned is entitled to vote at the virtual Annual Meeting of Stockholders of the Company to be held at www.virtualshareholdermeeting.com/BSX2026 on Thursday, April 30, 2026 at 8:00 A.M. (Eastern Time), and any adjournment or postponement of the meeting.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH DIRECTOR, "FOR" PROPOSALS 2, 3, 4, 5, 6 AND 7, AND "AGAINST" PROPOSAL 8, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Please sign and date on reverse side and return promptly in the enclosed envelope)